UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza,

Suite 1000 Houston,

Texas 77046

(Address of principal executive offices) (Zip code)

Glenn Brightman 11

Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/29

Date of reporting period: 2/29/2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 29, 2024

Invesco Corporate Bond Fund

Nasdaq:

A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

28	Financial Statements

31	Financial Highlights

32	Notes to Financial Statements

41	Report of Independent Registered Public Accounting Firm

42	Fund Expenses

43	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Corporate Bond Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Credit Index, the Fund’s broad market/style-specific benchmark.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.72%
Class C Shares	4.11
Class R Shares	4.62
Class Y Shares	5.15
Class R5 Shares	5.21
Class R6 Shares	5.28
Bloomberg U.S. Credit Index▼ (Broad Market/Style-Specific Index)	5.70
Lipper BBB Rated Funds Index∎ (Peer Group Index)	4.67

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year ending February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a softlanding without pushing the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from 4.75% to 5.00%.1 Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank (SVB) and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and concerning bank troubles initially pushed overall corporate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May.2 Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two 0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

The fourth quarter of 2023 was characterized by a powerful price rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly – that disinflation is entrenched globally, and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.

We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and may allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates decreased from 4.89% to 4.64% during the fiscal year, while 10-year Treasury rates increased from 4.01% to 4.25%.1 At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.

The Fund, at NAV, generated positive returns for the fiscal year but underperformed its broad market/style-specific benchmark, the Bloomberg U.S. Credit Index.

Positioning in corporate bonds detracted from Fund performance relative to the broad market/style-specific benchmark during the fiscal year. In particular, security selection within the banking and insurance sub-sectors detracted most from relative performance while security selection within the consumer cyclical and energy sub-sectors were the most additive to relative performance. Additionally, a slight overweight to securitized debt, particularly asset-backed securities (ABS), added to relative performance while a slight overweight to Treasuries detracted from performance due to rate volatility and elevation inflation.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was generally maintained fairly neutral to the broad market/style-specific benchmark, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark had a small positive effect on relative returns. We believe buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.

Part of the Fund’s strategy in seeking to manage credit and currency risk during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit risk by purchasing and selling credit default swaps at various points throughout the fiscal year. Management of currency risk was carried out via currency forwards and options on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. We believe the risk may be greater in the current market environment because of interest rate volatility to combat inflation. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Corporate Bond Fund and for sharing our long-term investment horizon.

1	Source: Federal Reserve of Economic Data
2	Source: Fitch Ratings

2	Invesco Corporate Bond Fund

3 Source: US Department of the Treasury

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Niklas Nordenfelt

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	6.42%
10 Years	2.29
5 Years	1.18
1 Year	0.34
Class C Shares
Inception (8/30/93)	4.53%
10 Years	2.13
5 Years	1.29
1 Year	3.11
Class R Shares
Inception (6/6/11)	3.18%
10 Years	2.49
5 Years	1.83
1 Year	4.62
Class Y Shares
Inception (8/12/05)	4.38%
10 Years	3.00
5 Years	2.34
1 Year	5.15
Class R5 Shares
Inception (6/1/10)	4.29%
10 Years	3.09
5 Years	2.38
1 Year	5.21
Class R6 Shares
Inception (9/24/12)	3.30%
10 Years	3.17
5 Years	2.45
1 Year	5.28

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, VanKampen Corporate Bond Fund, advised by VanKampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco VanKampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Corporate Bond Fund

Supplemental Information

Invesco Corporate Bond Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Corporate Bond Fund

Fund Information

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	91.72%

U.S. Treasury Securities	3.54

Preferred Stocks	1.81

Asset-Backed Securities	1.49

Security Types Each Less Than 1% of Portfolio	0.90

Money Market Funds Plus Other Assets Less Liabilities	0.54

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury	3.54%

2. Citigroup, Inc.	1.43

3. Bank of America Corp.	1.41

4. Wells Fargo & Co.	1.32

5. JPMorgan Chase & Co.	1.31

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2024.

7	Invesco Corporate Bond Fund

Schedule of Investments(a)

February 29, 2024

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–91.72%
Advertising–0.14%

Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)(c)	$559,000	$523,303
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	2,946,000	2,867,668
Lamar Media Corp., 4.00%, 02/15/2030(c)	1,158,000	1,034,424
		4,425,395

Aerospace & Defense–2.12%
Boeing Co. (The),
5.15%, 05/01/2030(c)	3,848,000	3,786,829
5.93%, 05/01/2060	4,735,000	4,538,830
L3Harris Technologies, Inc.,
5.40%, 07/31/2033	4,942,000	4,947,899
5.60%, 07/31/2053(c)	2,328,000	2,349,533
Lockheed Martin Corp.,
5.10%, 11/15/2027(c)	2,244,000	2,269,634
4.45%, 05/15/2028	1,380,000	1,360,946
4.50%, 02/15/2029	3,891,000	3,825,871
4.75%, 02/15/2034(c)	2,493,000	2,437,291
4.80%, 08/15/2034(c)	1,757,000	1,718,936
4.15%, 06/15/2053	1,168,000	970,251
4.30%, 06/15/2062	1,408,000	1,180,395
5.90%, 11/15/2063	1,665,000	1,815,161
5.20%, 02/15/2064(c)	2,969,000	2,902,576
Northrop Grumman Corp.,
4.95%, 03/15/2053(c)	1,944,000	1,798,357
RTX Corp.,
5.00%, 02/27/2026	835,000	833,404
5.75%, 01/15/2029(c)	4,262,000	4,391,475
6.00%, 03/15/2031(c)	1,579,000	1,645,261
5.15%, 02/27/2033(c)	4,094,000	4,055,528
6.10%, 03/15/2034	4,339,000	4,583,698
6.40%, 03/15/2054(c)	2,589,000	2,868,024
TransDigm, Inc.,
6.75%, 08/15/2028(b)(c)	3,195,000	3,237,193
6.38%, 03/01/2029(b)	4,197,000	4,221,218
7.13%, 12/01/2031(b)	261,000	268,065
6.63%, 03/01/2032(b)	3,611,000	3,638,076
		65,644,451

Agricultural & Farm Machinery–0.36%

John Deere Capital Corp.,
4.90%, 03/03/2028	5,744,000	5,778,641
4.70%, 06/10/2030(c)	5,391,000	5,350,902
		11,129,543

Agricultural Products & Services–0.16%

Cargill, Inc.,
5.13%, 10/11/2032(b)	1,545,000	1,539,600
4.75%, 04/24/2033(b)	2,160,000	2,096,599
4.38%, 04/22/2052(b)	1,408,000	1,219,007
		4,855,206

	Principal Amount	Value
Air Freight & Logistics–0.20%

United Parcel Service, Inc.,
5.05%, 03/03/2053(c)	$6,342,000	$6,161,396

Aluminum–0.03%
Novelis Corp., 4.75%,
01/30/2030(b)	877,000	801,716

Apparel Retail–0.02%
Victoria’s Secret & Co., 4.63%,
07/15/2029(b)(c)	706,000	596,374

Apparel, Accessories & Luxury Goods–0.00%
Hanesbrands, Inc., 9.00%,
02/15/2031(b)	52,000	52,169

Application Software–0.39%
Constellation Software, Inc.
(Canada), 5.46%,
02/16/2034(b)	4,368,000	4,369,862
Intuit, Inc.,
5.20%, 09/15/2033(c)	4,321,000	4,367,331
5.50%, 09/15/2053(c)	2,879,000	2,963,137
SS&C Technologies, Inc., 5.50%,
09/30/2027(b)(c)	516,000	502,968
		12,203,298

Asset Management & Custody Banks–1.48%

Ameriprise Financial, Inc.,
5.70%, 12/15/2028(c)	4,409,000	4,537,065
4.50%, 05/13/2032	1,273,000	1,224,193
5.15%, 05/15/2033(c)	4,639,000	4,641,576
Ares Capital Corp., 5.88%,
03/01/2029	57,000	55,738
Bank of New York Mellon Corp. (The),
4.54%, 02/01/2029(c)(d)	2,818,000	2,769,972
5.83%, 10/25/2033(d)	2,310,000	2,399,643
4.71%, 02/01/2034(c)(d)	1,790,000	1,716,468
Series J, 4.97%,
04/26/2034(d)	2,562,000	2,497,801
BlackRock, Inc., 4.75%,
05/25/2033(c)	4,488,000	4,409,108
Golub Capital BDC, Inc., 6.00%,
07/15/2029	5,058,000	4,912,664
Northern Trust Corp., 6.13%,
11/02/2032(c)	2,726,000	2,871,045
State Street Corp.,
5.82%, 11/04/2028(d)	925,000	947,475
5.68%, 11/21/2029(c)(d)	6,749,000	6,898,232
4.82%, 01/26/2034(c)(d)	1,017,000	981,311
6.12%, 11/21/2034(d)	4,968,000	5,138,376
		46,000,667

Automobile Manufacturers–1.90%

Allison Transmission, Inc.,
3.75%, 01/30/2031(b)(c)	1,785,000	1,543,910
American Honda Finance Corp.,
4.60%, 04/17/2030(c)	1,501,000	1,471,262
4.90%, 01/10/2034(c)	5,471,000	5,334,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Corporate Bond Fund

	Principal Amount	Value
Automobile Manufacturers–(continued)
Daimler Truck Finance North
America LLC (Germany),
5.00%, 01/15/2027(b)	$1,014,000	$1,010,470
5.38%, 01/18/2034(b)(c)	1,474,000	1,469,802
Ford Motor Credit Co. LLC,
6.95%, 06/10/2026(c)	4,297,000	4,383,944
7.35%, 11/04/2027	3,335,000	3,486,863
6.80%, 05/12/2028(c)	6,072,000	6,268,633
6.80%, 11/07/2028	2,845,000	2,950,162
7.35%, 03/06/2030	2,729,000	2,894,646
7.20%, 06/10/2030(c)	2,735,000	2,882,720
7.12%, 11/07/2033(c)	2,750,000	2,933,172
Hyundai Capital America,
5.50%, 03/30/2026(b)(c)	2,001,000	2,003,016
5.60%, 03/30/2028(b)	1,189,000	1,200,614
5.80%, 04/01/2030(b)	9,238,000	9,437,158
Mercedes-Benz Finance North
America LLC (Germany),
4.85%, 01/11/2029(b)(c)	5,972,000	5,921,207
5.00%, 01/11/2034(b)	817,000	802,578
Volkswagen Group of America
Finance LLC (Germany),
4.60%, 06/08/2029(b)(c)	2,916,000	2,841,021
		58,836,038

Automotive Parts & Equipment–0.79%

ERAC USA Finance LLC,
4.60%, 05/01/2028(b)	2,776,000	2,729,586
5.00%, 02/15/2029(b)	2,906,000	2,888,887
4.90%, 05/01/2033(b)	4,331,000	4,227,142
5.20%, 10/30/2034(b)	5,051,000	5,013,002
NESCO Holdings II, Inc., 5.50%,
04/15/2029(b)	587,000	548,325
ZF North America Capital, Inc.
(Germany),
6.88%, 04/14/2028(b)	3,757,000	3,838,835
7.13%, 04/14/2030(b)(c)	4,941,000	5,151,852
		24,397,629

Automotive Retail–0.38%
Advance Auto Parts, Inc., 5.95%,
03/09/2028(c)	1,758,000	1,757,001
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	1,166,000	1,088,444
4.63%, 11/15/2029(b)(c)	425,000	387,498
AutoZone, Inc.,
4.75%, 08/01/2032	1,673,000	1,607,488
5.20%, 08/01/2033(c)	2,546,000	2,524,628
Group 1 Automotive, Inc.,
4.00%, 08/15/2028(b)(c)	1,749,000	1,598,109
LCM Investments Holdings II LLC,
4.88%, 05/01/2029(b)	602,000	541,200
8.25%, 08/01/2031(b)	1,184,000	1,209,439
Lithia Motors, Inc., 3.88%,
06/01/2029(b)(c)	1,202,000	1,073,891
		11,787,698

	Principal Amount	Value
Biotechnology–1.85%
AbbVie, Inc.,
4.80%, 03/15/2029	$9,086,000	$9,046,085
4.95%, 03/15/2031(c)	5,042,000	5,044,496
5.05%, 03/15/2034(c)	2,696,000	2,710,457
5.35%, 03/15/2044(c)	2,392,000	2,415,597
4.88%, 11/14/2048	1,318,000	1,248,272
5.50%, 03/15/2064	4,686,000	4,743,748
Amgen, Inc.,
5.25%, 03/02/2030(c)	4,380,000	4,414,711
5.65%, 03/02/2053	9,943,000	9,945,913
5.75%, 03/02/2063	7,846,000	7,853,574
Gilead Sciences, Inc.,
5.25%, 10/15/2033(c)	4,943,000	5,003,189
5.55%, 10/15/2053(c)	4,976,000	5,077,044
		57,503,086

Brewers–0.06%
Anheuser-Busch InBev Worldwide,
Inc. (Belgium), 8.00%,
11/15/2039	1,525,000	1,918,506

Broadcasting–0.01%
Gray Television, Inc.,
7.00%, 05/15/2027(b)	112,000	101,348
5.38%, 11/15/2031(b)	70,000	45,360
Sinclair Television Group, Inc.,
4.13%, 12/01/2030(b)	73,000	53,408
		200,116

Broadline Retail–0.04%
Kohl’s Corp., 4.63%,
05/01/2031	361,000	284,717
Macy’s Retail Holdings LLC,
5.88%, 03/15/2030(b)(c)	576,000	540,602
6.13%, 03/15/2032(b)	75,000	69,879
4.50%, 12/15/2034	340,000	280,449
QVC, Inc., 4.75%, 02/15/2027	126,000	113,686
		1,289,333

Building Products–0.24%
Carrier Global Corp.,
5.90%, 03/15/2034	1,215,000	1,261,059
6.20%, 03/15/2054	2,317,000	2,530,872
Lennox International, Inc.,
5.50%, 09/15/2028(c)	3,523,000	3,557,560
		7,349,491

Cable & Satellite–1.10%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 02/01/2028(b)	210,000	193,986
6.38%, 09/01/2029(b)(c)	4,452,000	4,185,889
4.50%, 08/15/2030(b)	124,000	102,971
7.38%, 03/01/2031(b)(c)	2,567,000	2,488,844
4.50%, 05/01/2032(c)	1,331,000	1,052,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Corporate Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)

Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	$3,051,000	$3,009,601
6.65%, 02/01/2034(c)	6,019,000	6,043,859
5.38%, 04/01/2038	249,000	214,714
5.75%, 04/01/2048(c)	1,536,000	1,279,819
6.83%, 10/23/2055(c)	2,674,000	2,536,667
Comcast Corp., 5.50%,
11/15/2032(c)	4,374,000	4,487,746
Cox Communications, Inc.,
5.70%, 06/15/2033(b)	1,176,000	1,178,129
5.80%, 12/15/2053(b)	4,344,000	4,234,089
CSC Holdings LLC, 5.38%,
02/01/2028(b)	1,228,000	1,071,633
DISH DBS Corp.,
5.25%, 12/01/2026(b)	71,000	56,845
5.75%, 12/01/2028(b)	158,000	109,711
Scripps Escrow, Inc., 5.88%,
07/15/2027(b)	60,000	48,762
Virgin Media Finance PLC (United Kingdom), 5.00%,
07/15/2030(b)	296,000	255,843
Virgin Media Secured Finance PLC (United Kingdom), 5.50%,
05/15/2029(b)	1,000,000	938,069
Ziggo B.V. (Netherlands), 4.88%,
01/15/2030(b)(c)	593,000	528,835
		34,018,799

Cargo Ground Transportation–0.90%

Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(b)(c)	897,000	901,959
5.35%, 01/12/2027(b)(c)	586,000	584,624
4.40%, 07/01/2027(b)	3,978,000	3,862,201
5.70%, 02/01/2028(b)	1,895,000	1,913,223
5.55%, 05/01/2028(b)	5,549,000	5,585,845
6.05%, 08/01/2028(b)	4,108,000	4,204,287
6.20%, 06/15/2030(b)(c)	1,154,000	1,195,891
Ryder System, Inc., 6.60%,
12/01/2033(c)	8,988,000	9,629,064
		27,877,094

Casinos & Gaming–0.13%

Caesars Entertainment, Inc.,
6.50%, 02/15/2032(b)	635,000	640,148
International Game Technology
PLC, 5.25%, 01/15/2029(b)	544,000	526,271
Las Vegas Sands Corp., 3.50%,
08/18/2026(c)	2,216,000	2,085,316
Premier Entertainment Sub LLC/Premier Entertainment
Finance Corp., 5.63%,
09/01/2029(b)	73,000	52,636
Wynn Macau Ltd. (Macau),
5.63%, 08/26/2028(b)	876,000	824,159
		4,128,530

	Principal Amount	Value
Commercial & Residential Mortgage Finance–0.53%
Aviation Capital Group LLC,
6.25%, 04/15/2028(b)	$3,156,000	$3,204,493
6.75%, 10/25/2028(b)	5,056,000	5,242,736
Nationstar Mortgage Holdings,
Inc., 7.13%, 02/01/2032(b)(c)	548,000	539,418
Nationwide Building Society (United Kingdom), 6.56%,
10/18/2027(b)(d)	3,690,000	3,778,262
Radian Group, Inc., 6.20%,
05/15/2029	3,447,000	3,459,175
Rocket Mortgage LLC/Rocket
Mortgage Co-Issuer, Inc.,
2.88%, 10/15/2026(b)	236,000	217,385
		16,441,469

Commodity Chemicals–0.05%
Mativ Holdings, Inc., 6.88%,
10/01/2026(b)(c)	1,657,000	1,606,486

Communications Equipment–0.04%

Cisco Systems, Inc., 5.30%,
02/26/2054	1,207,000	1,222,582

Computer & Electronics Retail–0.10%

Dell International LLC/EMC Corp.,
4.90%, 10/01/2026	1,094,000	1,084,313
Leidos, Inc., 5.75%,
03/15/2033	1,941,000	1,974,029
		3,058,342

Construction & Engineering–0.03%
Howard Midstream Energy Partners LLC,
6.75%, 01/15/2027(b)	536,000	534,441
8.88%, 07/15/2028(b)	380,000	400,807
		935,248

Construction Machinery & Heavy Transportation Equipment– 0.26%

Cummins, Inc.,
4.90%, 02/20/2029	1,603,000	1,596,862
5.15%, 02/20/2034(c)	3,238,000	3,235,279
5.45%, 02/20/2054	3,311,000	3,331,790
		8,163,931

Consumer Finance–1.04%

Capital One Financial Corp.,
3.30%, 10/30/2024	7,950,000	7,830,430
7.15%, 10/29/2027(c)(d)	3,042,000	3,153,977
6.31%, 06/08/2029(d)	3,647,000	3,735,237
7.62%, 10/30/2031(d)	3,542,000	3,878,546
6.38%, 06/08/2034(c)(d)	3,269,000	3,370,316
FirstCash, Inc.,
5.63%, 01/01/2030(b)	525,000	497,969
6.88%, 03/01/2032(b)	6,313,000	6,258,510
General Motors Financial Co., Inc.,
5.40%, 04/06/2026(c)	854,000	854,619
Series B, 6.50%(d)(e)	200,000	188,833
Navient Corp.,
5.00%, 03/15/2027(c)	389,000	369,246
9.38%, 07/25/2030	173,000	180,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Corporate Bond Fund

	Principal Amount	Value
Consumer Finance–(continued)
OneMain Finance Corp.,
6.88%, 03/15/2025(c)	$300,000	$303,243
7.13%, 03/15/2026(c)	925,000	940,741
3.88%, 09/15/2028	283,000	247,596
5.38%, 11/15/2029(c)	519,000	482,238
		32,292,492

Consumer Staples Merchandise Retail–0.28%

Dollar General Corp.,
5.00%, 11/01/2032(c)	1,041,000	1,012,457
5.50%, 11/01/2052(c)	2,152,000	2,040,830
Walmart, Inc.,
6.50%, 08/15/2037	3,581,000	4,108,245
4.50%, 09/09/2052	1,753,000	1,597,965
		8,759,497

Copper–0.06%
Freeport-McMoRan, Inc., 5.00%,
09/01/2027(c)	1,754,000	1,726,483

Data Processing & Outsourced Services–0.24%
Concentrix Corp., 6.85%,
08/02/2033	7,518,000	7,357,318

Distillers & Vintners–0.06%
Brown-Forman Corp., 4.75%,
04/15/2033(c)	1,012,000	998,768
Constellation Brands, Inc.,
4.90%, 05/01/2033(c)	800,000	776,234
		1,775,002

Distributors–0.44%
Genuine Parts Co.,
6.50%, 11/01/2028(c)	7,956,000	8,342,048
6.88%, 11/01/2033(c)	4,816,000	5,264,625
		13,606,673

Diversified Banks–14.52%
Africa Finance Corp.
(Supranational), 4.38%,
04/17/2026(b)	7,620,000	7,326,630
Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032(b)(c)	3,504,000	3,724,492
6.75%(b)(d)(e)	2,967,000	2,981,592
Banco Bilbao Vizcaya Argentaria S.A. (Spain),
7.88%, 11/15/2034(d)	4,897,000	5,225,580
9.38%(d)(e)	2,813,000	2,975,423
Banco Santander S.A. (Spain),
6.53%, 11/07/2027(d)	3,879,000	3,969,824
9.63%(c)(d)(e)	4,200,000	4,449,803
9.63%(d)(e)	7,000,000	7,514,276

	Principal Amount	Value
Diversified Banks–(continued)

Bank of America Corp.,
6.39% (SOFR + 1.05%),
02/04/2028(c)(f)	$2,230,000	$2,235,585
5.20%, 04/25/2029(d)	6,881,000	6,846,437
5.82%, 09/15/2029(c)(d)	6,522,000	6,648,670
4.57%, 04/27/2033(d)	3,161,000	2,972,807
5.02%, 07/22/2033(c)(d)	3,430,000	3,344,422
5.29%, 04/25/2034(d)	3,500,000	3,451,679
5.47%, 01/23/2035(c)(d)	3,182,000	3,173,994
7.75%, 05/14/2038	1,809,000	2,173,025
Series AA, 6.10%(c)(d)(e)	3,778,000	3,784,886
Series DD, 6.30%(c)(d)(e)	1,231,000	1,239,808
Series U, 8.74% (3 mo. Term
SOFR + 3.40%)(e)(f)	7,757,000	7,813,143
Bank of China Ltd. (China),
5.00%, 11/13/2024(b)	2,850,000	2,836,348
Bank of Montreal (Canada),
5.30%, 06/05/2026	1,722,000	1,726,863
7.70%, 05/26/2084(d)	8,415,000	8,419,207
Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082(c)(d)	4,407,000	4,544,996
8.00%, 01/27/2084(d)	4,257,000	4,309,391
Barclays PLC (United Kingdom),
6.69%, 09/13/2034(d)	77,000	80,578
BBVA Bancomer S.A. (Mexico),
8.13%, 01/08/2039(b)(c)(d)	2,599,000	2,695,774
BPCE S.A. (France),
5.20%, 01/18/2027(b)(c)	1,890,000	1,889,731
5.72%, 01/18/2030(b)(d)	2,226,000	2,218,032
6.51%, 01/18/2035(b)(c)(d)	2,285,000	2,266,297
Citigroup, Inc.,
5.17%, 02/13/2030(c)(d)	3,338,000	3,304,788
6.17%, 05/25/2034(d)	6,603,000	6,655,852
5.83%, 02/13/2035(c)(d)	9,092,000	8,898,650
3.88%(c)(d)(e)	469,000	441,741
7.38%(c)(d)(e)	8,196,000	8,401,974
7.63%(c)(d)(e)	8,114,000	8,387,385
Series BB, 7.20%(d)(e)	6,003,000	6,030,450
Series V, 4.70%(d)(e)	2,251,000	2,168,083
Comerica, Inc., 5.98%,
01/30/2030(c)(d)	1,861,000	1,827,979
Credit Agricole S.A. (France),
5.34%, 01/10/2030(b)(c)(d)	4,053,000	4,023,268
6.25%, 01/10/2035(b)(d)	3,083,000	3,083,718
Federation des caisses Desjardins du Quebec (Canada),
5.28%, 01/23/2026(b)(d)	1,124,000	1,117,916
4.55%, 08/23/2027(b)(c)	4,844,000	4,755,742
Fifth Third Bancorp,
2.38%, 01/28/2025	1,255,000	1,218,699
1.71%, 11/01/2027(d)	1,369,000	1,229,733
6.34%, 07/27/2029(c)(d)	875,000	898,183
4.77%, 07/28/2030(c)(d)	2,953,000	2,818,906
5.63%, 01/29/2032(c)(d)	746,000	739,827
4.34%, 04/25/2033(c)(d)	1,803,000	1,635,446
HSBC Holdings PLC (United Kingdom),
5.89%, 08/14/2027(d)	4,353,000	4,382,754
5.21%, 08/11/2028(d)	2,894,000	2,866,656
7.40%, 11/13/2034(d)	2,789,000	2,991,851
6.33%, 03/09/2044(d)	5,028,000	5,290,116
6.00%(d)(e)	3,088,000	2,929,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Intesa Sanpaolo S.p.A. (Italy),
7.80%, 11/28/2053(b)(c)	$4,221,000	$4,566,080
JPMorgan Chase & Co.,
4.32%, 04/26/2028(c)(d)	3,439,000	3,356,863
4.85%, 07/25/2028(d)	2,659,000	2,630,443
5.30%, 07/24/2029(c)(d)	4,724,000	4,737,873
6.09%, 10/23/2029(c)(d)	5,113,000	5,287,059
5.01%, 01/23/2030(c)(d)	2,085,000	2,063,653
4.59%, 04/26/2033(d)	2,257,000	2,142,232
5.72%, 09/14/2033(c)(d)	5,479,000	5,549,511
6.25%, 10/23/2034(c)(d)	7,879,000	8,361,211
5.34%, 01/23/2035(c)(d)	1,644,000	1,635,791
4.26%, 02/22/2048(d)	1,046,000	889,474
Series W, 6.57% (3 mo. Term SOFR + 1.26%),
05/15/2047(f)	3,264,000	2,875,661
Series FF, 5.00%(c)(d)(e)	1,061,000	1,055,675
KeyBank N.A.,
5.67% (SOFR + 0.32%),
06/14/2024(f)	4,221,000	4,206,412
3.30%, 06/01/2025	1,552,000	1,494,458
4.15%, 08/08/2025	135,000	130,780
5.85%, 11/15/2027(c)	1,827,000	1,805,019
KeyCorp,
3.88%, 05/23/2025(d)	1,963,000	1,943,240
2.55%, 10/01/2029	1,256,000	1,051,169
4.79%, 06/01/2033(d)	1,272,000	1,151,303
Manufacturers & Traders Trust Co.,
2.90%, 02/06/2025(c)	3,488,000	3,390,776
4.70%, 01/27/2028	3,688,000	3,549,017
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.02%, 07/20/2028(c)(d)	2,744,000	2,727,214
5.41%, 04/19/2034(c)(d)	1,958,000	1,980,825
8.20%(c)(d)(e)	7,727,000	8,312,112
Mizuho Financial Group, Inc.
(Japan), 5.78%,
07/06/2029(d)	2,810,000	2,864,672
Morgan Stanley Bank N.A.,
5.88%, 10/30/2026	5,467,000	5,568,742
Multibank, Inc. (Panama), 7.75%,
02/03/2028(b)	2,326,000	2,365,647
National Securities Clearing Corp.,
5.10%, 11/21/2027(b)	3,928,000	3,956,160
5.00%, 05/30/2028(b)	2,087,000	2,102,846
PNC Financial Services Group, Inc. (The),
6.62%, 10/20/2027(c)(d)	5,349,000	5,495,915
5.58%, 06/12/2029(c)(d)	5,879,000	5,913,610
4.63%, 06/06/2033(c)(d)	81,000	75,103
6.04%, 10/28/2033(c)(d)	2,657,000	2,727,601
5.07%, 01/24/2034(c)(d)	2,717,000	2,613,575
6.88%, 10/20/2034(d)	4,431,000	4,802,524
Series V, 6.20%(d)(e)	3,891,000	3,838,257
Series W, 6.25%(c)(d)(e)	4,450,000	4,211,128
Royal Bank of Canada (Canada),
4.95%, 02/01/2029(c)	1,403,000	1,393,696
5.00%, 02/01/2033(c)	4,075,000	4,009,007

	Principal Amount	Value
Diversified Banks–(continued)
Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(d)	$2,492,000	$2,517,327
6.75%, 02/08/2028(b)(d)	2,678,000	2,744,733
7.02%, 02/08/2030(b)(d)	3,221,000	3,388,394
2.68%, 06/29/2032(b)(d)	3,050,000	2,480,489
6.10%, 01/11/2035(b)(d)	2,721,000	2,745,136
7.75%(b)(d)(e)	5,356,000	5,409,699
Sumitomo Mitsui Financial Group, Inc. (Japan),
5.81%, 09/14/2033(c)	4,949,000	5,131,946
6.60%(d)(e)	7,032,000	7,019,030
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 03/09/2026(b)(c)	2,045,000	2,059,406
5.65%, 09/14/2026(b)	2,381,000	2,401,762
5.55%, 09/14/2028(b)(c)	3,901,000	3,974,685
5.20%, 03/07/2029(b)	4,664,000	4,677,492
5.35%, 03/07/2034(b)	3,247,000	3,272,864
Synovus Bank, 5.63%,
02/15/2028	8,831,000	8,534,385
Toronto-Dominion Bank (The)
(Canada), 8.13%,
10/31/2082(d)	3,862,000	4,029,066
U.S. Bancorp,
5.78%, 06/12/2029(c)(d)	4,520,000	4,568,858
4.97%, 07/22/2033(d)	1,995,000	1,865,341
4.84%, 02/01/2034(c)(d)	5,184,000	4,881,038
5.84%, 06/12/2034(c)(d)	4,090,000	4,132,173
5.68%, 01/23/2035(d)	2,465,000	2,460,658
UBS AG (Switzerland), 5.65%,
09/11/2028(c)	3,366,000	3,431,210
Wells Fargo & Co.,
4.81%, 07/25/2028(c)(d)	1,509,000	1,482,338
5.57%, 07/25/2029(d)	3,266,000	3,288,788
6.30%, 10/23/2029(c)(d)	3,511,000	3,640,515
5.20%, 01/23/2030(c)(d)	2,332,000	2,312,916
4.90%, 07/25/2033(d)	1,480,000	1,415,602
5.39%, 04/24/2034(d)	2,145,000	2,110,443
5.56%, 07/25/2034(c)(d)	2,288,000	2,279,985
6.49%, 10/23/2034(d)	9,197,000	9,784,614
5.50%, 01/23/2035(c)(d)	2,892,000	2,873,982
5.38%, 11/02/2043	4,554,000	4,357,439
4.75%, 12/07/2046(c)	1,201,000	1,039,042
4.61%, 04/25/2053(d)	2,882,000	2,514,391
7.63%(c)(d)(e)	3,528,000	3,741,899
		450,338,516

Diversified Capital Markets–0.65%
Credit Suisse Group AG (Switzerland),
4.50%(b)(d)(e)(g)	3,057,000	374,482
5.25%(b)(d)(e)(g)	1,903,000	233,118
7.25%(b)(d)(e)(g)	330,000	40,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Capital Markets–(continued)

UBS Group AG (Switzerland),
5.71%, 01/12/2027(b)(d)	$1,277,000	$1,276,961
4.75%, 05/12/2028(b)(d)	2,993,000	2,919,803
5.43%, 02/08/2030(b)(c)(d)	1,430,000	1,421,116
6.30%, 09/22/2034(b)(c)(d)	3,926,000	4,061,296
5.70%, 02/08/2035(b)(c)(d)	1,779,000	1,760,620
4.38%(b)(d)(e)	2,499,000	2,002,259
7.75%(b)(c)(d)(e)	6,171,000	6,188,137
		20,278,217

Diversified Financial Services–0.85%

Apollo Global Management, Inc.,
6.38%, 11/15/2033(c)	3,752,000	4,031,964
Corebridge Financial, Inc.,
6.05%, 09/15/2033(b)	3,954,000	4,040,860
5.75%, 01/15/2034	4,752,000	4,744,056
Gabon Blue Bond Master Trust,
Series 2, 6.10%,
08/01/2038(b)	7,001,000	6,937,486
Jane Street Group/JSG Finance,
Inc., 4.50%, 11/15/2029(b)(c)	578,000	532,424
Jefferies Finance LLC/JFIN
Co-Issuer Corp., 5.00%,
08/15/2028(b)	580,000	522,413
OPEC Fund for International
Development (The)
(Supranational), 4.50%,
01/26/2026(b)	4,785,000	4,730,052
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	844,000	791,798
		26,331,053

Diversified Metals & Mining–1.11%

BHP Billiton Finance (USA) Ltd.
(Australia),
5.10%, 09/08/2028	9,200,000	9,261,377
5.25%, 09/08/2030(c)	3,782,000	3,815,113
5.25%, 09/08/2033	14,806,000	14,879,063
5.50%, 09/08/2053(c)	4,186,000	4,288,834
Corp. Nacional del Cobre de Chile (Chile), 5.13%,
02/02/2033(b)	1,861,000	1,746,778
Hudbay Minerals, Inc. (Canada),
6.13%, 04/01/2029(b)(c)	511,000	501,953
		34,493,118

Diversified REITs–0.47%
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)(c)	4,124,000	4,123,101
5.25%, 01/30/2026(b)	2,991,000	2,916,908
4.87%, 01/15/2030(b)(c)	995,000	906,235
6.39%, 01/15/2050(b)	8,001,000	6,736,528
		14,682,772

Diversified Support Services–0.27%
Element Fleet Management Corp.
(Canada), 6.32%,
12/04/2028(b)(c)	3,603,000	3,697,429
Ritchie Bros. Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)	1,724,000	1,766,583
7.75%, 03/15/2031(b)(c)	2,750,000	2,894,375
		8,358,387

	Principal Amount	Value
Drug Retail–0.30%
CK Hutchison International (23) Ltd. (United Kingdom),
4.75%, 04/21/2028(b)	$2,958,000	$2,931,771
4.88%, 04/21/2033(b)	3,863,000	3,814,589
CVS Pass-Through Trust,
6.04%, 12/10/2028	745,945	750,626
5.77%, 01/10/2033(b)	1,263,841	1,235,687
Walgreens Boots Alliance, Inc.,
4.50%, 11/18/2034(c)	593,000	526,078
		9,258,751

Electric Utilities–7.20%
AEP Texas, Inc., 5.25%,
05/15/2052	1,579,000	1,486,791
Alabama Power Co., 5.85%,
11/15/2033	1,869,000	1,957,266
Alexander Funding Trust II,
7.47%, 07/31/2028(b)	2,143,000	2,244,330
American Electric Power Co., Inc.,
5.75%, 11/01/2027	2,232,000	2,279,077
5.20%, 01/15/2029(c)	3,190,000	3,188,610
CenterPoint Energy Houston
Electric LLC,
5.20%, 10/01/2028(c)	1,901,000	1,918,603
Series AJ, 4.85%,
10/01/2052	3,536,000	3,278,106
Connecticut Light and Power Co.
(The), 5.25%, 01/15/2053	1,632,000	1,593,407
Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	1,927,000	1,969,536
6.15%, 11/15/2052	1,025,000	1,112,653
5.90%, 11/15/2053	2,797,000	2,952,943
Constellation Energy Generation LLC,
6.13%, 01/15/2034(c)	1,443,000	1,506,651
6.50%, 10/01/2053	1,914,000	2,104,095
Dominion Energy South Carolina,
Inc., 6.25%, 10/15/2053	1,675,000	1,854,656
Drax Finco PLC (United Kingdom),
6.63%, 11/01/2025(b)	3,016,000	2,980,909
Duke Energy Carolinas LLC,
5.35%, 01/15/2053	3,048,000	2,987,988
Duke Energy Corp.,
5.00%, 12/08/2027(c)	1,159,000	1,151,788
4.85%, 01/05/2029(c)	4,759,000	4,681,872
5.00%, 08/15/2052(c)	3,160,000	2,819,313
Duke Energy Indiana LLC, 5.40%,
04/01/2053	6,027,000	5,822,615
Edison International, 7.88%,
06/15/2054(d)	4,055,000	4,143,979
Electricite de France S.A. (France),
5.70%, 05/23/2028(b)(c)	1,457,000	1,484,195
9.13%(b)(d)(e)	2,062,000	2,293,068
6.00%, 01/22/2114(b)(c)	6,655,000	6,289,622
Enel Finance America LLC (Italy),
7.10%, 10/14/2027(b)	1,455,000	1,531,567
Enel Finance International N.V. (Italy), 6.80%,
10/14/2025(b)	2,805,000	2,860,516
Evergy Metro, Inc., 4.95%,
04/15/2033	1,233,000	1,206,540
Eversource Energy, 5.50%,
01/01/2034	2,716,000	2,689,858

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Corporate Bond Fund

	Principal Amount	Value
Electric Utilities–(continued)
Exelon Corp.,
5.15%, 03/15/2029(c)	$2,409,000	$2,399,844
5.45%, 03/15/2034(c)	2,309,000	2,299,657
5.60%, 03/15/2053	4,380,000	4,272,606
Georgia Power Co.,
4.65%, 05/16/2028(c)	945,000	931,803
4.95%, 05/17/2033	1,735,000	1,699,470
Mercury Chile Holdco LLC (Chile),
6.50%, 01/24/2027(b)	2,144,000	2,004,883
Metropolitan Edison Co., 5.20%,
04/01/2028(b)	675,000	673,988
MidAmerican Energy Co.,
5.35%, 01/15/2034(c)	1,445,000	1,474,265
5.85%, 09/15/2054	4,401,000	4,642,647
5.30%, 02/01/2055(c)	2,626,000	2,556,075
National Rural Utilities Cooperative Finance Corp.,
4.45%, 03/13/2026	5,097,000	5,034,975
4.85%, 02/07/2029(c)	4,413,000	4,374,633
5.00%, 02/07/2031	5,039,000	4,969,291
5.80%, 01/15/2033(c)	1,582,000	1,637,261
7.13%, 09/15/2053(d)	13,488,000	13,978,720
NextEra Energy Capital Holdings, Inc.,
4.63%, 07/15/2027(c)	3,870,000	3,809,385
4.90%, 03/15/2029(c)	6,361,000	6,286,144
5.00%, 07/15/2032	1,196,000	1,165,378
5.25%, 03/15/2034	5,301,000	5,204,339
5.55%, 03/15/2054	6,404,000	6,217,702
Niagara Mohawk Power Corp.,
5.29%, 01/17/2034(b)	3,179,000	3,104,234
5.66%, 01/17/2054(b)	1,493,000	1,452,118
Oklahoma Gas and Electric Co.,
5.60%, 04/01/2053	1,230,000	1,244,078
Oncor Electric Delivery Co. LLC,
5.65%, 11/15/2033(c)	2,968,000	3,068,132
PacifiCorp,
5.10%, 02/15/2029	3,241,000	3,232,623
5.30%, 02/15/2031(c)	3,064,000	3,033,143
5.45%, 02/15/2034(c)	4,031,000	3,975,559
5.80%, 01/15/2055(c)	3,896,000	3,769,027
Public Service Co. of Colorado,
5.25%, 04/01/2053	4,447,000	4,211,069
Public Service Co. of New Hampshire, 5.35%,
10/01/2033	1,335,000	1,352,581
Public Service Electric and Gas
Co., 5.13%, 03/15/2053(c)	1,224,000	1,185,246
San Diego Gas & Electric Co.,
5.35%, 04/01/2053	4,605,000	4,474,226
Sierra Pacific Power Co., 5.90%,
03/15/2054(b)	5,425,000	5,562,154
Southern Co. (The),
5.70%, 10/15/2032(c)	1,632,000	1,671,731
5.70%, 03/15/2034(c)	5,749,000	5,860,422
Series B, 4.00%,
01/15/2051(d)	8,601,000	8,270,687
Southwestern Electric Power Co.,
5.30%, 04/01/2033(c)	1,959,000	1,934,109
Talen Energy Supply LLC, 8.63%,
06/01/2030(b)	503,000	531,139
Tampa Electric Co., 5.00%,
07/15/2052(c)	1,289,000	1,180,445

	Principal Amount	Value
Electric Utilities–(continued)
Virginia Electric & Power Co.,
5.00%, 04/01/2033(c)	$1,741,000	$1,707,195
5.35%, 01/15/2054(c)	4,490,000	4,327,032
Series C, 4.63%,
05/15/2052	2,007,000	1,735,452
Vistra Operations Co. LLC,
4.38%, 05/01/2029(b)	78,000	71,234
7.75%, 10/15/2031(b)	4,161,000	4,307,704
6.95%, 10/15/2033(b)	3,774,000	3,935,376
		223,220,336

Electrical Components & Equipment–0.49%

EnerSys,
4.38%, 12/15/2027(b)	595,000	560,654
6.63%, 01/15/2032(b)	243,000	244,309
Regal Rexnord Corp.,
6.05%, 04/15/2028(b)	2,155,000	2,169,169
6.40%, 04/15/2033(b)(c)	7,401,000	7,603,285
Sensata Technologies B.V.,
5.88%, 09/01/2030(b)(c)	1,067,000	1,040,166
Sociedad Quimica y Minera de
Chile S.A. (Chile), 6.50%,
11/07/2033(b)	3,600,000	3,713,976
		15,331,559

Electronic Components–0.23%
Corning, Inc., 5.45%,
11/15/2079(c)	7,246,000	6,720,566
Sensata Technologies, Inc.,
3.75%, 02/15/2031(b)	633,000	541,886
		7,262,452

Electronic Manufacturing Services–0.25%
EMRLD Borrower L.P./Emerald
Co-Issuer, Inc., 6.63%,
12/15/2030(b)	7,849,000	7,886,283

Environmental & Facilities Services–0.73%

Clean Harbors, Inc., 6.38%,
02/01/2031(b)(c)	1,746,000	1,737,007
GFL Environmental, Inc. (Canada),
6.75%, 01/15/2031(b)	526,000	538,682
Republic Services, Inc.,
4.88%, 04/01/2029(c)	4,036,000	4,022,687
5.00%, 12/15/2033	3,240,000	3,189,592
5.00%, 04/01/2034(c)	2,247,000	2,213,338
Veralto Corp.,
5.35%, 09/18/2028(b)(c)	5,408,000	5,448,508
5.45%, 09/18/2033(b)(c)	5,360,000	5,387,386
		22,537,200

Financial Exchanges & Data–0.54%
Intercontinental Exchange, Inc.,
4.35%, 06/15/2029(c)	1,941,000	1,884,567
4.60%, 03/15/2033(c)	1,837,000	1,757,474
4.95%, 06/15/2052(c)	2,660,000	2,502,269
5.20%, 06/15/2062	3,596,000	3,461,479
Moody’s Corp., 5.25%,
07/15/2044	1,018,000	995,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Corporate Bond Fund

	Principal Amount	Value
Financial Exchanges & Data–(continued)

Nasdaq, Inc.,
5.35%, 06/28/2028(c)	$1,700,000	$1,718,121
5.55%, 02/15/2034(c)	1,825,000	1,838,637
5.95%, 08/15/2053(c)	879,000	905,265
6.10%, 06/28/2063(c)	1,509,000	1,576,190
		16,639,506

Food Distributors–0.02%

Aramark Services, Inc., 5.00%,
04/01/2025(b)	515,000	512,152

Food Retail–0.15%
Alimentation Couche-Tard, Inc.
(Canada),
5.27%, 02/12/2034(b)(c)	3,519,000	3,489,031
5.62%, 02/12/2054(b)	1,295,000	1,291,765
		4,780,796

Gas Utilities–0.33%

Atmos Energy Corp.,
5.90%, 11/15/2033	1,779,000	1,871,967
6.20%, 11/15/2053(c)	1,426,000	1,579,797
Piedmont Natural Gas Co., Inc.,
5.40%, 06/15/2033	2,576,000	2,583,483
Southern Co. Gas Capital Corp.,
5.75%, 09/15/2033(c)	2,808,000	2,878,682
Southwest Gas Corp., 5.45%,
03/23/2028	1,179,000	1,190,685
		10,104,614

Gold–0.02%

New Gold, Inc. (Canada), 7.50%,
07/15/2027(b)	528,000	523,441

Health Care Distributors–0.13%

Cardinal Health, Inc., 5.45%,
02/15/2034(c)	1,925,000	1,926,661
Cencora, Inc., 5.13%,
02/15/2034	2,196,000	2,156,703
		4,083,364

Health Care Equipment–0.08%

Alcon Finance Corp. (Switzerland),
5.38%, 12/06/2032(b)	2,371,000	2,375,300

Health Care Facilities–0.47%

Encompass Health Corp., 4.50%,
02/01/2028	506,000	479,270
HCA, Inc.,
5.00%, 03/15/2024	6,027,000	6,025,437
5.90%, 06/01/2053	4,186,000	4,115,767
Tenet Healthcare Corp., 4.88%,
01/01/2026	269,000	268,890
UPMC,
5.04%, 05/15/2033	2,733,000	2,699,790
5.38%, 05/15/2043	924,000	935,176
		14,524,330

Health Care REITs–0.03%

Diversified Healthcare Trust,
0.00%, 01/15/2026(b)(h)	829,000	704,650

	Principal Amount	Value
Health Care REITs–(continued)

MPT Operating Partnership L.P./MPT Finance Corp.,
3.50%, 03/15/2031	$172,000	$115,315
		819,965

Health Care Services–0.87%
Catalent Pharma Solutions, Inc.,
3.50%, 04/01/2030(b)	655,000	631,397
Community Health Systems, Inc.,
5.25%, 05/15/2030(b)	377,000	301,168
4.75%, 02/15/2031(b)	251,000	191,231
CVS Health Corp.,
5.00%, 01/30/2029(c)	5,504,000	5,489,103
5.25%, 01/30/2031(c)	1,625,000	1,623,784
5.30%, 06/01/2033(c)	5,023,000	4,988,882
6.00%, 06/01/2063(c)	2,510,000	2,516,264
DaVita, Inc., 3.75%,
02/15/2031(b)	332,000	272,830
Piedmont Healthcare, Inc.,
Series 2032, 2.04%,
01/01/2032	4,689,000	3,785,848
Series 2042, 2.72%,
01/01/2042	1,306,000	924,114
2.86%, 01/01/2052	1,494,000	958,960
Providence St. Joseph Health Obligated Group, Series 21-A,
2.70%, 10/01/2051	2,932,000	1,769,650
Quest Diagnostics, Inc., 6.40%,
11/30/2033(c)	2,250,000	2,404,696
Select Medical Corp., 6.25%,
08/15/2026(b)(c)	509,000	508,182
Star Parent, Inc., 9.00%,
10/01/2030(b)(c)	509,000	537,819
		26,903,928

Health Care Supplies–1.03%

Medline Borrower L.P., 3.88%,
04/01/2029(b)	1,448,000	1,299,577
Solventum Corp.,
5.40%, 03/01/2029(b)	9,310,000	9,297,960
5.60%, 03/23/2034(b)	10,015,000	9,955,637
5.90%, 04/30/2054(b)	5,945,000	5,822,356
6.00%, 05/15/2064(b)	5,823,000	5,659,973
		32,035,503

Home Improvement Retail–0.78%

Home Depot, Inc. (The), 4.95%,
09/15/2052(c)	1,569,000	1,491,421
Lowe’s Cos., Inc.,
5.00%, 04/15/2033(c)	4,734,000	4,672,010
5.63%, 04/15/2053(c)	4,367,000	4,338,181
5.75%, 07/01/2053(c)	1,843,000	1,863,771
5.80%, 09/15/2062	3,638,000	3,634,979
5.85%, 04/01/2063	8,152,000	8,234,075
		24,234,437

Homebuilding–0.13%

Lennar Corp., 4.75%,
11/29/2027(c)	1,486,000	1,463,205
M.D.C. Holdings, Inc., 6.00%,
01/15/2043	2,717,000	2,713,838
		4,177,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Corporate Bond Fund

	Principal Amount	Value
Hotel & Resort REITs–0.09%

RLJ Lodging Trust L.P., 4.00%,
09/15/2029(b)(c)	$604,000	$527,769
Service Properties Trust,
5.50%, 12/15/2027	861,000	811,548
8.63%, 11/15/2031(b)(c)	1,510,000	1,596,081
		2,935,398

Hotels, Resorts & Cruise Lines–0.26%

Carnival Corp.,
6.00%, 05/01/2029(b)	207,000	202,413
7.00%, 08/15/2029(b)(c)	1,010,000	1,048,408
10.50%, 06/01/2030(b)	495,000	540,460
IRB Holding Corp., 7.00%,
06/15/2025(b)	417,000	417,892
Marriott International, Inc.,
4.88%, 05/15/2029	1,383,000	1,365,113
5.30%, 05/15/2034(c)	2,314,000	2,278,415
Royal Caribbean Cruises Ltd.,
6.25%, 03/15/2032(b)	2,151,000	2,158,090
		8,010,791

Household Products–0.02%

Prestige Brands, Inc., 3.75%,
04/01/2031(b)	617,000	533,582

Housewares & Specialties–0.01%
Newell Brands, Inc., 6.38%,
09/15/2027	175,000	170,070

Independent Power Producers & Energy Traders–0.47%

Clearway Energy Operating LLC,
4.75%, 03/15/2028(b)	528,000	494,291
3.75%, 02/15/2031(b)	307,000	259,217
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia),
5.38%, 12/30/2030(b)	2,818,000	2,267,176
NSTAR Electric Co., 4.55%,
06/01/2052	1,579,000	1,376,686
Vistra Corp.,
7.00%(b)(c)(d)(e)	2,207,000	2,137,899
Series C, 8.88%(b)(d)(e)	7,794,000	7,947,735
		14,483,004

Industrial Conglomerates–1.14%
Bidvest Group (UK) PLC (The) (South Africa), 3.63%,
09/23/2026(b)	1,291,000	1,207,233
Honeywell International, Inc.,
4.25%, 01/15/2029(c)	2,434,000	2,381,597
4.88%, 09/01/2029	4,420,000	4,424,044
4.95%, 09/01/2031	6,332,000	6,321,730
5.00%, 02/15/2033(c)	1,189,000	1,191,548
5.00%, 03/01/2035	4,419,000	4,407,961
5.25%, 03/01/2054	8,838,000	8,827,716
5.35%, 03/01/2064	6,633,000	6,631,418
		35,393,247

Industrial Machinery & Supplies & Components–0.36%

Enpro, Inc., 5.75%,
10/15/2026	996,000	982,777

	Principal Amount	Value
Industrial Machinery & Supplies & Components–(continued)

Ingersoll Rand, Inc.,
5.40%, 08/14/2028	$713,000	$719,267
5.70%, 08/14/2033(c)	2,615,000	2,661,279
Nordson Corp.,
5.60%, 09/15/2028	1,054,000	1,072,271
5.80%, 09/15/2033	1,894,000	1,956,528
nVent Finance S.a.r.l. (United Kingdom), 5.65%,
05/15/2033	3,135,000	3,137,222
Roller Bearing Co. of America,
Inc., 4.38%, 10/15/2029(b)	585,000	533,686
		11,063,030

Industrial REITs–0.99%
LXP Industrial Trust, 6.75%,
11/15/2028	1,479,000	1,528,255
Prologis L.P.,
4.88%, 06/15/2028(c)	2,460,000	2,458,157
4.63%, 01/15/2033	4,121,000	3,968,498
4.75%, 06/15/2033(c)	4,680,000	4,540,925
5.13%, 01/15/2034(c)	2,368,000	2,345,678
5.00%, 03/15/2034(c)	8,640,000	8,496,049
5.25%, 06/15/2053(c)	5,992,000	5,815,217
5.25%, 03/15/2054	1,696,000	1,630,915
		30,783,694

Insurance Brokers–0.46%

Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer,
7.00%, 01/15/2031(b)	524,000	522,321
Aon Corp./Aon Global Holdings
PLC, 5.35%, 02/28/2033(c)	1,173,000	1,170,581
Arthur J. Gallagher & Co., 6.75%,
02/15/2054	2,514,000	2,838,704
AssuredPartners, Inc., 7.50%,
02/15/2032(b)	15,000	14,750
HUB International Ltd.,
7.25%, 06/15/2030(b)	270,000	275,607
7.38%, 01/31/2032(b)	227,000	227,861
Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033(c)	3,521,000	3,586,129
6.25%, 11/01/2052	1,140,000	1,262,830
5.45%, 03/15/2053	1,156,000	1,152,923
5.70%, 09/15/2053	3,258,000	3,365,669
		14,417,375

Integrated Oil & Gas–1.48%
BP Capital Markets America, Inc.,
4.70%, 04/10/2029(c)	6,871,000	6,791,343
4.81%, 02/13/2033(c)	2,765,000	2,698,461
BP Capital Markets PLC (United
Kingdom), 4.38%(d)(e)	2,992,000	2,955,700
Ecopetrol S.A. (Colombia),
8.88%, 01/13/2033	5,115,000	5,381,619
8.38%, 01/19/2036	5,433,000	5,458,128
Occidental Petroleum Corp.,
6.45%, 09/15/2036(c)	6,403,000	6,746,425
6.20%, 03/15/2040(c)	6,337,000	6,440,860
4.63%, 06/15/2045	2,546,000	2,057,053
6.60%, 03/15/2046(c)	2,551,000	2,711,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Corporate Bond Fund

	Principal Amount	Value
Integrated Oil & Gas–(continued)

Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	$2,426,770	$2,323,718
6.70%, 02/16/2032	2,097,000	1,692,281
10.00%, 02/07/2033(c)	500,000	485,915
		45,742,744

Integrated Telecommunication Services–1.71%

Altice France S.A. (France),
8.13%, 02/01/2027(b)	240,000	220,792
5.13%, 07/15/2029(b)	308,000	232,960
5.50%, 10/15/2029(b)	125,000	94,801
AT&T, Inc.,
5.40%, 02/15/2034(c)	3,386,000	3,391,765
3.55%, 09/15/2055	20,645,000	14,078,594
British Telecommunications PLC (United Kingdom), 4.25%,
11/23/2081(b)(d)	6,220,000	5,831,772
Frontier Communications Holdings LLC, 8.63%,
03/15/2031(b)	260,000	263,664
IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026(b)	2,169,000	1,906,312
6.25%, 11/29/2028(b)	1,677,000	1,372,772
Iliad Holding S.A.S.U. (France),
6.50%, 10/15/2026(b)	1,250,000	1,236,745
7.00%, 10/15/2028(b)	300,000	297,069
Sitios Latinoamerica S.A.B. de C.V. (Brazil), 5.38%,
04/04/2032(b)	2,131,000	1,966,593
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	553,000	531,221
Telefonica Emisiones S.A. (Spain),
7.05%, 06/20/2036	1,750,000	1,928,362
Verizon Communications, Inc.,
4.50%, 08/10/2033(c)	17,652,000	16,664,548
3.40%, 03/22/2041	759,000	581,870
3.00%, 11/20/2060(c)	2,107,000	1,282,990
3.70%, 03/22/2061	1,396,000	987,233
		52,870,063

Interactive Media & Services–0.29%
Match Group Holdings II LLC,
3.63%, 10/01/2031(b)	55,000	46,384
Meta Platforms, Inc.,
4.45%, 08/15/2052	1,463,000	1,279,261
4.65%, 08/15/2062	3,535,000	3,135,602
5.75%, 05/15/2063(c)	4,259,000	4,462,377
		8,923,624

Investment Banking & Brokerage–3.27%
Brookfield Finance, Inc. (Canada),
5.97%, 03/04/2054	2,334,000	2,355,068
Charles Schwab Corp. (The),
5.64%, 05/19/2029(d)	3,427,000	3,471,918
6.20%, 11/17/2029(c)(d)	4,417,000	4,562,575
5.85%, 05/19/2034(c)(d)	3,426,000	3,480,835
6.14%, 08/24/2034(c)(d)	6,875,000	7,127,320
Series G, 5.38%(c)(d)(e)	3,990,000	3,944,778
Series K, 5.00%(d)(e)	2,141,000	1,980,463

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
6.14% (SOFR + 0.79%),
12/09/2026(f)	$3,940,000	$3,945,060
6.16% (SOFR + 0.81%),
03/09/2027(f)	5,451,000	5,424,264
6.27% (SOFR + 0.92%),
10/21/2027(f)	1,181,000	1,180,698
6.46% (SOFR + 1.12%),
02/24/2028(f)	1,162,000	1,165,531
4.48%, 08/23/2028(c)(d)	1,872,000	1,825,758
6.75%, 10/01/2037(c)	2,525,000	2,746,301
4.80%, 07/08/2044	2,474,000	2,261,128
Series T, 3.80%(d)(e)	146,000	134,495
Series V, 4.13%(c)(d)(e)	2,443,000	2,234,155
Series W, 7.50%(c)(d)(e)	11,981,000	12,628,259
GTCR W-2 Merger Sub LLC,
7.50%, 01/15/2031(b)(c)	2,647,000	2,762,992
Morgan Stanley,
5.12%, 02/01/2029(d)	1,704,000	1,693,380
5.16%, 04/20/2029(d)	7,765,000	7,723,269
5.45%, 07/20/2029(d)	1,722,000	1,729,358
6.41%, 11/01/2029(d)	4,181,000	4,366,123
5.17%, 01/16/2030(c)(d)	2,269,000	2,255,646
5.25%, 04/21/2034(d)	7,466,000	7,330,881
5.42%, 07/21/2034(d)	3,797,000	3,775,921
5.47%, 01/18/2035(c)(d)	2,383,000	2,381,095
5.95%, 01/19/2038(c)(d)	1,423,000	1,419,911
5.94%, 02/07/2039(d)	5,675,000	5,590,243
		101,497,425

Leisure Facilities–0.07%
Carnival Holdings Bermuda Ltd.,
10.38%, 05/01/2028(b)	1,259,000	1,374,355
Viking Ocean Cruises Ship VII Ltd.,
5.63%, 02/15/2029(b)	551,000	532,205
VOC Escrow Ltd., 5.00%,
02/15/2028(b)	285,000	273,961
		2,180,521

Leisure Products–0.39%
Amer Sports Co. (Finland),
6.75%, 02/16/2031(b)	545,000	542,793
Brunswick Corp., 5.10%,
04/01/2052	2,385,000	1,886,398
Polaris, Inc., 6.95%,
03/15/2029(c)	9,219,000	9,721,054
		12,150,245

Life & Health Insurance–3.30%
American Equity Investment Life Holding Co., 5.00%,
06/15/2027	4,004,000	3,855,551
Athene Global Funding, 5.58%,
01/09/2029(b)(c)	6,466,000	6,449,759
Corebridge Global Funding,
6.65% (SOFR + 1.30%),
09/25/2026(b)(f)	7,271,000	7,305,862
5.90%, 09/19/2028(b)	2,825,000	2,882,412
5.20%, 01/12/2029(b)(c)	5,152,000	5,100,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Corporate Bond Fund

	Principal Amount	Value
Life & Health Insurance–(continued)
Delaware Life Global Funding,
Series 22-1, 3.31%,
03/10/2025(b)	$5,895,000	$5,659,436
Series 21-1, 2.66%,
06/29/2026(b)	13,992,000	12,989,072
F&G Annuities & Life, Inc., 7.40%,
01/13/2028	3,648,000	3,751,912
GA Global Funding Trust, 5.50%,
01/08/2029(b)	4,848,000	4,793,586
MAG Mutual Holding Co., 4.75%,
04/30/2041(b)(i)	11,777,000	10,184,985
MetLife, Inc.,
5.00%, 07/15/2052	1,217,000	1,137,671
5.25%, 01/15/2054(c)	5,466,000	5,289,045
New York Life Global Funding,
4.55%, 01/28/2033(b)	3,402,000	3,242,590
Pacific Life Global Funding II, 6.15% (SOFR + 0.80%),
03/30/2025(b)(f)	4,159,000	4,169,613
5.97% (SOFR + 0.62%),
06/04/2026(b)(f)	1,795,000	1,794,684
6.40% (SOFR + 1.05%),
07/28/2026(b)(f)	13,822,000	13,898,311
Principal Financial Group, Inc.,
5.38%, 03/15/2033	2,313,000	2,333,477
Sumitomo Life Insurance Co.
(Japan), 5.88%(b)(d)(e)	7,680,000	7,606,040
		102,444,022

Managed Health Care–0.92%
Humana, Inc.,
5.75%, 12/01/2028(c)	1,867,000	1,907,645
5.95%, 03/15/2034(c)	5,701,000	5,897,009
Kaiser Foundation Hospitals, Series 2021, 2.81%,
06/01/2041	53,000	38,745
UnitedHealth Group, Inc.,
5.25%, 02/15/2028(c)	3,273,000	3,328,865
4.25%, 01/15/2029(c)	1,772,000	1,727,326
5.30%, 02/15/2030(c)	5,571,000	5,680,299
5.35%, 02/15/2033(c)	4,789,000	4,887,892
4.50%, 04/15/2033(c)	801,000	768,996
5.05%, 04/15/2053	1,769,000	1,684,264
5.20%, 04/15/2063(c)	2,596,000	2,477,734
		28,398,775

Marine Transportation–0.44%

A.P. Moller - Maersk A/S (Denmark), 5.88%,
09/14/2033(b)	2,690,000	2,711,824
NCL Corp. Ltd.,
5.88%, 02/15/2027(b)	536,000	530,129
8.13%, 01/15/2029(b)	508,000	534,867
Stena International S.A. (Sweden),
7.25%, 01/15/2031(b)	1,692,000	1,683,861
7.63%, 02/15/2031(b)	8,165,000	8,216,562
		13,677,243

Metal, Glass & Plastic Containers–0.03%

Ball Corp., 6.00%,
06/15/2029(c)	514,000	517,134

	Principal Amount	Value
Metal, Glass & Plastic Containers–(continued)

OI European Group B.V., 4.75%,
02/15/2030(b)	$577,000	$531,734
		1,048,868

Movies & Entertainment–0.41%
Warnermedia Holdings, Inc.,
5.05%, 03/15/2042(c)	5,104,000	4,295,398
5.14%, 03/15/2052	4,684,000	3,809,570
5.39%, 03/15/2062	5,598,000	4,520,286
		12,625,254

Multi-Family Residential REITs–0.15%
AvalonBay Communities, Inc.,
5.00%, 02/15/2033	982,000	963,024
5.30%, 12/07/2033(c)	3,802,000	3,814,903
		4,777,927

Multi-line Insurance–0.22%
Massachusetts Mutual Life Insurance Co., 5.67%,
12/01/2052(b)(c)	1,143,000	1,142,706
Metropolitan Life Global Funding I,
5.15%, 03/28/2033(b)	5,602,000	5,545,432
		6,688,138

Multi-Utilities–1.08%
Ameren Illinois Co.,
4.95%, 06/01/2033(c)	1,952,000	1,923,022
5.90%, 12/01/2052(c)	1,159,000	1,233,210
Black Hills Corp., 6.15%,
05/15/2034(c)	9,696,000	9,974,240
Dominion Energy, Inc., 5.38%,
11/15/2032(c)	5,074,000	5,048,530
DTE Electric Co., 5.20%,
03/01/2034	2,167,000	2,157,769
NiSource, Inc., 5.25%,
03/30/2028	1,570,000	1,577,854
Public Service Enterprise Group, Inc.,
5.88%, 10/15/2028(c)	5,394,000	5,540,739
6.13%, 10/15/2033	3,371,000	3,516,070
WEC Energy Group, Inc.,
5.15%, 10/01/2027	2,158,000	2,157,022
4.75%, 01/15/2028(c)	351,000	347,146
		33,475,602

Office REITs–0.59%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	1,444,000	1,387,521
5.63%, 05/15/2054	6,352,000	6,118,931
Brandywine Operating Partnership
L.P., 7.80%, 03/15/2028(c)	4,852,000	4,811,391
Office Properties Income Trust,
4.25%, 05/15/2024	588,000	585,393
4.50%, 02/01/2025	4,353,000	3,531,632
2.40%, 02/01/2027	2,428,000	1,255,089
9.00%, 03/31/2029(b)	602,000	562,145
		18,252,102

Oil & Gas Drilling–0.17%
Delek Logistics Partners L.P./Delek Logistics Finance Corp.,
7.13%, 06/01/2028(b)	858,000	822,286
8.63%, 03/15/2029(b)	269,000	269,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Drilling–(continued)

Patterson-UTI Energy, Inc.,
7.15%, 10/01/2033(c)	$2,001,000	$2,121,474
Rockies Express Pipeline LLC,
6.88%, 04/15/2040(b)	895,000	882,047
Transocean, Inc., 8.75%,
02/15/2030(b)	501,300	515,117
Valaris Ltd., 8.38%,
04/30/2030(b)	777,000	797,387
		5,407,934

Oil & Gas Equipment & Services–0.02%
Oceaneering International, Inc.,
6.00%, 02/01/2028	557,000	548,199

Oil & Gas Exploration & Production–1.38%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%,
02/15/2026(b)	1,526,000	1,533,704
Apache Corp., 7.75%,
12/15/2029	1,500,000	1,609,373
Ascent Resources Utica Holdings LLC/ARU Finance
Corp., 7.00%, 11/01/2026(b)	476,000	476,051
Civitas Resources, Inc.,
8.38%, 07/01/2028(b)(c)	3,567,000	3,737,053
8.75%, 07/01/2031(b)(c)	2,823,000	3,005,708
ConocoPhillips Co.,
5.55%, 03/15/2054(c)	4,598,000	4,655,940
5.70%, 09/15/2063	1,646,000	1,683,576
Devon Energy Corp.,
5.25%, 10/15/2027	2,922,000	2,917,852
5.88%, 06/15/2028	3,513,000	3,535,109
Diamondback Energy, Inc.,
6.25%, 03/15/2053(c)	4,667,000	4,941,535
EQT Corp., 5.70%,
04/01/2028(c)	1,260,000	1,270,176
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.00%, 04/15/2030(b)(c)	449,000	436,349
6.00%, 02/01/2031(b)	186,000	180,062
6.25%, 04/15/2032(b)	154,000	149,114
8.38%, 11/01/2033(b)(c)	303,000	325,708
Murphy Oil Corp.,
6.38%, 07/15/2028(c)	2,418,000	2,423,296
5.88%, 12/01/2042	180,000	158,674
Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%,
11/01/2028(b)(c)	516,000	527,902
SM Energy Co., 6.63%,
01/15/2027(c)	144,000	143,541
Southwestern Energy Co.,
5.38%, 03/15/2030(c)	1,470,000	1,406,408
4.75%, 02/01/2032	592,000	538,167
Transocean Titan Financing Ltd.,
8.38%, 02/01/2028(b)	4,054,000	4,163,742
Uzbekneftegaz JSC (Uzbekistan),
4.75%, 11/16/2028(b)	3,661,000	3,093,362
		42,912,402

Oil & Gas Refining & Marketing–0.78%
Cosan Luxembourg S.A. (Brazil),
7.50%, 06/27/2030(b)	3,677,000	3,799,076

	Principal Amount	Value
Oil & Gas Refining & Marketing–(continued)
CVR Energy, Inc., 8.50%,
01/15/2029(b)	$7,465,000	$7,517,665
PBF Holding Co. LLC/PBF Finance Corp., 7.88%,
09/15/2030(b)(c)	5,520,000	5,660,622
Phillips 66 Co., 5.30%,
06/30/2033	3,136,000	3,111,265
Raizen Fuels Finance S.A. (Brazil),
6.45%, 03/05/2034(b)	2,690,000	2,732,728
6.95%, 03/05/2054(b)	1,340,000	1,367,217
		24,188,573

Oil & Gas Storage & Transportation–6.44%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
6.63%, 02/01/2032(b)	4,045,000	4,030,984
Cheniere Energy Partners L.P.,
5.95%, 06/30/2033(c)	2,330,000	2,348,214
Columbia Pipelines Holding Co.
LLC, 6.06%, 08/15/2026(b)	1,051,000	1,064,001
El Paso Natural Gas Co. LLC,
8.38%, 06/15/2032	1,119,000	1,294,134
Enbridge, Inc. (Canada),
5.70%, 03/08/2033(c)	2,943,000	2,977,374
7.38%, 01/15/2083(c)(d)	3,836,000	3,853,646
7.63%, 01/15/2083(c)(d)	2,985,000	3,030,447
8.50%, 01/15/2084(c)(d)	3,087,000	3,299,444
Series NC5, 8.25%,
01/15/2084(c)(d)	4,983,000	5,181,687
Energy Transfer L.P.,
5.55%, 02/15/2028(c)	775,000	781,731
6.10%, 12/01/2028(c)	2,019,000	2,088,407
6.40%, 12/01/2030	1,041,000	1,093,150
7.38%, 02/01/2031(b)	1,688,000	1,767,505
5.75%, 02/15/2033	1,862,000	1,876,004
6.55%, 12/01/2033(c)	3,303,000	3,505,556
5.55%, 05/15/2034(c)	4,123,000	4,081,971
4.90%, 03/15/2035	7,034,000	6,563,581
5.00%, 05/15/2050	4,719,000	4,071,786
5.95%, 05/15/2054	5,668,000	5,535,349
8.00%, 05/15/2054(c)(d)	2,526,000	2,626,674
Series A, 9.60% (3 mo. Term
SOFR + 4.29%)(e)(f)	342,000	338,294
Enterprise Products Operating LLC, Series D,
6.88%, 03/01/2033	1,617,000	1,803,116
8.57% (3 mo. Term SOFR +
3.25%), 08/16/2077(c)(f)	3,595,000	3,608,418
4.20%, 01/31/2050	1,566,000	1,294,229
Genesis Energy L.P./Genesis Energy Finance Corp.,
8.00%, 01/15/2027	280,000	282,207
7.75%, 02/01/2028	297,000	297,266
8.25%, 01/15/2029	1,283,000	1,305,432
8.88%, 04/15/2030(c)	1,735,000	1,800,544
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
6.13%, 02/23/2038(b)	2,100,000	2,134,162
6.51%, 02/23/2042(b)	2,700,000	2,785,044

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Kinder Morgan, Inc.,
7.80%, 08/01/2031	$10,602,000	$11,885,768
7.75%, 01/15/2032	7,260,000	8,178,431
5.20%, 06/01/2033(c)	3,452,000	3,362,053
5.45%, 08/01/2052(c)	5,332,000	4,913,382
MPLX L.P.,
4.80%, 02/15/2029	1,390,000	1,362,469
4.70%, 04/15/2048	1,699,000	1,424,837
5.50%, 02/15/2049	2,096,000	1,964,866
4.95%, 03/14/2052	4,367,000	3,752,362
5.65%, 03/01/2053(c)	781,000	743,689
New Fortress Energy, Inc.,
6.75%, 09/15/2025(b)	639,000	636,293
6.50%, 09/30/2026(b)(c)	751,000	725,927
NGL Energy Operating LLC/NGL Energy Finance Corp.,
8.13%, 02/15/2029(b)	1,614,000	1,630,587
8.38%, 02/15/2032(b)	4,335,000	4,406,926
NGPL PipeCo LLC, 7.77%,
12/15/2037(b)	8,360,000	9,258,967
Northern Natural Gas Co.,
3.40%, 10/16/2051(b)	792,000	547,422
5.63%, 02/01/2054(b)(c)	1,334,000	1,352,427
ONEOK Partners L.P., 6.85%,
10/15/2037	2,532,000	2,715,592
ONEOK, Inc.,
5.65%, 11/01/2028(c)	1,255,000	1,277,641
5.80%, 11/01/2030(c)	1,862,000	1,906,220
6.35%, 01/15/2031	3,190,000	3,343,977
6.10%, 11/15/2032	1,417,000	1,469,843
6.05%, 09/01/2033(c)	3,416,000	3,521,863
6.63%, 09/01/2053	5,040,000	5,423,068
Plains All American Pipeline L.P., Series B, 9.68% (3 mo. Term SOFR + 4.37%)(e)(f)	168,000	167,913
Prairie Acquiror L.P., 9.00%,
08/01/2029(b)	1,054,000	1,062,679
Sabine Pass Liquefaction LLC,
5.90%, 09/15/2037	6,659,000	6,901,018
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
9.00%, 10/15/2026(b)(j)	509,000	504,092
Sunoco L.P./Sunoco Finance
Corp., 5.88%, 03/15/2028	723,000	715,885
Tallgrass Energy Partners
L.P./Tallgrass Energy Finance
Corp., 7.38%, 02/15/2029(b)	6,547,000	6,537,382
Targa Resources Corp.,
5.20%, 07/01/2027	2,285,000	2,274,787
6.25%, 07/01/2052	2,686,000	2,724,901
TMS Issuer S.a.r.l. (Saudi Arabia),
5.78%, 08/23/2032(b)	1,055,000	1,082,638
Transcanada Trust (Canada),
5.63%, 05/20/2075(d)	5,997,000	5,818,841
Venture Global Calcasieu
Pass LLC, 6.25%,
01/15/2030(b)	540,000	539,545
Venture Global LNG, Inc.,
9.50%, 02/01/2029(b)	4,353,000	4,643,948
9.88%, 02/01/2032(b)	4,383,000	4,617,517

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)

Western Midstream Operating
L.P., 6.15%, 04/01/2033(c)	$2,588,000	$2,631,605
Williams Cos., Inc. (The),
5.30%, 08/15/2028	2,514,000	2,533,995
4.65%, 08/15/2032(c)	1,457,000	1,386,625
5.65%, 03/15/2033(c)	3,032,000	3,084,523
		199,752,861

Other Specialty Retail–0.09%

Bath & Body Works, Inc., 6.88%,
11/01/2035	1,588,000	1,590,282
Tractor Supply Co., 5.25%,
05/15/2033(c)	1,163,000	1,157,358
		2,747,640

Packaged Foods & Meats–0.50%

Bimbo Bakeries USA, Inc. (Mexico), 6.05%,
01/15/2029(b)	1,356,000	1,396,863
General Mills, Inc., 5.50%,
10/17/2028	3,414,000	3,472,075
J.M. Smucker Co. (The), 6.20%,
11/15/2033(c)	1,848,000	1,954,602
Mars, Inc., 4.65%,
04/20/2031(b)	1,476,000	1,445,856
McCormick & Co., Inc., 4.95%,
04/15/2033(c)	1,009,000	985,425
Minerva Luxembourg S.A. (Brazil),
4.38%, 03/18/2031(b)	2,947,000	2,440,575
8.88%, 09/13/2033(b)	3,755,000	3,951,480
		15,646,876

Paper & Plastic Packaging Products & Materials–0.07%
Clydesdale Acquisition Holdings,
Inc., 6.63%, 04/15/2029(b)	425,000	422,920
Sealed Air Corp.,
7.25%, 02/15/2031(b)(c)	1,634,000	1,688,958
6.88%, 07/15/2033(b)	197,000	204,064
		2,315,942

Paper Products–0.06%
Inversiones CMPC S.A. (Chile),
6.13%, 02/26/2034(b)	1,750,000	1,778,875

Passenger Airlines–0.95%
American Airlines Pass-Through Trust, Series 2016-3, Class A,
3.00%, 10/15/2028	2,114,184	1,924,662
Series 2021-1, Class B,
3.95%, 07/11/2030	2,399,510	2,203,311
Series 2021-1, Class A,
2.88%, 07/11/2034	2,299,833	1,961,806
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.75%, 04/20/2029(b)	1,086,000	1,063,062
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A,
2.90%, 03/15/2035(b)	1,618,500	1,405,569
Delta Air Lines Pass-Through Trust, Series 2019-1, Class A,
3.40%, 04/25/2024	1,827,000	1,816,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Corporate Bond Fund

	Principal Amount	Value
Passenger Airlines–(continued)

Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	$1,816,774	$1,794,555
4.75%, 10/20/2028(b)	8,392,585	8,207,866
United Airlines Pass-Through Trust, Series 2016-1, Class B,
3.65%, 01/07/2026	1,290,139	1,226,385
Series 2020-1, Class A,
5.88%, 10/15/2027	2,795,397	2,825,245
Series 2018-1, Class AA,
3.50%, 03/01/2030	1,845,702	1,697,921
Series 2019-1, Class A,
4.55%, 08/25/2031	1,269,525	1,166,104
Series 2019-1, Class AA,
4.15%, 08/25/2031	2,197,368	2,046,263
		29,339,120

Passenger Ground Transportation–0.02%

Uber Technologies, Inc., 4.50%,
08/15/2029(b)	563,000	528,209

Personal Care Products–0.38%

Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.63%,
07/15/2030(b)(c)	533,000	542,058
Kenvue, Inc.,
5.05%, 03/22/2028	1,585,000	1,595,856
5.00%, 03/22/2030	3,007,000	3,017,182
4.90%, 03/22/2033(c)	3,576,000	3,537,202
5.10%, 03/22/2043(c)	1,595,000	1,559,844
5.20%, 03/22/2063	1,548,000	1,501,620
		11,753,762

Pharmaceuticals–1.67%
AstraZeneca Finance LLC (United Kingdom),
4.90%, 02/26/2031	8,931,000	8,914,529
5.00%, 02/26/2034(c)	3,872,000	3,886,482
Bristol-Myers Squibb Co.,
4.90%, 02/22/2029(c)	2,124,000	2,119,706
5.10%, 02/22/2031(c)	1,459,000	1,465,387
5.90%, 11/15/2033(c)	2,638,000	2,792,925
6.25%, 11/15/2053(c)	3,421,000	3,792,376
6.40%, 11/15/2063	2,479,000	2,771,052
Eli Lilly and Co.,
4.70%, 02/09/2034	6,566,000	6,484,001
5.00%, 02/09/2054(c)	2,311,000	2,278,218
5.10%, 02/09/2064(c)	4,492,000	4,417,750
Merck & Co., Inc.,
5.00%, 05/17/2053	1,782,000	1,728,392
5.15%, 05/17/2063	1,112,000	1,086,233
Pfizer Investment Enterprises Pte. Ltd.,
4.45%, 05/19/2028	6,953,000	6,820,903
4.75%, 05/19/2033	3,351,000	3,264,448
		51,822,402

Property & Casualty Insurance–0.05%

Travelers Cos., Inc. (The), 5.45%,
05/25/2053	1,594,000	1,628,377

Rail Transportation–1.05%
Burlington Northern Santa Fe LLC,
5.20%, 04/15/2054	4,179,000	4,102,238

	Principal Amount	Value
Rail Transportation–(continued)

Canadian Pacific Railway Co. (Canada), 6.13%,
09/15/2115	$5,047,000	$5,337,342
Norfolk Southern Corp.,
5.05%, 08/01/2030(c)	4,881,000	4,879,670
5.55%, 03/15/2034(c)	2,205,000	2,265,124
5.35%, 08/01/2054(c)	4,601,000	4,513,446
5.95%, 03/15/2064(c)	2,900,000	3,062,360
Union Pacific Corp.,
4.50%, 01/20/2033(c)	4,185,000	4,060,923
5.15%, 01/20/2063	4,383,000	4,204,012
		32,425,115

Real Estate Development–0.55%
Piedmont Operating Partnership
L.P., 9.25%, 07/20/2028	16,015,000	16,930,363

Regional Banks–0.88%

Citizens Financial Group, Inc.,
5.64%, 05/21/2037(d)	3,091,000	2,839,312
Huntington Bancshares, Inc.,
4.44%, 08/04/2028(c)(d)	1,537,000	1,476,553
M&T Bank Corp., 5.05%,
01/27/2034(d)	2,402,000	2,206,540
Truist Financial Corp.,
5.75% (SOFR + 0.40%),
06/09/2025(f)	3,722,000	3,712,784
6.05%, 06/08/2027(c)(d)	3,376,000	3,410,762
4.87%, 01/26/2029(c)(d)	2,570,000	2,507,260
7.16%, 10/30/2029(c)(d)	3,661,000	3,876,136
5.44%, 01/24/2030(d)	917,000	907,456
4.92%, 07/28/2033(d)	94,000	86,506
6.12%, 10/28/2033(c)(d)	2,624,000	2,671,662
5.87%, 06/08/2034(d)	3,617,000	3,618,434
		27,313,405

Reinsurance–0.27%

Global Atlantic (Fin) Co.,
4.40%, 10/15/2029(b)	5,792,000	5,300,302
4.70%, 10/15/2051(b)(c)(d)	3,651,000	3,225,885
		8,526,187

Research & Consulting Services–0.03%
Clarivate Science Holdings Corp.,
4.88%, 07/01/2029(b)(c)	531,000	482,213
Dun & Bradstreet Corp. (The),
5.00%, 12/15/2029(b)(c)	539,000	496,392
		978,605

Restaurants–0.30%

1011778 BC ULC/New Red Finance, Inc. (Canada),
3.88%, 01/15/2028(b)	22,000	20,543
3.50%, 02/15/2029(b)(c)	1,176,000	1,061,338
McDonald’s Corp., 5.45%,
08/14/2053(c)	7,619,000	7,602,116
Yum! Brands, Inc., 5.38%,
04/01/2032(c)	548,000	526,705
		9,210,702

Retail REITs–0.37%
Kimco Realty OP LLC, 2.70%,
10/01/2030	642,000	546,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Corporate Bond Fund

	Principal Amount	Value
Retail REITs–(continued)
Kite Realty Group L.P., 5.50%,
03/01/2034(c)	$1,071,000	$1,047,533
Kite Realty Group Trust, 4.75%,
09/15/2030(c)	1,601,000	1,512,117
NMG Holding Co., Inc./Neiman
Marcus Group LLC, 7.13%,
04/01/2026(b)(c)	552,000	541,925
NNN REIT, Inc., 5.60%,
10/15/2033(c)	1,534,000	1,530,870
Realty Income Corp.,
4.85%, 03/15/2030(c)	816,000	800,304
5.63%, 10/13/2032(c)	2,094,000	2,120,768
Regency Centers L.P.,
4.13%, 03/15/2028	1,338,000	1,278,936
5.25%, 01/15/2034(c)	2,227,000	2,177,981
		11,556,869

Self-Storage REITs–0.43%
Extra Space Storage L.P.,
5.70%, 04/01/2028	1,732,000	1,757,313
2.55%, 06/01/2031	653,000	537,459
5.40%, 02/01/2034	4,097,000	4,018,485
Public Storage Operating Co.,
5.13%, 01/15/2029(c)	681,000	688,123
5.10%, 08/01/2033(c)	3,975,000	3,973,990
5.35%, 08/01/2053	2,465,000	2,449,672
		13,425,042

Semiconductors–0.30%
Foundry JV Holdco LLC, 5.88%,
01/25/2034(b)	5,478,000	5,456,300
Micron Technology, Inc.,
4.98%, 02/06/2026(c)	1,197,000	1,191,421
5.30%, 01/15/2031(c)	2,630,000	2,604,245
		9,251,966

Single-Family Residential REITs–0.01%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%,
01/15/2028(b)	206,000	204,948
Sun Communities Operating L.P.,
5.50%, 01/15/2029	53,000	52,520
		257,468

Sovereign Debt–3.18%
Banque Ouest Africaine de Developpement (Supranational), 5.00%,
07/27/2027(b)	8,000,000	7,434,400
Brazilian Government International Bond (Brazil),
6.13%, 03/15/2034	4,830,000	4,780,007
7.13%, 05/13/2054	12,222,000	12,237,005
Colombia Government International Bond (Colombia),
7.50%, 02/02/2034	1,795,000	1,815,489
Costa Rica Government International Bond (Costa Rica),
7.30%, 11/13/2054(b)	4,880,000	5,154,500
Ghana Government International Bond (Ghana), 7.75%,
04/07/2029(b)(g)	1,905,000	824,960

	Principal Amount	Value
Sovereign Debt–(continued)
Hungary Government International Bond (Hungary),
5.50%, 03/26/2036(b)	$4,495,000	$4,326,519
Indonesia Government International Bond (Indonesia),
5.10%, 02/10/2054(c)	1,548,000	1,484,660
Ivory Coast Government International Bond (Ivory Coast),
7.63%, 01/30/2033(b)	5,230,000	5,071,066
Mexico Government International Bond (Mexico),
6.35%, 02/09/2035	1,685,000	1,727,732
6.00%, 05/07/2036	4,120,000	4,109,603
6.34%, 05/04/2053(c)	3,841,000	3,752,356
6.40%, 05/07/2054	5,191,000	5,118,453
Panama Government International Bond (Panama),
7.50%, 03/01/2031	3,780,000	3,884,587
8.00%, 03/01/2038	824,000	844,528
Republic of Uzbekistan International Bond (Uzbekistan),
7.85%, 10/12/2028(b)	2,032,000	2,128,073
Romanian Government International
Bond (Romania),
6.63%, 02/17/2028(b)	2,522,000	2,595,153
5.88%, 01/30/2029(b)	2,878,000	2,860,188
7.13%, 01/17/2033(b)	1,620,000	1,708,572
6.38%, 01/30/2034(b)	3,336,000	3,322,139
Saudi Government International Bond (Saudi Arabia),
4.75%, 01/16/2030(b)	5,108,000	5,026,313
5.00%, 01/16/2034(b)	4,758,000	4,676,281
5.75%, 01/16/2054(b)	6,281,000	6,089,781
Trinidad & Tobago Government International Bond (Trinidad),
5.95%, 01/14/2031(b)	2,440,000	2,451,590
Turkiye Government International Bond (Turkey),
7.63%, 05/15/2034	5,075,000	5,060,394
		98,484,349

Specialized Consumer Services–0.11%
Allwyn Entertainment Financing
(UK) PLC (Czech Republic),
7.88%, 04/30/2029(b)	509,000	524,906
Ashtead Capital, Inc. (United Kingdom),
5.55%, 05/30/2033(b)(c)	1,852,000	1,812,949
Carriage Services, Inc., 4.25%,
05/15/2029(b)	1,196,000	1,041,003
		3,378,858

Specialized Finance–0.12%
Blackstone Private Credit Fund,
6.25%, 01/25/2031(b)	2,184,000	2,166,452
Jefferson Capital Holdings LLC,
9.50%, 02/15/2029(b)	1,587,000	1,604,944
		3,771,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Corporate Bond Fund

	Principal Amount	Value

Specialty Chemicals–0.27%
Sasol Financing USA LLC (South Africa), 4.38%, 09/18/2026	$1,547,000	$1,446,175

8.75%, 05/03/2029(b)	4,240,000	4,246,763

5.50%, 03/18/2031	3,339,000	2,783,021

		8,475,959

Steel–0.25%
ArcelorMittal S.A. (Luxembourg),
6.55%, 11/29/2027	4,512,000	4,700,875

Cleveland-Cliffs, Inc.,
5.88%, 06/01/2027(c)	1,075,000	1,064,793

6.75%, 04/15/2030(b)	3,000	2,982

POSCO (South Korea), 5.63%,
01/17/2026(b)	2,120,000	2,122,522

		7,891,172

Systems Software–0.66%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	836,000	799,455

CrowdStrike Holdings, Inc.,
3.00%, 02/15/2029	1,692,000	1,494,623

Oracle Corp.,
6.25%, 11/09/2032(c)	8,019,000	8,473,431

4.90%, 02/06/2033(c)	3,282,000	3,174,664

6.90%, 11/09/2052	4,223,000	4,762,238

5.55%, 02/06/2053(c)	1,825,000	1,745,119

		20,449,530

Technology Hardware, Storage & Peripherals–0.10%
Apple, Inc., 4.10%,
08/08/2062(c)	3,632,000	3,045,191

Telecom Tower REITs–0.07%
SBA Communications Corp.,
3.13%, 02/01/2029(c)	2,423,000	2,146,014

Tobacco–2.62%
B.A.T Capital Corp. (United Kingdom),
5.83%, 02/20/2031(c)	5,436,000	5,419,421

6.00%, 02/20/2034	5,624,000	5,567,606

7.08%, 08/02/2043(c)	363,000	378,627

7.08%, 08/02/2053	11,547,000	11,965,561

Philip Morris International, Inc.,
5.13%, 11/17/2027	4,114,000	4,122,705

4.88%, 02/15/2028(c)	10,803,000	10,748,108

5.25%, 09/07/2028(c)	3,878,000	3,909,677

4.88%, 02/13/2029	5,925,000	5,826,860

5.63%, 11/17/2029(c)	1,151,000	1,179,128

5.13%, 02/13/2031(c)	1,891,000	1,863,187

5.75%, 11/17/2032(c)	5,264,000	5,371,658

5.38%, 02/15/2033	10,876,000	10,828,630

5.63%, 09/07/2033(c)	7,507,000	7,591,402

5.25%, 02/13/2034(c)	6,469,000	6,323,296

		81,095,866

Trading Companies & Distributors–0.81%
AerCap Global Aviation Trust (Ireland), 6.50%,
06/15/2045(b)(d)	7,903,000	7,848,367

Avolon Holdings Funding Ltd. (Ireland),
6.38%, 05/04/2028(b)	5,486,000	5,568,904

5.75%, 03/01/2029(b)(c)	6,528,000	6,438,180

	Principal Amount	Value

Trading Companies & Distributors–(continued)
Fortress Transportation and Infrastructure Investors LLC,
5.50%, 05/01/2028(b)	$556,000	$533,127

7.88%, 12/01/2030(b)(c)	1,028,000	1,078,734

Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(b)	3,056,000	2,802,410

3.15%, 06/15/2031(b)	900,000	709,358

		24,979,080

Transaction & Payment Processing Services–0.58%
Fiserv, Inc.,
5.38%, 08/21/2028	5,029,000	5,072,379

5.63%, 08/21/2033(c)	3,839,000	3,880,745

5.45%, 03/15/2034	6,975,000	6,969,779

Mastercard, Inc., 4.85%,
03/09/2033(c)	2,210,000	2,208,390

		18,131,293

Wireless Telecommunication Services–0.95%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	2,323,437	2,308,285

5.15%, 03/20/2028(b)	6,283,200	6,265,115

T-Mobile USA, Inc.,
5.75%, 01/15/2034(c)	4,281,000	4,408,365

4.50%, 04/15/2050	1,721,000	1,457,368

5.65%, 01/15/2053	3,938,000	3,920,781

6.00%, 06/15/2054	1,423,000	1,491,381

5.50%, 01/15/2055(c)	2,855,000	2,784,092

Vodafone Group PLC (United Kingdom),
5.75%, 02/10/2063	830,000	812,964

4.13%, 06/04/2081(d)	4,151,000	3,554,606

5.13%, 06/04/2081(d)	3,503,000	2,602,304

		29,605,261

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,863,279,451)		2,844,058,688

U.S. Treasury Securities–3.54%
U.S. Treasury Bills–0.24%
4.74% - 5.43%,
04/18/2024(k)(l)	7,628,000	7,579,421

U.S. Treasury Bonds–0.56%
4.50%, 02/15/2044	3,048,800	3,048,562

4.75%, 11/15/2053	13,433,400	14,296,076

		17,344,638

U.S. Treasury Notes–2.74%
2.13%, 11/30/2024	1,050,000	1,026,535

4.25%, 01/31/2026	857,000	850,673

4.13%, 02/15/2027	8,360,000	8,291,749

4.00%, 01/31/2029	23,164,400	22,900,181

4.00%, 01/31/2031	977,300	961,572

4.00%, 02/15/2034	51,891,100	50,881,656

		84,912,366

Total U.S. Treasury Securities (Cost $109,482,829)		109,836,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Corporate Bond Fund

	Shares	Value

Preferred Stocks–1.81%
Asset Management & Custody Banks–0.08%
Bank of New York Mellon Corp. (The),
4.70%, Series G, Pfd.(d)	2,439,000	$2,394,079

Diversified Banks–1.05%
Bank of America Corp., 6.50%,
Series Z, Pfd.(c)(d)	3,109,000	3,112,672

Citigroup, Inc., 6.25%, Series T, Pfd.(c)(d)	2,030,000	2,026,220

Citigroup, Inc., 5.00%, Series U, Pfd.(c)(d)	7,214,000	7,138,994

Citigroup, Inc., 4.00%, Series W, Pfd.(c)(d)	3,731,000	3,540,533

Wells Fargo & Co., 7.50%, Class A,
Series L, Conv. Pfd.	14,224	16,784,320

		32,602,739

Diversified Financial Services–0.25%
Apollo Global Management, Inc., 7.63%, Pfd.(d)	287,800	7,698,650

Investment Banking & Brokerage–0.43%
Goldman Sachs Group, Inc. (The), 8.44% (3 mo. Term SOFR + 3.14%), Series P, Pfd.(c)(f)	3,131,000	3,131,326

Morgan Stanley, 7.13%, Series E, Pfd.	256,997	6,535,434

Morgan Stanley, 6.88%, Series F, Pfd.	150,000	3,810,000

		13,476,760

Total Preferred Stocks (Cost $57,218,084)		56,172,228

	Principal Amount
Asset-Backed Securities–1.49%
IP Lending III Ltd., Series 2022- 3A, Class SNR, 3.38%, 11/02/2026(b)(i)	$627,680	567,548

IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(b)(i)	5,941,000	5,699,201

IP Lending VII Ltd., Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(i)	7,644,000	7,796,880

Jimmy John’s Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	2,603,184	2,507,101

Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	11,297,000	11,706,964

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	10,316,815	9,785,232

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	2,488,375	2,149,760

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	2,449,342	1,991,949

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	4,276,861	4,039,244

Total Asset-Backed Securities (Cost $47,584,185)		46,243,879

Variable Rate Senior Loan Interests–0.43%(m)(n)
Gas Utilities–0.04%
NGL Energy Operating LLC, Term Loan, 9.83%, 02/03/2031	1,372,000	1,378,435

	Principal Amount		Value

Leisure Products–0.06%
Amer Sports (Finland), Term Loan B, 8.58%, 02/10/2031(i)		$1,733,468	$1,733,468

Oil & Gas Storage & Transportation–0.33%
NFE Atlantic Holdings LLC, Term Loan B, 10.32%,
10/30/2028		10,089,000	10,120,528

Total Variable Rate Senior Loan Interests (Cost $12,382,588)			13,232,431

	Shares
Exchange-Traded Funds–0.17%
Invesco High Yield Select ETF(o)		10,000	253,291

Invesco Short Duration Bond ETF(o)		8,368	207,610

Invesco Total Return Bond ETF(o)		100,000	4,646,000

Total Exchange-Traded Funds (Cost $6,287,504)			5,106,901

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.15%(p)

Investment Banking & Brokerage–0.04%
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub B.V. (Netherlands), 8.50%, 01/15/2031(b)	GBP	975,000	1,327,698

Movies & Entertainment–0.09%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	2,600,000	2,853,660

Pharmaceuticals–0.02%
Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR	516,000	577,931

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $4,599,711)			4,759,289

Municipal Obligations–0.12%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037		$2,095,000	1,951,298

Series 2022, RB, 4.35%, 06/01/2041		1,545,000	1,417,448

Florida Development Finance Corp. (Palm Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%, 05/15/2024(b)		140,000	139,708

Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(i)		360,000	4

Series 2017, Ref. RB, 9.00%, 05/15/2037(b)(i)		350,000	70,000

Total Municipal Obligations (Cost $4,148,616)			3,578,458

	Shares
Common Stocks & Other Equity Interests–0.00%
Agricultural Products & Services–0.00%
Locus Agriculture Solutions, Inc., Wts.,expiring 12/31/2032 (Cost $0)(i)(q)		39	0

Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(o)(r)		23	23

Invesco Treasury Portfolio, Institutional Class, 5.23%(o)(r)		27	27

Total Money Market Funds (Cost $50)			50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Corporate Bond Fund

	Shares	Value

Options Purchased–0.03%
(Cost $1,048,867)(s)		$967,430

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.46% (Cost $3,106,031,885)		3,083,955,779

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–20.30%
Invesco Private Government Fund, 5.29%(o)(r)(t)	174,138,946	174,138,946

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.49%(o)(r)(t)	455,016,588	$455,244,096

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $629,439,097)		629,383,042

TOTAL INVESTMENTS IN SECURITIES–119.76% (Cost $3,735,470,982)		3,713,338,821

OTHER ASSETS LESS LIABILITIES–(19.76)%		(612,564,210)

NET ASSETS–100.00%		$3,100,774,611

Investment Abbreviations:

BDC	– Business Development Company
Conv.	– Convertible
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound Sterling
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
Wts.	– Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $854,682,373, which represented 27.56% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at February 29, 2024.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $1,472,985, which represented less than 1% of the Fund’s Net Assets.

(h)	Zero coupon bond issued at a discount.
(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(n)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(o)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 29, 2024	Dividend Income
Invesco High Yield Select ETF	$ -	$249,153	$-	$ 4,138	$ -	$ 253,291	$ 15,601

Invesco Short Duration Bond ETF	-	298,782	(90,442)	(741)	11	207,610	13,715

Invesco Total Return Bond ETF	4,692,000	-	-	(46,000)	-	4,646,000	193,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Corporate Bond Fund

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 40,215,020	$306,700,960	$(346,915,957)	$ -	$-	$ 23	$ 510,202
Invesco Liquid Assets Portfolio, Institutional Class	28,720,825	219,072,113	(247,790,982)	2,009	(3,965)	-	374,510
Invesco Treasury Portfolio, Institutional Class	45,960,023	350,515,383	(396,475,379)	-	-	27	581,843
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	75,350,602	989,469,552	(890,681,208)	-	-	174,138,946	5,653,088	*
Invesco Private Prime Fund	193,758,684	2,232,478,658	(1,971,063,080)	(41,475)	111,309	455,244,096	15,408,189	*
Total	$388,697,154	$4,098,784,601	$(3,853,017,048)	$(82,069)	$107,355	$634,489,993	$22,750,839

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(q)	Non-income producing security.
(r)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.
(s)	The table below details options purchased.
(t)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
S&P 500 Index	Call	05/17/2024	89	USD 5,140.00	USD 45,746,000	$967,430

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	1,825	June-2024	$373,668,750	$186,176	$186,176
U.S. Treasury 10 Year Notes	441	June-2024	48,702,937	73,590	73,590
U.S. Treasury Long Bonds	734	June-2024	87,529,500	593,731	593,731
U.S. Treasury Ultra Bonds	349	June-2024	44,628,375	418,911	418,911
Subtotal–Long Futures Contracts				1,272,408	1,272,408
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	1,045	June-2024	(111,717,031)	(165,392)	(165,392)
U.S. Treasury 10 Year Ultra Notes	1,910	June-2024	(218,068,281)	(88,294)	(88,294)
Subtotal–Short Futures Contracts				(253,686)	(253,686)
Total Futures Contracts				$1,018,722	$1,018,722

Open Forward Foreign Currency Contracts
Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
05/15/2024	Canadian Imperial Bank of Commerce	USD 1,566,723	GBP 1,243,000	$ 2,965
Currency Risk
05/15/2024	Goldman Sachs International	EUR 2,210,000	USD 2,385,377	(10,206)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Corporate Bond Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
05/15/2024	Goldman Sachs International	USD 1,907,904	EUR 1,757,000	$(3,361)
Subtotal—Depreciation				(13,567)

Total Forward Foreign Currency Contracts				$(10,602)

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $3,099,744,331)*	$3,078,848,828

Investments in affiliates, at value (Cost $635,726,651)	634,489,993

Other investments:
Variation margin receivable – futures contracts	183,182

Unrealized appreciation on forward foreign currency contracts outstanding	2,965

Foreign currencies, at value (Cost $170,679)	171,274

Receivable for:
Investments sold	163,069,162

Fund shares sold	7,193,096

Dividends	709,516

Interest	38,286,104

Investments matured, at value (Cost $2,038,663)	122,505

Investment for trustee deferred compensation and retirement plans	161,456

Other assets	104,314

Total assets	3,923,342,395

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	13,567

Payable for:
Investments purchased	179,828,044

Dividends	2,160,613

Fund shares reacquired	4,101,584

Amount due custodian	5,821,353

Collateral upon return of securities loaned	629,439,097

Accrued fees to affiliates	833,409

Accrued other operating expenses	194,120

Trustee deferred compensation and retirement plans	175,997

Total liabilities	822,567,784

Net assets applicable to shares outstanding	$3,100,774,611

Net assets consist of:

Shares of beneficial interest	$3,614,322,400

Distributable earnings (loss)	(513,547,789)

$3,100,774,611

Net Assets:
Class A	$1,086,043,027

Class C	$32,469,723

Class R	$15,236,599

Class Y	$870,886,966

Class R5	$16,570,355

Class R6	$1,079,567,941

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	175,907,857

Class C	5,223,843

Class R	2,466,299

Class Y	140,780,357

Class R5	2,681,027

Class R6	174,502,807

Class A:
Net asset value per share	$6.17

Maximum offering price per share (Net asset value of $6.17 ÷ 95.75%)	$6.44

Class C:
Net asset value and offering price per share	$6.22

Class R:
Net asset value and offering price per share	$6.18

Class Y:
Net asset value and offering price per share	$6.19

Class R5:
Net asset value and offering price per share	$6.18

Class R6:
Net asset value and offering price per share	$6.19

*	At February 29, 2024, securities with an aggregate value of $607,550,630 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest (net of foreign withholding taxes of $503)	$ 151,399,250

Dividends	2,111,564

Dividends from affiliates (includes net securities lending income of $1,020,980)	2,710,542

Total investment income	156,221,356

Expenses:
Advisory fees	8,073,034

Administrative services fees	392,148

Custodian fees	54,498

Distribution fees:
Class A	2,605,909

Class C	331,492

Class R	67,977

Transfer agent fees – A, C, R and Y	2,820,543

Transfer agent fees – R5	15,471

Transfer agent fees – R6	283,724

Trustees’ and officers’ fees and benefits	42,170

Registration and filing fees	201,442

Reports to shareholders	625,971

Professional services fees	92,243

Other	39,061

Total expenses	15,645,683

Less: Fees waived and/or expense offset arrangement(s)	(78,604)

Net expenses	15,567,079

Net investment income	140,654,277

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(199,825,972)

Affiliated investment securities	107,355

Foreign currencies	(7,832)

Forward foreign currency contracts	28,947

Futures contracts	(7,730,675)

Option contracts written	(502,335)

Swap agreements	(1,822,066)

(209,752,578)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	207,890,819

Affiliated investment securities	(82,069)

Foreign currencies	47,365

Forward foreign currency contracts	(61,711)

Futures contracts	1,335,942

Option contracts written	(11,059)

209,119,287

Net realized and unrealized gain (loss)	(633,291)

Net increase in net assets resulting from operations	$ 140,020,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$140,654,277	$101,528,636

Net realized gain (loss)	(209,752,578)	(267,516,055)

Change in net unrealized appreciation (depreciation)	209,119,287	(131,959,060)

Net increase (decrease) in net assets resulting from operations	140,020,986	(297,946,479)

Distributions to shareholders from distributable earnings:
Class A	(50,117,038)	(42,144,189)

Class C	(1,337,452)	(1,227,555)

Class R	(619,226)	(452,169)

Class Y	(36,454,912)	(19,488,874)

Class R5	(791,203)	(577,039)

Class R6	(49,020,800)	(35,749,397)

Total distributions from distributable earnings	(138,340,631)	(99,639,223)

Share transactions–net:
Class A	38,235,796	(75,357,446)

Class C	(3,096,867)	(9,117,272)

Class R	2,813,121	522,656

Class Y	274,917,100	99,938,574

Class R5	2,540,284	1,028,184

Class R6	237,882,175	14,136,640

Net increase in net assets resulting from share transactions	553,291,609	31,151,336

Net increase (decrease) in net assets	554,971,964	(366,434,366)

Net assets:
Beginning of year	2,545,802,647	2,912,237,013

End of year	$3,100,774,611	$2,545,802,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Corporate Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/29/24	$6.18	$0.30	$(0.02)	$0.28	$(0.29)	$ -	$(0.29)	$6.17	4.72%		$1,086,043	0.75%		0.75%		4.89%		195%
Year ended 02/28/23	7.15	0.25	(0.98)	(0.73)	(0.24)	-	(0.24)	6.18	(10.14)		1,048,198	0.77		0.77		3.91		171
Year ended 02/28/22	7.80	0.21	(0.49)	(0.28)	(0.21)	(0.16)	(0.37)	7.15	(3.79)		1,295,987	0.72		0.72		2.66		133
Year ended 02/28/21	7.80	0.22	0.25	0.47	(0.24)	(0.23)	(0.47)	7.80	6.14		1,342,071	0.74		0.74		2.87		182
Year ended 02/29/20	7.02	0.25	0.80	1.05	(0.27)	-	(0.27)	7.80	15.20		1,224,248	0.80		0.80		3.30		192
Class C
Year ended 02/29/24	6.22	0.25	(0.00)	0.25	(0.25)	-	(0.25)	6.22	4.11		32,470	1.50		1.50		4.14		195
Year ended 02/28/23	7.20	0.20	(0.98)	(0.78)	(0.20)	-	(0.20)	6.22	(10.84	)(d)	35,770	1.51	(d)	1.51	(d)	3.17	(d)	171
Year ended 02/28/22	7.86	0.15	(0.49)	(0.34)	(0.16)	(0.16)	(0.32)	7.20	(4.60)		51,444	1.47		1.47		1.91		133
Year ended 02/28/21	7.87	0.17	0.24	0.41	(0.19)	(0.23)	(0.42)	7.86	5.23		65,404	1.49		1.49		2.12		182
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	-	(0.22)	7.87	14.43		66,662	1.55		1.55		2.55		192
Class R
Year ended 02/29/24	6.18	0.28	(0.00)	0.28	(0.28)	-	(0.28)	6.18	4.62		15,237	1.00		1.00		4.64		195
Year ended 02/28/23	7.15	0.23	(0.97)	(0.74)	(0.23)	-	(0.23)	6.18	(10.38)		12,401	1.02		1.02		3.66		171
Year ended 02/28/22	7.81	0.19	(0.49)	(0.30)	(0.20)	(0.16)	(0.36)	7.15	(4.16)		13,750	0.97		0.97		2.41		133
Year ended 02/28/21	7.81	0.20	0.25	0.45	(0.22)	(0.23)	(0.45)	7.81	5.87		11,819	0.99		0.99		2.62		182
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	-	(0.25)	7.81	15.06		12,435	1.05		1.05		3.05		192
Class Y
Year ended 02/29/24	6.19	0.31	(0.00)	0.31	(0.31)	-	(0.31)	6.19	5.15		870,887	0.50		0.50		5.14		195
Year ended 02/28/23	7.16	0.27	(0.98)	(0.71)	(0.26)	-	(0.26)	6.19	(9.89)		594,737	0.52		0.52		4.16		171
Year ended 02/28/22	7.82	0.23	(0.50)	(0.27)	(0.23)	(0.16)	(0.39)	7.16	(3.66)		576,512	0.47		0.47		2.91		133
Year ended 02/28/21	7.82	0.24	0.25	0.49	(0.26)	(0.23)	(0.49)	7.82	6.40		497,643	0.49		0.49		3.12		182
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	-	(0.29)	7.82	15.62		343,580	0.55		0.55		3.55		192
Class R5
Year ended 02/29/24	6.18	0.32	(0.01)	0.31	(0.31)	-	(0.31)	6.18	5.21		16,570	0.44		0.44		5.20		195
Year ended 02/28/23	7.16	0.27	(0.98)	(0.71)	(0.27)	-	(0.27)	6.18	(9.96)		13,992	0.43		0.43		4.25		171
Year ended 02/28/22	7.81	0.23	(0.48)	(0.25)	(0.24)	(0.16)	(0.40)	7.16	(3.47)		14,978	0.42		0.42		2.96		133
Year ended 02/28/21	7.81	0.25	0.24	0.49	(0.26)	(0.23)	(0.49)	7.81	6.45		14,418	0.44		0.44		3.17		182
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	-	(0.29)	7.81	15.55		8,537	0.49		0.49		3.61		192
Class R6
Year ended 02/29/24	6.19	0.32	(0.00)	0.32	(0.32)	-	(0.32)	6.19	5.28		1,079,568	0.37		0.37		5.27		195
Year ended 02/28/23	7.16	0.28	(0.98)	(0.70)	(0.27)	-	(0.27)	6.19	(9.77)		840,705	0.37		0.37		4.31		171
Year ended 02/28/22	7.82	0.23	(0.49)	(0.26)	(0.24)	(0.16)	(0.40)	7.16	(3.54)		959,566	0.35		0.35		3.03		133
Year ended 02/28/21	7.82	0.25	0.25	0.50	(0.27)	(0.23)	(0.50)	7.82	6.54		677,403	0.36		0.36		3.25		182
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	-	(0.30)	7.82	15.62		558,866	0.41		0.41		3.69		192

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% for the year ended February 28, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Corporate Bond Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

32	Invesco Corporate Bond Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

33	Invesco Corporate Bond Fund

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 29, 2024, the Fund paid the Adviser $2,076 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying

34	Invesco Corporate Bond Fund

security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

35	Invesco Corporate Bond Fund

O.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

Q.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.420%

Next $750 million	0.350%

Over $1.25 billion	0.220%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.29%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser waived advisory fees of $54,234.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares. The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.50% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 25% of the Fund’s average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the Fund’s average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the year ended February 29, 2024, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $101,424 in front-end sales commissions from the sale of Class A shares and $10,292 and $1,108 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

36	Invesco Corporate Bond Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,833,873,703	$10,184,985	$2,844,058,688

U.S. Treasury Securities	–	109,836,425	–	109,836,425

Preferred Stocks	34,828,404	21,343,824	–	56,172,228

Asset-Backed Securities	–	32,180,250	14,063,629	46,243,879

Variable Rate Senior Loan Interests	–	11,498,963	1,733,468	13,232,431

Exchange-Traded Funds	5,106,901	–	–	5,106,901

Non-U.S. Dollar Denominated Bonds & Notes	–	4,759,289	–	4,759,289

Municipal Obligations	–	3,508,454	70,004	3,578,458

Common Stocks & Other Equity Interests	–	–	0	0

Money Market Funds	50	629,383,042	–	629,383,092

Options Purchased	967,430	–	–	967,430

Total Investments in Securities	40,902,785	3,646,383,950	26,052,086	3,713,338,821

Other Investments - Assets*

Investments Matured	–	122,505	–	122,505

Futures Contracts	1,272,408	–	–	1,272,408

Forward Foreign Currency Contracts	–	2,965	–	2,965

	1,272,408	125,470	–	1,397,878

Other Investments - Liabilities*

Futures Contracts	(253,686)	–	–	(253,686)

Forward Foreign Currency Contracts	–	(13,567)	–	(13,567)

	(253,686)	(13,567)	–	(267,253)

Total Other Investments	1,018,722	111,903	–	1,130,625

Total Investments	$41,921,507	$3,646,495,853	$26,052,086	$3,714,469,446

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured is shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$1,272,408	$1,272,408

Unrealized appreciation on forward foreign currency contracts outstanding	2,965	–	–	2,965

Options purchased, at value – Exchange-Traded(b)	–	967,430	–	967,430

Total Derivative Assets	2,965	967,430	1,272,408	2,242,803

Derivatives not subject to master netting agreements	–	(967,430)	(1,272,408)	(2,239,838)

Total Derivative Assets subject to master netting agreements	$2,965	$–	$–	$2,965

37	Invesco Corporate Bond Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$(253,686)	$(253,686)

Unrealized depreciation on forward foreign currency contracts outstanding	(13,567)	–	(13,567)

Total Derivative Liabilities	(13,567)	(253,686)	(267,253)

Derivatives not subject to master netting agreements	–	253,686	253,686

Total Derivative Liabilities subject to master netting agreements	$(13,567)	$–	$(13,567)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2024.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$2,965	$ –	$ 2,965	$–	$–	$2,965

Goldman Sachs International	–	(13,567)	(13,567)	–	–	(13,567)

Total	$2,965	$(13,567)	$(10,602)	$–	$–	$(10,602)

Effect of Derivative Investments for the year ended February 29, 2024

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$28,947	$-	$-	$28,947

Futures contracts	-	-	-	(7,730,675)	(7,730,675)

Options purchased(a)	-	-	(3,857,539)	-	(3,857,539)

Options written	-	-	(502,335)	-	(502,335)

Swap agreements	(1,822,066)	-	-	-	(1,822,066)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(61,711)	-	-	(61,711)

Futures contracts	-	-	-	1,335,942	1,335,942

Options purchased(a)	-	-	610,490	-	610,490

Options written	-	-	(11,059)	-	(11,059)

Total	$(1,822,066)	$(32,764)	$(3,760,443)	$(6,394,733)	$(12,010,006)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Swaptions Written	Swap Agreements

Average notional value	$5,436,152	$813,253,562	$44,596,208	$21,917,500	$111,723,000	$49,313,000

Average contracts	–	–	99	48	–	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $24,370.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be

38	Invesco Corporate Bond Fund

invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$138,340,631	$99,639,223

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed ordinary income	$8,351,324

Net unrealized appreciation (depreciation) – investments	(31,175,631)

Net unrealized appreciation – foreign currencies	3,144

Temporary book/tax differences	(121,122)

Capital loss carryforward	(490,605,504)

Shares of beneficial interest	3,614,322,400

Total net assets	$3,100,774,611

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$131,079,281	$359,526,223	$490,605,504

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $3,068,778,798 and $2,486,420,561, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 50,980,322

Aggregate unrealized (depreciation) of investments	(82,155,953)

Net unrealized appreciation (depreciation) of investments	$(31,175,631)

Cost of investments for tax purposes is $3,745,645,077.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $1,765,120 and undistributed net realized gain (loss) was decreased by $1,765,120. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

39	Invesco Corporate Bond Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	30,313,001	$185,097,587	22,456,528	$142,557,943

Class C	1,315,685	8,121,659	889,760	5,614,179

Class R	926,871	5,669,706	549,582	3,495,805

Class Y	96,007,504	586,913,246	77,531,763	495,050,223

Class R5	614,755	3,720,572	372,402	2,363,279

Class R6	71,364,521	436,739,633	45,493,278	292,788,920

Issued as reinvestment of dividends:
Class A	7,086,076	43,226,209	5,785,462	36,415,720

Class C	164,746	1,012,563	147,295	933,992

Class R	100,624	614,473	71,464	449,406

Class Y	4,229,440	25,853,118	2,097,762	13,264,673

Class R5	128,887	787,084	91,301	574,568

Class R6	7,296,175	44,616,218	5,183,580	32,703,895

Automatic conversion of Class C shares to Class A shares:
Class A	396,712	2,411,521	438,755	2,798,418

Class C	(394,011)	(2,411,521)	(435,463)	(2,798,418)

Reacquired:
Class A	(31,596,069)	(192,499,521)	(40,298,645)	(257,129,527)

Class C	(1,612,778)	(9,819,568)	(1,994,178)	(12,867,025)

Class R	(567,843)	(3,471,058)	(537,219)	(3,422,555)

Class Y	(55,554,492)	(337,849,264)	(64,023,347)	(408,376,322)

Class R5	(325,407)	(1,967,372)	(293,937)	(1,909,663)

Class R6	(39,978,249)	(243,473,676)	(48,809,590)	(311,356,175)

Net increase in share activity	89,916,148	$553,291,609	4,716,553	$31,151,336

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

40	Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Corporate Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, portfolio company investees, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

41	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL (5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/23)	(02/29/24)[1]	Period[2]	(02/29/24)	Period[2]	Ratio
Class A	$1,000.00	$1,043.80	$3.91	$1,021.03	$3.87	0.77%
Class C	1,000.00	1,041.50	7.72	1,017.30	7.62	1.52
Class R	1,000.00	1,042.50	5.18	1,019.79	5.12	1.02
Class Y	1,000.00	1,046.80	2.65	1,022.28	2.61	0.52
Class R5	1,000.00	1,045.40	2.29	1,022.63	2.26	0.45
Class R6	1,000.00	1,047.40	1.93	1,022.97	1.91	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

42	Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	6.78%
Corporate Dividends Received Deduction*	5.41%
U.S. Treasury Obligations*	2.57%
Qualified Business Income*	0.00%
Business Interest Income*	94.14%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43	Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998

Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute

			165 (non-profit)	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Corporate Bond Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against/Withheld

(1)* Beth Ann Brown	4,466,959,777.91	133,895,440.29
Carol Deckbar	4,474,027,546.11	126,827,672.10
Cynthia Hostetler	4,472,501,269.47	128,353,948.73
Dr. Eli Jones	4,466,533,991.62	134,321,226.59
Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
James Liddy	4,476,115,965.25	124,739,252.96
Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
Joel W. Motley	4,470,984,644.97	129,870,573.24
Teresa M. Ressel	4,476,127,071.38	124,728,146.83
Douglas Sharp	4,472,857,757.76	127,997,460.45
Robert C. Troccoli	4,465,802,399.44	135,052,818.77
Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7	Invesco Corporate Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Global Real Estate Fund

Nasdaq:

A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Global Real Estate Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Real Estate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.89%
Class C Shares	-1.66
Class R Shares	-1.26
Class Y Shares	-0.64
Class R5 Shares	-0.50
Class R6 Shares	-0.55
MSCI World Index▼ (Broad Market Index)	24.96
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	0.45

Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	2.47

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

For the first nine months of 2023, the global real estate securities market had come under pressure from elevated inflationary readings, high interest rates, restrictive monetary policy, unattractive cost of capital, and a continued hawkish tone from the US Federal Reserve (the Fed). In addition, US regional banks and one of the world’s oldest banks, Credit Suisse, came under distress that required government intervention. The capital market gyrations called into question the availability of capital and had a significant impact on listed real estate given its capital-intensive nature. Despite the above concerns, global macroeconomic indicators continued to show strength across most regions.

Following the abnormally volatile macroeconomic conditions throughout the year, sentiment aggressively shifted in fourth quarter 2023 as a combination of higher-than-expected US gross domestic product, a dovish Fed policy shift, and better-than-expected inflation figures ushered in the strongest quarterly return for global real estate investment trusts (REITs) since 2010. Cyclical property types were the primary winners of the regime shift, with the retail, lodging, and office sectors producing the highest returns.

The market environment on a year-to-date basis has been volatile. Global listed real estate returns are negative on a year-to-date basis through the end of February and are underperforming global equities by a wide margin. The recent investment environment has been quite volatile as interest rates fell dramatically in November and December 2023, only to reverse course and rise significantly in January and February 2024. Additionally, some of the performance pressure on REITs is likely due to economic uncertainty surrounding the timing and magnitude of future rate cuts in the US.

Overall, global listed real estate reported a slight positive return during the fiscal year but underperformed broader global equity markets. The Fund underperformed versus the style-specific benchmark. US listed real estate exposure was the primary detractor from performance. Positioning in the US was defensive in nature as the investment team anticipated that economic conditions were likely to weaken as several leading indicators had shown persistent deceleration. The Fund’s relative performance especially suffered in fourth quarter 2023 as global listed real estate reported strong absolute performance as noted above. The Fund had overweight exposure to defensive property types such as gaming, health care, and triple net REITs which all underperformed. Optimism over slowing inflation and the end of Fed rate hikes increased investor appetite for the more cyclically exposed lodging and mall REITs, which the Fund was underweight and therefore drove additional underperformance.

Positive relative performance was driven by positioning in Europe, Australia, Canada, and Japan. European real estate offered strong performance with multifamily exposure in Germany leading relative gains. Additionally, the Fund benefited from overweight exposure to Spanish real estate and Italian cell towers. In Canada, relative performance was attributed to favorable country allocation and positive stock selection within the health care sector. Holdings in Japan real estate developers contributed positively as the country benefited from more favourable economic conditions.

The investment team continues to believe in slower economic growth in 2024 than the prior year, which may favor more defensive growth positioning but also recognizes that recent changes in monetary policy have reduced the likelihood of a recession and likely support more persistent economic growth. As a result, the Fund has been repositioned with additional exposure to stocks and sectors that may experience a growth acceleration and appear discounted relative to private market values. Several sectors, such as self-storage, timber, and billboards are expected to have improved growth prospects, in many cases driven by the housing market. Conversely, reductions have occurred in some sectors whose steady cash flow characteristics are less attractive in the context of improving growth rates elsewhere, such as health care, triple net, casinos, and shopping centers. The Fund maintains overweight exposure to medical office, life science and cell phone tower REITs, which offer discounted valuation opportunities.

Looking ahead in 2024, the investment team sees multiple factors that it believes support an outlook for global REITs to deliver strong returns this coming year. Our belief is based on our observations of attractive market valuations, a constructive macro backdrop, and strong underlying property fundamentals. Furthermore, historically, the best returns in real estate are often achieved as interest rates peak and equity markets trough, which can drive positive capital flows and attractive investment opportunities and could, in our view, propel the global REIT market’s 2024 return.

We thank you for your continued investment in Invesco Global Real Estate Fund.

Portfolio manager(s):

James Cowen

Grant Jackson

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2     Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3     Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	3.43%
10 Years	1.30
5 Years	-2.36
1 Year	-6.31

Class C Shares
Inception (4/29/05)	3.41%
10 Years	1.27
5 Years	-2.01
1 Year	-2.63

Class R Shares
Inception (4/29/05)	3.47%
10 Years	1.61
5 Years	-1.52
1 Year	-1.26

Class Y Shares
Inception (10/3/08)	4.08%
10 Years	2.13
5 Years	-1.02
1 Year	-0.64

Class R5 Shares
Inception (4/29/05)	4.21%
10 Years	2.30
5 Years	-0.87
1 Year	-0.50

Class R6 Shares
Inception (9/24/12)	3.15%
10 Years	2.37
5 Years	-0.82
1 Year	-0.55

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4     Invesco Global Real Estate Fund

Supplemental Information

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World IndexSM is an unman- aged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ NAREIT Developed Index (Gross) from fund inception through Feb. 17, 2005; the FTSE EPRA/Nareit Developed Index (Net) from Feb. 18, 2005, through June 30, 2014; the FTSE EPRA Nareit Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA Nareit Devel-oped Index (Net) from July 1, 2021 on-ward.
∎	The Lipper Global Real Estate Funds Classification Average represents an av- erage of all funds in the Lipper Global Real Estate Funds classification.
∎	The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5     Invesco Global Real Estate Fund

Fund Information

Portfolio Composition

By country	% of total net assets
United States	64.36%
Japan	11.09
United Kingdom	5.15
Australia	3.74
Hong Kong	3.54
Germany	2.69
Spain	2.06
Countries, each less than 2% of portfolio	6.17
Money Market Funds Plus Other Assets Less Liabilities	1.20

Top 10 Equity Holdings*

% of total net assets
1. Welltower, Inc.	6.20%
2. Extra Space Storage, Inc.	5.60
3. Digital Realty Trust, Inc.	4.42
4. Rexford Industrial Realty, Inc.	4.41
5. UDR, Inc.	4.20
6. Alexandria Real Estate Equities, Inc.	3.71
7. Terreno Realty Corp.	2.91
8. Equity Residential	2.79
9. CubeSmart	2.73
10. Healthpeak Properties, Inc.	2.66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2024.

6     Invesco Global Real Estate Fund

Schedule of Investments

February 29, 2024

	Shares	Value
Common Stocks & Other Equity Interests–98.80%
Australia–3.74%
Goodman Group	107,106	$ 2,085,095
GPT Group (The)	406,378	1,149,325
National Storage REIT	608,458	893,716
Stockland	634,890	1,855,034
		5,983,170

Belgium–1.26%
Aedifica S.A.	19,073	1,089,260
VGP N.V.	8,366	920,126
		2,009,386

Canada–1.81%
Chartwell Retirement Residences	142,597	1,277,662
StorageVault Canada, Inc.	407,222	1,617,306
		2,894,968

France–0.83%
Klepierre S.A.	52,011	1,321,250

Germany–2.69%
Instone Real Estate Group SE(a)	39,712	336,914
LEG Immobilien SE(b)	38,315	2,822,260
Sirius Real Estate Ltd.	1,048,040	1,146,847
		4,306,021

Hong Kong–3.54%
Link REIT	613,300	3,041,114
Sun Hung Kai Properties Ltd.	103,600	1,042,451
Swire Properties Ltd.	367,800	756,552
Wharf Real Estate Investment Co. Ltd.	247,000	822,541
		5,662,658

Japan–11.09%
Advance Residence Investment Corp.	354	723,045
Industrial & Infrastructure Fund
Investment Corp.	880	740,139
Japan Real Estate Investment Corp.	523	1,885,250
Mitsubishi Estate Co. Ltd.	154,700	2,367,909
Mitsui Fudosan Co. Ltd.	59,000	1,601,665
Nippon Accommodations Fund, Inc.	111	420,811
Nippon Building Fund, Inc.	505	1,944,863
Nippon Prologis REIT, Inc.	648	1,084,137
Nomura Real Estate Holdings, Inc.	48,300	1,202,328
Nomura Real Estate Master Fund, Inc.	904	898,473
Sumitomo Realty & Development Co. Ltd.	74,700	2,215,763
Tokyo Tatemono Co. Ltd.	66,000	957,363
Tokyu Fudosan Holdings Corp.	257,200	1,688,964
		17,730,710

Netherlands–0.40%
CTP N.V.(a)	38,856	630,067

Singapore–0.96%
CapitaLand Integrated Commercial Trust	1,055,500	1,539,584

	Shares	Value
Spain–2.06%
Cellnex Telecom S.A.(a)	41,932	$ 1,516,032
Merlin Properties SOCIMI S.A.	187,120	1,774,586
		3,290,618

Sweden–0.91%
Fastighets AB Balder, Class B(b)(c)	234,185	1,456,496

United Kingdom–5.15%
Great Portland Estates PLC	148,904	680,625
LondonMetric Property PLC	546,576	1,250,680
LXI REIT PLC(a)	1,029,525	1,294,157
Segro PLC	212,371	2,271,412
Unite Group PLC (The)	155,288	1,885,612
Urban Logistics REIT PLC	578,496	848,694
		8,231,180

United States–64.36%
Agree Realty Corp.	12,713	698,579
Alexandria Real Estate Equities, Inc.	47,578	5,934,404
Americold Realty Trust, Inc.	56,610	1,432,233
Camden Property Trust	43,389	4,099,393
CubeSmart	100,074	4,364,227
Digital Realty Trust, Inc.(c)	48,072	7,057,450
Equinix, Inc.	3,107	2,761,564
Equity Residential	74,106	4,461,922
Essential Properties Realty Trust, Inc.	40,189	960,115
Extra Space Storage, Inc.	63,491	8,950,326
Gaming and Leisure Properties, Inc.	44,298	2,014,673
Healthcare Realty Trust, Inc.	109,470	1,508,497
Healthpeak Properties, Inc.	253,508	4,246,259
Highwoods Properties, Inc.	68,492	1,674,629
Hilton Worldwide Holdings, Inc.	14,411	2,944,456
Host Hotels & Resorts, Inc.	150,626	3,123,983
Kilroy Realty Corp.	44,303	1,678,641
Lamar Advertising Co., Class A	30,519	3,373,875
Outfront Media, Inc.	120,494	1,731,499
PotlatchDeltic Corp.	26,541	1,199,919
Prologis, Inc.	22,899	3,051,750
Public Storage	6,010	1,706,059
Realty Income Corp.	56,961	2,968,238
Rexford Industrial Realty, Inc.(c)	138,664	7,055,224
Terreno Realty Corp.	72,344	4,651,719
UDR, Inc.	189,144	6,714,612
Welltower, Inc.	107,468	9,904,251
Weyerhaeuser Co.	76,734	2,638,115
		102,906,612
Total Common Stocks & Other Equity Interests (Cost $156,272,263)		157,962,720

Money Market Funds–1.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(d)(e)	570,234	570,234
Invesco Liquid Assets Portfolio, Institutional Class, 5.41%(d)(e)	407,007	407,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7     Invesco Global Real Estate Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 5.23%(d)(e)	651,697	$ 651,696

Total Money Market Funds (Cost $1,629,141)		1,629,141
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.82% (Cost $157,901,404)		159,591,861

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–7.11%
Invesco Private Government Fund, 5.29%(d)(e)(f)	3,184,456	3,184,456

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.49%(d)(e)(f)	8,184,505	$ 8,188,597

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,373,197)		11,373,053
TOTAL INVESTMENTS IN SECURITIES–106.93% (Cost $169,274,601)		170,964,914
OTHER ASSETS LESS LIABILITIES–(6.93)%		(11,077,330)

NET ASSETS–100.00%		$159,887,584

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $3,777,170, which represented 2.36% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at February 29, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

				Change in
	Value			Unrealized		Value
	February 28,	Purchases	Proceeds	Appreciation	Realized	February 29,	Dividend
	2023	at Cost	from Sales	(Depreciation)	Gain	2024	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 2,560,201	$ 13,740,447	$ (15,730,414)	$ -	$ -	$ 570,234	$ 39,040
Invesco Liquid Assets Portfolio, Institutional Class	1,828,820	9,814,606	(11,236,279)	21	43	407,211	25,579
Invesco Treasury Portfolio, Institutional Class	2,925,944	15,703,369	(17,977,617)	-	-	651,696	39,887
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,059,765	74,005,906	(73,881,215)	-	-	3,184,456	109,863*
Invesco Private Prime Fund	7,867,968	149,741,830	(149,424,087)	(55)	2,941	8,188,597	285,561*
Total	$18,242,698	$263,006,158	$(268,249,612)	$(34)	$2,984	$13,002,194	$499,930

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8     Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $156,272,263)*	$157,962,720
Investments in affiliated money market funds, at value (Cost $13,002,338)	13,002,194
Foreign currencies, at value (Cost $131,072)	125,951
Receivable for:
Fund shares sold	63,691
Dividends	487,839
Investment for trustee deferred compensation and retirement plans	111,262
Other assets	44,450
Total assets	171,798,107

Liabilities:
Payable for:
Fund shares reacquired	243,758
Collateral upon return of securities loaned	11,373,197
Accrued fees to affiliates	96,904
Accrued other operating expenses	77,200
Trustee deferred compensation and retirement plans	119,464
Total liabilities	11,910,523
Net assets applicable to shares outstanding	$159,887,584

Net assets consist of:
Shares of beneficial interest	$170,951,147
Distributable earnings (loss)	(11,063,563)
$159,887,584

Net Assets:
Class A	$70,880,852
Class C	$3,137,018
Class R	$21,081,885
Class Y	$34,737,011
Class R5	$9,681,364
Class R6	$20,369,454

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,272,607
Class C	365,493
Class R	2,461,129
Class Y	4,058,555
Class R5	1,134,779
Class R6	2,390,281
Class A:
Net asset value per share	$8.57
Maximum offering price per share (Net asset value of $8.57 ÷ 94.50%)	$9.07
Class C:
Net asset value and offering price per share	$8.58
Class R:
Net asset value and offering price per share	$8.57
Class Y:
Net asset value and offering price per share	$8.56
Class R5:
Net asset value and offering price per share	$8.53
Class R6:
Net asset value and offering price per share	$8.52

*	At February 29, 2024, securities with an aggregate value of $11,277,637 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9     Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Dividends (net of foreign withholding taxes of $273,557)	$6,114,665

Dividends from affiliated money market funds (includes net securities lending income of $11,281)	115,787

Total investment income	6,230,452

Expenses:
Advisory fees	1,311,497

Administrative services fees	24,690

Custodian fees	28,894

Distribution fees:
Class A	187,788

Class C	33,196

Class R	103,106

Transfer agent fees – A, C, R and Y	346,305

Transfer agent fees – R5	6,591

Transfer agent fees – R6	7,556

Trustees’ and officers’ fees and benefits	19,008

Registration and filing fees	83,650

Reports to shareholders	57,221

Professional services fees	74,381

Other	12,824

Total expenses	2,296,707

Less: Fees waived and/or expense offset arrangement(s)	(9,554)

Net expenses	2,287,153

Net investment income	3,943,299

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Unaffiliated investment securities	(7,819,222)

Affiliated investment securities	2,984

Foreign currencies	(51,472)

(7,867,710)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,270,353

Affiliated investment securities	(34)

Foreign currencies	17,251

1,287,570

Net realized and unrealized gain (loss)	(6,580,140)

Net increase (decrease) in net assets resulting from operations	$(2,636,841)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10     Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$3,943,299	$5,018,078

Net realized gain (loss)	(7,867,710)	14,571,620

Change in net unrealized appreciation (depreciation)	1,287,570	(61,271,096)

Net increase (decrease) in net assets resulting from operations	(2,636,841)	(41,681,398)

Distributions to shareholders from distributable earnings:
Class A	(1,321,275)	(9,906,379)

Class C	(35,675)	(404,455)

Class R	(313,000)	(2,282,184)

Class Y	(803,091)	(5,933,111)

Class R5	(248,726)	(3,256,651)

Class R6	(532,894)	(4,110,211)

Total distributions from distributable earnings	(3,254,661)	(25,892,991)

Return of capital:
Class A	(139,930)	–

Class C	(3,778)	–

Class R	(33,149)	–

Class Y	(85,052)	–

Class R5	(26,342)	–

Class R6	(56,436)	–

Total return of capital	(344,687)	–

Total distributions	(3,599,348)	(25,892,991)

Share transactions–net:
Class A	(9,240,466)	267,781

Class C	(380,320)	(303,738)

Class R	387,095	2,640,784

Class Y	(10,007,664)	(6,153,692)

Class R5	(6,372,462)	(57,860,549)

Class R6	(8,448,927)	(129,367,942)

Net increase (decrease) in net assets resulting from share transactions	(34,062,744)	(190,777,356)

Net increase (decrease) in net assets	(40,298,933)	(258,351,745)

Net assets:
Beginning of year	200,186,517	458,538,262

End of year	$159,887,584	$200,186,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11     Invesco Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/29/24	$8.82	$0.18	$(0.27)	$(0.09)	$(0.14)	$-	$(0.02)	$(0.16)	$8.57	(0.89)%	$70,881	1.42%	1.42%	2.14%	89%
Year ended 02/28/23	11.63	0.17	(1.87)	(1.70)	(0.21)	(0.90)	-	(1.11)	8.82	(14.71)	82,570	1.38	1.38	1.67	69
Year ended 02/28/22	10.77	0.12	1.04	1.16	(0.30)	-	-	(0.30)	11.63	10.80	107,880	1.30	1.30	1.01	88
Year ended 02/28/21	11.65	0.17	(0.56)	(0.39)	(0.21)	(0.28)	-	(0.49)	10.77	(2.96)	108,687	1.32	1.32	1.70	160
Year ended 02/29/20	12.59	0.24	0.22	0.46	(0.54)	(0.86)	-	(1.40)	11.65	3.20	143,448	1.27	1.27	1.87	60
Class C
Year ended 02/29/24	8.83	0.12	(0.27)	(0.15)	(0.08)	-	(0.02)	(0.10)	8.58	(1.66)	3,137	2.17	2.17	1.39	89
Year ended 02/28/23	11.64	0.09	(1.87)	(1.78)	(0.13)	(0.90)	-	(1.03)	8.83	(15.38)	3,619	2.13	2.13	0.92	69
Year ended 02/28/22	10.78	0.03	1.05	1.08	(0.22)	-	-	(0.22)	11.64	9.96	5,057	2.05	2.05	0.26	88
Year ended 02/28/21	11.65	0.10	(0.56)	(0.46)	(0.13)	(0.28)	-	(0.41)	10.78	(3.68)	5,493	2.07	2.07	0.95	160
Year ended 02/29/20	12.59	0.15	0.21	0.36	(0.44)	(0.86)	-	(1.30)	11.65	2.43	12,169	2.02	2.02	1.12	60
Class R
Year ended 02/29/24	8.82	0.16	(0.27)	(0.11)	(0.12)	-	(0.02)	(0.14)	8.57	(1.15)	21,082	1.67	1.67	1.89	89
Year ended 02/28/23	11.62	0.14	(1.86)	(1.72)	(0.18)	(0.90)	-	(1.08)	8.82	(14.86)	21,290	1.63	1.63	1.42	69
Year ended 02/28/22	10.77	0.09	1.03	1.12	(0.27)	-	-	(0.27)	11.62	10.42	24,519	1.55	1.55	0.76	88
Year ended 02/28/21	11.64	0.15	(0.56)	(0.41)	(0.18)	(0.28)	-	(0.46)	10.77	(3.14)	23,490	1.57	1.57	1.45	160
Year ended 02/29/20	12.58	0.21	0.21	0.42	(0.50)	(0.86)	-	(1.36)	11.64	2.94	22,293	1.52	1.52	1.62	60
Class Y
Year ended 02/29/24	8.81	0.20	(0.26)	(0.06)	(0.17)	-	(0.02)	(0.19)	8.56	(0.64)	34,737	1.17	1.17	2.39	89
Year ended 02/28/23	11.62	0.19	(1.87)	(1.68)	(0.23)	(0.90)	-	(1.13)	8.81	(14.50)	46,126	1.13	1.13	1.92	69
Year ended 02/28/22	10.77	0.15	1.03	1.18	(0.33)	-	-	(0.33)	11.62	10.98	67,783	1.05	1.05	1.26	88
Year ended 02/28/21	11.65	0.20	(0.57)	(0.37)	(0.23)	(0.28)	-	(0.51)	10.77	(2.69)	113,549	1.07	1.07	1.95	160
Year ended 02/29/20	12.59	0.28	0.21	0.49	(0.57)	(0.86)	-	(1.43)	11.65	3.46	166,069	1.02	1.02	2.12	60
Class R5
Year ended 02/29/24	8.78	0.22	(0.27)	(0.05)	(0.18)	-	(0.02)	(0.20)	8.53	(0.50)	9,681	0.98	0.98	2.58	89
Year ended 02/28/23	11.58	0.22	(1.87)	(1.65)	(0.25)	(0.90)	-	(1.15)	8.78	(14.34)	16,615	0.99	0.99	2.06	69
Year ended 02/28/22	10.73	0.17	1.03	1.20	(0.35)	-	-	(0.35)	11.58	11.17	87,664	0.91	0.91	1.40	88
Year ended 02/28/21	11.61	0.21	(0.56)	(0.35)	(0.25)	(0.28)	-	(0.53)	10.73	(2.57)	124,597	0.94	0.94	2.08	160
Year ended 02/29/20	12.55	0.29	0.21	0.50	(0.58)	(0.86)	-	(1.44)	11.61	3.59	164,048	0.91	0.91	2.23	60
Class R6
Year ended 02/29/24	8.78	0.22	(0.28)	(0.06)	(0.18)	-	(0.02)	(0.20)	8.52	(0.55)	20,369	0.95	0.95	2.61	89
Year ended 02/28/23	11.58	0.22	(1.87)	(1.65)	(0.25)	(0.90)	-	(1.15)	8.78	(14.27)	29,968	0.92	0.92	2.13	69
Year ended 02/28/22	10.73	0.18	1.03	1.21	(0.36)	-	-	(0.36)	11.58	11.26	165,636	0.83	0.83	1.48	88
Year ended 02/28/21	11.61	0.22	(0.56)	(0.34)	(0.26)	(0.28)	-	(0.54)	10.73	(2.48)	167,055	0.85	0.85	2.17	160
Year ended 02/29/20	12.55	0.30	0.22	0.52	(0.60)	(0.86)	-	(1.46)	11.61	3.68	199,952	0.82	0.82	2.32	60

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12     Invesco Global Real Estate Fund

Notes to Financial Statements

February 29, 2024

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

13     Invesco Global Real Estate Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could

14     Invesco Global Real Estate Fund

experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 29, 2024, the Fund paid the Adviser $1,051 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund investsand are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

15     Invesco Global Real Estate Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser waived advisory fees of $2,373.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $4,800 in front-end sales commissions from the sale of Class A shares and $469 and $66 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s

16     Invesco Global Real Estate Fund

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$ –	$ 5,983,170	$–	$ 5,983,170

Belgium	–	2,009,386	–	2,009,386

Canada	2,894,968	–	–	2,894,968

France	–	1,321,250	–	1,321,250

Germany	–	4,306,021	–	4,306,021

Hong Kong	–	5,662,658	–	5,662,658

Japan	–	17,730,710	–	17,730,710

Netherlands	–	630,067	–	630,067

Singapore	–	1,539,584	–	1,539,584

Spain	–	3,290,618	–	3,290,618

Sweden	–	1,456,496	–	1,456,496

United Kingdom	–	8,231,180	–	8,231,180

United States	102,906,612	–	–	102,906,612

Money Market Funds	1,629,141	11,373,053	–	13,002,194

Total Investments	$107,430,721	$63,534,193	$–	$170,964,914

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,181.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$3,254,661	$5,841,438

Long-term capital gain	–	20,051,553

Return of capital	344,687	–

Total distributions	$3,599,348	$25,892,991

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Net unrealized appreciation (depreciation) – investments	$(706,909)

Net unrealized appreciation (depreciation) – foreign currencies	(10,989)

Temporary book/tax differences	(189,404)

Capital loss carryforward	(10,156,261)

Shares of beneficial interest	170,951,147

Total net assets	$159,887,584

17     Invesco Global Real Estate Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$3,400,154	$6,756,107	$10,156,261

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $153,141,437 and $180,132,223, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$9,034,079

Aggregate unrealized (depreciation) of investments	(9,740,988)

Net unrealized appreciation (depreciation) of investments	$(706,909)

Cost of investments for tax purposes is $171,671,823.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships , return of capital distributions , passive foreign investment companies and foreign currency transactions, on February 29, 2024, undistributed net investment income was increased by $145,730, undistributed net realized gain (loss) was increased by $188,316 and shares of beneficial interest was decreased by $334,046. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	699,736	$5,924,751	874,555	$8,886,430

Class C	58,863	497,732	73,212	744,172

Class R	664,563	5,663,841	637,816	6,344,294

Class Y	613,880	5,205,380	678,163	6,684,444

Class R5	115,180	968,140	779,018	8,246,327

Class R6	494,959	4,192,216	821,823	8,573,717

Issued as reinvestment of dividends:
Class A	164,427	1,358,656	1,024,948	9,266,699

Class C	4,529	37,570	42,099	379,702

Class R	41,893	346,141	253,186	2,282,020

Class Y	70,421	583,052	428,676	3,876,930

Class R5	22,975	187,927	288,390	2,747,670

Class R6	69,300	568,505	430,252	3,988,774

Automatic conversion of Class C shares to Class A shares:
Class A	28,633	242,604	38,383	398,970

Class C	(28,561)	(242,604)	(38,323)	(398,970)

18     Invesco Global Real Estate Fund

	Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,979,472)	$(16,766,477)	(1,856,517)	$(18,284,318)

Class C	(78,952)	(673,018)	(101,950)	(1,028,642)

Class R	(659,358)	(5,622,887)	(586,654)	(5,985,530)

Class Y	(1,858,989)	(15,796,096)	(1,706,874)	(16,715,066)

Class R5	(894,850)	(7,528,529)	(6,745,841)	(68,854,546)

Class R6	(1,588,626)	(13,209,648)	(12,142,304)	(141,930,433)

Net increase (decrease) in share activity	(4,039,449)	$(34,062,744)	(16,807,942)	$(190,777,356)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19     Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20     Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,015.70	$7.27	$1,017.65	$7.27	1.45%
Class C	1,000.00	1,011.80	11.00	1,013.92	11.02	2.20
Class R	1,000.00	1,013.20	8.51	1,016.41	8.52	1.70
Class Y	1,000.00	1,017.00	6.02	1,018.90	6.02	1.20
Class R5	1,000.00	1,016.70	5.21	1,019.69	5.22	1.04
Class R6	1,000.00	1,017.10	4.86	1,020.04	4.87	0.97

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21     Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	40.80%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	59.20%
Business Interest Income*	1.65%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22     Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024	Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.	165	None
		Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Global Real Estate Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)  Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	4,466,959,777.91	133,895,440.29
	Carol Deckbar	4,474,027,546.11	126,827,672.10
	Cynthia Hostetler	4,472,501,269.47	128,353,948.73
	Dr. Eli Jones	4,466,533,991.62	134,321,226.59
	Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
	Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
	Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
	James Liddy	4,476,115,965.25	124,739,252.96
	Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
	Joel W. Motley	4,470,984,644.97	129,870,573.24
	Teresa M. Ressel	4,476,127,071.38	124,728,146.83
	Douglas Sharp	4,472,857,757.76	127,997,460.45
	Robert C. Troccoli	4,465,802,399.44	135,052,818.77
	Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7	Invesco Global Real Estate Fund

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu-rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional cli-ents and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Government Money Market Fund

Nasdaq:
Invesco Cash Reserve: AIMXX ∎ A: ADAXX ∎ AX: ACZXX ∎ C: ACNXX ∎ CX: ACXXX
∎ R: AIRXX ∎ Y: AIYXX ∎ Investor: INAXX ∎ R6: INVXX

2	Management’s Discussion

3	Supplemental Information

4	Schedule of Investments

8	Financial Statements

11	Financial Highlights

12	Notes to Financial Statements

16	Report of Independent Registered Public Accounting Firm

17	Fund Expenses

18	Tax Information

19	Proxy Results

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/ reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco-.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco Government Money Market Fund covers the fiscal year ended February 29, 2024. As of that date, the Fund’s net assets totaled $5.4 billion. As of the same date, the Fund’s weighted average maturity was 35 days and the Fund’s weighted average life was 110 days.1

Market conditions affecting money market funds

The investing landscape for money market funds and short-term markets were impacted during the fiscal year by multiple factors including higher Federal Reserve monetary policy rates, an ongoing shift in investor preferences in favor of money market funds, and a resilient economy as inflation declined, employment remained strong and economic growth was positive.

In 2023, the US Federal Reserve (the Fed) continued to push monetary policy rates higher albeit at a slower pace than in 2022.2,3 In their continued effort to rein in inflation, the Fed increased the range for the effective federal funds rate (EFFR) four times, each time by 25 basis points, culminating at a target range of 5.25% to 5.50% by July of 2023.2,3 This followed a total of 425 basis points of rate hikes in 2022 that started in March of that year. The result was the highest policy rates in more than 20 years. 2,3

Short-term US Treasury yields also hit the highest levels in decades as a direct result of Fed action. The three-month US Treasury bill reached a high of 5.51% in October 2023 before receding to 5.38% at the end of February 2024.2 Notably, the two-year to 10-year US Treasury yield curve has been inverted since July of 2022, one of the longest curve inversions in recent history.2

After peaking in 2022, year-over-year Consumer Price Index (CPI) inflation continued its downward trend but remained above the Fed’s preferred long-term target of 2%.2,4 CPI steadily declined in the first half of 2023 to 3.0% but remained relatively sticky thereafter and into 2024, ending February at 3.2%.2,4 Most components of inflation declined, but core services inflation remained elevated.

Employment conditions seemed to remain strong despite higher yields and tighter financial conditions. Unemployment in the US was 3.9% at the end of February 2024, after reaching a decade’s low level of 3.4% at the beginning of 2023.2,3,5 Additionally, initial jobless claims persisted in the low 200 thousand range for most of the fiscal year.

US money market fund assets reached a record high of $6.058 trillion in February of 2024 according to the Investment Company Institute (ICI). After initially jumping in a fight to quality in the immediate aftermath of the Silicon Valley Bank (SVB) induced banking crisis in March 2023, money fund assets steadily increased throughout the fiscal year. Over the fiscal year, money market fund assets jumped by $1.24 trillion, a 26% increase. Investors increased their money market fund balances to diversify away from bank deposits and take advantage of the highest yields in decades.2,6 Both institutional and retail Investors added to money market funds.

Our baseline economic outlook is a scenario with an economic soft landing and no recession, but below-trend economic growth and a softening labor market. This outcome should allow the Fed to start cutting interest rates, most likely in 2024. This would likely result in lower money market fund yields. Though inflation would likely still be above the Fed’s target at that time, lower inflation and moderating growth would likely mean the Fed’s current monetary policy is too tight for an economy slowing in both nominal and real terms. If our expectation for a soft landing plays out, risk assets would likely perform well, household and corporate borrowing rates would likely decline from peak levels, and lending conditions would likely begin to improve.

Thank you for investing in Invesco Government Money Market Fund. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1 Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2 Source: Bloomberg LP

3 Source: US Federal Reserve

4 Source: US Bureau of Labor Statistics

5 Source: Department of Labor

6 Source: Investment Company Institute

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity* In days, as of 02/29/2024

1-7	67.2%
8-30	3.4
31-60	0.2
61-90	2.0
91-180	2.4
181+	24.8

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. Investments in the Fund are not guaranteed by a bank and investment is not a bank account.

2	Invesco Government Money Market Fund

Invesco Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎ Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

3	Invesco Government Money Market Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Government Sponsored Agency Securities-17.89%

Federal Farm Credit Bank (FFCB)-7.31%

Federal Farm Credit Bank (SOFR + 0.05%)(a)	5.36%	04/25/2024	$10,000	$10,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(a)	5.36%	05/09/2024	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(a)	5.36%	05/24/2024	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(a)	5.37%	08/27/2024	2,000	2,000,000
Federal Farm Credit Bank	5.38%	09/13/2024	130,000	129,972,852
Federal Farm Credit Bank (SOFR + 0.08%)(a)	5.39%	11/22/2024	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.07%)(a)	5.38%	12/18/2024	25,000	25,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(a)	5.39%	12/30/2024	25,000	25,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(a)	5.40%	03/07/2025	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.12%)(a)	5.43%	05/28/2025	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.12%)(a)	5.43%	05/30/2025	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.11%)(a)	5.42%	06/13/2025	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.13%)(a)	5.44%	06/27/2025	12,000	12,000,000
Federal Farm Credit Bank (SOFR + 0.16%)(a)	5.47%	07/21/2025	5,000	5,004,540
Federal Farm Credit Bank (SOFR + 0.13%)(a)	5.44%	08/13/2025	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(a)	5.40%	09/22/2025	45,000	45,000,000
Federal Farm Credit Bank (SOFR + 0.16%)(a)	5.47%	11/28/2025	20,000	20,000,000
Federal Farm Credit Bank (SOFR + 0.16%)(a)	5.47%	12/01/2025	6,500	6,500,000
Federal Farm Credit Bank (SOFR + 0.15%)(a)	5.46%	12/29/2025	20,000	20,000,000
Federal Farm Credit Bank (SOFR + 0.16%)(a)	5.47%	01/23/2026	25,000	25,000,000
Federal Farm Credit Bank (SOFR + 0.15%)(a)	5.46%	01/29/2026	25,000	25,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	5.45%	01/30/2026	7,000	7,000,000

				393,477,392

Federal Home Loan Bank (FHLB)-10.47%
Federal Home Loan Bank	5.50%	08/12/2024	30,000	29,995,058
Federal Home Loan Bank	5.38%	09/13/2024	50,000	49,989,637
Federal Home Loan Bank	5.59%	09/27/2024	100,000	100,000,000
Federal Home Loan Bank(b)	5.27%	11/01/2024	30,000	28,975,083
Federal Home Loan Bank(b)	4.86%	01/10/2025	30,000	28,779,375
Federal Home Loan Bank	5.03%	01/10/2025	100,000	100,000,000
Federal Home Loan Bank(b)	5.00%	02/10/2025	15,000	14,313,767
Federal Home Loan Bank (SOFR + 0.09%)(a)	5.40%	07/16/2025	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.14%)(a)	5.45%	07/24/2025	12,000	12,000,000
Federal Home Loan Bank (SOFR + 0.14%)(a)	5.45%	08/22/2025	12,000	12,000,000
Federal Home Loan Bank (SOFR + 0.10%)(a)	5.41%	09/22/2025	50,000	50,000,000
Federal Home Loan Bank (SOFR + 0.15%)(a)	5.46%	12/11/2025	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.19%)(a)	5.50%	01/14/2026	37,000	37,000,000
Federal Home Loan Bank (SOFR + 0.13%)(a)	5.44%	02/09/2026	65,000	65,000,000

				563,052,920

U.S. International Development Finance Corp. (DFC)-0.11%(c)
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)	5.50%	06/15/2025	1,500	1,500,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)	5.50%	02/15/2028	4,444	4,444,445

				5,944,445

Total U.S. Government Sponsored Agency Securities (Cost $962,474,757)				962,474,757

U.S. Treasury Securities-11.69%
U.S. Treasury Bills-0.44%(b)
U.S. Treasury Bills	4.79%	01/23/2025	25,000	23,959,056

U.S. Treasury Floating Rate Notes-4.83%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(a)	5.42%	04/30/2025	105,000	104,999,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Floating Rate Notes-(continued)

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.13%)(a)	5.53%	07/31/2025	$120,000	$119,915,404

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(a)	5.50%	10/31/2025	25,000	25,000,000

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.25%)(a)	5.55%	01/31/2026	10,000	10,007,897

				259,922,351

U.S. Treasury Notes-6.42%
U.S. Treasury Notes	2.50%	04/30/2024	100,000	99,631,561
U.S. Treasury Notes	2.38%	08/15/2024	100,000	98,637,089
U.S. Treasury Notes	1.50%	10/31/2024	80,000	78,210,522
U.S. Treasury Notes	2.25%	11/15/2024	70,000	68,620,543

				345,099,715

Total U.S. Treasury Securities (Cost $628,981,122)				628,981,122

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-29.58% (Cost $1,591,455,879)				1,591,455,879

			Repurchase Amount

Repurchase Agreements-70.08%(d)

Bank of Nova Scotia, joint agreement dated 02/29/2024, aggregate maturing value of $1,400,206,889 (collateralized by agency mortgage-backed securities, U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $1,428,000,033; 0.13% - 7.50%; 04/15/2024 - 02/01/2054)	5.32%	03/01/2024	50,007,389	50,000,000

Bank of Nova Scotia, joint term agreement dated 02/23/2024, aggregate maturing value of $500,517,222 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,066; 2.00% - 7.00%; 12/31/2027 - 01/01/2054)(e)	5.32%	03/01/2024	100,103,444	100,000,000

BMO Capital Markets Corp., joint agreement dated 02/29/2024, aggregate maturing value of $750,110,833 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $765,000,010; 0.00% - 7.00%; 03/25/2024 - 05/20/2072)	5.32%	03/01/2024	200,029,556	200,000,000

BMO Capital Markets Corp., joint term agreement dated 02/01/2024, aggregate maturing value of $252,225,000 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $255,000,007; 0.25% - 7.00%; 03/25/2024 -12/20/2071)(e)	5.34%	04/01/2024	100,890,000	100,000,000

BNP Paribas Securities Corp., joint term agreement dated 01/26/2024, aggregate maturing value of $2,075,985,000 (collateralized by agency mortgage-backed securities, a U.S. government sponsored agency obligation and U.S. Treasury obligations valued at $2,040,000,000; 0.00% - 7.50%; 04/30/2024 - 11/20/2063)(e)	5.01%	10/28/2024	181,648,688	175,000,000

BNP Paribas Securities Corp., joint term agreement dated 01/30/2024, aggregate maturing value of $4,000,000,000 (collateralized by U.S. Treasury obligations valued at $4,080,000,235; 0.00% - 6.13%; 03/21/2024 - 05/15/2053)(e)(f)	5.43%	03/01/2024	180,027,150	180,000,000

BNP Paribas Securities Corp., joint term agreement dated 02/08/2024, aggregate maturing value of $1,400,000,000 (collateralized by U.S. Treasury obligations valued at $1,428,000,308; 0.00% - 5.35%; 04/02/2024 - 02/15/2051)(e)(f)	5.44%	03/01/2024	50,007,556	50,000,000

BofA Securities, Inc., joint term agreement dated 02/21/2024, aggregate maturing value of $1,000,000,000 (collateralized by U.S. Treasury obligations valued at $1,020,000,413; 0.00% - 5.00%; 04/18/2024 - 08/15/2053)(e)(f)	5.36%	03/01/2024	40,005,956	40,000,000

BofA Securities, Inc., joint term agreement dated 02/21/2024, aggregate maturing value of $1,500,000,000 (collateralized by agency mortgage-backed securities valued at $1,530,000,000; 1.25% - 9.97%; 03/25/2027 - 01/20/2073)(e)(f)	5.38%	03/01/2024	75,011,208	75,000,000

BofA Securities, Inc., joint term agreement dated 02/26/2024, aggregate maturing value of $1,000,000,000 (collateralized by agency mortgage-backed securities valued at $1,020,000,000; 1.25% - 6.87%; 06/15/2029 - 10/20/2072)(e)(f)	5.37%	03/01/2024	50,007,458	50,000,000

BofA Securities, Inc., joint term agreement dated 02/26/2024, aggregate maturing value of $1,000,000,000 (collateralized by U.S. Treasury obligations valued at $1,020,000,153; 0.00% - 5.56%; 04/30/2024 - 05/15/2050)(e)(f)	5.36%	03/01/2024	60,008,933	60,000,000

BofA Securities, Inc., joint term agreement dated 02/26/2024, aggregate maturing value of $1,000,000,000 (collateralized by U.S. Treasury obligations valued at $1,020,000,180; 2.00% - 4.13%; 05/31/2024 - 05/15/2049)(e)(f)	5.36%	03/01/2024	50,007,444	50,000,000

CIBC World Markets Corp., joint term agreement dated 02/13/2024, aggregate maturing value of $505,848,194 (collateralized by agency mortgage-backed securities valued at $510,000,001; 2.00% - 6.50%; 05/01/2028 - 04/01/2059)(e)	5.33%	05/02/2024	30,350,892	30,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Government Money Market Fund

	Interest	Maturity	Repurchase
	Rate	Date	Amount	Value

CIBC World Markets Corp., term agreement dated 01/05/2024, maturing value of $42,424,433 (collateralized by U.S. Treasury obligations valued at $42,840,036; 0.13% - 4.13%; 07/31/2024 - 08/15/2053)(e)	5.35%	03/13/2024	$42,424,433	$42,000,000
Citigroup Global Markets, Inc., joint term agreement dated 02/29/2024, aggregate maturing value of $1,201,243,667 (collateralized by agency mortgage-backed securities valued at $1,224,000,482; 1.50% - 6.00%; 01/20/2051 - 02/20/2054)(e)	5.33%	03/07/2024	250,259,097	250,000,000
Fixed Income Clearing Corp. - Bank of New York Mellon (The), joint agreement dated 02/29/2024, aggregate maturing value of $7,001,030,556 (collateralized by U.S. Treasury obligations valued at $7,140,000,174; 0.13% - 4.50%; 04/15/2024 -02/15/2049)	5.30%	03/01/2024	250,036,806	250,000,000
ING Financial Markets, LLC, joint term agreement dated 02/01/2024, aggregate maturing value of $755,471,667 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $765,000,015; 1.50% - 7.00%; 01/01/2028 -09/01/2057)	5.36%	03/21/2024	75,547,167	75,000,000
J.P. Morgan Securities LLC, joint agreement dated 02/29/2024, aggregate maturing value of $1,000,147,778 (collateralized by agency mortgage-backed securities valued at $1,020,000,000; 1.50% - 7.50%; 12/01/2026 - 09/01/2061)	5.32%	03/01/2024	250,036,944	250,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/02/2023 (collateralized by agency mortgage-backed securities valued at $918,000,002; 2.25% - 6.62%; 10/25/2032 - 08/20/2063)(g)	5.31%	03/01/2024	40,171,311	40,000,000
Metropolitan Life Insurance Co., joint term agreement dated 02/28/2024, aggregate maturing value of $350,364,421 (collateralized by U.S. Treasury obligations valued at $363,737,217; 0.00%; 02/15/2043 - 08/15/2046)(e)	5.32%	03/06/2024	25,026,080	25,000,219
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 02/01/2024, aggregate maturing value of $956,904,917 (collateralized by U.S. Treasury obligations valued at $969,000,769; 0.00% - 5.35%; 03/12/2024 - 05/15/2051)	5.34%	03/21/2024	105,763,175	105,000,000
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 02/28/2024, aggregate maturing value of $1,777,928,217 (collateralized by U.S. Treasury obligations valued at $1,820,962,577; 0.25% - 4.00%; 08/31/2025 - 08/15/2043)(e)	5.33%	03/06/2024	41,880,860	41,837,500
Mizuho Securities (USA) LLC, joint agreement dated 02/29/2024, aggregate maturing value of $750,110,833 (collateralized by agency mortgage-backed securities valued at $765,000,000; 1.50% - 8.00%; 04/01/2024 - 06/01/2056)	5.32%	03/01/2024	190,028,078	190,000,000
RBC Dominion Securities Inc., joint term agreement dated 02/14/2024, aggregate maturing value of $4,524,075,000 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $4,590,000,000; 0.00% - 7.50%; 05/01/2025 -02/01/2054)(e)	5.35%	03/21/2024	633,370,500	630,000,000
Royal Bank of Canada, joint term agreement dated 01/31/2024, aggregate maturing value of $2,383,580,694 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,413,320,003; 0.63% - 7.00%; 06/30/2026 -12/20/2063)(e)	5.35%	03/21/2024	50,371,528	50,000,000
Royal Bank of Canada, joint term agreement dated 01/31/2024, aggregate maturing value of $3,525,909,722 (collateralized by U.S. Treasury obligations valued at $3,570,000,041; 0.13% - 6.25%; 03/15/2024 - 11/15/2053)(e)	5.33%	03/21/2024	151,110,417	150,000,000
Societe Generale, joint term agreement dated 02/23/2024, aggregate maturing value of $1,501,551,667 (collateralized by U.S. Treasury obligations valued at $1,530,000,004; 0.38% - 4.88%; 04/30/2025 - 11/15/2033)(e)	5.32%	03/01/2024	100,103,444	100,000,000
Standard Chartered Bank, joint agreement dated 02/29/2024, aggregate maturing value of $1,000,147,778 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,150,805; 1.50% - 7.65%; 05/01/2025 - 03/01/2054)	5.32%	03/01/2024	250,036,944	250,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 02/29/2024, aggregate maturing value of $2,000,295,556 (collateralized by agency mortgage-backed securities valued at $2,045,639,212; 6.00%; 09/20/2053 - 10/20/2053)	5.32%	03/01/2024	115,276,724	115,259,691
Wells Fargo Securities, LLC, joint term agreement dated 12/08/2023, aggregate maturing value of $623,348,625 (collateralized by agency mortgage-backed securities valued at $627,300,000; 1.50% - 8.50%; 11/01/2024 - 05/01/2058)(e)	5.43%	03/07/2024	45,610,875	45,000,000

Total Repurchase Agreements (Cost $3,769,097,410)				3,769,097,410

TOTAL INVESTMENTS IN SECURITIES(h)-99.66% (Cost $5,360,553,289)				5,360,553,289

OTHER ASSETS LESS LIABILITIES-0.34%				18,135,876

NET ASSETS-100.00%				$5,378,689,165

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

VRD -Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Government Money Market Fund

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2024.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Interest rate is redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.
(g)

Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(h)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Government Money Market Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$1,591,455,879
Repurchase agreements, at value and cost	3,769,097,410
Receivable for:
Fund shares sold	13,565,398
Interest	20,387,042
Fund expenses absorbed	14,951
Investment for trustee deferred compensation and retirement plans	290,220
Other assets	209,053
Total assets	5,395,019,953

Liabilities:
Payable for:
Fund shares reacquired	10,922,261
Amount due custodian	69,924
Dividends	2,346,075
Accrued fees to affiliates	2,612,329
Accrued operating expenses	67,910
Trustee deferred compensation and retirement plans	312,289
Total liabilities	16,330,788
Net assets applicable to shares outstanding	$5,378,689,165

Net assets consist of:

Shares of beneficial interest	$5,379,556,787

Distributable earnings (loss)	(867,622)
$5,378,689,165

Net Assets:

Invesco Cash Reserve	$4,137,681,159

Class A	$332,871,300

Class AX	$61,388,871

Class C	$128,159,656

Class CX	$180,484

Class R	$190,021,985

Class Y	$338,953,933

Investor Class	$186,117,880

Class R6	$3,313,897

Shares outstanding, no par value, unlimited number of shares authorized:

Invesco Cash Reserve	4,138,285,954

Class A	332,922,136

Class AX	61,398,250

Class C	128,179,187

Class CX	180,512

Class R	190,050,873

Class Y	339,001,743

Investor Class	186,146,922

Class R6	3,314,337

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Government Money Market Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest	$259,030,618

Expenses:

Advisory fees	7,360,720

Administrative services fees	2,161,640

Custodian fees	29,411
Distribution fees:
Invesco Cash Reserve	5,590,643
Class A	672,740
Class AX	93,424
Class C	1,004,714
Class CX	1,794
Class R	741,802
Transfer agent fees - Invesco Cash Reserve, A, AX, C, CX, R, Y and Investor	5,864,979
Transfer agent fees - R6	1,042
Trustees’ and officers’ fees and benefits	54,657
Registration and filing fees	380,963
Reports to shareholders	111,286
Professional services fees	58,796
Other	246,760
Total expenses	24,375,371
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(118,196)
Net expenses	24,257,175
Net investment income	234,773,443
Net realized gain from unaffiliated investment securities	274,398
Net increase in net assets resulting from operations	$235,047,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023
Operations:
Net investment income	$234,773,443	$71,712,174

Net realized gain (loss)	274,398	(914,355)
Net increase in net assets resulting from operations	235,047,841	70,797,819

Distributions to shareholders from distributable earnings:

Invesco Cash Reserve	(178,976,365)	(52,864,929)

Class A	(15,917,824)	(6,825,715)

Class AX	(2,979,321)	(1,293,187)

Class C	(5,597,390)	(2,103,157)

Class CX	(8,012)	(3,376)

Class R	(8,413,322)	(3,019,407)

Class Y	(13,366,996)	(2,832,052)

Investor Class	(9,339,949)	(2,763,149)

Class R6	(174,264)	(7,202)

Total distributions from distributable earnings	(234,773,443)	(71,712,174)

Share transactions-net:
Invesco Cash Reserve	1,008,171,927	739,154,683

Class A	(13,875,022)	5,844,463

Class AX	(2,650,226)	(5,990,139)

Class C	(17,644,652)	23,761,540

Class CX	(41,560)	(21,574)

Class R	9,107,481	21,023,647

Class Y	138,075,962	132,923,263

Investor Class	40,132,422	25,518,013

Class R6	3,045,994	142,162

Net increase in net assets resulting from share transactions	1,164,322,326	942,356,058

Net increase in net assets	1,164,596,724	941,441,703

Net assets:
Beginning of year	4,214,092,441	3,272,650,738

End of year	$5,378,689,165	$4,214,092,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Government Money Market Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Invesco Cash Reserve
Year ended 02/29/24	$1.00	$0.05	$0.00		$0.05	$(0.05)	$1.00	4.89%	$4,137,681	0.48%		0.48%		4.80%
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.99	3,129,323	0.45		0.47		2.07
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	2,390,850	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	2,699,457	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	2,406,243	0.51		0.51		1.55
Class A
Year ended 02/29/24	1.00	0.05	0.00		0.05	(0.05)	1.00	4.84	332,871	0.53		0.53		4.75
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.95	346,709	0.50		0.52		2.02
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	340,937	0.07		0.56		0.01
Period ended 02/28/21(d)	1.00	0.00	(0.00)		(0.00)	(0.00)	1.00	0.01	401,229	0.20	(e)	0.54	(e)	0.08 (e)
Class AX
Year ended 02/29/24	1.00	0.05	0.00		0.05	(0.05)	1.00	4.89	61,389	0.48		0.48		4.80
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.99	64,032	0.45		0.47		2.07
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	70,035	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	74,001	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	76,169	0.51		0.51		1.55
Class C
Year ended 02/29/24	1.00	0.04	0.00		0.04	(0.04)	1.00	4.26	128,160	1.08		1.08		4.20
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.53	145,787	0.92		1.07		1.60
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	122,057	0.07		1.11		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	144,331	0.23		1.11		0.05
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	43,478	1.26		1.26		0.80
Class CX
Year ended 02/29/24	1.00	0.04	0.00		0.04	(0.04)	1.00	4.11	180	1.23		1.23		4.05
Year ended 02/28/23	1.00	0.01	(0.00)		0.01	(0.01)	1.00	1.42	222	1.01		1.22		1.51
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	244	0.07		1.26		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	369	0.29		1.25		(0.01)
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	507	1.26		1.26		0.80
Class R
Year ended 02/29/24	1.00	0.05	0.00		0.05	(0.05)	1.00	4.63	190,022	0.73		0.73		4.55
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.78	180,897	0.66		0.72		1.86
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	159,912	0.07		0.76		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.04	183,057	0.22		0.74		0.06
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	1.35	32,297	0.76		0.76		1.30
Class Y
Year ended 02/29/24	1.00	0.05	0.00		0.05	(0.05)	1.00	5.05	338,954	0.33		0.33		4.95
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.14	200,876	0.31		0.32		2.21
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	67,999	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.08	55,813	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	42,686	0.36		0.36		1.70
Investor Class
Year ended 02/29/24	1.00	0.05	0.00		0.05	(0.05)	1.00	5.05	186,118	0.33		0.33		4.95
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.14	145,977	0.31		0.32		2.21
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	120,491	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.08	114,665	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	111,208	0.36		0.36		1.70
Class R6
Year ended 02/29/24	1.00	0.05	0.00		0.05	(0.05)	1.00	5.14	3,314	0.24		0.24		5.04
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.21	268	0.18		0.18		2.34
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	126	0.07		0.27		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.10	127	0.18		0.31		0.10
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.81	20	0.32		0.32		1.74

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Net gains (losses) on securities (both realized and unrealized) per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	Commencement date of May 15, 2020.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Government Money Market Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve, Class A , Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act (the “Rule”) and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee requirements at this time, as permitted by the Rule.

In July 2023, the U.S. Securities and Exchange Commission adopted amendments to the Rule. These amendments, among other changes, (i) removed redemption gates and removed the tie between weekly liquid asset minimum thresholds and liquidity fees, effective October 2, 2023; and (ii) increased required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by the Rule. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights,nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other

12	Invesco Government Money Market Fund

shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative settled shares.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 1.40%, 1.45%, 1.40%, 2.00%, 2.15%, 1.65%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class A, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve shares, 0.75% of the Fund’s average daily net assets of Class C shares and 0.40% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.20% of the Fund’s average daily net assets of Class A shares, up to a maximum annual rate of 0.15% of the Fund’s average daily net assets of Class AX shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class CX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Expenses under this agreement are shown as Distribution fees in the Statement of Operations.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front- end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $5,000 in front-end sales commissions from the sale of Class A shares and $2,678, $2,196, $16,243 and $0 from Invesco Cash Reserve, Class A, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

13	Invesco Government Money Market Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2024, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $118,196.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$234,773,443	$71,712,174

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024
Undistributed ordinary income	$84,624
Temporary book/tax differences	(312,289)
Capital loss carryforward	(639,957)
Shares of beneficial interest	5,379,556,787
Total net assets	$5,378,689,165

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024 as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$639,957	$-	$639,957

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

14	Invesco Government Money Market Fund

NOTE 8–Share Information

		Summary of Share Activity

	Years ended February 29,
	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	7,606,506,452	$7,606,506,452	3,138,228,558	$3,138,228,558

Class A	214,075,610	214,075,610	184,300,575	184,300,575

Class AX	13,853,294	13,853,294	6,934,183	6,934,183

Class C	83,396,831	83,396,831	122,692,682	122,692,682

Class CX	24,424	24,424	15,241	15,241

Class R	104,536,503	104,536,503	95,822,553	95,822,553

Class Y	784,200,605	784,200,605	232,964,871	232,964,871

Investor Class	321,067,407	321,067,407	61,221,976	61,221,976

Class R6	25,281,798	25,281,798	322,854	322,854

Issued as reinvestment of dividends:
Invesco Cash Reserve	159,639,358	159,639,358	47,348,960	47,348,960

Class A	14,560,491	14,560,491	6,448,639	6,448,639

Class AX	2,876,888	2,876,888	1,259,984	1,259,984

Class C	5,279,931	5,279,931	2,013,889	2,013,889

Class CX	7,896	7,896	3,343	3,343

Class R	8,303,018	8,303,018	3,019,407	3,019,407

Class Y	9,420,016	9,420,016	2,532,717	2,532,717

Investor Class	8,825,307	8,825,307	2,706,955	2,706,955

Class R6	154,162	154,162	6,540	6,540

Automatic Conversion of Class C and CX shares to Invesco
Cash Reserve shares:
Invesco Cash Reserve	9,921,733	9,921,733	9,549,278	9,549,278

Class C	(9,903,115)	(9,903,115)	(9,522,201)	(9,522,201)

Class CX	(18,618)	(18,618)	(27,077)	(27,077)

Reacquired:
Invesco Cash Reserve	(6,767,895,616)	(6,767,895,616)	(2,455,972,113)	(2,455,972,113)

Class A	(242,511,123)	(242,511,123)	(184,904,751)	(184,904,751)

Class AX	(19,380,408)	(19,380,408)	(14,184,306)	(14,184,306)

Class C	(96,418,299)	(96,418,299)	(91,422,830)	(91,422,830)

Class CX	(55,262)	(55,262)	(13,081)	(13,081)

Class R	(103,732,040)	(103,732,040)	(77,818,313)	(77,818,313)

Class Y	(655,544,659)	(655,544,659)	(102,574,325)	(102,574,325)

Investor Class	(289,760,292)	(289,760,292)	(38,410,918)	(38,410,918)

Class R6	(22,389,966)	(22,389,966)	(187,232)	(187,232)

Net increase in share activity	1,164,322,326	$1,164,322,326	942,356,058	$942,356,058

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15	Invesco Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Government Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

16	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,024.80	$2.42	$1,022.48	$2.41	0.48%
A	1,000.00	1,024.50	2.67	1,022.23	2.66	0.53
AX	1,000.00	1,024.80	2.42	1,022.48	2.41	0.48
C	1,000.00	1,021.70	5.43	1,019.49	5.42	1.08
CX	1,000.00	1,021.00	6.18	1,018.75	6.17	1.23
R	1,000.00	1,023.50	3.67	1,021.23	3.67	0.73
Y	1,000.00	1,025.50	1.66	1,023.22	1.66	0.33
Investor	1,000.00	1,025.50	1.66	1,023.22	1.66	0.33
R6	1,000.00	1,026.00	1.26	1,023.62	1.26	0.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17	Invesco Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	100.00%
U.S. Treasury Obligations*	27.64%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

18	Invesco Government Money Market Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld

(1)*	Beth Ann Brown	4,466,959,777.91	133,895,440.29
	Carol Deckbar	4,474,027,546.11	126,827,672.10
	Cynthia Hostetler	4,472,501,269.47	128,353,948.73
	Dr. Eli Jones.	4,466,533,991.62	134,321,226.59
	Elizabeth Krentzman.	4,474,997,264.60	125,857,953.60
	Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
	Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
	James Liddy	4,476,115,965.25	124,739,252.96
	Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
	Joel W. Motley	4,470,984,644.97	129,870,573.24
	Teresa M. Ressel	4,476,127,071.38	124,728,146.83
	Douglas Sharp	4,472,857,757.76	127,997,460.45
	Robert C. Troccoli	4,465,802,399.44	135,052,818.77
	Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

19	Invesco Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong –1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes –1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	BankofNew YorkMellon 2 Hanson Place Brooklyn, NY 11217-1431

T-6	Invesco Government Money Market Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco High Yield Fund

Nasdaq:

A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

17	Financial Statements

20	Financial Highlights

21	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Fund Expenses

33	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco High Yield Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.54%
Class C Shares	8.05
Class Y Shares	8.81
Investor Class Shares	8.54
Class R5 Shares	8.87
Class R6 Shares	8.95
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	3.33
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index▼ (Style-Specific Index)	11.01
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	10.36

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year ending February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft-landing without pushing the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from 4.75% to 5.00%.1 Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank (SVB) and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and concerning bank troubles initially pushed overall corporate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.

 Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May.2 Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two 0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 Additionally, in August, US debt was down-

graded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

 The fourth quarter of 2023 was characterized by a powerful price rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly – that disinflation is entrenched globally, and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.

 We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and may allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates decreased from 4.89% to 4.64% during the fiscal year, while 10-year Treasury rates increased from 4.01% to 4.25%.1 At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.

 Despite elevated default totals in February 2024, the high-yield bond default rates ticked lower month over month as large volumes of defaults/distressed exchanges from last February exited the 12-month calculation. Specifically, the 12-month trailing par-weighted US high-yield default rate decreased 24 basis points to 2.53%, down from 2.85% at the end of 2023.4

 The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, which measures the performance of the US high-yield bond market and is the Fund’s style-specific index, generated a positive return for the fiscal year. Likewise, the Fund, at NAV, generated a positive return for the fiscal year.

 During the fiscal year, the Fund benefited from security selection in the energy sector, specifically within the independent energy and midstream subsectors. The Fund had an overweight allocation to financial institutions, relative to the style-specific index, which also contributed positively to performance. However, an overweight allocation to convertibles detracted from relative performance. During the fiscal year, security selection in the wirelines and supermarkets subsectors also detracted from performance relative to the style-specific index.

 During the fiscal year, we used derivatives to mitigate overall portfolio risk. These instruments include credit default swaps (CDX), options on CDX (known as swaptions) and total return swaps, which offer greater efficiency and lower transaction costs than cash bonds. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For the fiscal year, derivatives employed by the Fund had a small positive impact on the Fund’s performance.

 We also used currency forward contracts during the fiscal year to hedge currency exposure of our non-US dollar-denominated positions. The use of currency forward contracts had a negligible impact on the Fund’s performance.

 Looking forward, high-yield default projections for 2024 have been revised lower in response to easier financial conditions, well-functioning primary markets and less distressed issues. High yield is also benefiting from yield-driven demand, strong underlying corporate fundamentals, increasing odds of a soft landing and peak rates with expectation of rate cuts in 2024. Yield per unit of duration stands out especially in the shorter-end of the high-yield opportunity set and with careful selection, we believe the short duration segment of the high yield market is very attractive on a credit risk-adjusted basis as well. A soft landing is an ideal backdrop for high yield credit. However, refinancing maturing bonds raises the cost of debt for all issuers. We view leveraged (highly indebted) companies as more vulnerable in a “new regime” of a more permanent, higher cost of capital. We are avoiding idiosyncratic risk among lower quality issuers that require cheap financing to survive.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which

2	Invesco High Yield Fund

the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1	Source: US Department of the Treasury

2	Source: Federal Reserve of Economic Data

3	Source: Fitch Ratings

4	Source: JP Morgan Markets

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Niklas Nordenfelt

Rahim Shad

Philip Susser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	6.81%
10 Years	2.40
5 Years	1.72
1 Year	3.99

Class C Shares
Inception (8/4/97)	3.31%
10 Years	2.22
5 Years	1.90
1 Year	7.05

Class Y Shares
Inception (10/3/08)	6.47%
10 Years	3.11
5 Years	2.83
1 Year	8.81

Investor Class Shares
Inception (9/30/03)	5.73%
10 Years	2.83
5 Years	2.61
1 Year	8.54

Class R5 Shares
Inception (4/30/04)	5.77%
10 Years	3.16
5 Years	2.96
1 Year	8.87

Class R6 Shares
Inception (9/24/12)	4.02%
10 Years	3.26
5 Years	3.02
1 Year	8.95

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Fund

Supplemental Information

Invesco High Yield Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	85.02%

Variable Rate Senior Loan Interests	10.10

Non-U.S. Dollar Denominated Bonds & Notes	2.73

Security Types Each Less Than 1% of Portfolio	0.45

Money Market Funds Plus Other Assets Less Liabilities	1.70

Top Five Debt Issuers*

		% of total net assets

1.	Service Properties Trust	2.20%

2.	TransDigm, Inc.	1.62

3.	Transocean, Inc.	1.62

4.	Mativ Holdings, Inc.	1.55

5.	LCM Investments Holdings II LLC	1.53

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2024.

7	Invesco High Yield Fund

Schedule of Investments(a)

February 29, 2024

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–85.02%
Advertising–0.55%

Clear Channel Outdoor Holdings, Inc., 7.75%, 04/15/2028(b)	$585,000	$506,384
7.50%, 06/01/2029(b)	643,000	532,764

Lamar Media Corp., 4.00%, 02/15/2030	2,206,000	1,970,587
3.63%, 01/15/2031	3,445,000	2,977,307

		5,987,042

Aerospace & Defense–1.62%

TransDigm, Inc., 6.75%, 08/15/2028(b)	7,258,000	7,353,849
7.13%, 12/01/2031(b)	9,947,000	10,216,265

		17,570,114

Alternative Carriers–0.11%

Lumen Technologies, Inc., 4.00%, 02/15/2027(b)	950,000	575,728

Zayo Group Holdings, Inc., 4.00%, 03/01/2027(b)	767,000	639,425

		1,215,153

Aluminum–0.50%

Novelis Corp., 4.75%, 01/30/2030(b)	5,887,000	5,381,647

Apparel Retail–0.52%

Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	6,705,000	5,663,862

Apparel, Accessories & Luxury Goods–0.05%

Hanesbrands, Inc., 9.00%, 02/15/2031(b)	547,000	548,781

Application Software–0.71%

Cloud Software Group, Inc., 9.00%, 09/30/2029(b)	2,777,000	2,595,103

SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	5,248,000	5,115,461

		7,710,564

Automobile Manufacturers–1.47%

Allison Transmission, Inc., 3.75%, 01/30/2031(b)	18,474,000	15,978,814

Automotive Parts & Equipment–1.88%

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	5,094,000	5,129,948

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	5,575,000	5,207,691

ZF North America Capital, Inc. (Germany), 6.88%, 04/14/2028(b)	8,553,000	8,739,302
7.13%, 04/14/2030(b)	1,231,000	1,283,532

		20,360,473

Automotive Retail–3.80%

Carvana Co., 14.00% PIK Rate, 9.00% Cash Rate, 06/01/2031(b)(c)	1,867,394	1,819,152

	Principal Amount	Value
Automotive Retail–(continued)

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	$13,821,000	$12,628,626

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	5,687,000	5,112,636
8.25%, 08/01/2031(b)	11,256,000	11,497,842

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	5,651,000	5,048,716
4.38%, 01/15/2031(b)	5,736,000	5,094,032

		41,201,004

Broadcasting–0.18%

Gray Television, Inc., 7.00%, 05/15/2027(b)	1,084,000	980,901
5.38%, 11/15/2031(b)	685,000	443,880

Sinclair Television Group, Inc., 4.13%, 12/01/2030(b)	767,000	561,156

		1,985,937

Broadline Retail–1.23%

B2W Digital Lux S.a.r.l. (Brazil), 4.38%, 12/20/2030(b)(d)	2,262,000	491,986

Kohl’s Corp., 4.63%, 05/01/2031	3,513,000	2,770,668

Macy’s Retail Holdings LLC, 5.88%, 04/01/2029(b)	2,715,000	2,617,355
5.88%, 03/15/2030(b)	5,498,000	5,160,121

QVC, Inc., 4.75%, 02/15/2027	1,180,000	1,064,674

Rakuten Group, Inc. (Japan), 11.25%, 02/15/2027(b)	1,100,000	1,171,420

		13,276,224

Building Products–0.05%

New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2028(b)	508,000	514,850

Cable & Satellite–3.55%

Altice Financing S.A. (Luxembourg), 5.75%, 08/15/2029(b)	1,200,000	1,034,815

CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2027(b)	8,438,000	7,985,469
5.38%, 06/01/2029(b)	2,627,000	2,378,388
4.75%, 03/01/2030(b)	2,904,000	2,473,104
7.38%, 03/01/2031(b)	2,541,000	2,463,636

CSC Holdings LLC, 5.50%, 04/15/2027(b)	3,280,000	2,946,090
5.38%, 02/01/2028(b)	8,652,000	7,550,297
5.75%, 01/15/2030(b)	2,623,000	1,544,947
4.63%, 12/01/2030(b)	2,197,000	1,223,949

DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)	1,103,000	1,041,860

DISH DBS Corp., 7.75%, 07/01/2026	932,000	595,091
5.75%, 12/01/2028(b)	1,541,000	1,070,032
5.13%, 06/01/2029	1,334,000	570,285

Scripps Escrow, Inc., 5.88%, 07/15/2027(b)	590,000	479,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Fund

	Principal Amount	Value
Cable & Satellite–(continued)

Ziggo B.V. (Netherlands), 4.88%, 01/15/2030(b)	$5,775,000	$5,150,124

		38,507,584

Casinos & Gaming–3.31%

Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(b)(c)	568,775	39,814

International Game Technology PLC, 5.25%, 01/15/2029(b)	5,212,000	5,042,136

Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	8,909,000	8,023,953

Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)	546,000	515,290

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/2029(b)	708,000	510,493

Sabre GLBL, Inc., 8.63%, 06/01/2027(b)	547,000	482,156

Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	12,455,000	10,872,785

Wynn Macau Ltd. (Macau), Conv., 4.50%, 03/07/2027(b)(e)	2,700,000	2,815,763
5.63%, 08/26/2028(b)	7,991,000	7,518,101

		35,820,491

Commercial & Residential Mortgage Finance–0.48%

Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032(b)	5,234,000	5,152,030

Commodity Chemicals–1.55%

Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	17,278,000	16,751,280

Communications Equipment–0.05%

Viasat, Inc., 7.50%, 05/30/2031(b)	799,000	562,296

Construction & Engineering–0.95%

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	6,383,000	6,364,435
8.88%, 07/15/2028(b)	3,709,000	3,912,086

		10,276,521

Consumer Finance–1.69%

FirstCash, Inc., 5.63%, 01/01/2030(b)	5,315,000	5,041,341
6.88%, 03/01/2032(b)	2,699,000	2,675,704

Navient Corp., 5.00%, 03/15/2027	3,789,000	3,596,587
9.38%, 07/25/2030	1,694,000	1,772,251

OneMain Finance Corp., 3.50%, 01/15/2027	3,966,000	3,655,635
5.38%, 11/15/2029	1,694,000	1,574,010

		18,315,528

Diversified Banks–1.53%

Citigroup, Inc., 3.88%(f)(g)	4,528,000	4,264,830
7.38%(f)(g)	1,026,000	1,051,784

	Principal Amount	Value
Diversified Banks–(continued)

Freedom Mortgage Corp., 6.63%, 01/15/2027(b)	$1,118,000	$1,066,725

JPMorgan Chase & Co., Series FF, 5.00%(f)(g)	10,269,000	10,217,458

		16,600,797

Diversified Capital Markets–0.50%

UBS Group AG (Switzerland), 7.75%(b)(f)(g)	5,352,000	5,366,863

Diversified Chemicals–0.09%

SCIH Salt Holdings, Inc., 6.63%, 05/01/2029(b)	1,122,000	1,021,496

Diversified Financial Services–0.58%

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	5,779,000	5,205,214

LD Holdings Group LLC, 6.50%, 11/01/2025(b)	570,000	528,114

VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland), 6.38%, 02/01/2030(b)	820,000	599,879

		6,333,207

Diversified Metals & Mining–0.72%

Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029(b)	7,902,000	7,762,105

Diversified REITs–0.26%

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/2028(b)	1,118,000	1,158,396
6.50%, 02/15/2029(b)	2,144,000	1,652,936

		2,811,332

Diversified Support Services–0.73%

Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	7,681,000	7,870,721

Electric Utilities–2.17%

Electricite de France S.A. (France), 9.13%(b)(f)(g)	4,950,000	5,504,697

Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	5,006,000	5,286,043

Vistra Operations Co. LLC, 7.75%, 10/15/2031(b)	12,253,000	12,685,004

		23,475,744

Electrical Components & Equipment–0.67%

EnerSys, 4.38%, 12/15/2027(b)	2,974,000	2,802,326
6.63%, 01/15/2032(b)	2,368,000	2,380,752

Sensata Technologies B.V., 4.00%, 04/15/2029(b)	2,243,000	2,036,336

		7,219,414

Electronic Components–0.30%

Sensata Technologies, Inc., 4.38%, 02/15/2030(b)	1,293,000	1,179,299
3.75%, 02/15/2031(b)	2,479,000	2,122,173

		3,301,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Fund

	Principal Amount	Value
Electronic Manufacturing Services–0.97%

EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(b)	$10,452,000	$10,501,647

Environmental & Facilities Services–0.54%

GFL Environmental, Inc. (Canada), 6.75%, 01/15/2031(b)	5,203,000	5,328,449

Madison IAQ LLC, 5.88%, 06/30/2029(b)	592,000	529,113

		5,857,562

Fertilizers & Agricultural Chemicals–0.05%

Consolidated Energy Finance S.A. (Switzerland), 6.50%, 05/15/2026(b)	550,000	501,143

Gold–0.45%

New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	4,943,000	4,900,322

Health Care Facilities–0.91%

Encompass Health Corp., 4.50%, 02/01/2028	5,291,000	5,011,496

LifePoint Health, Inc., 5.38%, 01/15/2029(b)	2,681,000	2,140,831

Tenet Healthcare Corp., 4.88%, 01/01/2026	2,692,000	2,690,900

		9,843,227

Health Care REITs–0.73%

Diversified Healthcare Trust, 0.00%, 01/15/2026(b)(h)	8,010,000	6,808,500

MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	1,661,000	1,113,590

		7,922,090

Health Care Services–2.16%

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	5,860,000	5,648,834

Community Health Systems, Inc., 8.00%, 03/15/2026(b)	2,969,000	2,942,204
5.25%, 05/15/2030(b)	4,822,000	3,852,071
4.75%, 02/15/2031(b)	4,175,000	3,180,828

DaVita, Inc., 3.75%, 02/15/2031(b)	3,293,000	2,706,114

Select Medical Corp., 6.25%, 08/15/2026(b)	5,122,000	5,113,774

		23,443,825

Health Care Supplies–0.49%

Medline Borrower L.P., 3.88%, 04/01/2029(b)	3,073,000	2,758,012
5.25%, 10/01/2029(b)	2,762,000	2,557,421
		5,315,433

Health Care Technology–0.14%

athenahealth Group, Inc., 6.50%, 02/15/2030(b)	1,688,000	1,512,890

Hotel & Resort REITs–2.67%

RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)	5,902,000	5,157,109

	Principal Amount	Value
Hotel & Resort REITs–(continued)

Service Properties Trust, 5.50%, 12/15/2027	$8,130,000	$7,663,051
8.63%, 11/15/2031(b)	15,289,000	16,160,580
		28,980,740

Hotels, Resorts & Cruise Lines–1.05%

Carnival Corp., 6.00%, 05/01/2029(b)	3,085,000	3,016,631

Royal Caribbean Cruises Ltd., 6.25%, 03/15/2032(b)	8,295,000	8,322,341

		11,338,972

Household Products–0.48%

Prestige Brands, Inc., 3.75%, 04/01/2031(b)	6,028,000	5,213,014

Independent Power Producers & Energy Traders–0.96%

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	5,326,000	4,985,979
3.75%, 02/15/2031(b)	2,925,000	2,469,739

Vistra Corp., Series C, 8.88%(b)(f)(g)	2,916,000	2,973,517

		10,429,235

Industrial Machinery & Supplies & Components–1.16%

Enpro, Inc., 5.75%, 10/15/2026	7,406,000	7,307,673

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	5,791,000	5,283,039

		12,590,712

Insurance Brokers–1.41%

Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 7.00%, 01/15/2031(b)	5,038,000	5,021,853

HUB International Ltd., 7.25%, 06/15/2030(b)	2,613,000	2,667,267
7.38%, 01/31/2032(b)	2,583,000	2,592,797

USI, Inc., 7.50%, 01/15/2032(b)	5,034,000	5,021,415

		15,303,332

Integrated Telecommunication Services–2.00%

Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	2,425,000	1,586,652

Altice France S.A. (France), 8.13%, 02/01/2027(b)	5,497,000	5,057,045

CommScope, Inc., 4.75%, 09/01/2029(b)	767,000	526,181

Frontier Communications Holdings LLC, 6.75%, 05/01/2029(b)	2,922,000	2,626,828
6.00%, 01/15/2030(b)	719,000	615,561

Iliad Holding S.A.S.U. (France), 6.50%, 10/15/2026(b)	5,049,000	4,995,458

Level 3 Financing, Inc., 4.63%, 09/15/2027(b)	850,000	527,000

Telecom Italia Capital S.A. (Italy), 7.72%, 06/04/2038	5,036,000	5,163,688

Windstream Escrow LLC/ Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	590,000	551,472

		21,649,885

Internet Services & Infrastructure–0.05%

Arches Buyer, Inc., 6.13%, 12/01/2028(b)	603,000	511,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Fund

	Principal Amount	Value
Leisure Facilities–2.10%

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	$11,479,000	$12,530,752

NCL Finance Ltd., 6.13%, 03/15/2028(b)	5,348,000	5,219,881

Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	5,180,000	5,003,310

		22,753,943

Leisure Products–0.49%

Amer Sports Co. (Finland), 6.75%, 02/16/2031(b)	5,370,000	5,348,252

Marine Transportation–2.96%

NCL Corp. Ltd., 5.88%, 03/15/2026(b)	10,707,000	10,466,092
8.13%, 01/15/2029(b)	2,648,000	2,788,045

Stena International S.A. (Sweden), 7.25%, 01/15/2031(b)	5,214,000	5,188,921
7.63%, 02/15/2031(b)	2,789,000	2,806,612

Viking Cruises Ltd., 5.88%, 09/15/2027(b)	3,000,000	2,934,960
7.00%, 02/15/2029(b)	7,844,000	7,847,934
		32,032,564

Metal, Glass & Plastic Containers–0.69%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(b)	705,000	512,145

Mauser Packaging Solutions Holding Co., 9.25%, 04/15/2027(b)	1,583,000	1,541,229

OI European Group B.V., 4.75%, 02/15/2030(b)	5,827,000	5,369,872

		7,423,246

Multi-line Insurance–0.14%

Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/2029(b)	1,720,000	1,549,910

Office REITs–1.20%

Office Properties Income Trust, 4.25%, 05/15/2024	7,409,000	7,376,156
9.00%, 03/31/2029(b)	6,064,000	5,662,533
		13,038,689

Oil & Gas Drilling–3.86%

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	8,340,000	7,992,847
8.63%, 03/15/2029(b)	2,659,000	2,665,155

Nabors Industries Ltd., 7.25%, 01/15/2026(b)	1,067,000	1,051,816

Rockies Express Pipeline LLC, 4.95%, 07/15/2029(b)	5,276,000	4,938,750

Transocean, Inc., 7.25%, 11/01/2025(b)	2,669,000	2,631,815
7.50%, 01/15/2026(b)	8,095,000	8,009,109
8.75%, 02/15/2030(b)	6,684,300	6,868,541

Valaris Ltd., 8.38%, 04/30/2030(b)	7,525,000	7,722,439

		41,880,472

Oil & Gas Equipment & Services–0.49%

Oceaneering International, Inc., 6.00%, 02/01/2028	5,343,000	5,258,581

	Principal Amount	Value
Oil & Gas Exploration & Production–4.04%

Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	$14,623,000	$14,696,824

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	5,079,000	5,079,546

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 04/15/2030(b)	1,637,000	1,590,877
6.00%, 02/01/2031(b)	1,131,000	1,094,894
6.25%, 04/15/2032(b)	2,455,000	2,377,115
8.38%, 11/01/2033(b)	184,000	197,790

Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(b)	4,958,000	5,084,503

Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/2028(b)	5,022,000	5,137,834

SM Energy Co., 6.50%, 07/15/2028	3,490,000	3,497,189

Southwestern Energy Co., 4.75%, 02/01/2032	5,525,000	5,022,589

		43,779,161

Oil & Gas Refining & Marketing–0.98%

CVR Energy, Inc., 8.50%, 01/15/2029(b)	5,282,000	5,319,264

PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(b)	5,147,000	5,278,120

		10,597,384

Oil & Gas Storage & Transportation–5.91%

Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 02/01/2028	4,517,000	4,521,053
8.88%, 04/15/2030	5,812,000	6,031,563

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/15/2028(b)	5,192,000	5,457,104

New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	6,512,000	6,294,585

NGL Energy Operating LLC/NGL Energy Finance Corp., 8.13%, 02/15/2029(b)	2,554,000	2,580,247
8.38%, 02/15/2032(b)	5,273,000	5,360,490

Prairie Acquiror L.P., 9.00%, 08/01/2029(b)	2,691,000	2,713,158

Summit Midstream Holdings LLC/ Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(i)	4,919,000	4,871,565

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	7,878,000	7,866,427

Venture Global Calcasieu Pass LLC, 6.25%, 01/15/2030(b)	5,257,000	5,252,572

Venture Global LNG, Inc., 8.13%, 06/01/2028(b)	4,941,000	5,023,572
9.50%, 02/01/2029(b)	5,131,000	5,473,948
9.88%, 02/01/2032(b)	2,463,000	2,594,785
		64,041,069

Other Specialty Retail–0.78%

Bath & Body Works, Inc., 6.88%, 11/01/2035	1,540,000	1,542,213

Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)	662,000	514,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Fund

	Principal Amount	Value
Other Specialty Retail–(continued)

PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	$5,319,000	$5,260,341

Staples, Inc., 7.50%, 04/15/2026(b)	1,144,000	1,101,002

		8,418,366

Paper & Plastic Packaging Products & Materials–1.58%

Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029(b)	5,231,000	5,205,404
8.75%, 04/15/2030(b)	2,770,000	2,639,488

LABL, Inc., 10.50%, 07/15/2027(b)	1,070,000	1,040,036
8.25%, 11/01/2029(b)	613,000	519,134

Sealed Air Corp., 7.25%, 02/15/2031(b)	5,091,000	5,262,229
6.88%, 07/15/2033(b)	1,868,000	1,934,985

Trivium Packaging Finance B.V. (Netherlands), 8.50%, 08/15/2027(b)	500,000	487,908

		17,089,184

Passenger Airlines–1.00%

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	10,503,000	10,281,165

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	570,000	538,644

		10,819,809

Pharmaceuticals–0.72%

Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	2,633,000	2,452,784
4.88%, 06/01/2028(b)	3,462,000	1,976,591
5.25%, 01/30/2030(b)	2,648,000	1,145,198

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	3,499,000	2,221,649

		7,796,222

Real Estate Services–0.05%

Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/2029(b)	662,000	493,190

Regional Banks–0.05%

Verde Purchaser LLC, 10.50%, 11/30/2030(b)	508,000	531,495

Research & Consulting Services–0.68%

Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	8,113,000	7,367,591

Restaurants–1.09%

1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	5,944,000	5,226,167

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/2030(b)	1,741,000	1,539,382

Yum! Brands, Inc., 5.38%, 04/01/2032	5,271,000	5,066,169

		11,831,718

	Principal Amount	Value
Retail REITs–0.73%

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	$8,102,000	$7,954,126

Security & Alarm Services–0.32%

Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/2027(b)	528,000	526,739
6.00%, 06/01/2029(b)	2,340,000	1,940,000

Garda World Security Corp. (Canada), 9.50%, 11/01/2027(b)	1,026,000	1,030,873

		3,497,612

Single-Family Residential REITs–0.19%

Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028(b)	2,089,000	2,078,335

Specialized Consumer Services–1.90%

Allwyn Entertainment Financing (UK) PLC (Czech Republic), 7.88%, 04/30/2029(b)	4,855,000	5,006,719

Carriage Services, Inc., 4.25%, 05/15/2029(b)	17,874,000	15,557,595

		20,564,314

Specialized Finance–0.24%

Jefferson Capital Holdings LLC, 9.50%, 02/15/2029(b)	2,625,000	2,654,681

Specialty Chemicals–0.15%

Olympus Water US Holding Corp., 6.25%, 10/01/2029(b)	1,770,000	1,571,754

Steel–0.94%

Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(b)	7,434,000	7,388,891
6.25%, 10/01/2040	3,238,000	2,837,059
		10,225,950

Systems Software–0.85%

Camelot Finance S.A., 4.50%, 11/01/2026(b)	2,761,000	2,640,306

CrowdStrike Holdings, Inc., 3.00%, 02/15/2029	5,719,000	5,051,860

McAfee Corp., 7.38%, 02/15/2030(b)	1,674,000	1,479,394

		9,171,560

Telecom Tower REITs–0.46%

SBA Communications Corp., 3.13%, 02/01/2029	5,685,000	5,035,116

Trading Companies & Distributors–1.42%

Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	7,615,000	7,301,728
7.88%, 12/01/2030(b)	7,673,000	8,051,678
		15,353,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Fund

	Principal Amount	Value
Wireless Telecommunication Services–0.99%

Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(f)	$12,572,000	$10,765,719

Total U.S. Dollar Denominated Bonds & Notes (Cost $920,618,520)		921,282,254

Variable Rate Senior Loan Interests–10.10%(j)(k)
Advertising–0.52%

Clear Channel Worldwide Holdings, Inc., Term Loan B, 9.07% (3 mo. Term SOFR + 3.76%), 08/21/2026	5,634,030	5,623,861

Apparel Retail–0.23%

Victoria’s Secret & Co., First Lien Term Loan, 0.00%, 08/02/2028	2,505,000	2,503,960

Casinos & Gaming–0.50%

Bally’s Corp., Term Loan B, 8.83%, 10/02/2028	5,725,000	5,451,288

Commodity Chemicals–0.19%

Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 9.19% (1 mo. Term SOFR + 3.86%), 04/20/2028	2,109,520	2,110,406

Distributors–0.96%

IRB Holding Corp., Term Loan B, 8.18% (1 mo. SOFR + 2.75%), 12/15/2027	10,367,970	10,368,333

Diversified Financial Services–1.44%

Boost Newco Borrower LLC (WorldPay), Term Loan, 8.33% (1 mo. SOFR + 3.00%), 01/31/2031	5,350,000	5,376,750

Scientific Games Lottery, First Lien Term Loan, 8.58%, 04/04/2029	10,217,962	10,207,948

		15,584,698

Health Care Supplies–0.48%

Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan, 8.44% (1 mo. SOFR + 3.11%), 10/23/2028	5,159,742	5,166,191

Hotels, Resorts & Cruise Lines–0.49%

Carnival Corp., Incremental Term Loan B, 8.69% (1 mo. Term SOFR + 3.36%), 10/18/2028	5,254,112	5,268,902

Industrial REITs–0.34%

Greystar Real Estate Partners LLC, Term Loan, 8.58% (1 mo. Term SOFR + 3.75%), 08/21/2030(l)	3,635,289	3,639,833

Investment Banking & Brokerage–0.49%

Jane Street Group LLC, Term Loan, 7.94% (1 mo. SOFR + 2.61%), 01/26/2028	5,375,000	5,369,249

		Principal Amount	Value
Life Sciences Tools & Services–0.49%

Syneos Health, Inc., Term Loan, 9.35% (1 mo. SOFR + 4.00%), 09/27/2030		$5,338,000	$5,277,974

Oil & Gas Exploration & Production–0.33%

Prairie ECI Acquiror L.P., Term Loan B, 0.00%, 03/11/2026		3,570,000	3,548,812

Oil & Gas Storage & Transportation–0.66%

NFE Atlantic Holdings LLC, Term Loan B, 10.32%, 10/30/2028		7,110,000	7,132,219

Passenger Ground Transportation–0.30%

Uber Technologies, Inc., Term Loan B, 0.00% (3 mo. SOFR + 2.75%), 03/03/2030		3,210,000	3,221,797

Pharmaceuticals–0.28%

Endo Luxembourg Finance Co. I S.a.r.l., Term Loan, 14.50% (1 mo. PRIME + 6.00%), 03/27/2028		4,572,125	3,017,602

Real Estate Services–0.49%

DTZ U.S. Borrower LLC, Term loan B, 9.33% (1 mo. Term SOFR + 4.00%), 01/31/2030(l)		5,327,000	5,327,000

Research & Consulting Services–0.93%

Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.07% (1 mo. SOFR + 2.75%), 01/18/2029		10,149,773	10,138,355

Restaurants–0.49%

New Red Finance, Inc., Term Loan B-5, 7.58% (1 mo. SOFR + 2.25%), 09/23/2030		5,332,000	5,316,297

Systems Software–0.49%

Camelot US Acquisition LLC, Term Loan, 8.08%, 01/31/2031		5,350,000	5,339,969

Total Variable Rate Senior Loan Interests (Cost $109,823,356)			109,406,746

Non-U.S. Dollar Denominated Bonds & Notes–2.73%(m)
Casinos & Gaming–0.06%

Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(b)(c)	EUR	1,221,035	699,438

Diversified Banks–1.20%

Banco Bilbao Vizcaya Argentaria S.A. (Spain), 6.00%(b)(f)(g)	EUR	2,400,000	2,576,760

BNP Paribas S.A. (France), 6.88%(b)(f)(g)	EUR	2,400,000	2,664,702

Cooperatieve Rabobank U.A. (Netherlands), 4.38%(b)(f)(g)	EUR	2,600,000	2,632,201

Credit Agricole S.A. (France), 7.25%(b)(f)(g)	EUR	2,300,000	2,596,899
Lloyds Banking Group PLC (United Kingdom), 4.95%(b)(f)(g)	EUR	2,400,000	2,525,776

			12,996,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Fund

		Principal Amount	Value
Diversified Capital Markets–0.25%

Deutsche Bank AG (Germany), 10.00%(b)(f)(g)	EUR	2,400,000	$2,714,300

Food Retail–0.01%

Casino Guichard Perrachon S.A. (France), 6.63%, 01/15/2026(b)(d)	EUR	4,502,000	62,038
3.99%(b)(f)(g)	EUR	12,000,000	50,971

			113,009

Paper & Plastic Packaging Products & Materials–0.00%

Mossi & Ghisolfi Finance Luxembourg S.A. (Brazil), 9.59% (3 mo. EURIBOR + 5.63%)(d)(g)(l)(n)	EUR	4,100,000	0

Pharmaceuticals–0.46%

Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR	4,441,000	4,974,016

Wireless Telecommunication Services–0.75%

VMED O2 UK Financing I PLC (United Kingdom), 3.25%, 01/31/2031(b)	EUR	8,417,000	8,106,416
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $31,578,102)			29,603,517

	Shares	Value
Preferred Stocks–0.45%
Diversified Banks–0.45%

Bank of America Corp., 6.50%, Series Z, Pfd. (Cost $4,879,383)(f)	4,889,000	$4,894,774

Common Stocks & Other Equity Interests–0.00%
Leisure Products–0.00%

HF Holdings, Inc. (Cost $6,855,236)(l)	36,820	0

Money Market Funds–3.79%

Invesco Government & Agency Portfolio, Institutional Class, 5.24%(o)(p)	14,365,491	14,365,491

Invesco Liquid Assets Portfolio, Institutional Class, 5.41%(o)(p)	10,255,628	10,260,756

Invesco Treasury Portfolio, Institutional Class, 5.23%(o)(p)	16,417,704	16,417,704

Total Money Market Funds (Cost $41,044,260)		41,043,951

Options Purchased–0.00%
(Cost $388,333)(q)		63,250

TOTAL INVESTMENTS IN SECURITIES–102.09% (Cost $1,115,187,190)		1,106,294,492

OTHER ASSETS LESS LIABILITIES–(2.09)%		(22,663,474)

NET ASSETS–100.00%		$1,083,631,018

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $823,848,939, which represented 76.03% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $554,024, which represented less than 1% of the Fund’s Net Assets.

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)	Zero coupon bond issued at a discount.
(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(o)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,489,954	$310,332,162	$(301,456,625)	$ -	$ -	$14,365,491	$ 357,790
Invesco Liquid Assets Portfolio, Institutional Class	3,921,139	221,665,829	(215,341,370)	22	15,136	10,260,756	262,887
Invesco Treasury Portfolio, Institutional Class	6,274,233	354,665,328	(344,521,857)	-	-	16,417,704	408,107
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	28,120,831	(28,120,831)	-	-	-	21,271	*
Invesco Private Prime Fund	-	66,841,451	(66,841,259)	-	(192)	-	58,620	*
Total	$15,685,326	$981,625,601	$(956,281,942)	$22	$14,944	$41,043,951	$1,108,675

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.
(q)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

S&P 500 Index	Put	03/28/2024	46	USD	4,900.00	USD	22,540,000	$63,250

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

S&P 500 Index	Put	03/28/2024	46	USD	4,400.00	USD	20,240,000	$(11,040)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Fund

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

05/15/2024	State Street Bank & Trust Co.	USD	16,179,005	EUR	15,004,000	$ 84,938

Currency Risk

05/15/2024	Goldman Sachs International	EUR	39,746,000	USD	42,900,084	(183,541)

Total Forward Foreign Currency Contracts						$ (98,603)

Open Centrally Cleared Credit Default Swap Agreements(a)

(Pay)/
		Receive			Implied		Upfront
	Buy/Sell	Fixed	Payment		Credit		Payments Paid		Unrealized
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(b)	Notional Value	(Received)	Value	Appreciation

Credit Risk

Markit CDX North America High Yield Index, Series 41, Version 2	Sell	5.00%	Quarterly	12/20/2028	3.391%	USD 59,400,000	$2,176,048	$3,757,822	$1,581,774

(a)	Centrally cleared swap agreements collateralized by $4,723,436 cash held with Merrill Lynch International.
(b)

Implied credit spreads represent the current level, as of February 29, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

EUR –Euro

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $1,074,142,930)	$1,065,250,541

Investments in affiliated money market funds, at value (Cost $41,044,260)	41,043,951

Other investments:
Variation margin receivable – centrally cleared swap agreements	325,794

Unrealized appreciation on forward foreign currency contracts outstanding	84,938

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	4,723,436

Cash	4,072,943

Foreign currencies, at value (Cost $690,025)	692,773

Receivable for:
Investments sold	129,759

Fund shares sold	424,129

Dividends	87,971

Interest	15,883,325

Cash segregated as collateral	600,025

Investment for trustee deferred compensation and retirement plans	228,594

Other assets	93,481

Total assets	1,133,641,660

Liabilities:
Other investments:
Options written, at value (premiums received $59,155)	11,040

Unrealized depreciation on forward foreign currency contracts outstanding	183,541

Payable for:
Investments purchased	47,425,482

Dividends	921,175

Fund shares reacquired	697,085

Accrued fees to affiliates	357,912

Accrued other operating expenses	132,924

Trustee deferred compensation and retirement plans	281,483

Total liabilities	50,010,642

Net assets applicable to shares outstanding	$1,083,631,018

Net assets consist of:
Shares of beneficial interest	$1,407,397,623

Distributable earnings (loss)	(323,766,605)

$1,083,631,018

Net Assets:
Class A	$565,075,377

Class C	$16,838,492

Class Y	$67,977,757

Investor Class	$56,267,290

Class R5	$16,388,996

Class R6	$361,083,106

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	161,820,569

Class C	4,831,118

Class Y	19,433,899

Investor Class	16,123,291

Class R5	4,708,169

Class R6	103,492,154

Class A:
Net asset value per share	$3.49

Maximum offering price per share (Net asset value of $3.49 ÷ 95.75%)	$3.64

Class C:
Net asset value and offering price per share	$3.49

Class Y:
Net asset value and offering price per share	$3.50

Investor Class:
Net asset value and offering price per share	$3.49

Class R5:
Net asset value and offering price per share	$3.48

Class R6:
Net asset value and offering price per share	$3.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest	$75,536,850

Dividends	567,643

Dividends from affiliated money market funds (includes net securities lending income of $ 36,532)	1,065,316

Total investment income	77,169,809

Expenses:

Advisory fees	5,544,879

Administrative services fees	145,640

Custodian fees	29,288

Distribution fees:
Class A	1,374,360

Class C	165,961

Investor Class	142,421

Transfer agent fees – A, C, Y and Investor	1,114,010

Transfer agent fees – R5	17,665

Transfer agent fees – R6	102,180

Trustees’ and officers’ fees and benefits	27,449

Registration and filing fees	132,194

Reports to shareholders	227,911

Professional services fees	153,964

Other	18,699

Total expenses	9,196,621

Less: Fees waived and/or expense offset arrangement(s)	(46,372)

Net expenses	9,150,249

Net investment income	68,019,560

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(46,500,287)

Affiliated investment securities	14,944

Foreign currencies	364,597

Forward foreign currency contracts	828,882

Futures contracts	(208,522)

Option contracts written	82,315

Swap agreements	(619,169)

(46,037,240)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	66,811,495

Affiliated investment securities	22

Foreign currencies	2,948

Forward foreign currency contracts	(289,715)

Option contracts written	29,138

Swap agreements	1,724,928

68,278,816

Net realized and unrealized gain	22,241,576

Net increase in net assets resulting from operations	$90,261,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:

Net investment income	$68,019,560	$39,703,888

Net realized gain (loss)	(46,037,240)	(42,741,295)

Change in net unrealized appreciation (depreciation)	68,278,816	(44,804,446)

Net increase (decrease) in net assets resulting from operations	90,261,136	(47,841,853)

Distributions to shareholders from distributable earnings:

Class A	(35,758,954)	(28,756,622)

Class C	(956,367)	(795,349)

Class Y	(3,392,607)	(2,232,733)

Investor Class	(3,696,509)	(3,104,775)

Class R5	(1,194,570)	(1,146,223)

Class R6	(23,777,880)	(3,915,895)

Total distributions from distributable earnings	(68,776,887)	(39,951,597)

Share transactions–net:

Class A	(1,167,925)	(20,932,981)

Class C	(393,802)	(3,554,891)

Class Y	24,009,738	1,978,400

Investor Class	(3,604,388)	(3,001,297)

Class R5	(2,880,331)	(6,425,640)

Class R6	280,681,514	(588,272)

Net increase (decrease) in net assets resulting from share transactions	296,644,806	(32,524,681)

Net increase (decrease) in net assets	318,129,055	(120,318,131)

Net assets:

Beginning of year	765,501,963	885,820,094

End of year	$1,083,631,018	$765,501,963

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Year ended 02/29/24	$3.43	$0.22	$0.06	$0.28	$(0.22)	$ –	$(0.22)	$3.49	8.54%	$565,075	1.03%	1.03%	6.45%	148%
Year ended 02/28/23	3.81	0.17	(0.38)	(0.21)	(0.17)	–	(0.17)	3.43	(5.36)	556,275	1.03	1.03	4.94	87
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	640,948	1.03	1.03	3.90	88
Year ended 02/28/21	3.96	0.19	0.05	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	657,549	1.07	1.07	4.89	101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	663,578	1.01	1.02	5.09	62
Class C
Year ended 02/29/24	3.42	0.20	0.07	0.27	(0.20)	–	(0.20)	3.49	8.05	16,838	1.78	1.78	5.70	148
Year ended 02/28/23	3.80	0.15	(0.38)	(0.23)	(0.15)	–	(0.15)	3.42	(6.10)	16,924	1.78	1.78	4.19	87
Year ended 02/28/22	3.96	0.12	(0.13)	(0.01)	(0.15)	–	(0.15)	3.80	(0.40)	22,626	1.78	1.78	3.15	88
Year ended 02/28/21	3.95	0.16	0.05	0.21	(0.19)	(0.01)	(0.20)	3.96	5.79	26,860	1.82	1.82	4.14	101
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	–	(0.20)	3.95	2.75	35,743	1.76	1.77	4.34	62
Class Y
Year ended 02/29/24	3.44	0.23	0.06	0.29	(0.23)	–	(0.23)	3.50	8.81	67,978	0.78	0.78	6.70	148
Year ended 02/28/23	3.82	0.18	(0.38)	(0.20)	(0.18)	–	(0.18)	3.44	(5.09)	42,874	0.78	0.78	5.19	87
Year ended 02/28/22	3.98	0.16	(0.13)	0.03	(0.19)	–	(0.19)	3.82	0.63	45,483	0.78	0.78	4.15	88
Year ended 02/28/21	3.97	0.19	0.06	0.25	(0.23)	(0.01)	(0.24)	3.98	6.85	51,180	0.82	0.82	5.14	101
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	–	(0.24)	3.97	3.54	61,065	0.76	0.77	5.34	62
Investor Class
Year ended 02/29/24	3.43	0.22	0.06	0.28	(0.22)	–	(0.22)	3.49	8.54	56,267	1.03	1.03	6.45	148
Year ended 02/28/23	3.81	0.17	(0.38)	(0.21)	(0.17)	–	(0.17)	3.43	(5.37)	58,755	1.03	1.03	4.94	87
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	68,375	1.03	1.03	3.90	88
Year ended 02/28/21	3.96	0.18	0.06	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	74,887	1.07	1.07	4.89	101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	80,043	1.01	1.02	5.09	62
Class R5
Year ended 02/29/24	3.42	0.23	0.06	0.29	(0.23)	–	(0.23)	3.48	8.87	16,389	0.71	0.71	6.77	148
Year ended 02/28/23	3.80	0.18	(0.37)	(0.19)	(0.19)	–	(0.19)	3.42	(5.08)	18,972	0.71	0.71	5.26	87
Year ended 02/28/22	3.96	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.80	0.67	27,997	0.72	0.72	4.21	88
Year ended 02/28/21	3.94	0.20	0.06	0.26	(0.23)	(0.01)	(0.24)	3.96	7.21	38,676	0.74	0.74	5.22	101
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.94	3.75	55,520	0.68	0.69	5.42	62
Class R6
Year ended 02/29/24	3.43	0.23	0.07	0.30	(0.24)	–	(0.24)	3.49	8.95	361,083	0.64	0.64	6.84	148
Year ended 02/28/23	3.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	3.43	(5.00)	71,702	0.64	0.64	5.33	87
Year ended 02/28/22	3.97	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.81	0.75	80,390	0.64	0.64	4.29	88
Year ended 02/28/21	3.95	0.20	0.07	0.27	(0.24)	(0.01)	(0.25)	3.97	7.29	83,282	0.65	0.65	5.31	101
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.95	3.70	190,003	0.59	0.60	5.51	62

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Yield Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

21	Invesco High Yield Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

22	Invesco High Yield Fund

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 29, 2024, the Fund paid the Adviser $3,834 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written -The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months

23	Invesco High Yield Fund

from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by

24	Invesco High Yield Fund

having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Q.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Other Risks - Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%

Over $1 billion	0.450%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.54%.

25	Invesco High Yield Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser waived advisory fees of $21,724.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $31,742 in front-end sales commissions from the sale of Class A shares and $9,204 and $2,194 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

26	Invesco High Yield Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$921,282,254	$–	$921,282,254

Variable Rate Senior Loan Interests	–	100,439,913	8,966,833	109,406,746

Non-U.S. Dollar Denominated Bonds & Notes	–	29,603,517	–	29,603,517

Preferred Stocks	–	4,894,774	–	4,894,774

Common Stocks & Other Equity Interests	–	–	0	0

Money Market Funds	41,043,951	–	–	41,043,951

Options Purchased	63,250	–	–	63,250

Total Investments in Securities	41,107,201	1,056,220,458	8,966,833	1,106,294,492

Other Investments - Assets*

Forward Foreign Currency Contracts	–	84,938	–	84,938

Swap Agreements	–	1,581,774	–	1,581,774

	–	1,666,712	–	1,666,712

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(183,541)	–	(183,541)

Options Written	(11,040)	–	–	(11,040)

	(11,040)	(183,541)	–	(194,581)

Total Other Investments	(11,040)	1,483,171	–	1,472,131

Total Investments	$41,096,161	$1,057,703,629	$8,966,833	$1,107,766,623

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Total

Unrealized appreciation on swap agreements – Centrally Cleared	$1,581,774	$–	$–	$1,581,774

Unrealized appreciation on forward foreign currency contracts outstanding	–	84,938	–	84,938

Options purchased, at value – Exchange-Traded(a)	–	–	63,250	63,250

Total Derivative Assets	1,581,774	84,938	63,250	1,729,962

Derivatives not subject to master netting agreements	(1,581,774)	–	(63,250)	(1,645,024)

Total Derivative Assets subject to master netting agreements	$–	$84,938	$–	$84,938

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$(183,541)	$–	$(183,541)

Options written, at value – Exchange-Traded	–	(11,040)	(11,040)

Total Derivative Liabilities	(183,541)	(11,040)	(194,581)

Derivatives not subject to master netting agreements	–	11,040	11,040

Total Derivative Liabilities subject to master netting agreements	$(183,541)	$–	$(183,541)

(a)	Options purchased, at value as reported in the Schedule of Investments.

27	Invesco High Yield Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2024.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$ –	$(183,541)	$(183,541)	$–	$–	$(183,541)

State Street Bank & Trust Co.	84,938	–	84,938	–	–	84,938

Total	$84,938	$(183,541)	$(98,603)	$–	$–	$(98,603)

Effect of Derivative Investments for the year ended February 29, 2024

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$–	$828,882	$–	$–	$828,882

Futures contracts	–	–	–	(208,522)	(208,522)

Options purchased(a)	–	–	(652,316)	–	(652,316)

Options written	–	–	82,315	–	82,315

Swap agreements	(619,169)	–	–	–	(619,169)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	–	(289,715)	–	–	(289,715)

Options purchased(a)	–	–	73,304	–	73,304

Options written	–	–	29,138	–	29,138

Swap agreements	1,724,928	–	–	–	1,724,928

Total	$1,105,759	$539,167	$(467,559)	$(208,522)	$968,845

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swap Agreements

Average notional value	$55,748,820	$28,199,902	$23,065,117	$15,046,000	$18,102,000	$20,240,000	$40,975,000

Average contracts	–	–	3,544	332	2,586	46	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $24,648.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

28	Invesco High Yield Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$68,776,887	$39,951,597

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed ordinary income	$5,543,262

Net unrealized appreciation (depreciation) – investments	(9,594,117)

Net unrealized appreciation (depreciation) – foreign currencies	(1,383)

Temporary book/tax differences	(198,110)

Capital loss carryforward	(319,516,257)

Shares of beneficial interest	1,407,397,623

Total net assets	$1,083,631,018

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$71,711,248	$247,805,009	$319,516,257

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $1,774,091,430 and $1,473,162,025, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$22,910,192

Aggregate unrealized (depreciation) of investments	(32,504,309)

Net unrealized appreciation (depreciation) of investments	$(9,594,117)

Cost of investments for tax purposes is $1,117,360,740.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $4,664,402 and undistributed net realized gain (loss) was decreased by $4,664,402. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	47,604,090	$164,033,306	28,072,827	$97,953,642

Class C	1,669,494	5,735,103	902,557	3,095,169

Class Y	14,401,369	49,664,318	4,165,049	14,496,594

Investor Class	14,345,415	49,190,646	20,782,082	72,886,195

Class R5	896,031	3,059,705	1,353,392	4,705,279

Class R6	95,123,643	323,697,108	5,322,255	18,715,580

29	Invesco High Yield Fund

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	7,782,131	$26,817,376	6,126,232	$21,360,810

Class C	195,459	672,336	150,211	522,995

Class Y	732,387	2,533,380	443,935	1,550,650

Investor Class	896,100	3,083,896	735,489	2,563,757

Class R5	347,076	1,190,369	327,501	1,140,156

Class R6	6,682,001	22,994,075	1,029,936	3,591,094

Automatic conversion of Class C shares to Class A shares:
Class A	441,318	1,517,831	337,014	1,183,994

Class C	(442,365)	(1,517,831)	(337,867)	(1,183,994)

Reacquired:
Class A	(56,205,236)	(193,536,438)	(40,425,061)	(141,431,427)

Class C	(1,536,464)	(5,283,410)	(1,717,437)	(5,989,061)

Class Y	(8,174,574)	(28,187,960)	(4,034,937)	(14,068,844)

Investor Class	(16,265,236)	(55,878,930)	(22,322,019)	(78,451,249)

Class R5	(2,086,902)	(7,130,405)	(3,498,812)	(12,271,075)

Class R6	(19,238,592)	(66,009,669)	(6,529,752)	(22,894,946)

Net increase (decrease) in share activity	87,167,145	$296,644,806	(9,117,405)	$(32,524,681)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 26% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 21% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

30	Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,048.20	$5.25	$1,019.74	$5.17	1.03%
Class C	1,000.00	1,047.40	9.06	1,016.01	8.92	1.78
Class Y	1,000.00	1,049.50	3.97	1,020.98	3.92	0.78
Investor Class	1,000.00	1,048.20	5.25	1,019.74	5.17	1.03
Class R5	1,000.00	1,049.80	3.67	1,021.28	3.62	0.72
Class R6	1,000.00	1,050.20	3.31	1,021.63	3.27	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

32	Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	1.57%
Corporate Dividends Received Deduction*	1.41%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	89.98%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024	Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.	165	None

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco High Yield Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against/Withheld

(1)* Beth Ann Brown	4,466,959,777.91	133,895,440.29
Carol Deckbar	4,474,027,546.11	126,827,672.10
Cynthia Hostetler	4,472,501,269.47	128,353,948.73
Dr. Eli Jones	4,466,533,991.62	134,321,226.59
Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
James Liddy	4,476,115,965.25	124,739,252.96
Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
Joel W. Motley	4,470,984,644.97	129,870,573.24
Teresa M. Ressel.	4,476,127,071.38	124,728,146.83
Douglas Sharp.	4,472,857,757.76	127,997,460.45
Robert C. Troccoli	4,465,802,399.44	135,052,818.77
Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7	Invesco High Yield Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Income Fund

Nasdaq:

A: AGOVX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX ∎ R6: AGVSX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Fund Expenses
28	Tax Information
T-1	Trustees and Officers
T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Income Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.62%
Class C Shares	2.99
Class R Shares	3.52
Class Y Shares	3.88
Investor Class Shares	3.70
Class R5 Shares	4.12
Class R6 Shares	4.04
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	3.33
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The beginning of the fiscal year ending February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft-landing without pushing the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from 4.75% to 5.00%.1 Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank (SVB) and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and concerning bank troubles initially pushed overall corporate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May.2 Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two 0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

The fourth quarter of 2023 was characterized by a powerful price rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly – that disinflation is entrenched globally, and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.

We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and may allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates decreased from 4.89% to 4.64% during the fiscal year, while 10-year Treasury rates increased from 4.01% to 4.25%.1 At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.

During the fiscal year, structured credit securities such as commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS) and asset-backed securities comprised the majority holdings of the Fund. Structured credit securities experienced mixed performance during the year with broadly positive performance coming in the latter months of the fiscal year as rates rallied on the back of increasingly dovish commentary from the Fed. This was a marked turn from the post-SVB spread widening and rate volatility that caused notable underperformance early in the year. Technicals were challenged as fixed income funds continued to experience outflows while issuance remained robust, putting further pressure on spreads in the middle of the year. Issuance has remained robust into January and February 2024 however fund flows have turned positive for nearly every week which has led to a continuation of the strong performance from late 2023.

With this as the market backdrop, Class A shares of Invesco Income Fund, at NAV, generated a positive return and outperformed its broad-based index, the Bloomberg U.S. Aggregate Bond Index for the fiscal year. During the fiscal year, the Fund’s duration, which was shorter than the index, was a positive contributor to relative Fund performance. The Fund’s allocations to Agency MBS, Non-Agency RMBS, and underweight to US government debt proved to be the largest contributors to overall positive performance for the fiscal year relative to its benchmark index.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. During the fiscal year, the Fund used active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

We welcome new investors who joined the Fund during the fiscal year and thank you for your investment in Invesco Income Fund.

1 Source: US Bureau of Labor Statistics

2 Source: Federal Reserve of Economic Data

3 Source: US Department of the Treasury

† Standard & Standard & Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money

2     Invesco Income Fund

market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Philip Armstrong

Kevin Collins

Clint Dudley

David Lyle

Brian Norris

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3     Invesco Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4     Invesco Income Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.07%
10 Years	0.07
5 Years	-1.02
1 Year	-0.77

Class C Shares
Inception (8/4/97)	2.72%
10 Years	-0.09
5 Years	-0.85
1 Year	2.01

Class R Shares
Inception (6/3/02)	2.07%
10 Years	0.26
5 Years	-0.39
1 Year	3.52

Class Y Shares
Inception (10/3/08)	1.83%
10 Years	0.76
5 Years	0.11
1 Year	3.88

Investor Class Shares
Inception (9/30/03)	2.12%
10 Years	0.56
5 Years	-0.07
1 Year	3.70

Class R5 Shares
Inception (4/29/05)	2.50%
10 Years	0.88
5 Years	0.22
1 Year	4.12

Class R6 Shares
10 Years	0.76%
5 Years	0.22
1 Year	4.04

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5     Invesco Income Fund

Supplemental Information

Invesco Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6     Invesco Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
Asset-Backed Securities	68.89%
U.S. Government Sponsored Agency Mortgage-Backed Securities	20.30
Commercial Paper	7.49
Agency Credit Risk Transfer Notes	5.82
Certificate of Deposit	2.83
U.S. Dollar Denominated Bonds & Notes	1.92
Preferred Stocks	1.30
Security Types Each Less Than 1% of Portfolio	0.69
Money Market Funds Plus Other Assets Less Liabilities	(9.24)

Top Five Debt Issuers*

% of total net assets
1.Government National Mortgage Association	9.37%
2.Federal National Mortgage Association	8.96
3.Federal Home Loan Mortgage Corp.	7.81
4.Benchmark Mortgage Trust	5.43
5.ING (US) Funding LLC	4.24

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2024.

7     Invesco Income Fund

Schedule of Investments

February 29, 2024

	Principal Amount	Value
Asset-Backed Securities–68.89%
AMSR Mortgage Trust, Series 2023- SFR2, Class C, 3.95%, 06/17/2040(a)	$4,000,000	$3,688,283
AMSR Trust, Series 2021-SFR4, Class D, 2.77%, 12/17/2038(a)	1,500,000	1,354,604
Angel Oak Mortgage Trust, Series 2022-2, Class M1, 4.13%, 01/25/2067(a)(b)	5,893,000	4,607,173
Series 2024-2, Class A1, 5.99%, 01/25/2069(a)(c)	1,993,819	1,985,604
Avis Budget Rental Car Funding (AESOP) LLC, Series 2022-3A, Class C, 6.48%, 02/20/2027(a)	4,000,000	4,006,690
Series 2022-5A, Class B, 7.09%, 04/20/2027(a)	4,000,000	4,079,488
Series 2023-1A, Class B, 6.08%, 04/20/2029(a)	2,000,000	2,010,532
Series 2023-4A, Class C, 7.24%, 06/20/2029(a)	3,000,000	3,104,009
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class B, 6.72% (1 mo. Term SOFR + 1.40%), 04/15/2036(a)(d)	4,350,000	4,339,559
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.74%, 09/15/2048(e)	14,139,640	119,498
Bank, Series 2017-BNK5, Class AS, 3.62%, 06/15/2060	4,302,000	3,959,209
Series 2018-BNK14, Class E, 3.00%, 09/15/2060(a)	5,750,000	3,025,015
Series 2019-BN16, Class AS, 4.27%, 02/15/2052	2,639,000	2,471,670
Series 2021-BN31, Class A1, 0.46%, 02/15/2054	29,753	28,715
BBCMS Mortgage Trust, Series 2018-C2, Class C, 4.97%, 12/15/2051(b)	2,500,000	2,191,727
Series 2022-C15, Class AS, 3.75%, 04/15/2055(b)	800,000	688,406
Series 2024-C24, Class AS, 5.87%, 02/15/2057	2,000,000	2,068,446
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 0.00%, 01/25/2035(b)	219,653	206,408
Benchmark Mortgage Trust, Series 2018-B3, Class C, 4.52%, 04/10/2051(b)	4,375,000	3,505,686
Series 2019-B15, Class C, 3.72%, 12/15/2072(b)	1,000,000	748,081
Series 2021-B28, Class AS, 2.43%, 08/15/2054	3,200,000	2,542,927
Series 2022-B37, Class AS, 5.75%, 11/15/2055(b)	4,000,000	4,071,697
Series 2023-B40, Class AS, 6.59%, 12/15/2056	2,000,000	2,162,225
Series 2023-V3, Class AS, 7.10%, 07/15/2056(b)	4,000,000	4,221,418
Series 2024-V5, Class AM, 6.42%, 01/10/2057(b)	1,900,000	1,968,959

	Principal Amount	Value
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.68%, 12/16/2041(a)(c)	$3,408,601	$2,994,711
BX Commercial Mortgage Trust, Series 2021-VOLT, Class B, 6.38% (1 mo. Term SOFR + 1.06%), 09/15/2036(a)(d)	1,300,000	1,281,768
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(b)	4,517,000	2,069,406
Chase Mortgage Finance Corp., Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(b)	915,055	817,789
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(a)(b)	1,306,928	1,165,466
CHNGE Mortgage Trust, Series 2023-3, Class A1, 7.10%, 07/25/2058(a)(c)	4,365,961	4,371,631
COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.38%, 04/27/2065(a)(b)	338,684	323,541
Commonbond Student Loan Trust, Series 2020-1, Class A, 1.69%, 10/25/2051(a)	2,243,117	1,981,935
Credit Suisse Mortgage Capital Trust, Series 2022-ATH2, Class M1, 4.98%, 05/25/2067(a)(b)	4,000,000	3,522,544
Series 2022-ATH3, Class A3, 6.57%, 08/25/2067(a)(b)	3,774,882	3,722,549
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class E, 3.92%, 01/15/2049(a)(b)	3,000,000	1,829,035
Series 2018-CX11, Class A4, 3.77%, 04/15/2051	530,000	507,020
Series 2018-CX11, Class A5, 4.03%, 04/15/2051(b)	550,000	522,586
DB Master Finance LLC, Series 2021-1A, Class A23, 2.79%, 11/20/2051(a)	1,114,350	932,677
Ellington Financial Mortgage Trust, Series 2022-3, Class A1, 5.00%, 08/25/2067(a)(c)	3,492,221	3,424,751
Empower CLO Ltd., Series 2022-1A, Class A1, 7.52% (3 mo. Term SOFR + 2.20%), 10/20/2034(a)(d)	10,000,000	10,053,090
FIVE Mortgage Trust, Series 2023-V1, Class XA, IO, 0.68%, 0 2/10/2056(e)	56,039,191	1,275,575
Flagstar Mortgage Trust, Series 2018-5, Class B1, 4.46%, 09/25/2048(a)(b)	1,494,120	1,364,403
Series 2018-5, Class B2, 4.46%, 09/25/2048(a)(b)	1,790,308	1,621,869
Series 2018-6RR, Class B2, 4.91%, 10/25/2048(a)(b)	2,632,202	2,478,217
Series 2018-6RR, Class B3, 4.91%, 10/25/2048(a)(b)	2,632,202	2,435,293
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(a)	4,000,000	4,035,017

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8     Invesco Income Fund

	Principal Amount	Value
Galton Funding Mortgage Trust, Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(b)	$5,480,000	$4,793,221
GCAT Trust, Series 2023-NQM2, Class M1, 6.98%, 11/25/2067(a)(b)	2,781,000	2,736,441
GS Mortgage Securities Trust, Series 2015-GC30, Class A4, 3.38%, 05/10/2050	5,233,000	5,068,382
Series 2017-GS6, Class C, 4.32%, 05/10/2050(b)	2,774,000	2,253,986
Series 2019-GC40, Class AS, 3.41%, 07/10/2052	1,900,000	1,680,592
Hertz Vehicle Financing III LLC, Series 2023-1A, Class C, 6.91%, 06/25/2027(a)	2,500,000	2,514,703
Hertz Vehicle Financing LLC, Series 2022-2A, Class B, 2.65%, 06/26/2028(a)	1,000,000	907,881
Series 2022-2A, Class C, 2.95%, 06/26/2028(a)	1,500,000	1,358,296
Homeward Opportunities Fund Trust, Series 2022-1, Class M1, 5.08%, 07/25/2067(a)(c)	3,578,490	3,470,427
Series 2022-1, Class M1, 5.05%, 07/25/2067(a)(b)	2,878,000	2,585,464
HPEFS Equipment Trust, Series 2023-2A, Class D, 6.97%, 07/21/2031(a)	1,500,000	1,527,514
Series 2024-1A, Class D, 5.82%, 11/20/2031(a)	2,500,000	2,489,922
Imperial Fund Mortgage Trust, Series 2022-NQM1, Class M1, 4.08%, 02/25/2067(a)(b)	7,053,000	5,504,684
MACH 1 Cayman Ltd., Series 2019-1, Class B, 4.34%, 10/15/2039(a)	1,953,845	1,403,797
Morgan Stanley Capital I Trust, Series 2017-H1, Class A5, 3.53%, 06/15/2050	100,000	93,499
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-NQM1, Class A3, 7.53%, 09/25/2068(a)(c)	2,419,249	2,457,594
OBX Trust, Series 2022-NQM7, Class A1, 5.11%, 08/25/2062(a)(c)	5,371,976	5,278,382
Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(a)(c)	1,108,503	1,096,958
Series 2023-NQM1, Class A3, 6.50%, 11/25/2062(a)(b)	3,026,227	3,008,861
Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 04/17/2038(a)	2,000,000	1,826,566
PRPM Trust, Series 2023-NQM3, Class A3, 6.98%, 11/25/2068(a)(c)	2,949,514	2,951,270
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(a)	3,000,000	3,108,869
Rad CLO 18 Ltd., Series 2023-18A, Class B, 7.86% (3 mo. Term SOFR + 2.55%), 04/15/2036(a)(d)	2,500,000	2,506,172
Residential Mortgage Loan Trust, Series 2019-3, Class B1, 3.81%, 09/25/2059(a)(b)	3,276,000	2,994,868
Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(a)	2,481,070	1,936,773

	Principal Amount	Value
Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(b)	$2,593,718	$2,496,993
SG Residential Mortgage Trust, Series 2022-1, Class M1, 3.97%, 03/27/2062(a)(b)	4,000,000	3,113,199
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(a)	2,026,500	1,922,083
Stack Infrastructure Issuer, LLC, Series 2023-3A, Class A2, 5.90%, 10/25/2048(a)	2,500,000	2,477,296
STAR Trust, Series 2022-SFR3, Class D, 7.87% (1 mo. Term SOFR + 2.55%), 05/17/2024(a)(d)	2,000,000	1,958,544
Taco Bell Funding LLC, Series 2021- 1A, Class A23, 2.54%, 08/25/2051(a)	982,500	808,987
Textainer Marine Containers VII Ltd. (China), Series 2020-1A, Class B, 4.94%, 08/21/2045(a)	2,322,758	2,211,009
Series 2021-1A, Class B, 2.52%, 02/20/2046(a)	1,966,377	1,698,963
Series 2021-2A, Class B, 2.82%, 04/20/2046(a)	3,480,000	3,070,351
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(a)	4,000,000	3,780,109
TRK Trust, Series 2022-INV1, Class M1, 4.03%, 02/25/2057(a)(b)	8,000,000	6,218,576
UBS Commercial Mortgage Trust, Series 2018-C11, Class AS, 4.49%, 06/15/2051(b)	4,633,000	4,228,054
Verus Securitization Trust, Series 2022-INV1, Class A3, 5.83%, 08/25/2067(a)(c)	4,312,913	4,263,126
Series 2022-INV2, Class A3, 6.79%, 10/25/2067(a)(c)	1,618,544	1,616,094
Series 2023-1, Class A3, 6.90%, 12/25/2067(a)(c)	1,932,562	1,939,833
Series 2023-INV2, Class A3, 7.08%, 08/25/2068(a)(c)	2,323,152	2,336,522
Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 03/25/2065(a)(b)	2,100,000	1,978,833
Voya CLO Ltd., Series 2014-1A, Class CR2, 8.36% (3 mo. Term SOFR + 3.06%), 04/18/2031(a)(d)	1,300,000	1,246,519
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 05/15/2048	4,240,000	4,116,795
Series 2017-C38, Class AS, 3.67%, 07/15/2050(b)	2,647,358	2,446,746
Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	3,201,945
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(a)	1,123,264	1,060,856
Series 2021-1A, Class A2II, 2.78%, 06/15/2051(a)	1,364,999	1,147,352
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(a)	3,353,999	2,953,175
Total Asset-Backed Securities (Cost $261,127,844)		243,733,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9     Invesco Income Fund

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–20.30%
Collateralized Mortgage Obligations–0.95%
Fannie Mae REMICs, IO, 2.50%, 08/25/2049(f)	$12,799,149	$1,636,069
Freddie Mac REMICs, IO, 2.50%, 09/25/2048(f)	14,223,970	1,742,143
		3,378,212

Federal Home Loan Mortgage Corp. (FHLMC)–3.23%
9.00%, 04/01/2025	2,230	2,233
9.50%, 04/01/2025	762	763
6.50%, 06/01/2029 to 08/01/2032	1,802	1,852
7.00%, 03/01/2032 to 05/01/2032	527	542
5.50%, 05/01/2053	6,765,686	6,709,634
6.00%, 06/01/2053	4,684,024	4,713,076
		11,428,100

Federal National Mortgage Association (FNMA)–4.73%
6.95% 07/01/2025	3,683	3,669
6.50%, 01/01/2026 to 10/01/2036	2,370	2,437
7.00%, 06/01/2029	81	83
8.00%, 10/01/2029	10	10
5.00%, 04/01/2053	7,247,957	7,037,816
6.00%, 06/01/2053	9,589,165	9,695,934
		16,739,949

Government National Mortgage Association (GNMA)–9.38%
6.50%, 07/15/2024 to 09/15/2032	4,534	4,538
8.00%, 08/15/2024 to 12/15/2030	175,244	182,689
6.95%, 07/20/2025 to 11/20/2026	16,922	16,917
7.00%, 01/15/2027 to 12/15/2036	201,001	202,051
8.50%, 01/15/2037	12,291	12,275
TBA, 4.50%, 03/01/2054(g)	7,430,000	7,095,973
5.00%, 03/01/2054(g)	13,550,000	13,236,453
5.50%, 03/01/2054(g)	12,500,000	12,418,457
		33,169,353

Uniform Mortgage-Backed Securities–2.01%
TBA, 4.00%, 03/01/2054(g)	7,730,000	7,112,616
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $72,092,180)		71,828,230

Commercial Paper–7.49%
Diversified Banks–3.25%
UBS AG (Switzerland), 5.99%, 05/02/2024(a)(d)(h)	11,500,000	11,511,384

Regional Banks–4.24%
ING (U.S.) Funding LLC (Netherlands), 5.90%, 04/24/2024(a)(d)(h)	15,000,000	15,000,000
Total Commercial Paper (Cost $26,500,000)		26,511,384

	Principal Amount	Value
Agency Credit Risk Transfer Notes–5.82%
Fannie Mae Connecticut Avenue Securities, Series 2023-R06, Class 1M2, 8.02% (30 Day Average SOFR + 2.70%), 07/25/2043(a)(d)	$2,650,000	$2,738,524
Series 2023-R07, Class 2M2, 8.57% (30 Day Average SOFR + 3.25%), 09/25/2043(a)(d)	2,500,000	2,626,997
Series 2023-R08, Class 1M2, 7.82% (30 Day Average SOFR + 2.50%), 10/25/2043(a)(d)	785,000	807,667
Freddie Mac,
Series 2022-DNA3, Class M1B, STACR®, 8.22% (30 Day Average SOFR + 2.90%), 04/25/2042(a)(d)	3,000,000	3,109,538
Series 2022-DNA4, Class M1, STACR®, 8.67% (30 Day Average SOFR + 3.35%), 05/25/2042(a)(d)	1,000,000	1,052,460
Series 2022-DNA6, Class M1, STACR®, 9.02% (30 Day Average SOFR + 3.70%), 09/25/2042(a)(d)	2,250,000	2,391,919
Series 2023-DNA1, Class M1, STACR®, 8.42% (30 Day Average SOFR + 3.10%), 03/25/2043(a)(d)	3,000,000	3,143,745
Series 2023-HQA2, Class M1, STACR®, 8.67% (30 Day Average SOFR + 3.35%), 06/25/2043(a)(d)	3,000,000	3,156,003
Series 2023-HQA3, Class M2, STACR®, 8.67% (30 Day Average SOFR + 3.35%), 11/25/2043(a)(d)	1,500,000	1,569,769
Total Agency Credit Risk Transfer Notes (Cost $20,068,844)		20,596,622
Certificates of Deposit–2.83%
Diversified Banks–2.83%
Sumitomo Mitsui Banking Corp.
(Japan), 5.61% , 03/07/2024 (Cost $9,999,430)	10,000,000	9,999,430
U.S. Dollar Denominated Bonds & Notes–1.92%
Mortgage REITs–1.92%
Redwood Trust, Inc., Conv., 5.63%, 07/15/2024	3,000,000	2,999,995
Two Harbors Investment Corp., Conv., 6.25%, 01/15/2026	4,000,000	3,780,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $6,588,009)		6,779,995
	Shares
Preferred Stocks–1.30%
Mortgage REITs–1.30%
Chimera Investment Corp., 7.75%, Series C, Pfd.(i)	26,638	553,538
PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.	68,689	1,595,645
Redwood Trust, Inc., 10.00%, Pfd.(i)	100,000	2,436,900
Total Preferred Stocks (Cost $4,803,477)		4,586,083
	Principal
	Amount
U.S. Treasury Securities–0.69%
U.S. Treasury Bills–0.69%
4.78% - 5.25%, 04/18/2024 (Cost $2,434,557)(h)(j)	$2,450,000	2,434,557

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10     Invesco Income Fund

	Shares	Value

Money Market Funds–1.63%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(k)(l)	3,451,992	$3,451,992
Invesco Treasury Portfolio, Institutional Class, 5.23%(k)(l)	2,301,328	2,301,328

Total Money Market Funds (Cost $5,753,320)		5,753,320

TOTAL INVESTMENTS IN SECURITIES - 110.87% (Cost $409,367,661)		392,223,605

OTHER ASSETS LESS LIABILITIES–(10.87)%		(38,453,504)

NET ASSETS–100.00%		$353,770,101

Investment Abbreviations:

Conv.	– Convertible
IO	– Interest Only
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
TBA	– To Be Announced

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $237,693,683, which represented 67.19% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 29, 2024.

(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(e)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 29, 2024.

(f)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(g)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(k)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value
	February 28, 2023	at Cost	from Sales	(Depreciation)	Gain	February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$12,020,124	$136,921,553	$(145,489,685)	$ -	$-	$3,451,992	$442,024
Invesco Treasury Portfolio, Institutional Class	8,013,416	91,281,036	(96,993,124)	-	-	2,301,328	293,890
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	28,353	6,233,559	(6,261,912)	-	-	-	15,130	*
Invesco Private Prime Fund	70,388	15,275,152	(15,346,078)	(5)	543	-	40,396	*
Total	$20,132,281	$249,711,300	$(264,090,799)	$(5)	$543	$5,753,320	$791,440

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11     Invesco Income Fund

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	372	June-2024	$76,167,000	$37,949	$37,949
U.S. Treasury 5 Year Notes	148	June-2024	15,822,125	33,204	33,204
U.S. Treasury 10 Year Notes	38	June-2024	4,196,625	15,949	15,949
U.S. Treasury 10 Year Ultra	19	June-2024	2,169,266	10,053	10,053
Subtotal–Long Futures Contracts				97,155	97,155

Short Futures Contracts
Interest Rate Risk
U.S. Treasury Long Bonds	187	June-2024	(22,299,750)	(34,020)	(34,020)
U.S. Treasury Ultra Bonds	57	June-2024	(7,288,875)	(12,156)	(12,156)
Subtotal–Short Futures Contracts				(46,176)	(46,176)
Total Futures Contracts				$50,979	$50,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12     Invesco Income Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $ 403,614,341)	$386,470,285
Investments in affiliated money market funds, at value (Cost $ 5,753,320)	5,753,320
Other investments:
Variation margin receivable – futures contracts	552,824
Receivable for: Fund shares sold	130,611
Dividends	71,346
Interest	1,414,423
Investment for trustee deferred compensation and retirement plans	145,015
Other assets	49,523
Total assets	394,587,347

Liabilities:
Payable for: TBA sales commitment	39,948,699
Dividends	89,531
Fund shares reacquired	423,488
Accrued fees to affiliates	145,334
Accrued other operating expenses	56,923
Trustee deferred compensation and retirement plans	153,271
Total liabilities	40,817,246
Net assets applicable to shares outstanding	$353,770,101

Net assets consist of:
Shares of beneficial interest	$465,532,789
Distributable earnings (loss)	(111,762,688)
$353,770,101

Net Assets:
Class A	$240,670,452
Class C	$4,339,528
Class R	$4,889,424
Class Y	$7,189,480
Investor Class	$13,791,907
Class R5	$372,522
Class R6	$82,516,788

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	35,125,768
Class C	632,919
Class R	713,134
Class Y	1,048,036
Investor Class	2,009,940
Class R5	54,332
Class R6	12,056,321
Class A:
Net asset value per share	$6.85
Maximum offering price per share (Net asset value of $6.85 ÷ 95.75%)	$7.15
Class C:
Net asset value and offering price per share	$6.86
Class R:
Net asset value and offering price per share	$6.86
Class Y:
Net asset value and offering price per share	$6.86
Investor Class:
Net asset value and offering price per share	$6.86
Class R5:
Net asset value and offering price per share	$6.86
Class R6:
Net asset value and offering price per share	$6.84

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13     Invesco Income Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$18,765,608
Dividends	806,807
Dividends from affiliated money market funds (includes net securities lending income of $ 3,408)	739,322

Total investment income	20,311,737

Expenses:
Advisory fees	1,632,089
Administrative services fees	50,699
Custodian fees	21,325
Distribution fees:
Class A	611,503
Class C	44,247
Class R	21,989
Investor Class	18,350
Transfer agent fees – A, C, R, Y and Investor	520,042
Transfer agent fees – R5	352
Transfer agent fees – R6	25,081
Trustees’ and officers’ fees and benefits	20,841
Registration and filing fees	100,928
Reports to shareholders	90,706
Professional services fees	67,695
Other	9,725

Total expenses	3,235,572

Less: Fees waived and/or expense offset arrangement(s)	(37,883)

Net expenses	3,197,689

Net investment income	17,114,048

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Unaffiliated investment securities	(20,233,409)
Affiliated investment securities	543
Foreign currencies	(94)
Futures contracts	(4,260,371)
Swap agreements	4,174,749
(20,318,582)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	15,840,316

Affiliated investment securities	(5)
Foreign currencies	104
Futures contracts	204,073
Swap agreements	(51,523)

15,992,965

Net realized and unrealized gain (loss)	(4,325,617)

Net increase in net assets resulting from operations	$12,788,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14     Invesco Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$17,114,048	$16,842,889
Net realized gain (loss)	(20,318,582)	(23,447,038)
Change in net unrealized appreciation (depreciation)	15,992,965	(20,561,503)
Net increase (decrease) in net assets resulting from operations	12,788,431	(27,165,652)

Distributions to shareholders from distributable earnings:
Class A	(14,026,472)	(9,742,879)
Class C	(219,587)	(156,152)
Class R	(242,493)	(130,061)
Class Y	(367,717)	(242,753)
Investor Class	(824,113)	(580,655)
Class R5	(21,429)	(14,622)
Class R6	(5,146,522)	(4,350,364)
Total distributions from distributable earnings	(20,848,333)	(15,217,486)

Share transactions–net:
Class A	(11,238,885)	(18,038,362)
Class C	(512,414)	(1,044,520)
Class R	1,022,059	279,234
Class Y	2,211,669	(1,916,171)
Investor Class	(975,670)	(897,800)
Class R5	28,418	(15,750)
Class R6	(15,735,149)	(50,279,105)
Net increase (decrease) in net assets resulting from share transactions	(25,199,972)	(71,912,474)
Net increase (decrease) in net assets	(33,259,874)	(114,295,612)

Net assets:
Beginning of year	387,029,975	501,325,587
End of year	$353,770,101	$387,029,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15     Invesco Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$7.00	$0.32	$(0.08)	$0.24	$(0.39)	$-	$(0.39)	$6.85	3.62%		$240,670	0.99%		1.00%		4.68%		268%
Year ended 02/28/23	7.71	0.28	(0.73)	(0.45)	(0.26)	-	(0.26)	7.00	(5.88)		257,447	0.96		0.97		3.95		199
Year ended 02/28/22	7.94	0.20	(0.20)	0.00	(0.23)	-	(0.23)	7.71	(0.06)		303,030	0.91		0.91		2.56		220
Year ended 02/28/21	8.68	0.23	(0.66)	(0.43)	(0.30)	(0.01)	(0.31)	7.94	(4.62)		336,319	0.97		0.97		3.16		276
Year ended 02/29/20	8.51	0.35	0.22	0.57	(0.40)	-	(0.40)	8.68	6.75		405,061	1.00		1.00		4.08		97
Class C
Year ended 02/29/24	7.00	0.27	(0.07)	0.20	(0.34)	-	(0.34)	6.86	2.99		4,340	1.74		1.75		3.93		268
Year ended 02/28/23	7.71	0.23	(0.74)	(0.51)	(0.20)	-	(0.20)	7.00	(6.59)		4,957	1.71		1.72		3.20		199
Year ended 02/28/22	7.94	0.14	(0.20)	(0.06)	(0.17)	-	(0.17)	7.71	(0.81)		6,586	1.66		1.66		1.81		220
Year ended 02/28/21	8.68	0.18	(0.67)	(0.49)	(0.25)	(0.00)	(0.25)	7.94	(5.35)		5,489	1.72		1.72		2.41		276
Year ended 02/29/20	8.50	0.29	0.22	0.51	(0.33)	-	(0.33)	8.68	6.09		9,556	1.75		1.75		3.33		97
Class R
Year ended 02/29/24	7.00	0.30	(0.07)	0.23	(0.37)	-	(0.37)	6.86	3.52		4,889	1.24		1.25		4.43		268
Year ended 02/28/23	7.72	0.27	(0.75)	(0.48)	(0.24)	-	(0.24)	7.00	(6.23)		3,945	1.21		1.22		3.70		199
Year ended 02/28/22	7.95	0.18	(0.20)	(0.02)	(0.21)	-	(0.21)	7.72	(0.27)		4,043	1.16		1.16		2.31		220
Year ended 02/28/21	8.69	0.22	(0.67)	(0.45)	(0.28)	(0.01)	(0.29)	7.95	(4.85)		3,832	1.22		1.22		2.91		276
Year ended 02/29/20	8.52	0.33	0.21	0.54	(0.37)	-	(0.37)	8.69	6.48		4,443	1.25		1.25		3.83		97
Class Y
Year ended 02/29/24	7.01	0.34	(0.08)	0.26	(0.41)	-	(0.41)	6.86	3.88		7,189	0.74		0.75		4.93		268
Year ended 02/28/23	7.72	0.30	(0.73)	(0.43)	(0.28)	-	(0.28)	7.01	(5.63)		5,059	0.71		0.72		4.20		199
Year ended 02/28/22	7.95	0.23	(0.21)	0.02	(0.25)	-	(0.25)	7.72	0.19		7,659	0.66		0.66		2.81		220
Year ended 02/28/21	8.69	0.26	(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.95	(4.37)		49,578	0.72		0.72		3.41		276
Year ended 02/29/20	8.52	0.38	0.21	0.59	(0.42)	-	(0.42)	8.69	7.02		10,540	0.75		0.75		4.33		97
Investor Class
Year ended 02/29/24	7.01	0.33	(0.08)	0.25	(0.40)	-	(0.40)	6.86	3.70(d	)	13,792	0.87	(d)	0.88	(d)	4.80	(d)	268
Year ended 02/28/23	7.72	0.29	(0.74)	(0.45)	(0.26)	-	(0.26)	7.01	(5.78	)(d)	15,088	0.91	(d)	0.92	(d)	4.00	(d)	199
Year ended 02/28/22	7.95	0.21	(0.21)	0.00	(0.23)	-	(0.23)	7.72	0.01(d	)	17,588	0.83	(d)	0.83	(d)	2.64	(d)	220
Year ended 02/28/21	8.69	0.24	(0.67)	(0.43)	(0.30)	(0.01)	(0.31)	7.95	(4.55	)(d)	19,552	0.89	(d)	0.89	(d)	3.24	(d)	276
Year ended 02/29/20	8.52	0.36	0.21	0.57	(0.40)	-	(0.40)	8.69	6.81(d	)	24,787	0.93	(d)	0.93	(d)	4.15	(d)	97
Class R5
Year ended 02/29/24	7.00	0.34	(0.07)	0.27	(0.41)	-	(0.41)	6.86	4.12		373	0.66		0.66		5.01		268
Year ended 02/28/23	7.72	0.31	(0.75)	(0.44)	(0.28)	-	(0.28)	7.00	(5.67)		351	0.61		0.62		4.30		199
Year ended 02/28/22	7.94	0.23	(0.19)	0.04	(0.26)	-	(0.26)	7.72	0.41		405	0.54		0.54		2.93		220
Year ended 02/28/21	8.68	0.26	(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.94	(4.26)		388	0.57		0.57		3.56		276
Year ended 02/29/20	8.51	0.38	0.22	0.60	(0.43)	-	(0.43)	8.68	7.11		508	0.64		0.64		4.44		97
Class R6
Year ended 02/29/24	6.99	0.35	(0.08)	0.27	(0.42)	-	(0.42)	6.84	4.04		82,517	0.59		0.59		5.08		268
Year ended 02/28/23	7.70	0.31	(0.73)	(0.42)	(0.29)	-	(0.29)	6.99	(5.49)		100,183	0.54		0.55		4.37		199
Year ended 02/28/22	7.93	0.24	(0.21)	0.03	(0.26)	-	(0.26)	7.70	0.36		162,015	0.49		0.49		2.98		220
Year ended 02/28/21	8.67	0.27	(0.67)	(0.40)	(0.33)	(0.01)	(0.34)	7.93	(4.23)		227,247	0.52		0.52		3.61		276
Year ended 02/29/20	8.51	0.39	0.20	0.59	(0.43)	-	(0.43)	8.67	7.00		36	0.63		0.63		4.45		97

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.13%, 0.20%, 0.17%,0.17% and 0.19% for the years ended February 29, 2024, February 28, 2023, February 28, 2022, February 28, 2021 and February 29, 2020, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16     Invesco Income Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Income Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

17     Invesco Income Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

18     Invesco Income Fund

purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from unaffiliated investment securities and Change in net unrealized appreciation (depreciation)of unaffiliated investment securities, respectively.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 29, 2024, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

19     Invesco Income Fund

N.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net

20     Invesco Income Fund

liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

S.

Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

21     Invesco Income Fund

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 200 million	0.500%
Next $300 million	0.400%
Next $500 million	0.350%
Next $19.5 billion	0.300%
Over $20.5 billion	0.240%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023.In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser waived advisory fees of $16,392.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments,up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $14,580 in front-end sales commissions from the sale of Class A shares and $57 and $975 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s

22     Invesco Income Fund

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$243,733,984	$–	$243,733,984

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	71,828,230	–	71,828,230

Commercial Paper	–	26,511,384	–	26,511,384

Agency Credit Risk Transfer Notes	–	20,596,622	–	20,596,622

Certificate of Deposit	–	9,999,430	–	9,999,430

U.S. Dollar Denominated Bonds & Notes	–	6,779,995	–	6,779,995

Preferred Stocks	4,586,083	–	–	4,586,083

U.S. Treasury Securities	–	2,434,557	–	2,434,557

Money Market Funds	5,753,320	–	–	5,753,320

Total Investments in Securities	10,339,403	381,884,202	–	392,223,605

Other Investments - Assets*

Futures Contracts	97,155	–	–	97,155

Other Investments - Liabilities*

Futures Contracts	(46,176)	–	–	(46,176)

Total Other Investments	50,979	–	–	50,979

Total Investments	$10,390,382	$381,884,202	$-	$392,274,584

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$97,155

Derivatives not subject to master netting agreements	(97,155)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(46,176)

Derivatives not subject to master netting agreements	46,176

Total Derivative Liabilities subject to master netting agreements	$–

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 29, 2024

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$–	$(4,260,371)	$(4,260,371)

Swap agreements	4,174,749	–	4,174,749

23     Invesco Income Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$–	$204,073	$204,073

Swap agreements	(51,523)	–	(51,523)

Total	$4,123,226	$(4,056,298)	$66,928

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$87,047,970	$35,516,667

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $21,491.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$20,848,333	$15,217,486

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed ordinary income	$1,129,670

Net unrealized appreciation (depreciation) – investments	(16,042,818)

Temporary book/tax differences	(100,012)

Capital loss carryforward	(96,749,528)

Shares of beneficial interest	465,532,789

Total net assets	$353,770,101

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to lower-rated debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$23,446,762	$73,302,766	$96,749,528

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

24     Invesco Income Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $124,513,015 and $166,494,350, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,624,426

Aggregate unrealized (depreciation) of investments	(18,667,244)

Net unrealized appreciation (depreciation) of investments	$(16,042,818)

Cost of investments for tax purposes is $408,317,402.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of derivative instruments, on February 29, 2024, undistributed net investment income was increased by $3,504,317 and undistributed net realized gain (loss) was decreased by $3,504,317. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	1,817,635	$12,416,454	1,650,488	$11,952,066

Class C	196,575	1,337,995	163,624	1,184,738

Class R	187,618	1,278,732	80,967	577,200

Class Y	752,390	5,106,530	160,947	1,176,369

Investor Class	64,146	439,081	76,512	549,996

Class R5	2,226	15,173	3,684	26,168

Class R6	1,352,353	9,352,571	603,498	4,328,771

Issued as reinvestment of dividends:
Class A	1,806,148	12,305,336	1,194,001	8,506,563

Class C	27,370	186,768	18,877	134,576

Class R	35,459	241,672	18,229	129,727

Class Y	39,411	268,632	24,736	176,715

Investor Class	113,873	776,975	76,585	546,315

Class R5	2,933	19,994	1,916	13,661

Class R6	755,854	5,145,531	609,691	4,350,042

Automatic conversion of Class C shares to Class A shares:
Class A	76,554	523,399	90,243	649,052

Class C	(76,494)	(523,399)	(90,177)	(649,052)

Reacquired:
Class A	(5,363,016)	(36,484,074)	(5,450,902)	(39,146,043)

Class C	(222,478)	(1,513,778)	(238,070)	(1,714,782)

Class R	(73,326)	(498,345)	(59,800)	(427,693)

Class Y	(465,752)	(3,163,493)	(455,789)	(3,269,255)

Investor Class	(321,747)	(2,191,726)	(277,022)	(1,994,111)

Class R5	(974)	(6,749)	(7,890)	(55,579)

Class R6	(4,385,225)	(30,233,251)	(7,916,614)	(58,957,918)

Net increase (decrease) in share activity	(3,678,467)	$(25,199,972)	(9,722,266)	$(71,912,474)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 19% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

25     Invesco Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26     Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$1,039.20	$5.12	$1,019.84	$5.07	1.01%
Class C	1,000.00	1,036.90	8.91	1,016.11	8.82	1.76
Class R	1,000.00	1,039.50	6.39	1,018.60	6.32	1.26
Class Y	1,000.00	1,042.00	3.86	1,021.08	3.82	0.76
Investor Class	1,000.00	1,041.10	4.62	1,020.34	4.57	0.91
Class R5	1,000.00	1,042.50	3.40	1,021.53	3.37	0.67
Class R6	1,000.00	1,041.30	3.05	1,021.88	3.02	0.60

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

27     Invesco Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	1.48%
Qualified Business Income*	1.70%
Business Interest Income*	97.66%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28     Invesco Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

1

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1     Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2     Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3     Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4     Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5     Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6     Invesco Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	4,466,959,777.91	133,895,440.29
	Carol Deckbar	4,474,027,546.11	126,827,672.10
	Cynthia Hostetler	4,472,501,269.47	128,353,948.73
	Dr. Eli Jones	4,466,533,991.62	134,321,226.59
	Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
	Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
	Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
	James Liddy	4,476,115,965.25	124,739,252.96
	Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
	Joel W. Motley	4,470,984,644.97	129,870,573.24
	Teresa M. Ressel	4,476,127,071.38	124,728,146.83
	Douglas Sharp	4,472,857,757.76	127,997,460.45
	Robert C. Troccoli	4,465,802,399.44	135,052,818.77
	Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7     Invesco Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Intermediate Bond Factor Fund

Nasdaq:

A: OFIAX ∎ C: OFICX ∎ R: OFINX ∎ Y: OFIYX ∎ R5: IOTEX ∎ R6: OFIIX

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

3	Management’s Discussion
3	Performance Summary
5	Long-Term Fund Performance
7	Supplemental Information
9	Schedule of Investments
19	Financial Statements
22	Financial Highlights
23	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Fund Expenses
32	Tax Information
T-1	Trustees and Officers
T-7	Proxy Results

2

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2024, Class A shares of Invesco Intermediate Bond Factor Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.90%
Class C Shares	3.13
Class R Shares	3.64
Class Y Shares	4.05
Class R5 Shares	4.16
Class R6 Shares	4.16
Bloomberg U.S. Aggregate Bond Index▼	3.33

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The beginning of the fiscal year ending February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a softlanding without pushing the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from 4.75% to 5.00%.1 Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank (SVB) and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and concerning bank troubles initially pushed overall corporate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May.2 Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two

0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to

5.50%, its highest level since June 2006.1 Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

The fourth quarter of 2023 was characterized by a powerful price rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly - that disinflation is entrenched globally, and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.

We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and may allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates decreased from 4.89% to 4.64% during the fiscal year, while 10-year Treasury rates increased from 4.01% to 4.25%.1 At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.

The Invesco Intermediate Bond Factor Fund attempts to outperform the Bloomberg U.S. Aggregate Bond Index, its benchmark index, and peers by overweighting a higheryielding component of the fixed income market (i.e. corporate bonds), allocating away from treasuries and mortgages relative to the broad market. Within corporates, the investment team targets bonds from the benchmark index that tend to have higher returns over a cycle. These bonds have the following positive characteristics:

∎ Carry bonds are the highest spread bonds in a universe.

∎ Value bonds are those with the highest spread relative to other securities with similar credit ratings and sectors.

∎ Low volatility bonds are those with lower lower levels of price volatility. Typically, these bonds exhibit lower duration and higher credit quality than other bonds within the universe.

Over the fiscal year, all three investment factors contributed positively to portfolio performance on an absolute basis. Carry and value factors contributed to outperformance relative to the benchmark, while the low volatility factor detracted from performance on a relative basis, in-line with expectations given the broad market environment over the 2023 fiscal year.

Please note that we implemented our strategy using derivative instruments, including futures, forwards and swaps. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks.

Part of the Fund’s strategy to manage credit, interest rate and currency risk during the fiscal year entailed purchasing and selling credit, interest rate and currency derivatives. Generally, derivative exposure is used to mitigate active risk relative to the benchmark. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and we believe this strategy was effective in managing the currency positioning within the Fund. Interest rate exposure was managed utilizing interest rate futures, which we also believe was effective as returns related to interest rate movements were minimal.

The investment team does not attempt to time the credit market, interest rates, sectors or factors, and therefore maintains its allocations. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility,

3     Invesco Intermediate Bond Factor Fund

which may affect the value and/or liquidity of certain investments held by the Fund.

Thank you for investing in Invesco Intermediate Bond Factor Fund and for sharing our long-term investment horizon.

1 Source: US Department of the Treasury

2 Source: Federal Reserve of Economic Data

3 Source: Fitch Ratings

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Noelle Corum

Jacob Habibi

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4     Invesco Intermediate Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5     Invesco Intermediate Bond Factor Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (8/2/10)	2.67%
10 Years	1.13
5 Years	-0.06
1 Year	-0.47

Class C Shares
Inception (8/2/10)	2.51%
10 Years	0.95
5 Years	0.00
1 Year	2.13

Class R Shares
Inception (8/2/10)	2.71%
10 Years	1.31
5 Years	0.51
1 Year	3.64

Class Y Shares
Inception (8/2/10)	3.24%
10 Years	1.85
5 Years	1.06
1 Year	4.05

Class R5 Shares
10 Years	1.69%
5 Years	1.04
1 Year	4.16

Class R6 Shares
Inception (11/28/12)	2.14%
10 Years	1.94
5 Years	1.08
1 Year	4.16

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Intermediate Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Intermediate Income Fund. The Fund was subsequently renamed the Invesco Intermediate Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

 Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6     Invesco Intermediate Bond Factor Fund

Supplemental Information

Invesco Intermediate Bond Factor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7     Invesco Intermediate Bond Factor Fund

Fund Information

Portfolio Composition

By security type	% of total investments
U.S. Dollar Denominated Bonds & Notes	38.24%
U.S. Treasury Securities	37.20
U.S. Government Sponsored Agency Mortgage- Backed Securities	22.03
Security types each less than 1% of portfolio	0.09
Money Market Funds	2.08

Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury	44.20%
2. Federal National Mortgage Association	23.27
3. Federal Home Loan Mortgage Corp.	2.05
4. HSBC Holdings PLC	1.01
5. Alibaba Group Holding Ltd.	0.95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2024.

8     Invesco Intermediate Bond Factor Fund

Schedule of Investments(a)

February 29, 2024

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–45.43%
Aerospace & Defense–0.65%
Boeing Co. (The), 5.88%, 02/15/2040	$183,000	$180,457
3.90%, 05/01/2049	470,000	347,318
5.93%, 05/01/2060	200,000	191,714
Lockheed Martin Corp., 5.70%, 11/15/2054	215,000	227,146
5.90%, 11/15/2063	200,000	218,037
RTX Corp., 3.95%, 08/16/2025	238,000	233,528
		1,398,200

Agricultural & Farm Machinery–0.11%
John Deere Capital Corp., 3.40%, 09/11/2025	250,000	244,157

Air Freight & Logistics–0.22%
FedEx Corp., 5.25%, 05/15/2050(b)	500,000	471,842

Apparel Retail–0.19%
Ross Stores, Inc., 1.88%, 04/15/2031	200,000	162,596
TJX Cos., Inc. (The), 3.88%, 04/15/2030	250,000	237,235
		399,831

Apparel, Accessories & Luxury Goods–0.50%
Tapestry, Inc., 7.35%, 11/27/2028	273,000	285,767
3.05%, 03/15/2032	240,000	194,612
7.85%, 11/27/2033	360,000	389,678
VF Corp., 2.95%, 04/23/2030	250,000	206,251
		1,076,308

Asset Management & Custody Banks–0.10%
BlackRock, Inc., 2.10%, 02/25/2032	275,000	224,076

Automobile Manufacturers–1.41%
Ford Motor Co., 7.45%, 07/16/2031	200,000	215,740
4.75%, 01/15/2043	216,000	174,917
Ford Motor Credit Co. LLC, 4.27%, 01/09/2027	200,000	191,666
6.80%, 11/07/2028	230,000	238,502
General Motors Co., 6.60%, 04/01/2036	100,000	105,283
5.15%, 04/01/2038	98,000	90,859
6.25%, 10/02/2043	187,000	187,989
6.75%, 04/01/2046	259,000	274,256
5.95%, 04/01/2049	94,000	90,667
Toyota Motor Corp. (Japan), 1.34%, 03/25/2026	400,000	371,438
Toyota Motor Credit Corp., 0.80%, 10/16/2025	240,000	224,482
1.13%, 06/18/2026	227,000	208,392
4.55%, 05/17/2030	150,000	147,226
5.55%, 11/20/2030	299,000	308,892
4.80%, 01/05/2034	200,000	195,159
		3,025,468

	Principal Amount	Value

Biotechnology–0.40%
Amgen, Inc., 2.60%, 08/19/2026	$500,000	$472,062
2.20%, 02/21/2027	117,000	107,934
Gilead Sciences, Inc., 1.20%, 10/01/2027	310,000	272,912
		852,908

Broadcasting–0.58%
Discovery Communications LLC, 3.95%, 03/20/2028	200,000	187,319
4.13%, 05/15/2029	289,000	267,835
Paramount Global, 2.90%, 01/15/2027	252,000	227,143
4.20%, 06/01/2029	400,000	352,273
4.20%, 05/19/2032	250,000	203,939
		1,238,509

Broadline Retail–1.28%
Alibaba Group Holding Ltd. (China), 3.40%, 12/06/2027	330,000	311,761
2.13%, 02/09/2031	525,000	434,404
4.50%, 11/28/2034	570,000	535,861
4.00%, 12/06/2037	400,000	345,147
4.20%, 12/06/2047	250,000	203,560
3.15%, 02/09/2051	300,000	198,145
Amazon.com, Inc., 3.25%, 05/12/2061	475,000	327,255
4.10%, 04/13/2062	475,000	394,109
		2,750,242

Building Products–0.29%
Fortune Brands Innovations, Inc., 3.25%, 09/15/2029	200,000	181,086
Owens Corning, 7.00%, 12/01/2036	62,000	69,036
Toll Brothers Finance Corp., 3.80%, 11/01/2029	400,000	368,011
		618,133

Cable & Satellite–0.83%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.20%, 03/15/2028	375,000	351,640
5.05%, 03/30/2029	419,000	401,054
6.48%, 10/23/2045	95,000	86,864
5.13%, 07/01/2049	50,000	38,009
Comcast Corp., 3.95%, 10/15/2025	186,000	182,804
2.99%, 11/01/2063	294,000	176,822
Time Warner Cable Enterprises LLC, 8.38%, 07/15/2033	35,000	38,866
Time Warner Cable LLC, 7.30%, 07/01/2038	106,000	105,752
5.50%, 09/01/2041	105,000	86,628
4.50%, 09/15/2042	420,000	307,783
		1,776,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9     Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Communications Equipment–0.12%
Juniper Networks, Inc., 5.95%, 03/15/2041	$14,000	$13,886
Nokia OYJ (Finland), 4.38%, 06/12/2027	250,000	239,836
		253,722

Computer & Electronics Retail–0.06%
Booz Allen Hamilton, Inc., 5.95%, 08/04/2033	80,000	82,161
Dell International LLC/EMC Corp., 8.10%, 07/15/2036	29,000	34,812
8.35%, 07/15/2046	15,000	18,997
		135,970

Construction Machinery & Heavy Transportation Equipment– 0.20%
Caterpillar Financial Services Corp., 3.25%, 12/01/2024	437,000	430,451

Consumer Finance–0.37%
Ally Financial, Inc., 8.00%, 11/01/2031	218,000	239,450
American Express Co., 4.99%, 05/01/2026(c)	369,000	366,909
Capital One Financial Corp., 3.75%, 03/09/2027	200,000	190,991
		797,350

Consumer Staples Merchandise Retail–0.09%
Walmart, Inc., 3.95%, 09/09/2027	190,000	186,306

Data Processing & Outsourced Services–0.38%
Concentrix Corp., 6.65%, 08/02/2026	800,000	811,777

Distillers & Vintners–0.15%
Diageo Capital PLC (United Kingdom), 3.88%, 05/18/2028	330,000	319,859

Diversified Banks–9.08%
Australia and New Zealand Banking Group Ltd. (Australia), 3.70%, 11/16/2025	400,000	391,444
Banco Santander S.A. (Spain), 4.25%, 04/11/2027	400,000	385,842
4.18%, 03/24/2028(c)	200,000	191,563
3.31%, 06/27/2029	400,000	363,095
2.96%, 03/25/2031	200,000	170,705
Bank of America Corp., 4.45%, 03/03/2026	430,000	423,257
3.50%, 04/19/2026	300,000	290,885
1.32%, 06/19/2026(c)	405,000	383,478
2.50%, 02/13/2031(c)	200,000	170,586
2.69%, 04/22/2032(c)	400,000	335,129
6.11%, 01/29/2037	325,000	340,926
Bank of America N.A., 5.53%, 08/18/2026	250,000	252,539
Bank of Montreal (Canada), Series H, 4.70%, 09/14/2027	480,000	475,427

	Principal Amount	Value

Diversified Banks–(continued)
Barclays PLC (United Kingdom), 4.38%, 01/12/2026	$200,000	$195,983
7.39%, 11/02/2028(c)	350,000	370,103
7.44%, 11/02/2033(c)	200,000	218,891
6.22%, 05/09/2034(c)	200,000	202,599
3.33%, 11/24/2042(c)	470,000	340,555
Citigroup, Inc., 5.61%, 09/29/2026(c)	200,000	200,313
3.20%, 10/21/2026	275,000	261,223
3.67%, 07/24/2028(c)	100,000	94,855
8.13%, 07/15/2039	200,000	254,098
Cooperatieve Rabobank U.A. (Netherlands), 5.25%, 05/24/2041	125,000	126,446
Credit Suisse AG (Switzerland), 1.25%, 08/07/2026	350,000	317,419
HSBC Holdings PLC (United Kingdom), 4.29%, 09/12/2026(c)	325,000	318,656
4.38%, 11/23/2026	200,000	194,666
1.59%, 05/24/2027(c)	700,000	641,045
4.58%, 06/19/2029(c)	165,000	158,796
3.97%, 05/22/2030(c)	450,000	417,459
2.80%, 05/24/2032(c)	275,000	227,468
5.40%, 08/11/2033(c)	200,000	196,599
ING Groep N.V. (Netherlands), 4.05%, 04/09/2029	250,000	236,592
JPMorgan Chase & Co., 7.75%, 07/15/2025	250,000	258,810
2.01%, 03/13/2026(c)	230,000	221,803
2.08%, 04/22/2026(c)	325,000	312,766
4.13%, 12/15/2026	125,000	122,060
5.72%, 09/14/2033(c)	475,000	481,113
6.25%, 10/23/2034(c)	200,000	212,240
JPMorgan Chase Bank N.A., 5.11%, 12/08/2026	283,000	283,434
Lloyds Banking Group PLC (United Kingdom), 4.45%, 05/08/2025	755,000	745,488
4.98%, 08/11/2033(c)	200,000	190,474
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.96%, 03/02/2028	225,000	216,811
4.05%, 09/11/2028	225,000	218,216
National Australia Bank Ltd. (Australia), 3.38%, 01/14/2026	300,000	291,102
2.50%, 07/12/2026	250,000	235,905
NatWest Group PLC (United Kingdom), 4.80%, 04/05/2026	200,000	197,569
5.52%, 09/30/2028(c)	650,000	650,463
PNC Bank N.A., 3.25%, 06/01/2025	250,000	243,382
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.14%, 09/23/2030	450,000	370,123
Toronto-Dominion Bank (The) (Canada), 5.53%, 07/17/2026	200,000	201,813
1.25%, 09/10/2026	100,000	91,104
4.69%, 09/15/2027	250,000	247,267
Truist Bank, 4.05%, 11/03/2025	10,000	9,786
3.30%, 05/15/2026	365,000	348,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10     Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Diversified Banks–(continued)
U.S. Bancorp, Series W, 3.10%, 04/27/2026	$410,000	$391,715
1.38%, 07/22/2030	200,000	158,459
2.49%, 11/03/2036(c)	600,000	463,885
Wells Fargo & Co., 2.19%, 04/30/2026(c)	400,000	383,932
4.10%, 06/03/2026	200,000	194,830
5.57%, 07/25/2029(c)	400,000	402,791
3.07%, 04/30/2041(c)	325,000	240,147
5.01%, 04/04/2051(c)	390,000	360,883
4.61%, 04/25/2053(c)	221,000	192,811
Wells Fargo Bank N.A., 6.60%, 01/15/2038	300,000	323,479
Westpac Banking Corp. (Australia), 2.85%, 05/13/2026	451,000	430,960
2.70%, 08/19/2026(b)	400,000	380,023
3.35%, 03/08/2027	300,000	287,170
		19,509,726

Diversified Capital Markets–0.26%
Deutsche Bank AG (Germany), 4.16%, 05/13/2025	150,000	147,730
UBS Group AG (Switzerland), 4.55%, 04/17/2026	425,000	417,661
		565,391

Diversified Chemicals–0.16%
Celanese US Holdings LLC, 6.35%, 11/15/2028	200,000	205,803
6.38%, 07/15/2032	100,000	102,515
Dow Chemical Co. (The), 9.40%, 05/15/2039	32,000	42,738
		351,056

Diversified Financial Services–0.21%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.30%, 01/30/2032	150,000	126,941
Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(d)	125,000	116,885
Vornado Realty L.P., 2.15%, 06/01/2026	240,000	215,486
		459,312

Diversified Metals & Mining–0.17%
Teck Resources Ltd. (Canada), 3.90%, 07/15/2030	395,000	360,359

Diversified REITs–0.13%
VICI Properties L.P., 4.95%, 02/15/2030	96,000	91,468
W.P. Carey, Inc., 4.00%, 02/01/2025	185,000	182,019
		273,487

Diversified Support Services–0.11%
Cintas Corp. No. 2, 3.70%, 04/01/2027	250,000	242,506

Electric Utilities–3.58%
AEP Texas, Inc., 3.95%, 06/01/2028(d)	806,000	771,590

	Principal Amount	Value

Electric Utilities–(continued)
Appalachian Power Co., 7.00%, 04/01/2038	$250,000	$280,462
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030	200,000	184,844
Consolidated Edison Co. of New York, Inc., 4.50%, 05/15/2058	200,000	168,535
3.70%, 11/15/2059	200,000	143,032
Duke Energy Indiana LLC, 6.45%, 04/01/2039	96,000	104,889
Edison International, 5.75%, 06/15/2027	150,000	151,471
4.13%, 03/15/2028	228,000	218,012
Eversource Energy, Series M, 3.30%, 01/15/2028	200,000	186,409
MidAmerican Energy Co., 3.65%, 04/15/2029	180,000	169,924
National Rural Utilities Cooperative Finance Corp., 8.00%, 03/01/2032	148,000	171,150
5.25%, 04/20/2046(c)	12,000	11,682
NextEra Energy Capital Holdings, Inc., 3.50%, 04/01/2029	250,000	231,542
2.25%, 06/01/2030	200,000	168,292
5.65%, 05/01/2079(c)	235,000	226,588
Oglethorpe Power Corp., 5.95%, 11/01/2039	374,000	373,493
Pacific Gas and Electric Co., 4.20%, 03/01/2029	200,000	188,700
4.55%, 07/01/2030	450,000	422,757
4.20%, 06/01/2041	400,000	314,941
PacifiCorp, 3.50%, 06/15/2029	300,000	276,510
6.00%, 01/15/2039	200,000	206,007
5.50%, 05/15/2054	400,000	374,117
Pinnacle West Capital Corp., 1.30%, 06/15/2025	200,000	189,907
Progress Energy, Inc., 7.75%, 03/01/2031	150,000	169,737
Southern California Edison Co., 6.65%, 04/01/2029	500,000	525,470
Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	250,000	232,692
5.30%, 04/01/2033	289,000	285,328
Union Electric Co., 8.45%, 03/15/2039	400,000	510,389
Virginia Electric & Power Co., 8.88%, 11/15/2038	316,000	420,645
		7,679,115

Electrical Components & Equipment–0.20%
Emerson Electric Co., 5.25%, 11/15/2039	225,000	227,746
Regal Rexnord Corp., 6.30%, 02/15/2030(d)	200,000	203,755
		431,501

Electronic Components–0.16%
Corning, Inc., 5.85%, 11/15/2068	110,000	107,425
5.45%, 11/15/2079	262,000	243,002
		350,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11     Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Environmental & Facilities Services–0.09%
Waste Management, Inc., 0.75%, 11/15/2025	$205,000	$190,458

Gas Utilities–0.20%
Southwest Gas Corp., 4.05%, 03/15/2032	475,000	434,602

Health Care Distributors–0.11%
McKesson Corp., 1.30%, 08/15/2026	250,000	228,274

Health Care Equipment–0.18%
Abbott Laboratories, 3.75%, 11/30/2026	394,000	383,680

Health Care Facilities–0.62%
Ascension Health, Series B, 2.53%, 11/15/2029	225,000	200,458
CommonSpirit Health, 1.55%, 10/01/2025	314,000	295,069
HCA, Inc., 3.63%, 03/15/2032	429,000	374,901
5.50%, 06/01/2033	200,000	198,886
5.25%, 06/15/2049	300,000	270,368
		1,339,682
Health Care Services–0.53%
CHRISTUS Health, Series C, 4.34%, 07/01/2028	430,000	419,707
Cigna Group (The), 4.50%, 02/25/2026	131,000	129,219
4.38%, 10/15/2028	187,000	181,598
Dignity Health, 5.27%, 11/01/2064	248,000	230,590
Sutter Health, Series 20-A, 2.29%, 08/15/2030	218,000	186,192
		1,147,306

Health Care Supplies–0.09%
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/2050	253,000	187,891

Hotels, Resorts & Cruise Lines–0.10%
Booking Holdings, Inc., 4.63%, 04/13/2030	225,000	221,169

Industrial Conglomerates–0.22%
3M Co., 3.13%, 09/19/2046	675,000	467,813

Industrial Gases–0.23%
Linde, Inc., 3.20%, 01/30/2026	500,000	484,892

Industrial Machinery & Supplies & Components–0.73%
nVent Finance S.a.r.l. (United Kingdom), 4.55%, 04/15/2028	400,000	386,338
Parker-Hannifin Corp., 3.25%, 03/01/2027	300,000	285,408
Stanley Black & Decker, Inc., 4.25%, 11/15/2028	331,000	319,821
2.30%, 03/15/2030	162,000	136,144
4.85%, 11/15/2048	500,000	433,356
		1,561,067

Insurance Brokers–0.05%
Aon Corp., 8.21%, 01/01/2027	100,000	107,533

	Principal Amount	Value

Integrated Oil & Gas–0.83%
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	$325,000	$308,832
Exxon Mobil Corp., 3.48%, 03/19/2030	450,000	420,403
Shell International Finance B.V. (Netherlands), 2.38%, 11/07/2029	350,000	308,397
6.38%, 12/15/2038	450,000	502,260
5.50%, 03/25/2040	225,000	231,821
		1,771,713

Integrated Telecommunication Services–0.50%
British Telecommunications PLC (United Kingdom), 9.63%, 12/15/2030	250,000	306,142
Koninklijke KPN N.V. (Netherlands), 8.38%, 10/01/2030	175,000	203,975
Verizon Communications, Inc., 1.45%, 03/20/2026	408,000	378,401
2.36%, 03/15/2032	220,000	178,450
		1,066,968

Interactive Media & Services–0.66%
Baidu, Inc. (China), 4.38%, 03/29/2028	300,000	290,720
4.88%, 11/14/2028	200,000	198,821
Meta Platforms, Inc., 4.65%, 08/15/2062	388,000	344,162
5.75%, 05/15/2063	566,000	593,028
		1,426,731

Investment Banking & Brokerage–1.83%
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	440,000	422,279
Charles Schwab Corp. (The), 5.85%, 05/19/2034(c)	280,000	284,482
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/2026	301,000	288,779
3.81%, 04/23/2029(c)	200,000	188,893
3.80%, 03/15/2030	400,000	372,092
4.02%, 10/31/2038(c)	112,000	95,737
Jefferies Financial Group, Inc., 6.25%, 01/15/2036	182,000	186,860
Morgan Stanley, 3.88%, 01/27/2026	415,000	404,912
4.68%, 07/17/2026(c)	230,000	227,583
6.25%, 08/09/2026	475,000	486,363
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	290,000	265,545
2.33%, 01/22/2027	200,000	183,563
2.71%, 01/22/2029	260,000	229,474
2.68%, 07/16/2030	340,000	287,667
		3,924,229

IT Consulting & Other Services–0.58%
International Business Machines Corp., 4.40%, 07/27/2032	275,000	262,776
7.13%, 12/01/2096(b)	383,000	482,706
Kyndryl Holdings, Inc., 2.70%, 10/15/2028	575,000	504,163
		1,249,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12     Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Leisure Products–0.29%
Brunswick Corp., 5.10%, 04/01/2052	$250,000	$197,736
Hasbro, Inc., 6.35%, 03/15/2040	300,000	303,314
5.10%, 05/15/2044	147,000	123,499
		624,549

Life & Health Insurance–1.30%
Brighthouse Financial, Inc., 5.63%, 05/15/2030	200,000	199,206
4.70%, 06/22/2047	236,000	183,135
Lincoln National Corp., 3.05%, 01/15/2030	300,000	262,631
Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	135,000	132,396
MetLife, Inc., 4.55%, 03/23/2030(b)	500,000	490,061
Series D, 5.88%(c)(e)	100,000	99,465
Principal Financial Group, Inc., 3.70%, 05/15/2029	350,000	326,767
2.13%, 06/15/2030	275,000	228,923
Prudential Financial, Inc., 6.00%, 09/01/2052(c)	275,000	274,673
Prudential Funding (Asia) PLC (Hong Kong), 3.13%, 04/14/2030	200,000	178,405
Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(d)	441,000	402,861
Unum Group, 5.75%, 08/15/2042	13,000	12,639
		2,791,162

Life Sciences Tools & Services–0.35%
Illumina, Inc., 2.55%, 03/23/2031	221,000	181,644
Revvity, Inc., 3.30%, 09/15/2029	200,000	180,161
Thermo Fisher Scientific, Inc., 5.00%, 12/05/2026	383,000	384,029
		745,834

Managed Health Care–0.37%
UnitedHealth Group, Inc., 5.25%, 02/15/2028	225,000	228,840
6.05%, 02/15/2063	350,000	379,440
5.20%, 04/15/2063	200,000	190,889
		799,169

Motorcycle Manufacturers–0.10%
Harley-Davidson, Inc., 4.63%, 07/28/2045	279,000	221,829

Movies & Entertainment–0.24%
TWDC Enterprises 18 Corp., 3.15%, 09/17/2025	200,000	194,075
Warnermedia Holdings, Inc., 4.05%, 03/15/2029	200,000	185,333
4.28%, 03/15/2032	153,000	135,041
		514,449

Multi-Family Residential REITs–0.04%
Mid-America Apartments L.P., 3.60%, 06/01/2027	100,000	95,598

Multi-line Insurance–0.09%
American International Group, Inc., Series A-9, 5.75%, 04/01/2048(c)	20,000	19,698

	Principal Amount	Value

Multi-line Insurance–(continued)
AXA S.A. (France), 8.60%, 12/15/2030	$150,000	$177,798
		197,496

Multi-Sector Holdings–0.09%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	194,000	187,484

Multi-Utilities–0.29%
Arizona Public Service Co., 2.60%, 08/15/2029	300,000	264,695
Black Hills Corp., 3.95%, 01/15/2026	277,000	268,921
4.35%, 05/01/2033	91,000	83,189
		616,805

Office REITs–0.16%
Boston Properties L.P., 3.40%, 06/21/2029	400,000	353,338

Oil & Gas Equipment & Services–0.13%
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	152,000	147,827
Halliburton Co., 7.45%, 09/15/2039	113,000	135,813
		283,640

Oil & Gas Exploration & Production–0.55%
Conoco Funding Co., 7.25%, 10/15/2031	200,000	227,259
ConocoPhillips Co., 6.95%, 04/15/2029	200,000	219,281
EQT Corp., 6.13%, 02/01/2025	111,000	111,258
7.00%, 02/01/2030	350,000	370,917
Marathon Oil Corp., 6.60%, 10/01/2037	250,000	260,904
		1,189,619

Oil & Gas Storage & Transportation–1.27%
Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	368,000	356,668
Energy Transfer L.P., 5.30%, 04/15/2047	389,000	348,861
5.40%, 10/01/2047	167,000	151,623
5.00%, 05/15/2050	470,000	405,539
Enterprise Products Operating LLC, 4.15%, 10/16/2028	250,000	241,416
Kinder Morgan Energy Partners L.P., 6.95%, 01/15/2038	131,000	141,945
ONEOK, Inc., 3.40%, 09/01/2029	480,000	438,594
7.15%, 01/15/2051	325,000	363,525
Plains All American Pipeline L.P./PAA Finance Corp., 6.65%, 01/15/2037	100,000	105,931
Spectra Energy Partners L.P., 3.50%, 03/15/2025	175,000	171,563
		2,725,665

Other Specialized REITs–0.18%
EPR Properties, 3.60%, 11/15/2031	112,000	91,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13     Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Other Specialized REITs–(continued)
GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	$200,000	$194,213
3.25%, 01/15/2032	114,000	94,683
		380,397

Packaged Foods & Meats–0.26%
Conagra Brands, Inc., 7.00%, 10/01/2028	150,000	160,331
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.13%, 02/01/2028	200,000	196,095
3.00%, 02/02/2029	225,000	197,376
		553,802

Paper & Plastic Packaging Products & Materials–0.09%
Berry Global, Inc., 5.50%, 04/15/2028(d)	187,000	185,923

Paper Products–0.21%
Georgia-Pacific LLC, 8.88%, 05/15/2031	200,000	245,583
Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	200,000	200,003
		445,586

Passenger Airlines–0.51%
American Airlines Pass-Through Trust, Series 2021-1, Class A, 2.88%, 07/11/2034	436,793	372,594
Southwest Airlines Co., 5.13%, 06/15/2027	284,000	282,972
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	434,853	439,496
		1,095,062

Personal Care Products–0.11%
Conopco, Inc., Series E, 7.25%, 12/15/2026	225,000	238,320

Pharmaceuticals–1.20%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	250,000	233,191
6.40%, 11/15/2063	400,000	447,124
Johnson & Johnson, 1.30%, 09/01/2030	125,000	102,375
3.55%, 03/01/2036	300,000	265,758
5.95%, 08/15/2037	150,000	165,688
Mylan, Inc., 4.55%, 04/15/2028	225,000	217,037
Novartis Capital Corp. (Switzerland), 3.10%, 05/17/2027	450,000	428,604
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 05/19/2033	200,000	194,834
Pharmacia LLC, 6.60%, 12/01/2028	175,000	187,527
Viatris, Inc., 2.70%, 06/22/2030	400,000	337,036
		2,579,174

Property & Casualty Insurance–0.27%
Allstate Corp. (The), 3.28%, 12/15/2026	190,000	181,211
5.35%, 06/01/2033	225,000	226,082

	Principal Amount	Value

Property & Casualty Insurance–(continued)
Stewart Information Services Corp., 3.60%, 11/15/2031	$225,000	$174,766
		582,059

Rail Transportation–0.44%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	200,000	211,506
Norfolk Southern Corp., 4.10%, 05/15/2121	450,000	324,473
Union Pacific Corp., 3.80%, 04/06/2071	300,000	220,160
3.85%, 02/14/2072	250,000	184,899
		941,038

Regional Banks–0.38%
Truist Financial Corp., 4.87%, 01/26/2029(c)	200,000	195,118
4.92%, 07/28/2033(c)	450,000	414,125
5.87%, 06/08/2034(c)	200,000	200,079
		809,322

Reinsurance–0.06%
Enstar Group Ltd., 3.10%, 09/01/2031	110,000	89,729
RenaissanceRe Finance, Inc. (Bermuda), 3.70%, 04/01/2025	34,000	33,340
		123,069

Retail REITs–0.43%
Realty Income Corp., 3.95%, 08/15/2027	250,000	241,594
2.20%, 06/15/2028	200,000	177,677
Simon Property Group L.P., 2.25%, 01/15/2032	290,000	233,600
6.75%, 02/01/2040	244,000	268,262
		921,133

Semiconductors–0.95%
Intel Corp., 2.45%, 11/15/2029	275,000	241,111
5.20%, 02/10/2033(b)	475,000	475,698
4.95%, 03/25/2060	460,000	420,185
5.05%, 08/05/2062	400,000	369,014
Texas Instruments, Inc., 5.05%, 05/18/2063	340,000	325,351
TSMC Arizona Corp. (Taiwan), 2.50%, 10/25/2031	250,000	211,870
		2,043,229

Specialty Chemicals–0.28%
DuPont de Nemours, Inc., 4.49%, 11/15/2025	610,000	603,095

Steel–0.23%
ArcelorMittal S.A. (Luxembourg), 7.00%, 10/15/2039	27,000	28,848
6.75%, 03/01/2041	225,000	231,639
Nucor Corp., 6.40%, 12/01/2037	219,000	239,983
		500,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14     Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Systems Software–0.34%
Microsoft Corp., 3.13%, 11/03/2025	$425,000	$413,272
3.04%, 03/17/2062	450,000	307,019
		720,291

Technology Distributors–0.23%
Avnet, Inc., 6.25%, 03/15/2028	250,000	254,376
CDW LLC/CDW Finance Corp., 3.28%, 12/01/2028	275,000	246,525
		500,901

Technology Hardware, Storage & Peripherals–0.46%
Apple, Inc., 3.35%, 02/09/2027	500,000	481,209
1.20%, 02/08/2028	150,000	131,849
2.85%, 08/05/2061	225,000	143,406
Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	220,000	227,539
		984,003

Telecom Tower REITs–0.24%
American Tower Corp., 3.95%, 03/15/2029	240,000	225,426
Crown Castle, Inc., 2.25%, 01/15/2031	350,000	286,211
		511,637

Tobacco–2.44%
Altria Group, Inc., 3.40%, 05/06/2030	460,000	414,263
2.45%, 02/04/2032	800,000	641,050
4.50%, 05/02/2043	557,000	462,863
3.88%, 09/16/2046	225,000	165,695
B.A.T Capital Corp. (United Kingdom), 3.56%, 08/15/2027	108,000	102,147
2.26%, 03/25/2028	350,000	309,922
4.74%, 03/16/2032	415,000	390,647
B.A.T. International Finance PLC (United Kingdom), 4.45%, 03/16/2028	265,000	255,694
Philip Morris International, Inc., 5.13%, 02/15/2030	480,000	477,933
2.10%, 05/01/2030	250,000	211,051
1.75%, 11/01/2030	300,000	242,579
5.38%, 02/15/2033	163,000	162,290
6.38%, 05/16/2038	280,000	302,282
4.50%, 03/20/2042	418,000	361,564
Reynolds American, Inc. (United Kingdom), 5.70%, 08/15/2035	256,000	244,721
5.85%, 08/15/2045	545,000	495,556
		5,240,257

Trading Companies & Distributors–0.23%
Air Lease Corp., 3.00%, 02/01/2030	560,000	488,016

Transaction & Payment Processing Services–0.53%
PayPal Holdings, Inc., 2.65%, 10/01/2026	275,000	259,258
5.25%, 06/01/2062	400,000	373,235
Visa, Inc., 4.15%, 12/14/2035	275,000	258,690

	Principal Amount	Value

Transaction & Payment Processing Services–(continued)
Western Union Co. (The), 6.20%, 11/17/2036	$ 250,000	$252,684
		1,143,867

Water Utilities–0.13%
American Water Capital Corp., 4.45%, 06/01/2032	297,000	284,296

Wireless Telecommunication Services–0.42%
America Movil S.A.B. de C.V. (Mexico), 6.13%, 03/30/2040	171,000	180,048
Sprint Capital Corp., 8.75%, 03/15/2032	318,000	384,312
Vodafone Group PLC (United Kingdom), 4.88%, 06/19/2049	400,000	346,683
		911,043
Total U.S. Dollar Denominated Bonds & Notes (Cost $102,288,303) 97,560,491

U.S. Treasury Securities–44.18%
U.S. Treasury Bills–0.66%
4.75% - 4.79%, 04/18/2024(f)(g)	1,435,000	1,426,266

U.S. Treasury Bonds–3.46%
4.38%, 08/15/2043	1,621,200	1,587,763
3.75%, 11/15/2043	2,100,000	1,883,437
2.38%, 11/15/2049	1,087,600	740,545
2.00%, 02/15/2050	1,600,000	996,688
4.13%, 08/15/2053	2,323,100	2,224,731
		7,433,164

U.S. Treasury Notes–40.06%
4.50%, 11/30/2024	11,682,000	11,619,449
1.38%, 01/31/2025	10,021,000	9,690,270
1.13%, 02/28/2025	7,327,000	7,049,717
3.88%, 04/30/2025	1,665,000	1,645,033
4.75%, 07/31/2025	2,000,000	1,997,734
5.00%, 09/30/2025	5,500,000	5,518,154
4.25%, 12/31/2025	2,300,000	2,282,301
0.75%, 03/31/2026	2,900,000	2,681,820
1.50%, 08/15/2026	5,980,000	5,565,838
3.88%, 11/30/2027	7,000,000	6,884,746
3.88%, 12/31/2027	2,500,000	2,458,594
3.63%, 05/31/2028	3,000,000	2,920,840
1.38% - 4.88%, 10/31/2028	9,648,300	9,033,300
4.88%, 10/31/2030	911,300	942,234
1.38%, 11/15/2031	8,894,000	7,221,164
3.88%, 08/15/2033	8,784,000	8,523,911
		86,035,105
Total U.S. Treasury Securities (Cost $96,689,847)		94,894,535
U.S. Government Sponsored Agency Mortgage-Backed Securities–26.17%
Collateralized Mortgage Obligations–0.12%
Fannie Mae REMICs, IO, 3.50%, 08/25/2035(h)	192,030	22,016
5.50%, 07/25/2046(h)	52,072	6,648
4.00%, 08/25/2047(h)	38,899	7,894
0.46% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(h)(i)	504,144	39,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15     Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC03, Class X1, IO, 0.63%, 11/25/2024(j)	$3,795,561	$11,144
Series K734, Class X1, IO, 0.65%, 02/25/2026(j)	2,947,676	26,737
Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	2,974,563	48,788
Series K093, Class X1, IO, 0.94%, 05/25/2029(j)	2,457,690	96,696
Freddie Mac REMICs, IO, 0.66%(6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(h)(i)	116,446	8,422
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(h)	30,697	1,088
		268,740

Federal Home Loan Mortgage Corp. (FHLMC)–1.97%
4.50%, 09/01/2049 to 01/01/2050	185,676	177,853
3.00%, 01/01/2050 to 05/01/2050	2,291,920	2,004,842
2.50%, 07/01/2050 to 08/01/2050	2,446,733	2,049,709
		4,232,404

Federal National Mortgage Association (FNMA)–5.25%
4.50%, 06/01/2049	93,511	90,026
3.00%, 06/25/2049 to 11/01/2051	1,875,329	1,618,167
2.50%, 03/01/2050 to 08/01/2051	1,637,758	1,362,380
2.00%, 03/01/2051 to 08/01/2051	2,294,383	1,807,577
5.50%, 08/01/2053	1,841,705	1,826,707
6.00%, 08/01/2053 to 09/01/2053	4,528,426	4,564,041
		11,268,898

Government National Mortgage Association (GNMA)–0.83%
IO, 0.76% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(h)(i)	259,273	30,521
TBA, 3.00%, 03/01/2054(k)	600,000	526,115
4.50%, 03/01/2054(k)	250,000	238,761
5.00%, 03/01/2054(k)	600,000	586,116
5.50%, 03/01/2054(k)	400,000	397,391
		1,778,904

	Principal Amount	Value

Uniform Mortgage-Backed Securities–18.00%
TBA, 2.00%, 03/01/2039 to 03/01/2054(k)	$8,132,000	$6,466,928
2.50%, 03/01/2039 to 03/01/2054(k)	5,200,000	4,353,922
3.00%, 03/01/2039 to 03/01/2054(k)	6,742,000	6,034,384
3.50%, 03/01/2039 to 03/01/2054(k)	7,125,000	6,381,585
4.00%, 03/01/2054(k)	4,725,000	4,347,621
4.50%, 03/01/2054(k)	4,250,000	4,023,406
5.00%, 03/01/2054(k)	2,850,000	2,764,056
5.50%, 03/01/2054(k)	2,700,000	2,671,188
6.00%, 03/01/2054(k)	1,600,000	1,606,923
		38,650,013
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $58,906,015)		56,198,959

	Shares

Exchange-Traded Funds–0.43%
iShares MBS ETF (Cost $937,790)	10,000	919,100

	Principal Amount

Asset-Backed Securities–0.11%
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	$11,266	8,991
Bank, Series 2019-BNK16, Class XA, IO, 0.94%, 02/15/2052(j)	2,270,168	79,094
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(j)	4,966,380	140,650
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR14, Class 1A4, 4.92%, 12/25/2035(l)	16,766	14,672
Total Asset-Backed Securities (Cost $286,755)		243,407

	Shares

Money Market Funds–1.41%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(m)(n)	1,058,428	1,058,428
Invesco Liquid Assets Portfolio, Institutional Class, 5.41%(m)(n)	756,149	756,527
Invesco Treasury Portfolio, Institutional Class, 5.23%(m)(n)	1,209,633	1,209,633
Total Money Market Funds (Cost $3,024,548)		3,024,588
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-117.73% (Cost $262,133,258)		252,841,080
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.05%
Invesco Private Government Fund, 5.29%(m)(n)(o)	632,716	632,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16     Invesco Intermediate Bond Factor Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.49%(m)(n)(o)	1,626,650	$1,627,464
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,260,439)		2,260,180
TOTAL INVESTMENTS IN SECURITIES–118.78% (Cost $264,393,697)		255,101,260
OTHER ASSETS LESS LIABILITIES-(18.78)%		(40,332,442)
NET ASSETS-100.00%		$214,768,818

Investment Abbreviations:

Ctfs.	- Certificates
ETF	- Exchange-Traded Fund
IO	- Interest Only
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at February 29, 2024.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $1,681,014, which represented less than 1% of the Fund’s Net Assets.

(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 29, 2024.

(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 29, 2024.

(m)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 850,764	$ 27,755,535	$ (27,547,871)	$ -	$ -	$1,058,428	$ 51,523
Invesco Liquid Assets Portfolio, Institutional Class	607,573	19,825,383	(19,677,006)	68	509	756,527	35,929
Invesco Treasury Portfolio, Institutional Class	972,302	31,720,610	(31,483,279)	-	-	1,209,633	55,838
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	701,288	8,696,384	(8,764,956)	-	-	632,716	37,777	*
Invesco Private Prime Fund	1,803,313	16,634,880	(16,811,444)	(171)	886	1,627,464	101,638	*
Total	$4,935,240	$104,632,792	$(104,284,556)	$(103)	$1,395	$5,284,768	$ 282,705

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17     Invesco Intermediate Bond Factor Fund

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Australia 10 Year Bonds	24	March-2024	$1,794,252	$ 30,932	$ 30,932
Canada 10 Year Bonds	18	June-2024	1,589,846	4,076	4,076
Euro-Bund	12	March-2024	1,720,417	(14,285)	(14,285)
Long Gilt	10	June-2024	1,238,190	3,645	3,645
U.S. Treasury Long Bonds	33	June-2024	3,935,250	23,693	23,693
U.S. Treasury Ultra Bonds	15	June-2024	1,918,125	15,674	15,674
Subtotal-Long Futures Contracts				63,735	63,735

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	56	June-2024	(11,466,000)	(7,113)	(7,113)
U.S. Treasury 5 Year Notes	56	June-2024	(5,986,750)	(8,874)	(8,874)
U.S. Treasury 10 Year Notes	29	June-2024	(3,202,688)	(8,446)	(8,446)
U.S. Treasury 10 Year Ultra Notes	103	June-2024	(11,759,703)	(2,637)	(2,637)
Subtotal-Short Futures Contracts				(27,070)	(27,070)
Total Futures Contracts				$ 36,665	$ 36,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18     Invesco Intermediate Bond Factor Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $259,108,710)*	$249,816,492
Investments in affiliated money market funds, at value (Cost $5,284,987)	5,284,768
Other investments:
Variation margin receivable - futures contracts	17,006
Cash collateral - TBA commitments	353,000
Cash	504,725
Receivable for:
Fund shares sold	202,990
Dividends	11,271
Interest	2,029,862
Principal paydowns	5
Investment for trustee deferred compensation and retirement plans	31,332
Other assets	29,471
Total assets	258,280,922

Liabilities:
Payable for:
TBA sales commitment	40,812,454
Dividends	106,110
Fund shares reacquired	139,418
Collateral upon return of securities loaned	2,260,439
Accrued fees to affiliates	99,707
Accrued other operating expenses	62,644
Trustee deferred compensation and retirement plans	31,332
Total liabilities	43,512,104
Net assets applicable to shares outstanding	$214,768,818

Net assets consist of:
Shares of beneficial interest	$246,498,612
Distributable earnings (loss)	(31,729,794)
$214,768,818

Net Assets:
Class A	$98,541,919
Class C	$10,187,827
Class R	$18,497,633
Class Y	$70,445,030
Class R5	$8,584
Class R6	$17,087,825

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,754,553
Class C	1,111,801
Class R	2,017,233
Class Y	7,695,022
Class R5	937
Class R6	1,865,758
Class A:
Net asset value per share	$9.16
Maximum offering price per share (Net asset value of $9.16 ÷ 95.75%)	$9.57
Class C:
Net asset value and offering price per share	$9.16
Class R:
Net asset value and offering price per share	$9.17
Class Y:
Net asset value and offering price per share	$9.15
Class R5:
Net asset value and offering price per share	$9.16
Class R6:
Net asset value and offering price per share	$9.16

*	At February 29, 2024, securities with an aggregate value of $2,212,089 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19     Invesco Intermediate Bond Factor Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$7,374,609

Dividends	22,208

Dividends from affiliated money market funds (includes net securities lending income of $45,612)	188,902

Total investment income	7,585,719

Expenses:
Advisory fees	492,021

Administrative services fees	26,800

Custodian fees	34,514

Distribution fees:
Class A	232,705

Class C	100,204

Class R	89,403

Transfer agent fees - A, C, R and Y	362,274

Transfer agent fees - R5	3

Transfer agent fees - R6	4,224

Trustees’ and officers’ fees and benefits	19,053

Registration and filing fees	87,223

Reports to shareholders	49,634

Professional services fees	63,458

Other	36,703

Total expenses	1,598,219

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(618,906)

Net expenses	979,313

Net investment income	6,606,406

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(8,027,253)

Affiliated investment securities	1,395

Foreign currencies	636

Futures contracts	(298,620)

(8,323,842)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	8,356,077

Affiliated investment securities	(103)

Foreign currencies	(2,491)

Futures contracts	136,639

8,490,122

Net realized and unrealized gain	166,280

Net increase in net assets resulting from operations	$6,772,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20     Invesco Intermediate Bond Factor Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$6,606,406	$4,028,246

Net realized gain (loss)	(8,323,842)	(10,672,635)

Change in net unrealized appreciation (depreciation)	8,490,122	(13,297,799)

Net increase (decrease) in net assets resulting from operations	6,772,686	(19,942,188)

Distributions to shareholders from distributable earnings:
Class A	(3,036,676)	(2,540,281)

Class C	(243,515)	(217,700)

Class R	(523,619)	(412,463)

Class Y	(2,035,096)	(1,399,705)

Class R5	(293)	(240)

Class R6	(492,391)	(420,063)

Total distributions from distributable earnings	(6,331,590)	(4,990,452)

Return of capital:
Class A	–	(1,117,364)

Class C	–	(95,757)

Class R	–	(181,426)

Class Y	–	(615,672)

Class R5	–	(106)

Class R6	–	(184,768)

Total return of capital	–	(2,195,093)

Total distributions	(6,331,590)	(7,185,545)

Share transactions–net:
Class A	3,225,608	(8,691,654)

Class C	128,293	(3,014,837)

Class R	856,991	1,014,066

Class Y	14,726,703	32,839,491

Class R6	4,919,367	(2,631,687)

Net increase in net assets resulting from share transactions	23,856,962	19,515,379

Net increase (decrease) in net assets	24,298,058	(7,612,354)

Net assets:
Beginning of year	190,470,760	198,083,114

End of year	$214,768,818	$190,470,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21     Invesco Intermediate Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 02/29/24	$9.10	$0.30	$0.05	$0.35	$(0.29)	$-	$-	$(0.29)	$9.16	3.90	%(e)	$98.542	0.53	%(e)	0.85	%(e)	3.32	%(e)	276%
Year ended 02/28/23	10.45	0.20	(1.20)	(1.00)	(0.24)	-	(0.11)	(0.35)	9.10	(9.62	)(e)	94,721	0.52	(e)	0.81	(e)	2.06	(e)	301
Year ended 02/28/22	10.93	0.13	(0.43)	(0.30)	(0.18)	-	-	(0.18)	10.45	(2.80	)(e)	118,156	0.52	(e)	0.71	(e)	1.18	(e)	207
Year ended 02/28/21	11.27	0.16	0.10	0.26	(0.21)	(0.39)	-	(0.60)	10.93	2.30	(e)	132,856	0.52	(e)	0.96	(e)	1.42	(e)	292
Seven months ended 02/29/20	10.88	0.18	0.40	0.58	(0.19)	-	-	(0.19)	11.27	5.39		122,371	1.05	(f)	1.05	(f)	2.80	(f)	64
Year ended 07/31/19	10.43	0.32	0.45	0.77	(0.32)	-	-	(0.32)	10.88	7.52		119,300	0.97		0.97		3.07		108
Class C
Year ended 02/29/24	9.10	0.23	0.05	0.28	(0.22)	-	-	(0.22)	9.16	3.13		10,188	1.28		1.61		2.57		276
Year ended 02/28/23	10.45	0.12	(1.20)	(1.08)	(0.19)	-	(0.08)	(0.27)	9.10	(10.31)		10,003	1.27		1.57		1.31		301
Year ended 02/28/22	10.93	0.05	(0.43)	(0.38)	(0.10)	-	-	(0.10)	10.45	(3.53)		14,724	1.27		1.47		0.43		207
Year ended 02/28/21	11.26	0.08	0.10	0.18	(0.12)	(0.39)	-	(0.51)	10.93	1.56		19,013	1.27		1.72		0.67		292
Seven months ended 02/29/20	10.87	0.12	0.40	0.52	(0.13)	-	-	(0.13)	11.26	4.80		23,114	1.81	(f)	1.81	(f)	1.90	(f)	64
Year ended 07/31/19	10.43	0.23	0.44	0.67	(0.23)	-	-	(0.23)	10.87	6.52		23,487	1.72		1.72		2.17		108
Class R
Year ended 02/29/24	9.11	0.28	0.05	0.33	(0.27)	-	-	(0.27)	9.17	3.64		18,498	0.78		1.11		3.07		276
Year ended 02/28/23	10.45	0.17	(1.19)	(1.02)	(0.22)	-	(0.10)	(0.32)	9.11	(9.75)		17,545	0.77		1.07		1.81		301
Year ended 02/28/22	10.93	0.10	(0.43)	(0.33)	(0.15)	-	-	(0.15)	10.45	(3.04)		18,987	0.77		0.97		0.93		207
Year ended 02/28/21	11.27	0.13	0.10	0.23	(0.18)	(0.39)	-	(0.57)	10.93	2.02		19,876	0.77		1.22		1.17		292
Seven months ended 02/29/20	10.88	0.15	0.40	0.55	(0.16)	-	-	(0.16)	11.27	5.09		20,366	1.31	(f)	1.31	(f)	2.40	(f)	64
Year ended 07/31/19	10.44	0.28	0.44	0.72	(0.28)	-	-	(0.28)	10.88	7.06		20,511	1.22		1.22		2.67		108
Class Y
Year ended 02/29/24	9.10	0.33	0.03	0.36	(0.31)	-	-	(0.31)	9.15	4.05		70,445	0.28		0.61		3.57		276
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	-	(0.11)	(0.37)	9.10	(9.30)		56,121	0.27		0.57		2.31		301
Year ended 02/28/22	10.92	0.15	(0.42)	(0.27)	(0.21)	-	-	(0.21)	10.44	(2.56)		29,184	0.27		0.47		1.43		207
Year ended 02/28/21	11.26	0.19	0.10	0.29	(0.24)	(0.39)	-	(0.63)	10.92	2.58		17,750	0.27		0.72		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.22)	-	-	(0.22)	11.26	5.55		19,032	0.81	(f)	0.81	(f)	3.09	(f)	64
Year ended 07/31/19	10.43	0.35	0.45	0.80	(0.35)	-	-	(0.35)	10.88	7.81		20,940	0.73		0.73		3.37		108
Class R5
Year ended 02/29/24	9.10	0.32	0.05	0.37	(0.31)	-	-	(0.31)	9.16	4.16		9	0.28		0.44		3.57		276
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	-	(0.11)	(0.37)	9.10	(9.30)		9	0.27		0.41		2.31		301
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	-	-	(0.21)	10.44	(2.56)		10	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	-	(0.63)	10.92	2.49		10	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.87	0.20	0.40	0.60	(0.20)	-	-	(0.20)	11.27	5.59		11	0.60	(f)	0.60	(f)	3.09	(f)	64
Period ended 07/31/19(g)	10.67	0.07	0.19	0.26	(0.06)	-	-	(0.06)	10.87	2.44		10	0.62	(f)	0.62	(f)	3.39	(f)	108
Class R6
Year ended 02/29/24	9.10	0.33	0.04	0.37	(0.31)	-	-	(0.31)	9.16	4.16		17,088	0.28		0.44		3.57		276
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	-	(0.11)	(0.37)	9.10	(9.30)		12,072	0.27		0.41		2.31		301
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	-	-	(0.21)	10.44	(2.56)		17,022	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	-	(0.63)	10.92	2.49		8,392	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.21)	-	-	(0.21)	11.27	5.60		5,795	0.58	(f)	0.58	(f)	3.14	(f)	64
Year ended 07/31/19	10.44	0.36	0.43	0.79	(0.35)	-	-	(0.35)	10.88	7.80		5,662	0.56		0.56		3.41		108

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02% for the seven months ended February 29, 2020 and the year ended July 31, 2019.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the seven months ended February 29, 2020, the portfolio turnover calculation excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $11,531,839 and 13,476,801, respectively. For the year ended July 31, 2019, the portfolio turnover calculation excludes purchase and sale transactions of TBA mortgage-related securities of $129,169,490 and $127,412,648, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 29, 2024 and 0.24% for the years ended February 28, 2023, 2022 and 2021, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22     Invesco Intermediate Bond Factor Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

23     Invesco Intermediate Bond Factor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following

24     Invesco Intermediate Bond Factor Fund

the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 29, 2024, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

25     Invesco Intermediate Bond Factor Fund

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

P.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.250%
Over $2 billion	0.230%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser waived advisory fees of $239,635 and reimbursed class level expenses of $188,812, $19,872, $35,445, $118,145, $3 and $4,224 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $13,266 in front-end sales commissions from the sale of Class A shares and $4 and $14 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

26     Invesco Intermediate Bond Factor Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$97,560,491	$-	$97,560,491
U.S. Treasury Securities	-	94,894,535	-	94,894,535
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	56,198,959	-	56,198,959
Exchange-Traded Funds	919,100	-	-	919,100
Asset-Backed Securities	-	243,407	-	243,407
Money Market Funds	3,024,588	2,260,180	-	5,284,768
Total Investments in Securities	3,943,688	251,157,572	-	255,101,260

Other Investments - Assets*
Futures Contracts	78,020	-	-	78,020

Other Investments - Liabilities*
Futures Contracts	(41,355)	-	-	(41,355)
Total Other Investments	36,665	-	-	36,665
Total Investments	$3,980,353	$251,157,572	$-	$255,137,925

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

Value
Interest
Derivative Assets	Rate Risk
Unrealized appreciation on futures contracts -Exchange-Traded(a)	$78,020
Derivatives not subject to master netting agreements	(78,020)
Total Derivative Assets subject to master netting agreements	$-

Value
Interest
Derivative Liabilities	Rate Risk
Unrealized depreciation on futures contracts -Exchange-Traded(a)	$(41,355)
Derivatives not subject to master netting agreements	41,355
Total Derivative Liabilities subject to master netting agreements	$-

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

27     Invesco Intermediate Bond Factor Fund

Effect of Derivative Investments for the year ended February 29, 2024

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(298,620)
Change in Net Unrealized Appreciation:
Futures contracts	136,639
Total	$(161,981)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$49,951,098

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,770.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$6,331,590	$4,990,452

Return of capital	-	2,195,093

Total distributions	$6,331,590	$7,185,545

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed ordinary income	$119,502

Net unrealized appreciation (depreciation) — investments	(9,779,234)

Net unrealized appreciation (depreciation) — foreign currencies	(2,583)

Temporary book/tax differences	(27,355)

Capital loss carryforward	(22,040,124)

Shares of beneficial interest	246,498,612

Total net assets	$214,768,818

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

28     Invesco Intermediate Bond Factor Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$12,562,617	$9,477,507	$22,040,124

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $43,728,071 and $43,072,511, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,508,257

Aggregate unrealized (depreciation) of investments	(11,287,491)

Net unrealized appreciation (depreciation) of investments	$(9,779,234)

Cost of investments for tax purposes is $264,917,159.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and paydowns, on February 29, 2024, undistributed net investment income was decreased by $141,194 and undistributed net realized gain (loss) was increased by $141,194. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	2,198,945	$20,033,846	1,393,961	$13,222,023

Class C	327,875	2,987,708	151,291	1,438,425

Class R	491,383	4,493,008	516,455	4,931,361

Class Y	7,654,051	69,481,168	5,122,511	49,199,874

Class R6	987,348	8,988,422	726,158	6,955,903

Issued as reinvestment of dividends:
Class A	307,043	2,803,927	362,561	3,359,064

Class C	26,000	237,521	32,920	303,604

Class R	56,946	520,468	63,770	589,935

Class Y	156,322	1,431,835	207,546	1,913,584

Class R6	51,410	468,905	62,972	583,654

Automatic conversion of Class C shares to Class A shares:
Class A	150,295	1,368,906	162,412	1,551,352

Class C	(150,277)	(1,368,906)	(162,377)	(1,551,352)

Reacquired:
Class A	(2,306,369)	(20,981,071)	(2,824,316)	(26,824,093)

Class C	(190,468)	(1,728,030)	(332,441)	(3,205,514)

Class R	(456,833)	(4,156,485)	(470,570)	(4,507,230)

Class Y	(6,284,952)	(56,186,300)	(1,956,399)	(18,273,967)

Class R6	(499,697)	(4,537,960)	(1,092,547)	(10,171,244)

Net increase in share activity	2,519,022	$23,856,962	1,963,907	$19,515,379

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29     Invesco Intermediate Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Intermediate Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Bond Factor Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30     Invesco Intermediate Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,026.80	$2.67	$1,022.23	$2.66	0.53%
Class C	1,000.00	1,023.00	6.44	1,018.50	6.42	1.28
Class R	1,000.00	1,025.50	3.93	1,020.98	3.92	0.78
Class Y	1,000.00	1,028.10	1.41	1,023.47	1.41	0.28
Class R5	1,000.00	1,029.20	1.41	1,023.47	1.41	0.28
Class R6	1,000.00	1,029.20	1.41	1,023.47	1.41	0.28

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

31     Invesco Intermediate Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	45.06%
Qualified Business Income*	0.00%
Business Interest Income*	99.91%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32     Invesco Intermediate Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024	Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.	165	None
		Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1     Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2     Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3     Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4     Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5     Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6     Invesco Intermediate Bond Factor Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against/Withheld
(1)* Beth Ann Brown	4,466,959,777.91	133,895,440.29
Carol Deckbar	4,474,027,546.11	126,827,672.10
Cynthia Hostetler	4,472,501,269.47	128,353,948.73
Dr. Eli Jones	4,466,533,991.62	134,321,226.59
Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
James Liddy	4,476,115,965.25	124,739,252.96
Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
Joel W. Motley	4,470,984,644.97	129,870,573.24
Teresa M. Ressel	4,476,127,071.38	124,728,146.83
Douglas Sharp	4,472,857,757.76	127,997,460.45
Robert C. Troccoli	4,465,802,399.44	135,052,818.77
Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7     Invesco Intermediate Bond Factor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-INTI-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Real Estate Fund

Nasdaq:

A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Real Estate Fund (the Fund), at net asset value (NAV), underperformed the FTSE NAREIT All Equity REITs Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.71%
Class C Shares	-0.02
Class R Shares	0.39
Class Y Shares	0.91
Investor Class Shares	0.72
Class R5 Shares	1.05
Class R6 Shares	1.12
S&P 500 Index▼ (Broad Market Index)	30.45
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	4.29
Lipper Real Estate Funds Index∎ (Peer Group Index)	4.58
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

From the start of the fiscal year to the end of the third quarter 2023, the US real estate securities market had come under pressure from elevated inflationary readings, high interest rates, restrictive monetary policy, unattractive cost of capital, and a continued hawkish tone from the US Federal Reserve (the Fed). In addition, US regional banks and one of the world’s oldest banks, Credit Suisse, came under distress that required government intervention. The capital market gyrations called into question the availability of capital and had a significant impact on listed real estate given its capital-intensive nature. Despite the above concerns, global macroeconomic indicators continued to show strength across most regions.

 Following the abnormally volatile macroeconomic conditions throughout the fiscal year, sentiment aggressively shifted in the fourth quarter as a combination of higher-than-expected US GDP, a dovish Fed policy shift, and better-than-expected inflation figures ushered in the strongest quarterly return for US REITs since 2010. Cyclical property types were the primary winners of the regime shift, with the retail, lodging and office sectors producing the highest returns.

By the end of the fiscal year, inflation pressures in much of the world appear to be under control. Inflation rates have declined from high levels with strong momentum towards target levels. There seems to be muted economic impact from the inflation correction to date as labor markets and consumer spending remain healthy. Some leading indicators such as PMIs, inverted government bond yields, and softening money supply illustrate potential ongoing risks to economic growth. Key central banks have likely finished raising target rates, reducing the risk of re-

cession and increasing risk appetites as investors speculate on the timing of future interest rate cuts.

Overall, the Fund underperformed its style-specific benchmark, the FTSE Nareit All Equity REITs Index. The volatile macro and interest rate environment created significant performance swings during the fiscal year. Both market allocation and stock selection contributed to relative performance during the fiscal year. Key detractors were overweight exposure to more defensively orientated property types, including gaming, health care and triple net retail, and underweight exposure to more cyclical property types such as regional malls. In addition, stock selection within the industrial sector was a headwind to US performance. The macro forecast and security level underwriting contemplated that economic conditions were likely to weaken as several leading indicators had shown persistent deceleration. The portfolio had overweight exposure to the durable cashflows of gaming, health care, and triple net REITs which all underperformed. Optimism over slowing inflation and the end of Fed rate hikes increased investor appetite for the more cyclically exposed mall REITs, which outperformed and drove additional underper-formance.

Key contributors to relative performance was partially buoyed by outperformance in the apartment and office sectors. The Fund’s underweight exposure to the apartment sector drove outperformance as decelerating growth in sunbelt markets drove weaker performance. An underweight to the office sector also contributed positively to relative performance as the sector continues to face fundamental headwinds.

From a real estate sector perspective, the largest contributors to relative performance included underweight exposure to the office sector as well as overweights to the infrastructure and specialty sectors. Key negative relative detractors included underweights to the regional malls sector, and stock selection amongst health care REITs. Additionally, an underweight exposure and stock selection in the lodging sector detracted from relative performance.

 Top individual contributors to the Fund’s absolute performance during the fiscal year included VICI Properties and Gaming and Leisure Properties. Both VICI and Gaming and Leisure specialize in gaming, hospitality, entertainment and casino properties. The overall specialty sector outperformed during the fiscal year.

 Global economic growth trends show diverging opportunities. US economic resilience appears to contrast with more stagnant Eu-rope and decelerating China. Listed real estate returns will be dependent on changes in interest rate and favorable operating income growth trends to deliver incremental performance. Relative to general equities, listed real estate has historically delivered strong returns following the final Fed interest rate hike as interest rate sensitive sectors draw investor attention. Falling interest rates and modest growth conditions should offer good investment opportunities in real estate. Listed real estate companies with favorable cost of capital relative to their private real estate investor peers, combined with strong operating platforms are most likely to find attractive investment opportunities. These opportunities have been most common historically in the industrial, self-storage, health care, billboard and life science sectors. The negative repricing process for private real estate is expected to continue at a slower pace in 2024 or until there is a shift lower in interest rates. We anticipate that private real estate transaction volumes will remain low, until such time as private asset capitalization rates have sufficiently adjusted to more closely reflect the new cost of debt financing. Ultimately, future real estate valuations will largely be determined by capital market conditions, debt financing costs, and cash flow growth prospects – all of which have a wide range of outcomes over the next 12-24 months but remain more positive where private markets have seen realistic valuation declines as interest rates have risen.

 The Fund maintains a strategic balance in its positioning, considering the anticipated slower economic growth in 2024 compared to the previous year. While this outlook favors a more defensive growth positioning, it also acknowledges that recent shifts in monetary policy have diminished the likelihood of a recession and are likely to sustain more persistent economic growth. As a result, the Fund has been repositioned with additional exposure to stocks and sectors that may experience a growth acceleration and appear discounted relative to private market values. Several sectors, such as self-storage, timber,

2     Invesco Real Estate Fund

and billboards are expected to have improved growth prospects, in many cases driven by the housing market. Conversely, reductions have occurred in some sectors whose steady cash flow characteristics are less attractive in the context of improving growth rates elsewhere. Health care, triple net, casinos, and shopping centers have been reduced. The Fund maintains overweight exposure to medical office, life science and cell phone tower REITs, which offer discounted valuation opportunities.

 We thank you for your continued investment in Invesco Real Estate Fund.

Portfolio manager(s):

James Cowen

Grant Jackson

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3     Invesco Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

*	The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second oldest share class with a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4     Invesco Real Estate Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	7.74%
10 Years	4.53
5 Years	1.26
1 Year	-4.84

Class C Shares
Inception (5/1/95)	8.81%
10 Years	4.49
5 Years	1.65
1 Year	-0.99

Class R Shares
Inception (4/30/04)	7.29%
10 Years	4.86
5 Years	2.14
1 Year	0.39

Class Y Shares
Inception (10/3/08)	6.70%
10 Years	5.38
5 Years	2.65
1 Year	0.91

Investor Class Shares
Inception (9/30/03)	7.74%
10 Years	5.14
5 Years	2.44
1 Year	0.72

Class R5 Shares
Inception (4/30/04)	7.99%
10 Years	5.51
5 Years	2.79
1 Year	1.05

Class R6 Shares
Inception (9/24/12)	5.87%
10 Years	5.60
5 Years	2.87
1 Year	1.12

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5     Invesco Real Estate Fund

Supplemental Information

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
∎	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6     Invesco Real Estate Fund

Fund Information

Portfolio Composition

By property type	% of total net assets

Infrastructure REITs	13.72%
Industrial	13.22
Health Care	11.81
Apartments	11.12
Self Storage	10.75
Data Centers	8.90
Office	6.55
Free Standing	5.47
Timber REITs	4.98
Lodging Resorts	4.72
Specialty	4.21
Gaming REITs	2.89
Manufactured Homes	1.42
Money Market Funds Plus Other Assets Less Liabilities	0.24

Top 10 Equity Holdings*

% of total net assets

1. American Tower Corp.	9.45%
2. Welltower, Inc.	7.44
3. Extra Space Storage, Inc.	6.46
4. Digital Realty Trust, Inc.	5.17
5. UDR, Inc.	4.76
6. Rexford Industrial Realty, Inc.	4.59
7. Weyerhaeuser Co.	3.92
8. Prologis, Inc.	3.91
9. Alexandria Real Estate Equities, Inc.	3.89
10. Equinix, Inc.	3.73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2024.

7     Invesco Real Estate Fund

Schedule of Investments(a)

February 29, 2024

	Shares	Value
Common Stocks & Other Equity Interests–99.76%
Apartments –11.12%
Camden Property Trust	327,379	$ 30,930,768
Equity Residential	600,318	36,145,147
UDR, Inc.	1,415,000	50,232,500
		117,308,415

Data Centers –8.90%
Digital Realty Trust, Inc.	371,425	54,528,904
Equinix, Inc.	44,239	39,320,508
		93,849,412

Free Standing –5.47%
Agree Realty Corp.	400,966	22,033,082
Essential Properties Realty Trust, Inc.	389,611	9,307,807
Realty Income Corp.	505,995	26,367,399
		57,708,288

Gaming REITs–2.89%
Gaming and Leisure Properties, Inc.	611,528	27,812,293
VICI Properties, Inc.	89,320	2,673,348
		30,485,641

Health Care–11.81%
Healthcare Realty Trust, Inc.	880,114	12,127,971
Healthpeak Properties, Inc.	2,028,886	33,983,840
Welltower, Inc.	851,992	78,519,583
		124,631,394

Industrial–13.22%
Americold Realty Trust, Inc.	458,219	11,592,941
Prologis, Inc.	309,433	41,238,136
Rexford Industrial Realty, Inc.	950,839	48,378,688
Terreno Realty Corp.	594,713	38,240,046
		139,449,811

Infrastructure REITs–13.72%
American Tower Corp.	501,496	99,727,494
Crown Castle, Inc.	154,007	16,931,530
SBA Communications Corp., Class A	134,425	28,125,743
		144,784,767

Lodging Resorts–4.72%
Hilton Worldwide Holdings, Inc.	58,841	12,022,393
Host Hotels & Resorts, Inc.	1,823,880	37,827,271
		49,849,664

Manufactured Homes–1.42%
Sun Communities, Inc.	112,294	15,020,446

Office–6.55%
Alexandria Real Estate Equities, Inc.	328,726	41,001,994

	Shares	Value
Office–(continued)
Highwoods Properties, Inc.	508,039	$ 12,421,553
Kilroy Realty Corp.	414,101	15,690,287
		69,113,834

Self Storage–10.75%
CubeSmart	704,770	30,735,020
Extra Space Storage, Inc.(b)	483,550	68,166,043
Public Storage	51,119	14,511,151
		113,412,214

Specialty–4.21%
Lamar Advertising Co., Class A	267,768	29,601,752
Outfront Media, Inc.	1,034,602	14,867,231
		44,468,983

Timber REITs–4.98%
PotlatchDeltic Corp.	245,708	11,108,459
Weyerhaeuser Co.	1,204,245	41,401,943
		52,510,402
Total Common Stocks & Other Equity Interests (Cost $905,665,068)		1,052,593,271

Money Market Funds–1.08%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(c)(d)	3,893,185	3,893,185
Invesco Liquid Assets Portfolio, Institutional Class, 5.41%(c)(d)	3,025,736	3,027,249
Invesco Treasury Portfolio, Institutional Class, 5.23%(c)(d)	4,449,355	4,449,355

Total Money Market Funds (Cost $11,369,265)		11,369,789
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.84% (Cost $917,034,333)		1,063,963,060

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.17%
Invesco Private Government Fund, 5.29%(c)(d)(e)	487,769	487,769
Invesco Private Prime Fund, 5.49%(c)(d)(e)	1,253,638	1,254,264
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,742,033)		1,742,033
TOTAL INVESTMENTS IN SECURITIES–101.01% (Cost $918,776,366)		1,065,705,093

OTHER ASSETS LESS LIABILITIES–(1.01)%		(10,617,190)

NET ASSETS–100.00%		$1,055,087,903

Investment Abbreviations:

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8     Invesco Real Estate Fund

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	All or a portion of this security was out on loan at February 29, 2024.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 9,693,116	$ 122,933,537	$ (128,733,468)	$ -	$ -	$ 3,893,185	$ 282,113
Invesco Liquid Assets Portfolio, Institutional Class	7,250,646	87,809,668	(92,034,160)	413	682	3,027,249	209,509
Invesco Treasury Portfolio, Institutional Class	11,077,846	140,495,470	(147,123,961)	-	-	4,449,355	302,772
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	16,194,534	303,084,780	(318,791,545)	-	-	487,769	625,948*
Invesco Private Prime Fund	41,643,087	696,386,984	(736,773,187)	3,838	(6,458)	1,254,264	1,715,637*
Total	$85,859,229	$1,350,710,439	$(1,423,456,321)	$4,251	$(5,776)	$13,111,822	$3,135,979

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9     Invesco Real Estate Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $905,665,068)*	$1,052,593,271
Investments in affiliated money market funds, at value (Cost $13,111,298)	13,111,822
Foreign currencies, at value (Cost $261)	251
Receivable for:
Fund shares sold	673,682
Dividends	1,836,502
Investment for trustee deferred compensation and retirement plans	282,198
Other assets	373,505
Total assets	1,068,871,231

Liabilities:
Payable for:
Fund shares reacquired	11,048,223
Collateral upon return of securities loaned	1,742,033
Accrued fees to affiliates	565,234
Accrued trustees’ and officers’ fees and benefits	11,015
Accrued other operating expenses	116,912
Trustee deferred compensation and retirement plans	299,911
Total liabilities	13,783,328
Net assets applicable to shares outstanding	$1,055,087,903

Net assets consist of:
Shares of beneficial interest	$918,280,791
Distributable earnings	136,807,112
$1,055,087,903

Net Assets:
Class A	$531,718,460
Class C	$19,047,204
Class R	$78,001,940
Class Y	$97,480,747
Investor Class	$21,796,524
Class R5	$114,645,400
Class R6	$192,397,628

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	32,206,489
Class C	1,162,472
Class R	4,715,199
Class Y	5,910,254
Investor Class	1,325,165
Class R5	6,951,616
Class R6	11,669,026
Class A:
Net asset value per share	$16.51
Maximum offering price per share (Net asset value of $16.51 ÷ 94.50%)	$17.47
Class C:
Net asset value and offering price per share	$16.39
Class R:
Net asset value and offering price per share	$16.54
Class Y:
Net asset value and offering price per share	$16.49
Investor Class:
Net asset value and offering price per share	$16.45
Class R5:
Net asset value and offering price per share	$16.49
Class R6:
Net asset value and offering price per share	$16.49

*	At February 29, 2024, security with a value of $1,743,235 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10     Invesco Real Estate Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Dividends (net of foreign withholding taxes of $286)	$42,280,946

Dividends from affiliated money market funds (includes net securities lending income of $74,643)	869,037

Total investment income	43,149,983

Expenses:
Advisory fees	9,097,479

Administrative services fees	178,215

Custodian fees	17,779

Distribution fees:
Class A	1,426,610

Class C	208,998

Class R	414,707

Investor Class	48,170

Transfer agent fees – A, C, R, Y and Investor	2,033,534

Transfer agent fees – R5	149,358

Transfer agent fees – R6	69,135

Trustees’ and officers’ fees and benefits	32,084

Registration and filing fees	123,717

Reports to shareholders	289,609

Professional services fees	79,197

Other	(242,387)

Total expenses	13,926,205

Less: Fees waived and/or expense offset arrangement(s)	(66,634)

Net expenses	13,859,571

Net investment income	29,290,412

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	21,845,009

Affiliated investment securities	(5,776)

21,839,233

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(57,379,254)

Affiliated investment securities	4,251

Foreign currencies	19

(57,374,984)

Net realized and unrealized gain (loss)	(35,535,751)

Net increase (decrease) in net assets resulting from operations	$(6,245,339)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11     Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$29,290,412	$23,984,846

Net realized gain	21,839,233	73,974,740

Change in net unrealized appreciation (depreciation)	(57,374,984)	(298,571,071)

Net increase (decrease) in net assets resulting from operations	(6,245,339)	(200,611,485)

Distributions to shareholders from distributable earnings:
Class A	(19,259,590)	(63,813,594)

Class C	(537,153)	(2,335,990)

Class R	(2,561,190)	(8,702,788)

Class Y	(5,090,342)	(16,258,054)

Investor Class	(838,517)	(2,663,797)

Class R5	(5,441,333)	(21,069,142)

Class R6	(8,668,722)	(25,936,314)

Total distributions from distributable earnings	(42,396,847)	(140,779,679)

Share transactions–net:
Class A	(98,953,774)	(29,946,300)

Class C	(4,794,670)	(6,487,528)

Class R	(11,605,390)	(1,149,097)

Class Y	(106,459,318)	(40,970,603)

Investor Class	(4,188,143)	(129,000)

Class R5	(77,755,649)	(35,023,233)

Class R6	(58,566,932)	(20,569,170)

Net increase (decrease) in net assets resulting from share transactions	(362,323,876)	(134,274,931)

Net increase (decrease) in net assets	(410,966,062)	(475,666,095)

Net assets:
Beginning of year	1,466,053,965	1,941,720,060

End of year	$1,055,087,903	$1,466,053,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12     Invesco Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 02/29/24	$16.96	$0.36	$(0.26)	$0.10	$(0.35)	$(0.20)	$–	$(0.55)	$16.51	0.71%		$531,718	1.25%		1.26%		2.23%		62%
Year ended 02/28/23	21.15	0.25	(2.67)	(2.42)	(0.17)	(1.60)	–	(1.77)	16.96	(11.57)		649,570	1.24		1.24		1.30		42
Year ended 02/28/22	18.67	0.10	3.73	3.83	(0.21)	(1.11)	(0.03)	(1.35)	21.15	20.12		834,552	1.23		1.23		0.45		59
Year ended 02/28/21	20.72	0.17	(0.89)	(0.72)	(0.28)	(1.05)	–	(1.33)	18.67	(2.59)		804,058	1.28		1.28		0.98		156
Year ended 02/29/20	20.94	0.30	1.44	1.74	(0.35)	(1.61)	–	(1.96)	20.72	8.11		627,197	1.23		1.23		1.33		59
Class C
Year ended 02/29/24	16.83	0.24	(0.26)	(0.02)	(0.22)	(0.20)	–	(0.42)	16.39	(0.02)		19,047	2.00		2.01		1.48		62
Year ended 02/28/23	20.99	0.11	(2.66)	(2.55)	(0.01)	(1.60)	–	(1.61)	16.83	(12.21)		24,619	1.99		1.99		0.55		42
Year ended 02/28/22	18.53	(0.07)	3.71	3.64	(0.04)	(1.11)	(0.03)	(1.18)	20.99	19.25		37,459	1.98		1.98		(0.30)		59
Year ended 02/28/21	20.56	0.04	(0.88)	(0.84)	(0.14)	(1.05)	–	(1.19)	18.53	(3.33)		38,752	2.03		2.03		0.23		156
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	–	(1.79)	20.56	7.25		27,928	1.98		1.98		0.58		59
Class R
Year ended 02/29/24	17.00	0.32	(0.27)	0.05	(0.31)	(0.20)	–	(0.51)	16.54	0.39		78,002	1.50		1.51		1.98		62
Year ended 02/28/23	21.18	0.21	(2.67)	(2.46)	(0.12)	(1.60)	–	(1.72)	17.00	(11.73)		92,226	1.49		1.49		1.05		42
Year ended 02/28/22	18.70	0.04	3.73	3.77	(0.15)	(1.11)	(0.03)	(1.29)	21.18	19.79		114,999	1.48		1.48		0.20		59
Year ended 02/28/21	20.74	0.13	(0.89)	(0.76)	(0.23)	(1.05)	–	(1.28)	18.70	(2.81)		103,667	1.53		1.53		0.73		156
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	–	(1.90)	20.74	7.78		60,630	1.48		1.48		1.08		59
Class Y
Year ended 02/29/24	16.95	0.40	(0.27)	0.13	(0.39)	(0.20)	–	(0.59)	16.49	0.91		97,481	1.00		1.01		2.48		62
Year ended 02/28/23	21.14	0.31	(2.68)	(2.37)	(0.22)	(1.60)	–	(1.82)	16.95	(11.34)		214,673	0.98		0.98		1.56		42
Year ended 02/28/22	18.66	0.15	3.73	3.88	(0.26)	(1.11)	(0.03)	(1.40)	21.14	20.43		296,638	0.98		0.98		0.70		59
Year ended 02/28/21	20.71	0.22	(0.90)	(0.68)	(0.32)	(1.05)	–	(1.37)	18.66	(2.33)		256,699	1.03		1.03		1.23		156
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	–	(2.01)	20.71	8.33		204,951	0.98		0.98		1.58		59
Investor Class
Year ended 02/29/24	16.90	0.37	(0.27)	0.10	(0.35)	(0.20)	–	(0.55)	16.45	0.72	(d)	21,797	1.20	(d)	1.21	(d)	2.28	(d)	62
Year ended 02/28/23	21.08	0.25	(2.66)	(2.41)	(0.17)	(1.60)	–	(1.77)	16.90	(11.53)		26,616	1.24		1.24		1.30		42
Year ended 02/28/22	18.61	0.11	3.71	3.82	(0.21)	(1.11)	(0.03)	(1.35)	21.08	20.17	(d)	33,026	1.16	(d)	1.16	(d)	0.52	(d)	59
Year ended 02/28/21	20.65	0.18	(0.89)	(0.71)	(0.28)	(1.05)	–	(1.33)	18.61	(2.53	)(d)	27,546	1.23	(d)	1.23	(d)	1.03	(d)	156
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	–	(1.96)	20.65	8.06	(d)	37,537	1.22	(d)	1.22	(d)	1.34	(d)	59
Class R5
Year ended 02/29/24	16.95	0.43	(0.28)	0.15	(0.41)	(0.20)	–	(0.61)	16.49	1.05		114,645	0.87		0.87		2.61		62
Year ended 02/28/23	21.14	0.33	(2.68)	(2.35)	(0.24)	(1.60)	–	(1.84)	16.95	(11.22)		198,456	0.87		0.87		1.67		42
Year ended 02/28/22	18.66	0.18	3.73	3.91	(0.29)	(1.11)	(0.03)	(1.43)	21.14	20.58		283,546	0.86		0.86		0.82		59
Year ended 02/28/21	20.71	0.25	(0.91)	(0.66)	(0.34)	(1.05)	–	(1.39)	18.66	(2.22)		247,114	0.87		0.87		1.39		156
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	–	(2.04)	20.71	8.47		268,267	0.87		0.87		1.69		59
Class R6
Year ended 02/29/24	16.95	0.44	(0.28)	0.16	(0.42)	(0.20)	–	(0.62)	16.49	1.12		192,398	0.80		0.80		2.68		62
Year ended 02/28/23	21.14	0.34	(2.68)	(2.34)	(0.25)	(1.60)	–	(1.85)	16.95	(11.16)		259,893	0.81		0.81		1.73		42
Year ended 02/28/22	18.66	0.20	3.72	3.92	(0.30)	(1.11)	(0.03)	(1.44)	21.14	20.67		341,500	0.78		0.78		0.90		59
Year ended 02/28/21	20.71	0.26	(0.90)	(0.64)	(0.36)	(1.05)	–	(1.41)	18.66	(2.13)		318,936	0.79		0.79		1.47		156
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	–	(2.06)	20.71	8.60		202,467	0.79		0.79		1.77		59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $630,639,314 and sold of $40,029,958 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.20%, 0.18%, 0.20% and 0.24% for the years ended February 29, 2024, February 28, 2022, February 28, 2021 and February 29, 2020, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13     Invesco Real Estate Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14     Invesco Real Estate Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower

15     Invesco Real Estate Fund

or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 29, 2024, the Fund paid the Adviser $5,877 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

16     Invesco Real Estate Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser waived advisory fees of $17,117.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and at the annual rate of 0.50% of the average daily net assets of Class R shares, respectively. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $41,604 in front-end sales commissions from the sale of Class A shares and $3,577 and $911 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended February 29, 2024, the Fund incurred $3,179 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

17     Invesco Real Estate Fund

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,052,593,271	$ –	$–	$1,052,593,271

Money Market Funds	11,369,789	1,742,033	–	13,111,822

Total Investments	$1,063,963,060	$1,742,033	$–	$1,065,705,093

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $49,517.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$28,522,567	$16,382,289

Long-term capital gain	13,874,280	124,397,390

Total distributions	$42,396,847	$140,779,679

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Undistributed ordinary income	$5,899,403

Undistributed long-term capital gain	11,986,832

Net unrealized appreciation – investments	119,141,320

Net unrealized appreciation – foreign currencies	67

Temporary book/tax differences	(220,510)

Shares of beneficial interest	918,280,791

Total net assets	$1,055,087,903

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 29, 2024.

18     Invesco Real Estate Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $762,386,909 and $1,043,873,559, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$165,726,149

Aggregate unrealized (depreciation) of investments	(46,584,829)

Net unrealized appreciation of investments	$119,141,320

Cost of investments for tax purposes is $946,563,773.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs and federal taxes, on February 29, 2024, undistributed net investment income was decreased by $220,836, undistributed net realized gain (loss) was increased by $111,106 and shares of beneficial interest was increased by $109,730. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	2,513,090	$40,804,902	2,939,654	$57,742,659

Class C	210,619	3,440,607	235,423	4,692,865

Class R	811,094	13,242,237	809,505	15,796,444

Class Y	1,659,680	26,950,068	6,122,874	109,679,092

Investor Class	80,938	1,323,603	172,099	3,442,504

Class R5	1,596,824	26,074,250	2,487,901	49,310,693

Class R6	2,748,690	44,380,498	3,007,792	58,253,590

Issued as reinvestment of dividends:
Class A	1,139,429	18,466,680	3,519,965	60,744,769

Class C	32,205	522,355	131,442	2,231,838

Class R	157,187	2,557,880	504,326	8,696,733

Class Y	203,111	3,280,364	727,771	12,592,320

Investor Class	50,079	809,326	149,658	2,573,143

Class R5	337,970	5,440,637	1,216,303	21,065,979

Class R6	533,854	8,595,837	1,480,131	25,643,212

Automatic conversion of Class C shares to Class A shares:
Class A	170,598	2,745,737	228,226	4,418,620

Class C	(171,838)	(2,745,737)	(229,854)	(4,418,620)

Reacquired:
Class A	(9,907,986)	(160,971,093)	(7,855,616)	(152,852,348)

Class C	(371,493)	(6,011,895)	(458,976)	(8,993,611)

Class R	(1,679,477)	(27,405,507)	(1,315,993)	(25,642,274)

Class Y	(8,616,826)	(136,689,750)	(8,219,962)	(163,242,015)

Investor Class	(380,988)	(6,321,072)	(313,017)	(6,144,647)

Class R5	(6,691,372)	(109,270,536)	(5,407,637)	(105,399,905)

Class R6	(6,950,911)	(111,543,267)	(5,308,123)	(104,465,972)

Net increase (decrease) in share activity	(22,525,523)	$(362,323,876)	(5,376,108)	$(134,274,931)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19     Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20     Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,036.30	$6.43	$1,018.55	$6.37	1.27%
Class C	1,000.00	1,033.20	10.21	1,014.82	10.12	2.02
Class R	1,000.00	1,034.90	7.69	1,017.30	7.62	1.52
Class Y	1,000.00	1,037.10	5.17	1,019.79	5.12	1.02
Investor Class	1,000.00	1,036.60	6.18	1,018.80	6.12	1.22
Class R5	1,000.00	1,037.80	4.51	1,020.44	4.47	0.89
Class R6	1,000.00	1,038.80	4.11	1,020.84	4.07	0.81

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21     Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$13,874,280
Qualified Dividend Income*	2.17%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	96.70%
Business Interest Income*	1.50%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22     Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024	Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.	165	None
		Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Real Estate Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)  Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	4,466,959,777.91	133,895,440.29
	Carol Deckbar	4,474,027,546.11	126,827,672.10
	Cynthia Hostetler	4,472,501,269.47	128,353,948.73
	Dr. Eli Jones	4,466,533,991.62	134,321,226.59
	Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
	Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
	Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
	James Liddy	4,476,115,965.25	124,739,252.96
	Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
	Joel W. Motley	4,470,984,644.97	129,870,573.24
	Teresa M. Ressel	4,476,127,071.38	124,728,146.83
	Douglas Sharp	4,472,857,757.76	127,997,460.45
	Robert C. Troccoli	4,465,802,399.44	135,052,818.77
	Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7	Invesco Real Estate Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Short Duration Inflation Protected Fund

Nasdaq:
A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

17	Report of Independent Registered Public Accounting Firm

18	Fund Expenses

19	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Short Duration Inflation Protected Fund (the Fund), at net asset value (NAV), underperformed the ICE BofA 1-5 Year US Inflation-Linked Treasury Index, the Fund’s broad market/style-specific benchmark.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.79%
Class A2 Shares	3.90
Class Y Shares	4.05
Class R5 Shares	4.05
Class R6 Shares	4.05
ICE BofA 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style-Specific Index)	4.30
Lipper Inflation Protected Bond Funds Index∎ (Peer Group Index)	2.39
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year ending February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft-landing without pushing the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from

4.75% to 5.00%.1 Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank (SVB) and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and concerning bank troubles initially pushed overall corporate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.

 Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May.2 Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two 0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 Additionally, in August, US debt was downgraded by the Fitch credit rating agency from

AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

 The fourth quarter of 2023 was characterized by a powerful price rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly – that disinflation is entrenched globally, and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.

 We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and may allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates decreased from 4.89% to 4.64% during the fiscal year, while 10-year Treasury rates increased from 4.01% to 4.25%.1 At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.

 Against this backdrop, shorter-term US Treasury inflation protected securities (TIPS) posted positive returns for the fiscal year as the ICE BofA 1–5 Year US Inflation-Linked Treasury Index returned 4.30%.4 Short-term yields experienced rangebound volatility for much of the fiscal year, with the two-year Treasury rate ending the fiscal year down 20 basis point (bps) and with the five-year up 6 bps. Despite inflation expectations decreasing for the fiscal year, TIPS saw positive returns.

The fiscal year concluded with the yield curve steeply inverted. The average real yield on the broad market/style-specific index, although volatile, ended the fiscal year slightly higher at 1.94%.4 Overall TIPS outperformed their nominal US Treasury counterparts for the fiscal year. The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as breakeven inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries).

 We seek to replicate the risk and return characteristics of the Fund’s broad market/ style-specific index by generally investing in the component securities of the index in their respective weightings. For the fiscal year, the Fund generated negative returns and under-performed its broad market/style-specific benchmark. The Fund’s performance will typically lag its index due to fees.

 We wish to remind you that the Fund is subject to real interest rate risk, meaning the values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. However, the Fund invests in shorter-duration inflation-indexed securities, which tend to have less real interest rate risk. Inflation-indexed securities typically provide principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. However, at maturity, the value of TIPS cannot fall below their par value. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund’s income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.

 We are monitoring real interest rates, and the market, as well as economic and geopolitical factors that may impact the direction, speed and magnitude of changes to real interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If real interest rates rise, inflation-indexed security markets may experience increased volatility, which may affect the value and/or liquidity of the Fund’s investments.

 Thank you for investing in Invesco Short Duration Inflation Protected Fund and for sharing our long-term investment horizon.

1	Source: US Department of the Treasury

2	Source: Federal Reserve of Economic Data

2	Invesco Short Duration Inflation Protected Fund

3	Source: Fitch Ratings

4	Source: Bloomberg LP

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Robert Young

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Duration Inflation Protected Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/14

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

*The Fund’s oldest share class (Class R5) does not have a sales charge. Therefore, the second-oldest share class, which has a sales charge (Class A2), is also included in the chart.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.50%
10 Years	1.32
5 Years	2.04
1 Year	1.18

Class A2 Shares
Inception (12/15/87)	3.54%
10 Years	1.56
5 Years	2.47
1 Year	2.83

Class Y Shares
Inception (10/3/08)	1.41%
10 Years	1.79
5 Years	2.80
1 Year	4.05

Class R5 Shares
Inception (7/13/87)	3.78%
10 Years	1.80
5 Years	2.81
1 Year	4.05

Class R6 Shares
10 Years	1.80%
5 Years	2.82
1 Year	4.05

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares at net asset value and includes the 12b-1 fees applicable to Class A2 shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

See current prospectus for more information.

5	Invesco Short Duration Inflation Protected Fund

Supplemental Information

Invesco Short Duration Inflation Protected Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The ICE BofA 1-5 Year US Inflation- Linked Treasury Index is composed of US Treasury Inflation-Protected Securities with maturities between one and five years.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Duration Inflation Protected Fund

Fund Information

Portfolio Composition

By U.S. Treasury Securities

Maturity Date	Coupon Rate	% of Total Net Assets

4/15/2025	0.13%	4.94%

7/15/2025	0.38	6.22

10/15/2025	0.13	4.72

1/15/2026	0.63	6.35

1/15/2026	2.00	3.70

4/15/2026	0.13	5.36

7/15/2026	0.13	5.41

10/15/2026	0.13	4.92

1/15/2027	0.38	5.55

1/15/2027	2.38	3.04

4/15/2027	0.13	4.84

7/15/2027	0.38	5.28

10/15/2027	1.63	4.92

1/15/2028	0.50	5.44

1/15/2028	1.75	2.70

4/15/2028	3.63	4.06

4/15/2028	1.25	4.76

7/15/2028	0.75	5.12

10/15/2028	2.38	5.15

1/15/2029	2.50	2.46

1/15/2029	0.88	5.02

Money Market Funds Plus Other Assets Less Liabilities		0.04

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2024.

7	Invesco Short Duration Inflation Protected Fund

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.96%
U.S. Treasury Inflation - Indexed Bonds–15.96%(a)
U.S. Treasury Inflation - Indexed Bonds	2.00%	01/15/2026	$16,295	$16,256,334
U.S. Treasury Inflation - Indexed Bonds	2.38%	01/15/2027	13,216	13,344,640
U.S. Treasury Inflation - Indexed Bonds	1.75%	01/15/2028	11,956	11,865,489
U.S. Treasury Inflation - Indexed Bonds	3.63%	04/15/2028	16,780	17,866,612
U.S. Treasury Inflation - Indexed Bonds	2.50%	01/15/2029	10,524	10,819,162
				70,152,237

U.S. Treasury Inflation - Indexed Notes–84.00%(a)
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	22,257	21,707,543
U.S. Treasury Inflation - Indexed Notes	0.38%	07/15/2025	27,957	27,351,793
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	21,363	20,738,311
U.S. Treasury Inflation - Indexed Notes	0.63%	01/15/2026	28,683	27,898,918
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	24,579	23,556,428
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	24,791	23,761,939
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	22,667	21,634,031
U.S. Treasury Inflation - Indexed Notes	0.38%	01/15/2027	25,559	24,393,176
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	22,547	21,257,698
U.S. Treasury Inflation - Indexed Notes	0.38%	07/15/2027	24,404	23,217,437
U.S. Treasury Inflation - Indexed Notes	1.63%	10/15/2027	21,820	21,634,563
U.S. Treasury Inflation - Indexed Notes	0.50%	01/15/2028	25,277	23,917,604
U.S. Treasury Inflation - Indexed Notes	1.25%	04/15/2028	21,548	20,936,845
U.S. Treasury Inflation - Indexed Notes	0.75%	07/15/2028	23,546	22,484,858
U.S. Treasury Inflation - Indexed Notes	2.38%	10/15/2028	22,099	22,625,037
U.S. Treasury Inflation - Indexed Notes	0.88%	01/15/2029	23,154	22,057,571
				369,173,752
TOTAL INVESTMENTS IN SECURITIES–99.96% (Cost $ 452,553,374)				439,325,989
OTHER ASSETS LESS LIABILITIES–0.04%				162,066
NET ASSETS–100.00%				$439,488,055

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5	$5,331,049	$(5,331,054)	$-	$-	$-	$1,674
Invesco Liquid Assets Portfolio, Institutional Class	-	3,807,892	(3,807,892)	-	-	-	1,160
Invesco Treasury Portfolio, Institutional Class	5	6,092,628	(6,092,633)	-	-	-	1,798
Total	$10	$15,231,569	$(15,231,579)	$-	$-	$-	$4,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $452,553,374)	$439,325,989

Receivable for:
Investments sold	245,790

Fund shares sold	237,759

Dividends	225

Interest	983,874

Investment for trustee deferred compensation and retirement plans	67,336

Other assets	48,152

Total assets	440,909,125

Liabilities:
Payable for:
Fund shares reacquired	852,376

Amount due custodian	253,742

Accrued fees to affiliates	79,544

Accrued other operating expenses	162,065

Trustee deferred compensation and retirement plans	73,343

Total liabilities	1,421,070

Net assets applicable to shares outstanding	$439,488,055

Net assets consist of:
Shares of beneficial interest	$502,184,091

Distributable earnings (loss)	(62,696,036)

$439,488,055

Net Assets:
Class A	$123,910,161

Class A2	$11,022,775

Class Y	$39,864,617

Class R5	$20,557,446

Class R6	$244,133,056

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,726,904

Class A2	1,131,000

Class Y	4,088,046

Class R5	2,109,497

Class R6	25,051,898

Class A:
Net asset value per share	$9.74

Maximum offering price per share (Net asset value of $9.74 ÷ 97.50%)	$9.99

Class A2:
Net asset value per share	$9.75

Maximum offering price per share (Net asset value of $9.75 ÷ 99.00%)	$9.85

Class Y:
Net asset value and offering price per share	$9.75

Class R5:
Net asset value and offering price per share	$9.75

Class R6:
Net asset value and offering price per share	$9.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Treasury Inflation-Protected Securities inflation adjustments	$20,080,239

Dividends from affiliated money market funds	4,632

Total investment income	20,084,871

Expenses:
Advisory fees	1,057,091

Administrative services fees	75,821

Custodian fees	70,249

Distribution fees:
Class A	398,079

Class A2	17,131

Transfer agent fees - A, A2, and Y	275,211

Transfer agent fees - R5	14,726

Transfer agent fees - R6	82,483

Trustees’ and officers’ fees and benefits	22,938

Registration and filing fees	113,251

Licensing fees	158,566

Reports to shareholders	69,262

Professional services fees	50,208

Other	14,924

Total expenses	2,419,940

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(404,338)

Net expenses	2,015,602

Net investment income	18,069,269

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(18,562,635)

Change in net unrealized appreciation of unaffiliated investment securities	21,272,172

Net realized and unrealized gain	2,709,537

Net increase in net assets resulting from operations	$20,778,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$18,069,269	$34,372,846

Net realized gain (loss)	(18,562,635)	(14,165,785)

Change in net unrealized appreciation (depreciation)	21,272,172	(51,960,467)

Net increase (decrease) in net assets resulting from operations	20,778,806	(31,753,406)

Distributions to shareholders from distributable earnings:
Class A	(4,601,167)	(11,496,039)

Class A2	(331,271)	(794,469)

Class Y	(1,829,059)	(8,796,900)

Class R5	(910,290)	(1,989,543)

Class R6	(8,448,436)	(20,014,475)

Total distributions from distributable earnings	(16,120,223)	(43,091,426)

Return of capital:
Class A	(347,293)	(1,280,556)

Class A2	(25,004)	(88,497)

Class Y	(138,056)	(979,896)

Class R5	(68,708)	(221,617)

Class R6	(637,683)	(2,229,434)

Total return of capital	(1,216,744)	(4,800,000)

Total distributions	(17,336,967)	(47,891,426)

Share transactions–net:
Class A	(62,847,962)	80,815,291

Class A2	(793,741)	(543,605)

Class Y	(48,628,196)	3,843,453

Class R5	(13,472,997)	9,272,303

Class R6	(53,161,870)	9,682,922

Net increase (decrease) in net assets resulting from share transactions	(178,904,766)	103,070,364

Net increase (decrease) in net assets	(175,462,927)	23,425,532

Net assets:
Beginning of year	614,950,982	591,525,450

End of year	$439,488,055	$614,950,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration Inflation Protected Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/29/24	$9.67	$0.31	$0.05	$0.36	$(0.27)	$(0.02)	$(0.29)	$9.74	3.79%	$123,910	0.55%	0.68%	3.22%	36%
Year ended 02/28/23	10.87	0.50	(0.99)	(0.49)	(0.64)	(0.07)	(0.71)	9.67	(4.66)	185,876	0.55	0.64	4.95	52
Year ended 02/28/22	10.82	0.57	(0.07)	0.50	(0.45)	–	(0.45)	10.87	4.65	126,718	0.55	0.61	5.23	53
Year ended 02/28/21	10.43	0.09	0.40	0.49	(0.09)	(0.01)	(0.10)	10.82	4.76	76,073	0.55	0.67	0.87	49
Year ended 02/29/20	10.16	0.22	0.24	0.46	(0.16)	(0.03)	(0.19)	10.43	4.61	45,383	0.55	0.66	2.17	45
Class A2
Year ended 02/29/24	9.68	0.32	0.05	0.37	(0.28)	(0.02)	(0.30)	9.75	3.90	11,023	0.45	0.58	3.32	36
Year ended 02/28/23	10.88	0.51	(0.99)	(0.48)	(0.65)	(0.07)	(0.72)	9.68	(4.56)	11,739	0.45	0.54	5.05	52
Year ended 02/28/22	10.84	0.59	(0.09)	0.50	(0.46)	–	(0.46)	10.88	4.66	13,778	0.45	0.51	5.33	53
Year ended 02/28/21	10.45	0.10	0.40	0.50	(0.09)	(0.02)	(0.11)	10.84	4.86	15,618	0.45	0.57	0.97	49
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641	0.45	0.56	2.27	45
Class Y
Year ended 02/29/24	9.68	0.34	0.05	0.39	(0.30)	(0.02)	(0.32)	9.75	4.05	39,865	0.30	0.43	3.47	36
Year ended 02/28/23	10.89	0.53	(1.01)	(0.48)	(0.66)	(0.07)	(0.73)	9.68	(4.49)	87,930	0.30	0.39	5.20	52
Year ended 02/28/22	10.84	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.89	4.91	100,465	0.30	0.36	5.48	53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.02	33,512	0.30	0.42	1.12	49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906	0.30	0.41	2.42	45
Class R5
Year ended 02/29/24	9.68	0.34	0.05	0.39	(0.30)	(0.02)	(0.32)	9.75	4.05	20,557	0.30	0.36	3.47	36
Year ended 02/28/23	10.88	0.53	(1.00)	(0.47)	(0.66)	(0.07)	(0.73)	9.68	(4.41)	33,939	0.30	0.30	5.20	52
Year ended 02/28/22	10.83	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.88	4.91	28,283	0.30	0.34	5.48	53
Year ended 02/28/21	10.44	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.83	5.02	4,640	0.30	0.34	1.12	49
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340	0.29	0.29	2.43	45
Class R6
Year ended 02/29/24	9.68	0.34	0.05	0.39	(0.30)	(0.02)	(0.32)	9.75	4.05	244,133	0.30	0.34	3.47	36
Year ended 02/28/23	10.88	0.53	(1.00)	(0.47)	(0.66)	(0.07)	(0.73)	9.68	(4.41)	295,467	0.30	0.30	5.20	52
Year ended 02/28/22	10.84	0.61	(0.09)	0.52	(0.48)	–	(0.48)	10.88	4.84	322,282	0.28	0.28	5.50	53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.05	391,051	0.27	0.27	1.15	49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061	0.26	0.26	2.46	45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

13	Invesco Short Duration Inflation Protected Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.200%

Over $500 million	0.175%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.20%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement € excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser waived advisory fees of $27,633 and reimbursed class level expenses of $191,696, $13,648, $69,867, $14,726 and $82,484 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $12,075 and $85 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $21,129 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

14	Invesco Short Duration Inflation Protected Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2024, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,284.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$16,120,223	$43,091,426

Return of capital	1,216,744	4,800,000

Total distributions	$17,336,967	$47,891,426

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Net unrealized appreciation (depreciation) – investments	$(20,684,723)

Temporary book/tax differences	(51,150)

Late-Year ordinary loss deferral	(291,760)

Capital loss carryforward	(41,668,403)

Shares of beneficial interest	502,184,091

Total net assets	$439,488,055

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

15	Invesco Short Duration Inflation Protected Fund

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$7,012,962	$34,655,441	$41,668,403

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $189,869,350 and $384,602,347, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$344,897

Aggregate unrealized (depreciation) of investments	(21,029,620)

Net unrealized appreciation (depreciation) of investments	$(20,684,723)

Cost of investments for tax purposes is $460,010,712.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital distributions, on February 29, 2024, undistributed net investment income was increased by $1,217,017, undistributed net realized gain (loss) was decreased by $273 and shares of beneficial interest was decreased by $1,216,744. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2024(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	2,621,073	$25,431,389	14,736,544	$152,575,016

Class A2	6,335	61,454	19,570	203,617

Class Y	2,585,616	25,111,227	14,259,617	147,815,006

Class R5	571,384	5,560,449	1,267,334	12,941,421

Class R6	2,276,781	22,021,019	7,765,771	79,118,256

Issued as reinvestment of dividends:
Class A	442,574	4,277,575	1,115,619	11,223,286

Class A2	32,682	315,934	76,847	777,566

Class Y	158,724	1,538,619	775,662	7,832,507

Class R5	23,801	230,119	52,138	525,863

Class R6	930,413	8,993,372	2,166,556	21,906,862

Reacquired:
Class A	(9,565,530)	(92,556,926)	(8,278,100)	(82,983,011)

Class A2	(121,133)	(1,171,129)	(149,102)	(1,524,788)

Class Y	(7,740,312)	(75,278,042)	(15,178,050)	(151,804,060)

Class R5	(1,993,198)	(19,263,565)	(410,437)	(4,194,981)

Class R6	(8,693,219)	(84,176,261)	(9,005,170)	(91,342,196)

Net increase (decrease) in share activity	(18,464,009)	$(178,904,766)	9,214,799	$103,070,364

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16	Invesco Short Duration Inflation Protected Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Duration Inflation Protected Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration Inflation Protected Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

17	Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,023.90	$2.77	$1,022.13	$2.77	0.55%
Class A2	1,000.00	1,023.40	2.26	1,022.63	2.26	0.45
Class Y	1,000.00	1,023.60	1.46	1,023.42	1.46	0.29
Class R5	1,000.00	1,024.60	1.51	1,023.37	1.51	0.30
Class R6	1,000.00	1,024.60	1.51	1,023.37	1.51	0.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

18	Invesco Short Duration Inflation Protected Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100.00%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19	Invesco Short Duration Inflation Protected Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Short Duration Inflation Protected Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	4,466,959,777.91	133,895,440.29
	Carol Deckbar	4,474,027,546.11	126,827,672.10
	Cynthia Hostetler	4,472,501,269.47	128,353,948.73
	Dr. Eli Jones	4,466,533,991.62	134,321,226.59
	Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
	Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
	Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
	James Liddy	4,476,115,965.25	124,739,252.96
	Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
	Joel W. Motley	4,470,984,644.97	129,870,573.24
	Teresa M. Ressel	4,476,127,071.38	124,728,146.83
	Douglas Sharp	4,472,857,757.76	127,997,460.45
	Robert C. Troccoli	4,465,802,399.44	135,052,818.77
	Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7	Invesco Short Duration Inflation Protected Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco Short Term Bond Fund

Nasdaq:

A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

23	Financial Statements

26	Financial Highlights

27	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Fund Expenses

36	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2024, Class A shares of Invesco Short Term Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. 1-3 Year Government and Credit Index, the Fund’s style-specific benchmark.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.33%
Class C Shares	4.96
Class R Shares	4.83
Class Y Shares	5.49
Class R5 Shares	5.52
Class R6 Shares	5.46
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	3.33
Bloomberg U.S. 1-3 Year Government and Credit Index▼ (Style-Specific Index)	4.58
Lipper Short Investment Grade Debt Funds Index∎ (Peer Group Index)	5.65
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year ending February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a softlanding without pushing the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from 4.75% to 5.00%.1 Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank (SVB) and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and concerning bank troubles initially pushed overall corporate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May.2 Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two 0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 Additionally, in August, US debt was downgraded by the Fitch credit rating agency from

AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

The fourth quarter of 2023 was characterized by a powerful price rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly – that disinflation is entrenched globally, and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.

We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and may allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates decreased from 4.89% to 4.64% during the fiscal year, while 10-year Treasury rates increased from 4.01% to 4.25%.1 At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.

The Fund, at NAV, generated positive returns for the fiscal year and outperformed its style-specific benchmark, the Bloomberg U.S. 1-3 Year Government and Credit Index.

Positioning in corporate bonds was the primary contributor to Fund performance relative to the style-specific benchmark during the fiscal year. In particular, overweight allocation to and security selection in the banking, consumer cyclical and energy sub-sectors contributed most to the Fund’s relative performance. Additionally, an overweight to securitized debt, particularly asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and collateralized mortgage obligations (CMOs) was additive to relative performance. Security selection within government-related agencies detracted from relative performance.

 The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained inline with the style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s style-specific benchmark had a small negative effect on relative returns. We believe buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.

 Please note that our strategy may be implemented using derivative instruments, including futures, forward foreign currency contracts, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. We believe the risk may be greater in the current market environment because of interest rate volatility to combat inflation. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration, coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.

2	Invesco Short Term Bond Fund

1 Source: Federal Reserve of Economic Data

2 Source: Fitch Ratings

3 Source: US Department of the Treasury

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/14

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.
*	The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second oldest share class with a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.73%
10 Years	1.30
5 Years	1.11
1 Year	2.75

Class C Shares
Inception (8/30/02)	1.85%
10 Years	1.27
5 Years	1.27
1 Year	4.46

Class R Shares
Inception (4/30/04)	1.55%
10 Years	1.20
5 Years	1.25
1 Year	4.83

Class Y Shares
Inception (10/3/08)	2.08%
10 Years	1.71
5 Years	1.76
1 Year	5.49

Class R5 Shares
Inception (4/30/04)	2.10%
10 Years	1.77
5 Years	1.79
1 Year	5.52

Class R6 Shares
Inception (9/24/12)	1.80%
10 Years	1.81
5 Years	1.84
1 Year	5.46

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 0.50% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements.

Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Term Bond Fund

Supplemental Information

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg U.S. 1-3 Year Government and Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.
∎	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Term Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	68.24%
Asset-Backed Securities	27.36
U.S. Treasury Securities	2.83
Security Types Each Less Than 1% of Portfolio	1.60
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2024.

Top Five Debt Issuers

		% of total net assets
1.	U.S. Treasury	2.83%
2.	Credit Suisse Mortgage Capital Trust	1.87
3.	BX Trust	1.82
4.	JPMorgan Chase & Co.	1.64
5.	National Rural Utilities Cooperative Finance Corp.	1.61

7	Invesco Short Term Bond Fund

Schedule of Investments(a)

February 29, 2024

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–68.24%
Aerospace & Defense–1.72%
Howmet Aerospace, Inc., 6.88%, 05/01/2025	$9,006,000	$ 9,106,714
L3Harris Technologies, Inc., 5.40%, 01/15/2027	6,603,000	6,647,339
Lockheed Martin Corp., 4.50%, 02/15/2029	2,733,000	2,687,254
RTX Corp.,
5.00%, 02/27/2026	1,011,000	1,009,067
5.75%, 11/08/2026	8,146,000	8,265,222
5.75%, 01/15/2029	2,590,000	2,668,682
TransDigm, Inc.,
6.75%, 08/15/2028(b)(c)	874,000	885,542
6.38%, 03/01/2029(b)(c)	4,621,000	4,647,664
		35,917,484

Agricultural & Farm Machinery–1.11%
CNH Industrial Capital LLC, 5.45%, 10/14/2025(c)	4,320,000	4,326,533
John Deere Capital Corp.,
5.30%, 09/08/2025(c)	16,037,000	16,112,397
5.15%, 09/08/2026(c)	1,931,000	1,944,436
4.90%, 03/03/2028	854,000	859,150
		23,242,516

Apparel, Accessories & Luxury Goods–0.24%
Tapestry, Inc.,
7.05%, 11/27/2025	2,293,000	2,336,938
7.00%, 11/27/2026(c)	2,692,000	2,766,161
		5,103,099

Application Software–0.80%
Constellation Software, Inc. (Canada), 5.16%, 02/16/2029(b)	2,034,000	2,024,749
Intuit, Inc.,
5.25%, 09/15/2026(c)	4,722,000	4,763,115
5.13%, 09/15/2028(c)	9,230,000	9,351,921
Open Text Corp. (Canada), 6.90%, 12/01/2027(b)	635,000	656,104
		16,795,889

Asset Management & Custody Banks–1.16%
Apollo Management Holdings L.P., 4.95%, 01/14/2050(b)(d)	1,669,000	1,557,148
State Street Corp.,
4.86%, 01/26/2026(d)	2,162,000	2,149,514
5.10%, 05/18/2026(d)	5,442,000	5,422,307
5.27%, 08/03/2026	7,730,000	7,759,856
5.75%, 11/04/2026(d)	1,736,000	1,744,830
5.68%, 11/21/2029(d)	5,370,000	5,488,740
		24,122,395

Automobile Manufacturers–5.14%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	4,950,000	4,751,088
American Honda Finance Corp.,
5.80%, 10/03/2025(c)	11,319,000	11,430,340
4.95%, 01/09/2026	7,382,000	7,359,539

	Principal Amount	Value
Automobile Manufacturers–(continued)
Daimler Truck Finance North America LLC (Germany),
5.20%, 01/17/2025(b)(c)	$2,409,000	$ 2,402,313
5.60%, 08/08/2025(b)	3,707,000	3,716,664
5.15%, 01/16/2026(b)	2,396,000	2,389,549
Ford Motor Credit Co. LLC, 8.30% (SOFR + 2.95%), 03/06/2026(e)	4,396,000	4,529,902
6.80%, 11/07/2028	3,087,000	3,201,108
Hyundai Capital America,
5.88%, 04/07/2025(b)	4,481,000	4,494,960
5.80%, 06/26/2025(b)	5,255,000	5,276,206
5.65%, 06/26/2026(b)(c)	2,215,000	2,222,464
5.60%, 03/30/2028(b)(c)	1,331,000	1,344,001
Mercedes-Benz Finance North America LLC (Germany), 6.28% (SOFR + 0.93%), 03/30/2025(b)(e)	5,848,000	5,886,054
5.38%, 08/01/2025(b)	8,190,000	8,211,476
Toyota Motor Credit Corp., 5.91% (SOFR + 0.56%), 01/10/2025(e)	6,681,000	6,697,008
5.60%, 09/11/2025	11,684,000	11,787,982
5.25%, 09/11/2028	7,679,000	7,798,369
Volkswagen Group of America Finance LLC (Germany), 6.30% (SOFR + 0.95%), 06/07/2024(b)(e)	3,282,000	3,288,311
5.80%, 09/12/2025(b)(c)	10,411,000	10,458,665
		107,245,999

Automotive Parts & Equipment–0.08%
ERAC USA Finance LLC, 5.00%, 02/15/2029(b)(c)	1,633,000	1,623,383

Automotive Retail–0.62%
Advance Auto Parts, Inc., 5.90%, 03/09/2026(c)	1,889,000	1,885,568
Lithia Motors, Inc., 4.63%, 12/15/2027(b)	6,000,000	5,721,968
O’Reilly Automotive, Inc., 5.75%, 11/20/2026	5,158,000	5,233,017
		12,840,553

Biotechnology–0.67%
AbbVie, Inc., 4.80%, 03/15/2027	10,819,000	10,790,082
Amgen, Inc., 5.25%, 03/02/2025(c)	3,293,000	3,285,532
		14,075,614

Building Products–0.34%
Carrier Global Corp., 5.80%, 11/30/2025	4,164,000	4,194,909
Lennox International, Inc., 5.50%, 09/15/2028	2,902,000	2,930,468
		7,125,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Bond Fund

	Principal Amount	Value
Cable & Satellite–0.35%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.15%, 11/10/2026(c)	$6,510,000	$ 6,568,750
Comcast Corp., 5.25%, 11/07/2025	682,000	685,291
		7,254,041

Cargo Ground Transportation–0.51%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(b)(c)	2,685,000	2,699,844
5.35%, 01/12/2027(b)(c)	1,612,000	1,608,215
6.05%, 08/01/2028(b)	2,217,000	2,268,964
Ryder System, Inc., 5.30%, 03/15/2027	3,996,000	4,001,971
		10,578,994

Commercial & Residential Mortgage Finance–0.16%
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(b)(d)	3,192,000	3,268,350

Communications Equipment–0.55%
Cisco Systems, Inc., 4.85%, 02/26/2029(c)	11,468,000	11,488,927

Computer & Electronics Retail–0.07%
Dell International LLC/EMC Corp., 5.85%, 07/15/2025	1,442,000	1,448,912

Construction Machinery & Heavy Transportation Equipment– 0.52%
Caterpillar Financial Services Corp.,
5.15%, 08/11/2025	3,091,000	3,092,354
5.80% (SOFR + 0.46%), 08/11/2025(e)	2,187,000	2,195,302
Cummins, Inc., 4.90%, 02/20/2029	2,250,000	2,241,385
Komatsu Finance America, Inc., 5.50%, 10/06/2027(b)	3,359,000	3,401,606
		10,930,647

Construction Materials–0.16%
Vulcan Materials Co., 5.80%, 03/01/2026	3,247,000	3,247,000

Consumer Finance–0.97%
Capital One Financial Corp.,
7.15%, 10/29/2027(d)	2,707,000	2,806,646
6.31%, 06/08/2029(d)	3,206,000	3,283,567
General Motors Financial Co., Inc.,
6.65% (SOFR + 1.30%), 04/07/2025(e)	6,655,000	6,703,103
6.05%, 10/10/2025	6,676,000	6,728,128
5.40%, 04/06/2026	633,000	633,459
		20,154,903

Distillers & Vintners–0.29%
Diageo Capital PLC (United Kingdom), 5.38%, 10/05/2026	5,907,000	5,957,825

	Principal Amount	Value
Distributors–0.18%
Genuine Parts Co., 6.50%, 11/01/2028(c)	$3,661,000	$ 3,838,642

Diversified Banks–18.16%
Banco Santander S.A. (Spain),
5.15%, 08/18/2025	3,600,000	3,574,194
6.53%, 11/07/2027(d)	400,000	409,366
Bank of America Corp., 5.08%, 01/20/2027(c)(d)	4,708,000	4,679,564
Bank of America N.A.,
5.65%, 08/18/2025	12,393,000	12,485,800
5.53%, 08/18/2026	4,328,000	4,371,949
Bank of Montreal (Canada),
5.92%, 09/25/2025(c)	12,827,000	12,963,991
5.30%, 06/05/2026	1,905,000	1,910,379
6.68% (SOFR + 1.33%), 06/05/2026(e)	3,968,000	4,019,884
Banque Federative du Credit Mutuel S.A. (France), 4.94%, 01/26/2026(b)	2,621,000	2,602,968
Barclays PLC (United Kingdom), 6.50%, 09/13/2027(d)	8,272,000	8,419,229
BPCE S.A. (France), 5.20%, 01/18/2027(b)	2,306,000	2,305,672
Canadian Imperial Bank of Commerce (Canada), 5.93%, 10/02/2026	12,827,000	13,069,884
Citibank N.A.,
5.86%, 09/29/2025(c)	9,674,000	9,790,467
5.49%, 12/04/2026	8,811,000	8,886,571
Citigroup, Inc.,
6.84% (3 mo. Term SOFR + 1.51%), 07/01/2026(e)	10,958,000	11,099,030
5.61%, 09/29/2026(d)	6,746,000	6,756,564
Series V, 4.70%(d)(f)	3,642,000	3,507,844
Citizens Bank N.A., 6.06%, 10/24/2025(d)	6,796,000	6,758,190
Comerica, Inc., 5.98%, 01/30/2030(c)(d)	1,195,000	1,173,796
Cooperatieve Rabobank U.A. (Netherlands), 5.50%, 10/05/2026	12,861,000	13,016,407
Credit Suisse AG (Switzerland), 4.75%, 08/09/2024	14,485,000	14,420,184
Fifth Third Bancorp, 6.34%, 07/27/2029(c)(d)	742,000	761,659
HSBC Holdings PLC (United Kingdom),
7.34%, 11/03/2026(d)	5,635,000	5,803,943
5.89%, 08/14/2027(d)	2,800,000	2,819,139
HSBC USA, Inc., 5.29%, 03/04/2027	10,000,000	10,011,232
ING Groep N.V. (Netherlands), 6.08%, 09/11/2027(c)(d)	5,999,000	6,079,960
JPMorgan Chase & Co.,
5.55%, 12/15/2025(d)	10,769,000	10,770,090
6.07%, 10/22/2027(d)	7,005,000	7,141,240
5.04%, 01/23/2028(c)(d)	6,817,000	6,782,685
6.09%, 10/23/2029(d)	4,534,000	4,688,348
JPMorgan Chase Bank N.A., 5.11%, 12/08/2026	4,770,000	4,777,318
KeyBank N.A.,
4.70%, 01/26/2026(c)	1,588,000	1,544,127
5.85%, 11/15/2027(c)	1,773,000	1,751,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Lloyds Banking Group PLC (United Kingdom),
5.99%, 08/07/2027(d)	$3,395,000	$ 3,419,725
5.46%, 01/05/2028(d)	9,006,000	8,970,845
Macquarie Bank Ltd. (Australia), 5.39%, 12/07/2026(b)	8,933,000	8,954,250
Manufacturers & Traders Trust Co.,
5.40%, 11/21/2025	6,300,000	6,242,115
4.65%, 01/27/2026(c)	5,291,000	5,154,755
Mitsubishi UFJ Financial Group, Inc. (Japan), 5.54%, 04/17/2026(c)(d)	7,500,000	7,496,515
Morgan Stanley Bank N.A.,
5.48%, 07/16/2025	2,352,000	2,362,359
5.88%, 10/30/2026	4,901,000	4,992,209
4.95%, 01/14/2028(d)	6,762,000	6,729,872
National Securities Clearing Corp.,
5.15%, 05/30/2025(b)	1,757,000	1,757,605
5.10%, 11/21/2027(b)	2,989,000	3,010,428
NatWest Group PLC (United Kingdom),
7.47%, 11/10/2026(d)	2,799,000	2,876,785
5.58%, 03/01/2028(d)	5,000,000	5,005,807
5.52%, 09/30/2028(d)	1,900,000	1,901,355
PNC Financial Services Group, Inc. (The),
5.67%, 10/28/2025(d)	3,678,000	3,674,356
5.81%, 06/12/2026(c)(d)	5,489,000	5,498,783
6.62%, 10/20/2027(d)	4,770,000	4,901,012
5.58%, 06/12/2029(c)(d)	5,377,000	5,408,655
Royal Bank of Canada (Canada), 4.88%, 01/19/2027	2,441,000	2,430,519
Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(d)	2,802,000	2,830,477
6.75%, 02/08/2028(b)(d)	3,983,000	4,082,253
Sumitomo Mitsui Financial Group, Inc. (Japan), 5.46%, 01/13/2026(c)	8,175,000	8,207,533
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 03/09/2026(b)	1,930,000	1,943,596
5.65%, 09/14/2026(b)	2,081,000	2,099,146
5.20%, 03/07/2027(b)	4,407,000	4,402,701
U.S. Bancorp,
5.73%, 10/21/2026(c)(d)	5,963,000	5,990,879
6.79%, 10/26/2027(c)(d)	13,446,000	13,896,433
UBS AG (Switzerland), 5.80%, 09/11/2025(c)	9,151,000	9,220,096
Wells Fargo & Co.,
5.57%, 07/25/2029(d)	2,789,000	2,808,460
6.30%, 10/23/2029(d)	3,114,000	3,228,871
7.63%(c)(d)(f)	3,036,000	3,220,070
Wells Fargo Bank N.A.,
4.81%, 01/15/2026	3,984,000	3,965,240
5.45%, 08/07/2026	4,963,000	5,006,612
5.25%, 12/11/2026	8,443,000	8,475,957
		379,319,617

	Principal Amount	Value
Diversified Capital Markets–1.40%
UBS Group AG (Switzerland),
6.37%, 07/15/2026(b)(d)	$9,684,000	$ 9,752,718
5.71%, 01/12/2027(b)(c)(d)	10,796,000	10,795,673
6.25%, 09/22/2029(b)(d)	8,544,000	8,779,928
		29,328,319

Diversified Financial Services–1.20%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
6.10%, 01/15/2027	9,459,000	9,582,420
5.75%, 06/06/2028	2,243,000	2,260,585
LPL Holdings, Inc., 6.75%, 11/17/2028	1,989,000	2,077,211
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	11,240,000	11,110,928
		25,031,144

Diversified Metals & Mining–0.92%
BHP Billiton Finance (USA) Ltd. (Australia),
5.25%, 09/08/2026(c)	11,768,000	11,844,853
5.10%, 09/08/2028	7,359,000	7,408,095
		19,252,948

Diversified REITs–0.53%
VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(b)	11,169,000	11,169,407

Diversified Support Services–0.24%
Element Fleet Management Corp. (Canada), 6.32%, 12/04/2028(b)(c)	4,635,000	4,756,477
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	217,000	222,360
		4,978,837

Electric Utilities–4.24%
Alexander Funding Trust II, 7.47%, 07/31/2028(b)	2,716,000	2,844,423
CenterPoint Energy Houston Electric LLC, 5.20%, 10/01/2028	2,173,000	2,193,121
Duke Energy Corp.,
5.00%, 12/08/2025	3,193,000	3,183,614
4.85%, 01/05/2027	6,227,000	6,183,307
5.00%, 12/08/2027	941,000	935,144
4.85%, 01/05/2029(c)	1,704,000	1,676,384
Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	2,726,000	2,779,952
Eversource Energy, 5.00%, 01/01/2027	3,204,000	3,184,503
Georgia Power Co., 6.09% (SOFR + 0.75%), 05/08/2025(e)	9,253,000	9,280,401
National Rural Utilities Cooperative Finance Corp.,
5.60%, 11/13/2026	5,094,000	5,166,309
4.80%, 02/05/2027(c)	11,294,000	11,240,132
6.14% (SOFR + 0.80%), 02/05/2027(e)	13,999,000	14,059,829
4.85%, 02/07/2029	3,101,000	3,074,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal Amount	Value
Electric Utilities–(continued)
NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	$2,100,000	$ 2,107,957
5.75%, 09/01/2025	7,423,000	7,464,921
4.95%, 01/29/2026(c)	9,800,000	9,727,491
PacifiCorp, 5.10%, 02/15/2029(c)	1,976,000	1,970,893
Southern Co. (The), 5.15%, 10/06/2025(c)	1,457,000	1,455,593
		88,528,014

Electrical Components & Equipment–0.46%
Regal Rexnord Corp.,
6.05%, 02/15/2026(b)	6,449,000	6,478,127
6.05%, 04/15/2028(b)	3,137,000	3,157,625
		9,635,752

Environmental & Facilities Services–0.60%
Veralto Corp.,
5.50%, 09/18/2026(b)	8,414,000	8,453,580
5.35%, 09/18/2028(b)(c)	4,060,000	4,090,411
		12,543,991

Financial Exchanges & Data–0.10%
Nasdaq, Inc.,
5.65%, 06/28/2025	1,357,000	1,361,927
5.35%, 06/28/2028	686,000	693,312
		2,055,239

Food Distributors–0.14%
Aramark Services, Inc., 5.00%, 04/01/2025(b)	3,034,000	3,017,222

Gas Utilities–0.05%
Southwest Gas Corp., 5.45%, 03/23/2028	1,101,000	1,111,912

Health Care Services–0.10%
CVS Health Corp., 5.00%, 01/30/2029	2,180,000	2,174,100

Home Improvement Retail–0.34%
Home Depot, Inc. (The), 5.13%, 04/30/2025	7,067,000	7,072,078

Homebuilding–0.16%
Meritage Homes Corp., 6.00%, 06/01/2025	3,323,000	3,321,373

Hotels, Resorts & Cruise Lines–0.04%
Marriott International, Inc., 4.88%, 05/15/2029	929,000	916,985

Industrial Machinery & Supplies & Components–0.07%
Nordson Corp., 5.60%, 09/15/2028	1,394,000	1,418,164

Industrial REITs–0.06%
LXP Industrial Trust, 6.75%, 11/15/2028	1,237,000	1,278,196

Integrated Oil & Gas–0.62%
BP Capital Markets America, Inc., 4.70%, 04/10/2029(c)	1,953,000	1,930,358

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Occidental Petroleum Corp.,
6.95%, 07/01/2024	$2,760,000	$ 2,770,253
5.88%, 09/01/2025	8,323,000	8,348,219
		13,048,830

Internet Services & Infrastructure–0.05%
VeriSign, Inc., 5.25%, 04/01/2025	996,000	992,749

Investment Banking & Brokerage–1.70%
Charles Schwab Corp. (The), 5.88%, 08/24/2026(c)	12,995,000	13,200,005
Goldman Sachs Group, Inc. (The),
6.16% (SOFR + 0.81%), 03/09/2027(e)	6,772,000	6,738,785
6.17% (SOFR + 0.82%), 09/10/2027(e)	620,000	618,596
Series W, 7.50%(c)(d)(f)	10,381,000	10,941,821
Morgan Stanley,
5.05%, 01/28/2027(c)(d)	2,445,000	2,437,237
5.45%, 07/20/2029(d)	1,488,000	1,494,358
		35,430,802

Leisure Products–0.23%
Polaris, Inc., 6.95%, 03/15/2029(c)	4,611,000	4,862,109

Life & Health Insurance–2.49%
Corebridge Global Funding,
6.65% (SOFR + 1.30%), 09/25/2026(b)(e)	5,425,000	5,451,011
5.90%, 09/19/2028(b)	2,337,000	2,384,495
5.20%, 01/12/2029(b)(c)	2,151,000	2,129,296
Delaware Life Global Funding, Series 22-1, 3.31%, 03/10/2025(b)	6,041,000	5,799,602
GA Global Funding Trust, 5.50%, 01/08/2029(b)	3,437,000	3,398,423
Jackson National Life Global Funding, 5.50%, 01/09/2026(b)(c)	6,504,000	6,477,360
Pacific Life Global Funding II,
6.40% (SOFR + 1.05%), 07/28/2026(b)(e)	5,828,000	5,860,176
5.50%, 08/28/2026(b)	9,059,000	9,122,910
Pricoa Global Funding I, 5.55%, 08/28/2026(b)(c)	3,731,000	3,776,920
Principal Life Global Funding II, 5.00%, 01/16/2027(b)(c)	1,737,000	1,741,436
Protective Life Global Funding, 5.37%, 01/06/2026(b)(c)	5,933,000	5,948,940
		52,090,569

Managed Health Care–0.78%
Elevance Health, Inc., 5.35%, 10/15/2025(c)	5,318,000	5,313,991
Humana, Inc.,
5.70%, 03/13/2026	2,929,000	2,907,618
5.75%, 12/01/2028	2,254,000	2,303,070
UnitedHealth Group, Inc.,
5.00%, 10/15/2024	3,436,000	3,426,406
5.15%, 10/15/2025	2,254,000	2,259,504
		16,210,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal Amount	Value
Movies & Entertainment–0.81%
Netflix, Inc.,
5.75%, 03/01/2024	$5,202,000	$ 5,202,000
5.88%, 02/15/2025	3,935,000	3,947,439
Warnermedia Holdings, Inc., 6.41%, 03/15/2026(c)	7,820,000	7,819,380
		16,968,819

Multi-Family Residential REITs–0.66%
Camden Property Trust, 5.85%, 11/03/2026(c)	13,446,000	13,736,605

Multi-Utilities–0.25%
NiSource, Inc., 5.25%, 03/30/2028	558,000	560,792
WEC Energy Group, Inc.,
5.00%, 09/27/2025	3,413,000	3,395,421
5.15%, 10/01/2027	1,180,000	1,179,465
		5,135,678

Office REITs–0.72%
Brandywine Operating Partnership L.P., 7.80%, 03/15/2028(c)	5,113,000	5,070,206
Office Properties Income Trust,
4.25%, 05/15/2024	9,131,000	9,090,522
2.65%, 06/15/2026	1,485,000	879,421
		15,040,149

Oil & Gas Exploration & Production–1.01%
Apache Corp., 7.75%, 12/15/2029	1,687,000	1,810,007
Civitas Resources, Inc., 8.38%, 07/01/2028(b)	2,844,000	2,979,585
Devon Energy Corp.,
5.25%, 10/15/2027	4,887,000	4,880,063
5.88%, 06/15/2028	7,217,000	7,262,420
Pioneer Natural Resources Co., 5.10%, 03/29/2026	618,000	617,516
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	3,495,000	3,589,610
		21,139,201

Oil & Gas Storage & Transportation–3.94%
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(b)	908,000	919,232
Enbridge, Inc. (Canada), 5.97%, 03/08/2026	6,255,000	6,253,339
Energy Transfer L.P.,
6.05%, 12/01/2026	5,564,000	5,666,979
5.50%, 06/01/2027	21,318,000	21,402,180
6.10%, 12/01/2028	2,303,000	2,382,170
Enterprise Products Operating LLC, Series D, 8.57% (3 mo. Term SOFR + 3.25%), 08/16/2077(c)(e)	1,950,000	1,957,278
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	4,719,000	4,561,448
ONEOK Partners L.P., 4.90%, 03/15/2025	2,228,000	2,211,516
ONEOK, Inc.,
5.85%, 01/15/2026	2,679,000	2,704,069
5.55%, 11/01/2026	2,405,000	2,423,908
5.65%, 11/01/2028(c)	1,088,000	1,107,628

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/2028	$11,343,000	$ 12,129,527
TransCanada PipeLines Ltd. (Canada), 6.20%, 03/09/2026	8,153,000	8,153,179
Transcanada Trust (Canada), 5.63%, 05/20/2075(d)	4,092,000	3,970,435
Williams Cos., Inc. (The), 5.30%, 08/15/2028	6,396,000	6,446,872
		82,289,760

Packaged Foods & Meats–0.41%
General Mills, Inc.,
5.24%, 11/18/2025(c)	5,645,000	5,641,215
5.50%, 10/17/2028(c)	2,952,000	3,002,216
		8,643,431

Paper & Plastic Packaging Products & Materials–0.20%
Berry Global, Inc., 4.88%, 07/15/2026(b)	3,243,000	3,170,204
Sealed Air Corp., 5.50%, 09/15/2025(b)	938,000	937,109
		4,107,313

Passenger Airlines–0.95%
American Airlines Pass-Through Trust, Series 2021-1, Class B, 3.95%, 07/11/2030	2,033,615	1,867,334
British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	426,104	392,356
Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	406,000	403,638
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	10,292,717	10,166,838
United Airlines Pass-Through Trust,
Series 2016-2, Class B, 3.65%, 10/07/2025	1,692,639	1,621,737
Series 2020-1, Class A, 5.88%, 10/15/2027	3,897,503	3,939,119
United AirLines, Inc., 4.38%, 04/15/2026(b)	1,404,000	1,352,816
		19,743,838

Personal Care Products–0.19%
Kenvue, Inc., 5.50%, 03/22/2025	3,916,000	3,925,038

Pharmaceuticals–1.08%
AstraZeneca Finance LLC (United Kingdom), 4.80%, 02/26/2027	6,637,000	6,622,617
Bristol-Myers Squibb Co.,
4.95%, 02/20/2026(c)	3,067,000	3,062,722
4.90%, 02/22/2027(c)	957,000	956,130
4.90%, 02/22/2029(c)	1,021,000	1,018,936
Eli Lilly and Co.,
4.50%, 02/09/2027(c)	8,686,000	8,653,938
4.50%, 02/09/2029(c)	2,277,000	2,264,829
		22,579,172

Rail Transportation–0.62%
TTX Co., 5.50%, 09/25/2026(b)	12,861,000	12,900,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal Amount	Value
Real Estate Development–0.57%
Piedmont Operating Partnership L.P., 9.25%, 07/20/2028	$11,259,000	$ 11,902,526

Regional Banks–0.88%
Huntington Bancshares, Inc., 6.21%, 08/21/2029(c)(d)	2,191,000	2,228,948
Santander UK Group Holdings PLC (United Kingdom), 6.83%, 11/21/2026(d)	2,892,000	2,936,949
Truist Financial Corp.,
5.75% (SOFR + 0.40%), 06/09/2025(e)	6,463,000	6,446,998
6.05%, 06/08/2027(d)	2,361,000	2,385,311
7.16%, 10/30/2029(d)	1,503,000	1,591,323
5.44%, 01/24/2030(c)(d)	2,844,000	2,814,398
		18,403,927

Renewable Electricity–0.02%
NextEra Energy Operating Partners L.P., 4.25%, 09/15/2024(b)	375,000	363,750

Retail REITs–0.05%
Realty Income Corp., 5.05%, 01/13/2026	1,020,000	1,016,010

Self-Storage REITs–0.12%
Extra Space Storage L.P., 5.70%, 04/01/2028	1,199,000	1,216,523
Public Storage Operating Co., 5.13%, 01/15/2029(c)	1,289,000	1,302,483
		2,519,006

Soft Drinks & Non-alcoholic Beverages–0.80%
Nestle Holdings, Inc., 5.00%, 09/12/2028(b)(c)	3,479,000	3,515,257
PepsiCo, Inc.,
5.25%, 11/10/2025	9,536,000	9,578,331
5.13%, 11/10/2026	3,602,000	3,625,838
		16,719,426

Sovereign Debt–1.09%
Indonesia Government International Bond (Indonesia), 4.40%, 03/10/2029	9,538,000	9,319,708
Mexico Government International Bond (Mexico), 5.00%, 05/07/2029	9,715,000	9,568,559
Romanian Government International Bond (Romania), 5.88%, 01/30/2029(b)	3,794,000	3,770,519
		22,658,786

Specialized Finance–0.10%
Blackstone Private Credit Fund, 7.05%, 09/29/2025	2,134,000	2,162,749

Specialty Chemicals–0.36%
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026(c)	3,892,000	3,638,341
8.75%, 05/03/2029(b)	3,835,000	3,841,117
		7,479,458

Steel–0.30%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	3,828,000	3,988,242

	Principal Amount	Value
Steel–(continued)
POSCO (South Korea), 5.63%, 01/17/2026(b)	$2,197,000	$ 2,199,614
		6,187,856

Systems Software–0.14%
Oracle Corp., 5.80%, 11/10/2025	2,905,000	2,930,211

Technology Hardware, Storage & Peripherals–0.74%
Hewlett Packard Enterprise Co.,
5.90%, 10/01/2024	7,878,000	7,887,606
6.10%, 04/01/2026(c)	7,633,000	7,636,692
		15,524,298

Tobacco–0.89%
Philip Morris International, Inc.,
5.00%, 11/17/2025	3,430,000	3,419,299
4.75%, 02/12/2027	6,039,000	5,965,541
5.13%, 11/17/2027	1,808,000	1,811,826
5.25%, 09/07/2028	3,424,000	3,451,969
4.88%, 02/13/2029(c)	3,985,000	3,918,993
		18,567,628

Trading Companies & Distributors–0.25%
Avolon Holdings Funding Ltd. (Ireland), 6.38%, 05/04/2028(b)	5,159,000	5,236,963

Transaction & Payment Processing Services–0.46%
Fiserv, Inc., 5.15%, 03/15/2027	9,646,000	9,651,443

Wireless Telecommunication Services–0.31%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(b)	2,112,500	2,098,724
T-Mobile USA, Inc., 4.95%, 03/15/2028(c)	1,533,000	1,524,723
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	3,001,000	2,843,447
		6,466,894
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,421,825,526)		1,425,050,032

Asset-Backed Securities–27.36%
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(g)	644,960	612,797
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(g)	2,119,324	1,967,627
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(g)	1,206,772	1,120,153
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(g)	2,656,173	2,235,987
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(g)	10,149,541	8,491,826
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(h)	6,478,736	5,797,716
Series 2023-6, Class A1, 6.50%, 12/25/2067(b)(h)	5,209,493	5,229,667
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)(h)	6,464,957	6,438,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal Amount	Value
Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-5A, Class A, 6.12%, 04/20/2027(b)	$19,000,000	$ 19,249,698
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	2,033,000	2,025,290
Series 2023-2A, Class A, 5.20%, 10/20/2027(b)	2,425,000	2,413,355
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	6,690,000	6,726,086
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-2A, Class AR2, 6.77% (3 mo. Term SOFR + 1.44%), 07/25/2034(b)(e)	11,812,000	11,817,646
Series 2021-1A, Class A, 6.62% (3 mo. Term SOFR + 1.32%), 04/18/2034(b)(e)	4,000,000	3,995,564
Series 2022-1A, Class A1, 6.62% (3 mo. Term SOFR + 1.32%), 04/18/2035(b)(e)	2,554,000	2,555,262
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class A, 3.22%, 04/14/2033(b)	20,000,000	19,242,334
Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 4.61%, 05/25/2034(g)	12,231	11,602
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(g)	5,460,271	4,571,377
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(g)	5,459,466	4,387,798
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(g)	5,019,956	4,374,610
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(g)	5,812,519	4,866,282
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 5.50%, 08/25/2033(g)	7,725	7,344
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	93,234	86,091
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	182,761	168,369
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(i)	18,083,807	284,621
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(g)	1,125,465	1,046,107

	Principal Amount	Value
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 6.28% (1 mo. Term SOFR + 0.96%), 11/15/2038(b)(e)	$3,402,970	$ 3,383,213
Series 2021-VOLT, Class A, 6.13% (1 mo. Term SOFR + 0.81%), 09/15/2036(b)(e)	6,565,000	6,495,684
Series 2021-VOLT, Class B, 6.38% (1 mo. Term SOFR + 1.06%), 09/15/2036(b)(e)	11,325,000	11,166,171
Series 2021-VOLT, Class C, 6.53% (1 mo. Term SOFR + 1.21%), 09/15/2036(b)(e)	2,795,000	2,752,626
Series 2021-VOLT, Class D, 7.08% (1 mo. Term SOFR + 1.76%), 09/15/2036(b)(e)	6,464,000	6,363,908
BX Trust,
Series 2021-LGCY, Class A, 5.94% (1 mo. Term SOFR + 0.62%), 10/15/2036(b)(e)	25,000,000	24,597,593
Series 2022-CLS, Class A, 5.76%, 10/13/2027(b)	2,630,000	2,617,915
Series 2022-LBA6, Class A, 6.32% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(e)	5,550,000	5,513,009
Series 2022-LBA6, Class B, 6.62% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(e)	3,435,000	3,404,374
Series 2022-LBA6, Class C, 6.92% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(e)	1,835,000	1,816,744
CarMax Auto Owner Trust, Series 2022-4, Class A4, 5.70%, 07/17/2028	11,274,000	11,411,854
CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 0.87%, 11/13/2050(i)	7,776,965	174,009
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 6.56% (3 mo. Term SOFR + 1.24%), 04/20/2031(b)(e)	5,071,808	5,078,808
Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(g)	50,112	46,393
Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(g)	1,549,424	1,375,191
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.46%, 01/25/2036(g)	209,276	186,478
CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 6.78% (3 mo. Term SOFR + 1.46%), 10/17/2031(b)(e)	2,390,000	2,391,131
Series 2016-1A, Class ARR, 6.75% (3 mo. Term SOFR + 1.34%), 10/21/2031(b)(e)	2,424,000	2,427,510
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(i)	18,616,285	527,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 5.79%, 08/25/2034(g)	$43,503	$ 40,205
Series 2006-AR1, Class 1A1, 7.20% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	339,293	316,840
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(g)	5,542,912	4,454,864
COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(g)	23,861	23,761
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(g)	7,234,047	6,112,259
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(g)	3,816,576	3,307,410
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(h)	3,806,204	3,454,481
Series 2022-5, Class A1, 4.55%, 04/25/2067(b)(g)	12,727,647	12,706,434
Commercial Mortgage Trust, Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	94,533	93,800
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	141,193	130,281
Series 2005-J4, Class A7, 5.50%, 11/25/2035	268,148	215,660
Credit Suisse Mortgage Capital Trust,
Series 2020-AFC1, Class A1, 3.24%, 02/25/2050(b)(g)	2,996,699	2,744,656
Series 2021-INV1, Class A4, 2.50%, 07/25/2056(b)(g)	12,550,153	11,066,697
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(g)	884,565	748,738
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(g)	4,051,956	3,520,534
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(g)	4,939,460	4,590,300
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(g)	2,955,000	2,552,431
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(g)	5,600,370	5,433,175
Series 2022-NQM4, Class A1A, 4.82%, 06/25/2067(b)(h)	8,636,303	8,448,545
Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.66% (3 mo. Term SOFR + 1.34%), 01/15/2034(b)(e)	1,705,121	1,707,418
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(g)	230,794	223,411
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(g)	1,006,935	844,298
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(g)	3,604,308	3,065,980
Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(h)	5,224,363	5,123,427
Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	645,425	640,904

	Principal Amount	Value
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(g)	$8,660,296	$ 7,526,516
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(g)	1,847,213	1,610,224
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	5,507,791	5,556,007
GCAT Trust,
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059(b)(g)	1,605,146	1,515,067
Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(b)(h)	706,754	647,336
GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 6.65% (3 mo. Term SOFR + 1.33%), 01/20/2033(b)(e)	6,000,000	6,001,722
GoldenTree Loan Management US CLO 2 Ltd., Series 2017-2A, Class AR, 6.49% (3 mo. Term SOFR + 1.17%), 11/20/2030(b)(e)	4,584,644	4,587,321
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 6.65% (3 mo. Term SOFR + 1.33%), 10/20/2032(b)(e)	7,000,000	7,010,136
Golub Capital Partners CLO 35(B) Ltd., Series 2017-35A, Class AR, 6.77% (3 mo. Term SOFR + 1.45%), 07/20/2029(b)(e)	3,364,043	3,365,543
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(g)	4,564,208	3,976,025
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 4.65%, 07/25/2035(g)	30,383	27,222
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	700,000	680,082
Hilton Grand Vacations Trust, Series 2019 AA, Class A, 2.34%, 07/25/2033(b)	980,398	932,520
HPEFS Equipment Trust, Series 2023-2A, Class A2, 6.04%, 01/21/2031(b)	1,775,000	1,783,463
ICG US CLO Ltd., Series 2016-1A, Class A1RR, 6.83% (3 mo. Term SOFR + 1.51%), 04/29/2034(b)(e)	3,000,000	2,995,794
IP Lending III Ltd., Series 2022-3A, Class SNR, 3.38%, 11/02/2026(b)(j)	636,480	575,505
IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(b)(j)	6,557,000	6,290,130
IP Lending VII Ltd., Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(j)	8,658,000	8,831,160
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(g)	117,763	114,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2015- C27, Class XA, IO, 1.14%, 02/15/2048(i)	$24,634,547	$ 149,236
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(g)	13,773	12
Life Mortgage Trust,
Series 2021-BMR, Class A, 6.13% (1 mo. Term SOFR + 0.81%), 03/15/2038(b)(e)	7,254,320	7,179,684
Series 2021-BMR, Class B, 6.31% (1 mo. Term SOFR + 0.99%), 03/15/2038(b)(e)	3,519,033	3,469,160
Med Trust, Series 2021-MDLN, Class A, 6.38% (1 mo. Term SOFR + 1.06%), 11/15/2038(b)(e)	4,115,250	4,087,837
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(g)	3,563,229	3,099,960
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(g)	3,439,268	2,987,078
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.39%, 11/25/2035(g)	291,857	266,620
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(g)	7,061,654	6,081,550
MMAF Equipment Finance LLC, Series 2020-A, Class A3, 0.97%, 04/09/2027(b)	4,388,989	4,191,729
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(i)	6,959,552	186,116
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 6.59% (3 mo. Term SOFR + 1.28%), 04/19/2030(b)(e)	6,494,475	6,502,521
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(g)	573,259	529,961
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(g)	928,863	849,234
Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(g)	3,627,005	3,275,790
OBX Trust,
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(g)	100,252	96,440
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(g)	4,520,625	3,884,057
Series 2022-NQM2, Class A1, 2.96%, 01/25/2062(b)(g)	5,512,123	5,024,482
Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(b)(h)	3,438,080	3,180,962
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(h)	3,610,000	3,052,515
Series 2022-NQM7, Class A1, 5.11%, 08/25/2062(b)(h)	3,223,186	3,167,029
Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(b)(h)	7,524,884	7,508,219
Series 2023-NQM1, Class A1, 6.12%, 11/25/2062(b)(g)	3,372,081	3,363,706

	Principal Amount	Value
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(g)	$3,988,739	$ 3,481,911
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 6.54% (3 mo. Term SOFR + 1.22%), 07/15/2030(b)(e)	4,848,284	4,855,077
Series 2020-8RA, Class A1, 6.80% (3 mo. Term SOFR + 1.48%), 01/17/2032(b)(e)	9,602,000	9,612,293
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 6.84% (3 mo. Term SOFR + 1.52%), 01/20/2033(b)(e)	7,550,413	7,568,549
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(g)	5,367,909	4,445,361
PPM CLO 3 Ltd., Series 2019-3A, Class AR, 6.67% (3 mo. Term SOFR + 1.35%), 04/17/2034(b)(e)	3,874,000	3,862,026
PRKCM Trust,
Series 2021-AFC2, Class M1, 5.34%, 08/25/2057(b)(g)	5,608,871	5,527,798
Series 2023-AFC4, Class A1, 7.23%, 11/25/2058(b)(h)	6,094,579	6,214,037
Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	3,658,180	3,221,841
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	8,612,756	8,403,340
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	6,384,000	6,615,673
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	2,841	2,114
Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(b)(g)	92,055	90,053
Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(g)	468,744	447,672
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	2,982,001	2,842,191
Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(g)	462,437	379,619
Series 2013-6, Class A2, 3.00%, 05/25/2043(g)	597,889	522,364
Series 2013-7, Class A2, 3.00%, 06/25/2043(g)	373,756	326,072
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class A, 2.34%, 08/20/2036(b)	917,906	877,506
Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	4,498,592	3,886,429
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(g)	82,894	77,650
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(g)	1,109,536	1,020,675
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(g)	4,754,831	4,085,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

	Principal Amount	Value
Structured Asset Securities Corp. Pass-Through Ctfs., Series 2002-AL1, Class AIO, 3.45%, 02/25/2032(g)(k)	$253,666	$ 15,087
Textainer Marine Containers Ltd., Series 2021-3A, CLass A, 1.94%, 08/20/2046(b)	2,200,000	1,884,965
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	5,229,280	4,636,513
TICP CLO XV Ltd., Series 2020-15A, Class A, 6.86% (3 mo. Term SOFR + 1.54%), 04/20/2033(b)(e)	7,162,000	7,167,393
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(b)	6,409,000	6,056,680
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(i)	11,638,715	299,773
Vendee Mortgage Trust, Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(k)	316,873	1,270
Verus Securitization Trust,
Series 2020-1, Class A1, 3.42%, 01/25/2060(b)(h)	962,162	918,516
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(g)	59,324	58,899
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(g)	2,117,635	1,841,541
Series 2021-2, Class A1, 1.03%, 02/25/2066(b)(g)	1,321,075	1,143,575
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(g)	5,225,275	4,485,293
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(g)	1,548,158	1,401,400
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(h)	3,589,891	3,208,685
Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(h)	1,905,315	1,891,673
Series 2022-INV2, Class A1, 6.79%, 10/25/2067(b)(h)	2,573,478	2,591,732
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	1,070,554	992,934
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 5.88%, 10/25/2033(g)	74,777	69,794
Series 2005-AR14, Class 1A4, 4.92%, 12/25/2035(g)	31,757	27,791
Series 2005-AR16, Class 1A1, 4.93%, 12/25/2035(g)	150,416	133,484
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(i)	11,601,032	306,101
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 06/15/2049(b)	6,299,886	6,047,534
WF Card Issuance Trust, Series 2024-A1, Class A, 4.94%, 02/15/2029	10,000,000	10,007,400

	Principal Amount	Value
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	$9,745,125	$ 8,580,520
Total Asset-Backed Securities (Cost $604,698,666)		571,313,794

U.S. Treasury Securities–2.83%
U.S. Treasury Bills–0.52%
4.79% - 5.29%, 04/18/2024(l)(m)	10,863,000	10,796,286
U.S. Treasury Notes–2.31%
4.25%, 01/31/2026	15,484,900	15,370,578
4.13%, 02/15/2027	4,093,000	4,059,584
4.00%, 01/31/2029	29,243,200	28,909,645
		48,339,807
Total U.S. Treasury Securities (Cost $59,047,504)		59,136,093

Agency Credit Risk Transfer Notes–0.66%
Fannie Mae Connecticut Avenue Securities,
Series 2018-R07, Class 1M2, 7.84% (30 Day Average SOFR + 2.51%), 04/25/2031(b)(e)	11,256	11,257
Series 2022-R03, Class 1M1, 7.42% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(e)	4,830,117	4,900,500
Series 2022-R04, Class 1M1, 7.32% (30 Day Average SOFR + 2.00%), 03/25/2042(b)(e)	2,456,844	2,491,139
Series 2023-R02, Class 1M1, 7.62% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(e)	1,595,506	1,631,537
Freddie Mac,
Series 2022-HQA3, Class M1, STACR®, 7.62% (30 Day Average SOFR + 2.30%), 08/25/2042(b)(e)	2,314,237	2,365,170
Series 2022-DNA6, Class M1, STACR®, 7.47% (30 Day Average SOFR + 2.15%), 09/25/2042(b)(e)	1,112,267	1,123,718
Series 2023-DNA1, Class M1, STACR®, 7.42% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(e)	1,336,607	1,364,140
Total Agency Credit Risk Transfer Notes (Cost $13,656,904)		13,887,461

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.61%
Collateralized Mortgage Obligations–0.34%
Fannie Mae Interest STRIPS, IO,
7.50%, 11/25/2029(k)	284,408	38,505
6.50%, 02/25/2032 to 07/25/2032(k)	191,082	26,977
6.00%, 12/25/2032 to 09/25/2035(k)	473,560	65,301
5.50%, 11/25/2033 to 06/25/2035(k)	386,891	59,112
PO, 0.00%, 09/25/2032(n)	15,609	13,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
Fannie Mae REMICs,
IO, 3.00%, 11/25/2027(k)	$425,523	$13,537

2.44% (7.90% - (30 Day Average SOFR + 0.11%)), 11/18/2031 to 12/18/2031(e)(k)	102,814	8,364

2.46% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(e)(k)	21,482	1,934

2.51% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032 to 07/25/2032(e)(k)	105,164	7,466

2.54% (8.00% - (30 Day Average SOFR + 0.11%)), 03/18/2032(e)(k)	43,293	3,915

2.66% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032 to 04/25/2032(e)(k)	60,669	5,895

1.56% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032(e)(k)	40,963	2,655

2.36% (7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(e)(k)	19,381	1,896

2.56% (8.00% - (30 Day Average SOFR + 0.11%)), 07/25/2032 to 09/25/2032(e)(k)	127,924	12,915

2.64% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(e)(k)	90,037	7,152

2.81% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(e)(k)	111,579	14,260

7.00%, 04/25/2033(k)	541,009	83,026

1.26% (6.70% - (30 Day Average SOFR + 0.11%)), 02/25/2035(e)(k)	472,304	34,747

0.61% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 07/25/2038(e)(k)	259,346	14,773

1.31% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 05/25/2035(e)(k)	146,738	5,422

1.16% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(e)(k)	100,329	5,352

3.50%, 08/25/2035(k)	2,476,487	283,927

1.10% (6.54% - (30 Day Average SOFR + 0.11%)), 06/25/2037(e)(k)	92,605	6,282

1.11% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(e)(k)	264,458	19,796

0.71% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(e)(k)	519,870	53,224

4.50%, 02/25/2043(k)	162,711	21,932

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
0.46% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(e)(k)	$4,311,003	$336,120

6.50%, 11/25/2029	30,854	31,158

6.44% (30 Day Average SOFR + 1.11%), 04/25/2032(e)	26,999	27,273

5.96% (30 Day Average SOFR + 0.61%), 10/18/2032(e)	13,475	13,403

5.84% (30 Day Average SOFR + 0.51%), 11/25/2033 to 03/25/2042(e)	69,811	68,822

5.50%, 04/25/2035 to 07/25/2046(k)	2,169,723	1,585,217

4.63% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(e)	56,068	64,770

4.27% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(e)	177,038	197,634

4.27% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(e)	23,449	25,364

5.00%, 04/25/2040	37,544	37,093

4.00%, 03/25/2041 to 08/25/2047(k)	719,066	160,945

5.89% (30 Day Average SOFR + 0.56%), 02/25/2047(e)	42,040	41,913

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(i)	47,416,254	138,171

Series KC03, Class X1, IO, 0.63%, 11/25/2024(i)	34,214,730	100,454

Series K734, Class X1, IO, 0.65%, 02/25/2026(i)	26,634,704	241,590

Series K735, Class X1, IO, 1.10%, 05/25/2026(i)	26,284,486	431,110

Series K093, Class X1, IO, 0.94%, 05/25/2029(i)	21,533,585	847,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs,
IO, 0.56% (6.00% - (30 Day Average SOFR + 0.11%)), 03/15/2024 to 04/15/2038(e)(k)	$27,520	$2,033

3.00%, 06/15/2027 to 12/15/2027(k)	1,445,930	48,175

2.50%, 05/15/2028(k)	356,817	11,867

3.26% (8.70% - (30 Day Average SOFR + 0.11%)), 07/17/2028(e)(k)	196	1

2.61% (8.05% - (30 Day Average SOFR + 0.11%)), 02/15/2029(e)(k)	83,983	5,245

2.31% (7.75% - (30 Day Average SOFR + 0.11%)), 06/15/2029(e)(k)	82,602	3,719

2.66% (8.10% - (30 Day Average SOFR + 0.11%)), 06/15/2029 to 09/15/2029(e)(k)	53,151	2,876

1.26% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(e)(k)	287,710	13,427

1.31% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(e)(k)	56,802	2,740

1.28% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(e)(k)	169,089	8,170

0.71% (6.15% - (30 Day Average SOFR + 0.11%)), 07/15/2035(e)(k)	204,946	7,595

1.56% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(e)(k)	37,330	3,296

0.63% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(e)(k)	558,348	40,885

0.81% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(e)(k)	110,512	6,906

0.66% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(e)(k)	634,046	45,861

6.50%, 04/15/2028 to 06/15/2032	445,217	454,998

6.00%, 01/15/2029 to 04/15/2029	189,387	189,786

7.50%, 09/15/2029	25,511	26,170

8.00%, 03/15/2030	15,171	15,661

6.39% (30 Day Average SOFR + 1.06%), 08/15/2031 to 01/15/2032(e)	40,010	40,432

6.44% (30 Day Average SOFR + 1.11%), 12/15/2031 to 03/15/2032(e)	82,621	83,080

5.94% (30 Day Average SOFR + 0.61%), 01/15/2033(e)	1,792	1,789

5.00%, 08/15/2035	858,507	857,564

4.00%, 06/15/2038 to 03/15/2045(k)	202,733	57,620

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
Freddie Mac STRIPS,
IO, 3.00%, 12/15/2027(k)	$609,594	$25,503

3.27%, 12/15/2027(i)	166,681	6,207

6.50%, 02/01/2028(k)	7,228	596

7.00%, 09/01/2029(k)	71,053	8,394

7.50%, 12/15/2029(k)	33,235	4,265

6.00%, 12/15/2032(k)	30,401	3,467

		7,138,665

Federal Home Loan Mortgage Corp. (FHLMC)–0.06%
8.50%, 05/01/2024 to 08/17/2026	8,400	8,396

6.00%, 07/01/2024	8,616	8,662

7.00%, 10/25/2024 to 03/01/2035	440,911	455,420

9.00%, 01/01/2025 to 05/01/2025	457	459

6.50%, 07/01/2028 to 04/01/2034	41,396	42,634

7.50%, 01/01/2032 to 02/01/2032	227,714	234,173

5.00%, 07/01/2033 to 06/01/2034	143,156	142,315

5.50%, 09/01/2039	354,858	360,040

ARM, 7.50% (6 mo. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.69%), 07/01/2036(e)	8,164	8,244

5.79% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.29%), 02/01/2037(e)	1,550	1,552

6.45% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.08%), 01/01/2038(e)	6,240	6,268

		1,268,163

Federal National Mortgage Association (FNMA)–0.17%
7.00%, 11/01/2025 to 08/01/2036	851,236	874,044

8.00%, 09/01/2026 to 07/01/2032	40,167	40,151

7.50%, 02/01/2027 to 08/01/2033	536,272	546,208

6.50%, 12/01/2029 to 10/01/2035	690,511	704,342

9.00%, 01/01/2030	13,714	13,725

8.50%, 05/01/2030 to 07/01/2030	53,546	54,787

6.00%, 06/01/2030 to 03/01/2037	1,038,919	1,068,275

5.50%, 02/01/2035 to 05/01/2036	141,881	144,109

ARM, 6.33% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(e)	14,093	14,021

5.69% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(e)	17,918	18,396

5.06% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.72%), 03/01/2038(e)	4,318	4,320

		3,482,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

	Principal Amount	Value

Government National Mortgage Association (GNMA)–0.04%
7.50%, 08/15/2025 to 11/15/2026	$5,768 $	5,779

7.00%, 10/15/2026 to 01/20/2030	35,524	35,710

8.50%, 07/20/2027	4,812	4,820

6.50%, 07/15/2028 to 02/15/2034	321,354	331,539

8.00%, 08/15/2028	4,835	4,840

IO, 1.11% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(e)(k)	517,793	33,115

1.21% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(e)(k)	768,654	41,339

4.50%, 09/16/2047(k)	1,574,086	239,519

0.76% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(e)(k)	1,575,662	185,487

		882,148

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $16,340,510)		12,771,354

	Shares
Preferred Stocks–0.31%
Diversified Financial Services–0.31%
Apollo Global Management, Inc., 7.63%, Pfd. (Cost $5,994,375)(d)	239,775	6,413,981

Exchange-Traded Funds–0.02%
Invesco High Yield Select ETF(o)	10,000	253,291

Invesco Short Duration Bond ETF(o)	9,327	231,403

Total Exchange-Traded Funds (Cost $481,381)		484,694

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
IBOR	– Interbank Offered Rate
IO	– Interest Only
Pfd.	– Preferred
PO	– Principal Only
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
USD	– U.S. Dollar
Wts.	– Warrants

	Shares	Value

Common Stocks & Other Equity Interests–0.00%
Agricultural Products & Services–0.00%
Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032 (Cost $0)(j)(p)	44	$0

Money Market Funds–0.15%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(o)(q)	1,075,734	1,075,734

Invesco Liquid Assets Portfolio, Institutional Class, 5.41%(o)(q)	767,998	768,382

Invesco Treasury Portfolio, Institutional Class, 5.23%(o)(q)	1,229,410	1,229,410

Total Money Market Funds (Cost $3,073,526)		3,073,526

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.18% (Cost $2,125,118,392)		2,092,130,935

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–9.15%
Invesco Private Government Fund, 5.29%(o)(q)(r)	53,492,903	53,492,903

Invesco Private Prime Fund, 5.49%(o)(q)(r)	137,484,427	137,553,169

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $191,068,045)		191,046,072

TOTAL INVESTMENTS IN SECURITIES–109.33% (Cost $2,316,186,437)		2,283,177,007

OTHER ASSETS LESS LIABILITIES–(9.33)%		(194,762,683)

NET ASSETS–100.00%		$2,088,414,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $881,845,750, which represented 42.23% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at February 29, 2024.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(f)	Perpetual bond with no specified maturity date.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 29, 2024.

(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 29, 2024.

(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(l)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	Zero coupon bond issued at a discount.
(o)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 29, 2024	Dividend Income
Invesco High Yield Select ETF	$-	$249,153	$-	$4,138	$-	$253,291	$15,601
Invesco Short Duration Bond ETF	-	298,781	(66,563)	(825)	10	231,403	13,861
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	3,017,433	164,575,087	(166,516,786)	-	-	1,075,734	101,130
Invesco Liquid Assets Portfolio, Institutional Class	2,155,172	117,553,633	(118,938,386)	-	(2,037)	768,382	72,642
Invesco Treasury Portfolio, Institutional Class	3,448,494	188,085,814	(190,304,898)	-	-	1,229,410	115,771
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	33,668,218	323,652,140	(303,827,455)	-	-	53,492,903	1,976,444	*
Invesco Private Prime Fund	86,575,414	747,618,363	(696,669,406)	(17,254)	46,052	137,553,169	5,349,900	*
Total	$128,864,731	$1,542,032,971	$(1,476,323,494)	$(13,941)	$44,025	$194,604,292	$7,645,349

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	Non-income producing security.
(q)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.
(r)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	5,078	June-2024	$1,039,720,500	$472,000	$472,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Bond Fund

Open Futures Contracts–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	3,485	June-2024	$(372,568,281)	$(549,768)	$(549,768)
U.S. Treasury 10 Year Notes	494	June-2024	(54,556,125)	(143,869)	(143,869)
U.S. Treasury 10 Year Ultra Notes	516	June-2024	(58,912,688)	(13,213)	(13,213)
U.S. Treasury Long Bonds	249	June-2024	(29,693,250)	(45,300)	(45,300)
U.S. Treasury Ultra Bonds	26	June-2024	(3,324,750)	(5,545)	(5,545)
Subtotal–Short Futures Contracts				(757,695)	(757,695)
Total Futures Contracts				$(285,695)	$(285,695)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $2,121,563,485)*	$2,088,572,715

Investments in affiliates, at value (Cost $194,622,952)	194,604,292

Foreign currencies, at value (Cost $59)	61

Receivable for:
Investments sold	18,650,114

Fund shares sold	3,030,489

Dividends	140,234

Interest	23,208,559

Investments matured, at value (Cost $2,244,938)	134,965

Principal paydowns	65

Investment for trustee deferred compensation and retirement plans	169,469

Other assets	71,181

Total assets	2,328,582,144

Liabilities:
Other investments:
Variation margin payable – futures contracts	435,751

Payable for:
Investments purchased	42,884,106

Dividends	1,274,980

Fund shares reacquired	3,425,059

Amount due custodian	127,282

Collateral upon return of securities loaned	191,068,045

Accrued fees to affiliates	615,091

Accrued trustees’ and officers’ fees and benefits	37,016

Accrued other operating expenses	117,075

Trustee deferred compensation and retirement plans	183,415

Total liabilities	240,167,820

Net assets applicable to shares outstanding	$2,088,414,324

Net assets consist of:
Shares of beneficial interest	$2,308,566,672

Distributable earnings (loss)	(220,152,348)

$2,088,414,324

Net Assets:

Class A	$1,106,367,780

Class C	$94,151,401

Class R	$42,921,395

Class Y	$319,438,747

Class R5	$1,003,880

Class R6	$524,531,121

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	137,864,722

Class C	11,731,295

Class R	5,336,558

Class Y	39,787,331

Class R5	125,306

Class R6	65,298,304

Class A:
Net asset value per share	$8.03

Maximum offering price per share (Net asset value of $8.03 ÷ 97.50%)	$8.24

Class C:
Net asset value and offering price per share	$8.03

Class R:
Net asset value and offering price per share	$8.04

Class Y:
Net asset value and offering price per share	$8.03

Class R5:
Net asset value and offering price per share	$8.01

Class R6:
Net asset value and offering price per share	$8.03

*	At February 29, 2024, securities with an aggregate value of $184,524,372 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest (net of foreign withholding taxes of $(4,416))	$109,187,916

Dividends	257,738

Dividends from affiliates (includes net securities lending income of $211,082)	530,087

Total investment income	109,975,741

Expenses:
Advisory fees	6,908,735

Administrative services fees	307,020

Custodian fees	262,441

Distribution fees:
Class A	1,705,976

Class C	693,993

Class R	212,235

Transfer agent fees – A, C, R and Y	2,172,024

Transfer agent fees – R5	896

Transfer agent fees – R6	161,668

Trustees’ and officers’ fees and benefits	45,552

Registration and filing fees	191,763

Reports to shareholders	304,077

Professional services fees	94,496

Other	(8,390)

Total expenses	13,052,486

Less: Fees waived and/or expense offset arrangement(s)	(212,010)

Net expenses	12,840,476

Net investment income	97,135,265

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(39,315,457)

Affiliated investment securities	44,025

Futures contracts	(10,532,414)

(49,803,846)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	63,442,654

Affiliated investment securities	(13,941)

Foreign currencies	2

Futures contracts	1,474,189

64,902,904

Net realized and unrealized gain	15,099,058

Net increase in net assets resulting from operations	$112,234,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$97,135,265	$72,620,721

Net realized gain (loss)	(49,803,846)	(74,831,299)

Change in net unrealized appreciation (depreciation)	64,902,904	(62,247,711)

Net increase (decrease) in net assets resulting from operations	112,234,323	(64,458,289)

Distributions to shareholders from distributable earnings:
Class A	(52,536,722)	(33,457,982)

Class C	(4,474,522)	(3,163,475)

Class R	(1,792,455)	(977,661)

Class Y	(15,859,640)	(11,722,201)

Class R5	(42,680)	(23,202)

Class R6	(25,929,515)	(16,149,706)

Total distributions from distributable earnings	(100,635,534)	(65,494,227)

Share transactions–net:
Class A	(117,058,150)	(125,322,614)

Class C	(27,113,443)	(55,100,831)

Class R	345,245	(1,037,176)

Class Y	(21,856,606)	(217,447,636)

Class R5	59,291	271,169

Class R6	(34,792,104)	(14,098,052)

Net increase (decrease) in net assets resulting from share transactions	(200,415,767)	(412,735,140)

Net increase (decrease) in net assets	(188,816,978)	(542,687,656)

Net assets:
Beginning of year	2,277,231,302	2,819,918,958

End of year	$2,088,414,324	$2,277,231,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/29/24	$7.98	$0.35	$0.07	$0.42	$(0.37)	$–	$(0.37)	$8.03	5.33%	$1,106,368	0.65%	0.65%	4.40%	169%
Year ended 02/28/23	8.37	0.23	(0.41)	(0.18)	(0.21)	–	(0.21)	7.98	(2.13)	1,217,102	0.64	0.64	2.85	155
Year ended 02/28/22	8.68	0.13	(0.32)	(0.19)	(0.12)	–	(0.12)	8.37	(2.20)	1,407,707	0.62	0.62	1.49	141
Year ended 02/28/21	8.66	0.16	0.04	0.20	(0.18)	–	(0.18)	8.68	2.33	1,527,875	0.63	0.63	1.85	245
Year ended 02/29/20	8.47	0.23	0.20	0.43	(0.23)	(0.01)	(0.24)	8.66	5.08	655,357	0.65	0.65	2.62	155
Class C
Year ended 02/29/24	7.98	0.32	0.07	0.39	(0.34)	–	(0.34)	8.03	4.96	94,151	1.00	1.15	4.05	169
Year ended 02/28/23	8.38	0.20	(0.42)	(0.22)	(0.18)	–	(0.18)	7.98	(2.59)	120,755	0.99	1.14	2.50	155
Year ended 02/28/22	8.68	0.10	(0.31)	(0.21)	(0.09)	–	(0.09)	8.38	(2.41)	183,817	0.97	1.12	1.14	141
Year ended 02/28/21	8.66	0.13	0.03	0.16	(0.14)	–	(0.14)	8.68	1.93	237,167	0.98	0.98	1.50	245
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968	1.00	1.15	2.27	155
Class R
Year ended 02/29/24	8.00	0.32	0.06	0.38	(0.34)	–	(0.34)	8.04	4.83	42,921	1.00	1.00	4.05	169
Year ended 02/28/23	8.39	0.20	(0.41)	(0.21)	(0.18)	–	(0.18)	8.00	(2.46)	42,348	0.99	0.99	2.50	155
Year ended 02/28/22	8.70	0.10	(0.32)	(0.22)	(0.09)	–	(0.09)	8.39	(2.54)	45,537	0.97	0.97	1.14	141
Year ended 02/28/21	8.68	0.13	0.04	0.17	(0.15)	–	(0.15)	8.70	1.98	50,473	0.98	0.98	1.50	245
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210	1.00	1.00	2.27	155
Class Y
Year ended 02/29/24	7.98	0.36	0.07	0.43	(0.38)	–	(0.38)	8.03	5.49	319,439	0.50	0.50	4.55	169
Year ended 02/28/23	8.38	0.24	(0.42)	(0.18)	(0.22)	–	(0.22)	7.98	(2.10)	339,677	0.49	0.49	3.00	155
Year ended 02/28/22	8.68	0.14	(0.31)	(0.17)	(0.13)	–	(0.13)	8.38	(1.94)	583,784	0.47	0.47	1.64	141
Year ended 02/28/21	8.66	0.17	0.04	0.21	(0.19)	–	(0.19)	8.68	2.50	629,462	0.45	0.48	2.03	245
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159	0.50	0.50	2.77	155
Class R5
Year ended 02/29/24	7.96	0.36	0.07	0.43	(0.38)	–	(0.38)	8.01	5.52	1,004	0.47	0.47	4.58	169
Year ended 02/28/23	8.36	0.24	(0.42)	(0.18)	(0.22)	–	(0.22)	7.96	(2.08)	940	0.46	0.46	3.03	155
Year ended 02/28/22	8.66	0.15	(0.31)	(0.16)	(0.14)	–	(0.14)	8.36	(1.89)	705	0.41	0.41	1.70	141
Year ended 02/28/21	8.65	0.18	0.03	0.21	(0.20)	–	(0.20)	8.66	2.48	524	0.38	0.38	2.10	245
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496	0.40	0.40	2.87	155
Class R6
Year ended 02/29/24	7.99	0.37	0.06	0.43	(0.39)	–	(0.39)	8.03	5.46	524,531	0.40	0.40	4.65	169
Year ended 02/28/23	8.38	0.25	(0.41)	(0.16)	(0.23)	–	(0.23)	7.99	(1.88)	556,410	0.39	0.39	3.10	155
Year ended 02/28/22	8.69	0.15	(0.32)	(0.17)	(0.14)	–	(0.14)	8.38	(1.95)	598,369	0.37	0.37	1.74	141
Year ended 02/28/21	8.67	0.18	0.04	0.22	(0.20)	–	(0.20)	8.69	2.62	645,331	0.35	0.35	2.13	245
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838	0.37	0.37	2.90	155

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $1,288,591,313 in connection with the acquisition of Invesco Oppenheimer Limited-Term Bond Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Term Bond Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

27	Invesco Short Term Bond Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

28	Invesco Short Term Bond Fund

compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 29, 2024, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

M.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.350%
Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%
Over $5 billion	0.280%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.32%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser waived advisory fees of $8,272.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares. The Fund pursuant to the Plans, pays IDI compensation at the annual rate of 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net

29	Invesco Short Term Bond Fund

assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2024, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 29, 2024, 12b-1 fees incurred for Class C shares were $533,841 after fee waivers of $160,152.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI retained $72,746 in front-end sales commissions from the sale of Class A shares and $69,335 and $6,991 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,425,050,032	$-	$1,425,050,032

Asset-Backed Securities	-	555,616,999	15,696,795	571,313,794

U.S. Treasury Securities	-	59,136,093	-	59,136,093

Agency Credit Risk Transfer Notes	-	13,887,461	-	13,887,461

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	12,771,354	-	12,771,354

Preferred Stocks	6,413,981	-	-	6,413,981

Exchange-Traded Funds	484,694	-	-	484,694

Common Stocks & Other Equity Interests	-	-	0	0

Money Market Funds	3,073,526	191,046,072	-	194,119,598

Total Investments in Securities	9,972,201	2,257,508,011	15,696,795	2,283,177,007

Other Investments - Assets*

Investments Matured	-	134,965	-	134,965

Futures Contracts	472,000	-	-	472,000

	472,000	134,965	-	606,965

Other Investments - Liabilities*

Futures Contracts	(757,695)	-	-	(757,695)

Total Other Investments	(285,695)	134,965	-	(150,730)

Total Investments	$9,686,506	$2,257,642,976	$15,696,795	$2,283,026,277

*	Futures contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

30	Invesco Short Term Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

Value

Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$472,000

Derivatives not subject to master netting agreements	(472,000)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(757,695)

Derivatives not subject to master netting agreements	757,695

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 29, 2024

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(10,532,414)

Change in Net Unrealized Appreciation:
Futures contracts	1,474,189

Total	$(9,058,225)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$1,605,319,019

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $43,586.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$100,635,534	$65,494,227

*	Includes short-term capital gain distributions, if any.

31	Invesco Short Term Bond Fund

Tax Components of Net Assets at Period-End:

2024

Undistributed ordinary income	$8,145,877

Net unrealized appreciation (depreciation) – investments	(35,786,095)

Net unrealized appreciation – foreign currencies	2

Temporary book/tax differences	(187,030)

Capital loss carryforward	(192,325,102)

Shares of beneficial interest	2,308,566,672

Total net assets	$2,088,414,324

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$82,071,281	$110,253,821	$192,325,102

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $1,565,638,736 and $1,787,257,179, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,512,852

Aggregate unrealized (depreciation) of investments	(51,298,947)

Net unrealized appreciation (depreciation) of investments	$(35,786,095)

Cost of investments for tax purposes is $2,318,812,372.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities and paydowns, on February 29, 2024, undistributed net investment income was increased by $1,064,231 and undistributed net realized gain (loss) was decreased by $1,064,231. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	32,912,333	$262,352,969	42,488,480	$342,306,407

Class C	1,694,937	13,507,333	2,737,054	22,034,016

Class R	1,176,798	9,410,591	1,032,075	8,319,233

Class Y	23,974,539	191,216,055	25,563,137	206,364,251

Class R5	37,429	298,193	43,084	346,901

Class R6	12,098,565	96,519,692	16,638,358	134,051,329

Issued as reinvestment of dividends:
Class A	5,631,325	44,928,773	3,501,839	28,067,871

Class C	490,132	3,910,404	330,851	2,651,545

Class R	220,159	1,759,444	119,630	960,378

Class Y	1,350,523	10,778,321	925,460	7,425,057

Class R5	5,083	40,465	2,863	22,891

Class R6	3,144,565	25,096,380	1,943,918	15,601,771

32	Invesco Short Term Bond Fund

	Summary of Share Activity
	Year ended February 29, 2024(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	1,125,246	$8,962,934	1,435,572	$11,561,870

Class C	(1,125,188)	(8,962,934)	(1,435,392)	(11,561,870)

Reacquired:
Class A	(54,362,754)	(433,302,826)	(62,977,850)	(507,258,762)

Class C	(4,462,703)	(35,568,246)	(8,446,689)	(68,224,522)

Class R	(1,356,290)	(10,824,790)	(1,280,787)	(10,316,787)

Class Y	(28,096,116)	(223,850,982)	(53,607,181)	(431,236,944)

Class R5	(35,216)	(279,367)	(12,223)	(98,623)

Class R6	(19,617,286)	(156,408,176)	(20,292,015)	(163,751,152)

Net increase (decrease) in share activity	(25,193,919)	$(200,415,767)	(51,289,816)	$(412,735,140)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

33	Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, portfolio company investees and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$1,036.00	$3.39	$1,021.53	$3.37	0.67%

Class C	1,000.00	1,034.20	5.16	1,019.79	5.12	1.02

Class R	1,000.00	1,034.20	5.16	1,019.79	5.12	1.02

Class Y	1,000.00	1,036.80	2.63	1,022.28	2.61	0.52

Class R5	1,000.00	1,036.90	2.48	1,022.43	2.46	0.49

Class R6	1,000.00	1,037.30	2.08	1,022.82	2.06	0.41

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

35	Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	1.25%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	2.67%
Qualified Business Income*	0.00%
Business Interest Income*	98.11%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36	Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown - 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis - 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli - 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Short Term Bond Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	4,466,959,777.91	133,895,440.29
	Carol Deckbar	4,474,027,546.11	126,827,672.10
	Cynthia Hostetler	4,472,501,269.47	128,353,948.73
	Dr. Eli Jones	4,466,533,991.62	134,321,226.59
	Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
	Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
	Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
	James Liddy	4,476,115,965.25	124,739,252.96
	Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
	Joel W. Motley	4,470,984,644.97	129,870,573.24
	Teresa M. Ressel	4,476,127,071.38	124,728,146.83
	Douglas Sharp	4,472,857,757.76	127,997,460.45
	Robert C. Troccoli	4,465,802,399.44	135,052,818.77
	Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7	Invesco Short Term Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco SMA High Yield Bond Fund

Nasdaq:

SMHYX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

13	Financial Statements

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Fund Expenses

26	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

Invesco SMA High Yield Bond Fund (the Fund) incepted on March 1, 2023. From the Fund’s inception to the end of the reporting period on February 29, 2024, Shares of the Fund, at net asset value (NAV), underperformed the Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Index, the Fund’s style-specific benchmark.

 Shares of the Fund may be purchased or held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs). Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of such accounts.

Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 3/1/23 to 2/29/24, at net asset value (NAV).
Invesco SMA High Yield Bond Fund Shares	10.35%
Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Index▼ (Style-Specific Index)	10.68

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The beginning of the fiscal year ending February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft-landing without pushing the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from

4.75% to 5.00%.1 Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank (SVB) and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and concerning bank troubles initially pushed overall corporate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.

 Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May.2 Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two 0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

 The fourth quarter of 2023 was characterized by a powerful price rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly – that disinflation is entrenched globally, and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.

 We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and may allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates decreased from 4.89% to 4.64% during the fiscal year, while 10-year Treasury rates increased from 4.01% to 4.25%.1 At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.

 Despite elevated default totals in February 2024, the high-yield bond default rates ticked lower month over month as large volumes of defaults/distressed exchanges from last February exited the 12-month calculation. Specifically, the 12-month trailing par-weighted US high-yield default rate decreased 24bp to 2.53%, down from 2.85% at the end of 2023.4

 The Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Index, which measures the performance of the US high-yield bond market and is the Fund’s style-specific index, generated a positive return for the fiscal year.

Likewise, the Fund, at NAV, generated a positive return for the fiscal year.

 During the fiscal year, the Fund benefited from security selection in the basic industry and energy sub-sectors. The Fund had an overweight allocation to the retailers and banking industries, relative to the style-specific index, which also contributed positively to performance. However, an overweight allocation to healthcare REITs detracted from relative performance. During the fiscal year, security selection in communication services, specifically in media and entertainment, also detracted from performance relative to the style-specific index.

 Looking forward, high-yield default projections for 2024 have been revised lower in response to easier financial conditions, well-functioning primary markets, and less distressed issues. In our view, high-yield is also benefiting from yield-driven demand, strong underlying corporate fundamentals, increasing odds of a soft landing and peak rates with expectation of rate cuts in 2024. Yield per unit of duration stands out especially within shorter maturity bonds and with careful selection, we believe the short duration segment of the high-yield market is very attractive on a credit risk-adjusted basis as well. A soft landing is an ideal backdrop for high-yield credit. However, refinancing maturing bonds raises the cost of debt for all issuers. We view leveraged (highly indebted) companies as more vulnerable in a “new regime” of a more permanent, higher cost of capital. We seek to avoid idiosyncratic risk among lower quality issuers that require cheap financing to survive.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in the Invesco SMA High Yield Bond Fund and for sharing our long-term investment horizon.

1	Source: Federal Reserve of Economic Data

2	Source: Fitch Ratings

3	Source: US Department of the Treasury

4	Source: JP Morgan Markets

2	Invesco SMA High Yield Bond Fund

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):

Niklas Nordenfelt - Lead

Raham Shad

Philip Susser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco SMA High Yield Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 3/1/23

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions and Fund expenses. Performance figures do not reflect the fees and expenses paid by participants at the wrap fee, separately managed or other discretionary account level. Index results include reinvested dividends, but they do not reflect sales charges. Performance of a market index does not reflect Fund expenses. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco SMA High Yield Bond Fund

Cumulative Annual Total Returns
As of 3/1/23

Invesco SMA High Yield Bond Fund Shares
Inception (3/1/23)	10.35%

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your SMA program sponsor or financial adviser for the most recent month-end SMA performance. Performance figures reflect reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares. Shares of the Fund may be purchased and held by or on behalf of SMAs for which Invesco Advisers, Inc. (Invesco or the Adviser) or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account. Performance figures do not reflect the fees and expenses paid by participants at the wrap fee, separately managed or other discretionary account level. You should evaluate the performance of the Fund in the context of your SMA program. Fund performance reflects any applicable fee waivers and/or expense reimbursements. All operating expenses of the Fund (excluding certain items discussed herein) were reimbursed by the Adviser. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco SMA High Yield Bond Fund

Supplemental Information

Invesco SMA High Yield Bond Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Index measures the USD-denominated, high yield, fixed-rate corporate bond market.
∎

Shares of the Fund may be purchased or held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs). Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of such accounts.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco SMA High Yield Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	92.67%

Non-U.S. Dollar Denominated Bonds & Notes	2.21

Security Types Each Less Than 1% of Portfolio	0.49

Money Market Funds Plus Other Assets Less Liabilities	4.63

Top Five Debt Issuers*

		% of total net assets

1.	Service Properties Trust	2.22%

2.	Iliad Holding S.A.S.U.	1.94

3.	International Game Technology PLC	1.89

4.	Jefferies Finance LLC/JFIN Co-Issuer Corp.	1.76

5.	Melco Resorts Finance Ltd.	1.76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2024.

7	Invesco SMA High Yield Bond Fund

Schedule of Investments(a)

February 29, 2024

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–92.67%
Advertising–1.00%
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$57,000	$ 53,360

Lamar Media Corp., 3.63%, 01/15/2031	57,000	49,262

		102,622

Aerospace & Defense–1.48%
TransDigm, Inc., 6.75%, 08/15/2028(b)	74,000	74,977

7.13%, 12/01/2031(b)	25,000	25,677

6.63%, 03/01/2032(b)	50,000	50,375

		151,029

Aluminum–0.74%
Novelis Corp., 4.75%, 01/30/2030(b)	83,000	75,875

Apparel Retail–0.57%
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	69,000	58,286

Apparel, Accessories & Luxury Goods–0.05%
Hanesbrands, Inc., 9.00%, 02/15/2031(b)	5,000	5,016

Application Software–0.50%
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	52,000	50,687

Automobile Manufacturers–1.51%
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	178,000	153,958

Automotive Parts & Equipment–2.02%
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	57,000	53,245

ZF North America Capital, Inc. (Germany), 6.88%, 04/14/2028(b)	150,000	153,267

		206,512

Automotive Retail–4.49%
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	169,000	154,420

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	58,000	52,142

8.25%, 08/01/2031(b)	115,000	117,471

Lithia Motors, Inc., 4.63%, 12/15/2027(b)	31,000	29,563

3.88%, 06/01/2029(b)	118,000	105,424

		459,020

Broadcasting–0.19%
Gray Television, Inc., 7.00%, 05/15/2027(b)	11,000	9,954

5.38%, 11/15/2031(b)	7,000	4,536

Sinclair Television Group, Inc., 4.13%, 12/01/2030(b)	7,000	5,121

		19,611

Broadline Retail–1.16%
Kohl’s Corp., 4.63%, 05/01/2031	35,000	27,604

	Principal Amount	Value
Broadline Retail–(continued)
Macy’s Retail Holdings LLC, 5.88%, 03/15/2030(b)	$56,000	$ 52,559

4.50%, 12/15/2034	33,000	27,220

QVC, Inc., 4.75%, 02/15/2027	12,000	10,827

		118,210

Cable & Satellite–3.55%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	80,000	78,671

5.13%, 05/01/2027(b)	17,000	16,088

5.38%, 06/01/2029(b)	27,000	24,445

4.75%, 02/01/2032(b)	60,000	48,474

CSC Holdings LLC, 5.38%, 02/01/2028(b)	200,000	174,533

DISH DBS Corp., 5.25%, 12/01/2026(b)	7,000	5,605

5.75%, 12/01/2028(b)	15,000	10,416

Scripps Escrow, Inc., 5.88%, 07/15/2027(b)	6,000	4,876

		363,108

Casinos & Gaming–5.41%
International Game Technology PLC, 5.25%, 01/15/2029(b)	200,000	193,482

Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	200,000	180,132

Premier Entertainment Sub LLC/Premier

Entertainment Finance Corp., 5.63%, 09/01/2029(b)	7,000	5,047

Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	200,000	174,593

		553,254

Commercial & Residential Mortgage Finance–0.50%
Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032(b)	52,000	51,186

Commodity Chemicals–1.58%
Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	166,000	160,939

Construction & Engineering–1.03%
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	65,000	64,811

8.88%, 07/15/2028(b)	38,000	40,081

		104,892

Consumer Finance–1.55%
FirstCash, Inc., 5.63%, 01/01/2030(b)	82,000	77,778

6.88%, 03/01/2032(b)	27,000	26,767

Navient Corp., 5.00%, 03/15/2027	38,000	36,070

9.38%, 07/25/2030	17,000	17,785

		158,400

Diversified Banks–1.55%
Citigroup, Inc., 3.88%(c)(d)	46,000	43,327

7.38%(c)(d)	11,000	11,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco SMA High Yield Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
JPMorgan Chase & Co., Series FF, 5.00%(c)(d)	$104,000	$ 103,478

		158,081

Diversified Financial Services–3.03%
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	55,000	50,663

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	200,000	180,142

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	84,000	78,805

		309,610

Diversified Metals & Mining–0.49%
Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029(b)	51,000	50,097

Diversified Support Services–0.97%
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	97,000	99,396

Drug Retail–0.49%
Walgreens Boots Alliance, Inc., 4.50%, 11/18/2034	56,000	49,680

Electric Utilities–1.75%
Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	50,000	52,797

Vistra Operations Co. LLC, 7.75%, 10/15/2031(b)	122,000	126,301

		179,098

Electrical Components & Equipment–0.74%
EnerSys, 4.38%, 12/15/2027(b)	56,000	52,767

6.63%, 01/15/2032(b)	23,000	23,124

		75,891

Electronic Components–0.50%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	60,000	51,364

Electronic Manufacturing Services–1.00%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(b)	102,000	102,484

Environmental & Facilities Services–0.50%
GFL Environmental, Inc. (Canada), 6.75%, 01/15/2031(b)	50,000	51,206

Gold–0.50%
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	51,000	50,560

Health Care Facilities–0.76%
Encompass Health Corp., 4.50%, 02/01/2028	56,000	53,042

Tenet Healthcare Corp., 4.88%, 01/01/2026	25,000	24,990

		78,032

Health Care REITs–0.76%
Diversified Healthcare Trust, 0.00%, 01/15/2026(b)(e)	79,000	67,150

	Principal Amount	Value
Health Care REITs–(continued)
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	$16,000	$ 10,727

		77,877

Health Care Services–2.84%
Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	59,000	56,874

Community Health Systems, Inc., 4.75%, 02/15/2031(b)	100,000	76,188

DaVita, Inc., 3.75%, 02/15/2031(b)	64,000	52,594

Select Medical Corp., 6.25%, 08/15/2026(b)	52,000	51,916

Star Parent, Inc., 9.00%, 10/01/2030(b)	50,000	52,831

		290,403

Health Care Supplies–0.99%
Medline Borrower L.P., 3.88%, 04/01/2029(b)	113,000	101,417

Hotel & Resort REITs–2.72%
RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)	58,000	50,680

Service Properties Trust, 5.50%, 12/15/2027	83,000	78,233

8.63%, 11/15/2031(b)	141,000	149,038

		277,951

Hotels, Resorts & Cruise Lines–2.57%
Carnival Corp., 6.00%, 05/01/2029(b)	30,000	29,335

10.50%, 06/01/2030(b)	48,000	52,408

IRB Holding Corp., 7.00%, 06/15/2025(b)	100,000	100,214

Royal Caribbean Cruises Ltd., 6.25%, 03/15/2032(b)	80,000	80,264

		262,221

Household Products–0.50%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	59,000	51,023

Independent Power Producers & Energy Traders–0.99%
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	53,000	49,616

3.75%, 02/15/2031(b)	30,000	25,331

Vistra Corp., Series C, 8.88%(b)(c)(d)	26,000	26,513

		101,460

Industrial Machinery & Supplies & Components–1.24%
Enpro, Inc., 5.75%, 10/15/2026	78,000	76,964

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	55,000	50,176

		127,140

Insurance Brokers–0.95%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 01/15/2031(b)	51,000	50,836

HUB International Ltd., 7.25%, 06/15/2030(b)	25,000	25,519

7.38%, 01/31/2032(b)	21,000	21,080

		97,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco SMA High Yield Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–2.68%
Frontier Communications Holdings LLC, 8.63%, 03/15/2031(b)	$25,000	$ 25,352

Iliad Holding S.A.S.U. (France), 6.50%, 10/15/2026(b)	200,000	197,879

Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	53,000	50,913

		274,144

Leisure Facilities–1.96%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	111,000	121,170

Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	54,000	52,158

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	28,000	26,916

		200,244

Leisure Products–0.50%
Amer Sports Co. (Finland), 6.75%, 02/16/2031(b)	51,000	50,793

Marine Transportation–2.51%
NCL Corp. Ltd., 5.88%, 02/15/2027(b)	104,000	102,861

8.13%, 01/15/2029(b)	25,000	26,322

Stena International S.A. (Sweden), 7.25%, 01/15/2031(b)	100,000	99,519

7.63%, 02/15/2031(b)	28,000	28,177

		256,879

Metal, Glass & Plastic Containers–0.99%
Ball Corp., 6.00%, 06/15/2029	50,000	50,305

OI European Group B.V., 4.75%, 02/15/2030(b)	55,000	50,685

		100,990

Office REITs–1.07%
Office Properties Income Trust, 4.25%, 05/15/2024	57,000	56,747

9.00%, 03/31/2029(b)	56,000	52,293

		109,040

Oil & Gas Drilling–2.96%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	81,000	77,628

8.63%, 03/15/2029(b)	25,000	25,058

Rockies Express Pipeline LLC, 4.95%, 07/15/2029(b)	54,000	50,548

6.88%, 04/15/2040(b)	27,000	26,609

Transocean, Inc., 8.75%, 02/15/2030(b)	45,900	47,165

Valaris Ltd., 8.38%, 04/30/2030(b)	74,000	75,942

		302,950

Oil & Gas Equipment & Services–0.53%
Oceaneering International, Inc., 6.00%, 02/01/2028	55,000	54,131

Oil & Gas Exploration & Production–4.68%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	149,000	149,752

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 04/15/2030(b)	$14,000	$ 13,606

6.00%, 02/01/2031(b)	65,000	62,925

8.38%, 11/01/2033(b)	27,000	29,023

Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(b)	52,000	53,327

Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/2028(b)	49,000	50,130

SM Energy Co., 6.63%, 01/15/2027	14,000	13,955

Southwestern Energy Co., 4.75%, 02/01/2032	58,000	52,726

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	51,000	52,381

		477,825

Oil & Gas Refining & Marketing–1.03%
CVR Energy, Inc., 8.50%, 01/15/2029(b)	53,000	53,374

PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(b)	51,000	52,299

		105,673

Oil & Gas Storage & Transportation–6.06%
Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 02/01/2028	75,000	75,067

8.88%, 04/15/2030	26,000	26,982

New Fortress Energy, Inc., 6.75%, 09/15/2025(b)	53,000	52,776

6.50%, 09/30/2026(b)	82,000	79,262

NGL Energy Operating LLC/NGL Energy Finance Corp., 8.13%, 02/15/2029(b)	25,000	25,257

8.38%, 02/15/2032(b)	27,000	27,448

Prairie Acquiror L.P., 9.00%, 08/01/2029(b)	25,000	25,206

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(f)	51,000	50,508

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	77,000	76,887

Venture Global Calcasieu Pass LLC, 6.25%, 01/15/2030(b)	51,000	50,957

Venture Global LNG, Inc., 8.13%, 06/01/2028(b)	51,000	51,852

9.50%, 02/01/2029(b)	53,000	56,543

9.88%, 02/01/2032(b)	19,000	20,017

		618,762

Other Specialty Retail–1.02%
Bath & Body Works, Inc., 6.88%, 11/01/2035	104,000	104,149

Paper & Plastic Packaging Products & Materials–1.19%
Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029(b)	52,000	51,746

Sealed Air Corp., 7.25%, 02/15/2031(b)	49,000	50,648

6.88%, 07/15/2033(b)	19,000	19,681

		122,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco SMA High Yield Bond Fund

	Principal Amount	Value

Passenger Airlines–1.01%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	$105,000	$ 102,782

Passenger Ground Transportation–0.49%
Uber Technologies, Inc., 4.50%, 08/15/2029(b)	53,000	49,725

Personal Care Products–0.50%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.63%, 07/15/2030(b)	50,000	50,850

Real Estate Development–0.52%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031(b)	51,000	53,141

Research & Consulting Services–0.51%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	57,000	52,494

Restaurants–1.51%
1011778 BC ULC/New Red Finance, Inc. (Canada), 3.50%, 02/15/2029(b)	116,000	104,690

Yum! Brands, Inc., 5.38%, 04/01/2032	52,000	49,979

		154,669

Retail REITs–0.52%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	54,000	53,014

Single-Family Residential REITs–0.19%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028(b)	19,000	18,903

Specialized Consumer Services–1.01%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	119,000	103,578

Specialized Finance–0.25%
Jefferson Capital Holdings LLC, 9.50%, 02/15/2029(b)	25,000	25,283

Steel–0.98%
Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(b)	73,000	72,557

6.25%, 10/01/2040	31,000	27,162

		99,719

Systems Software–1.23%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	79,000	75,546

CrowdStrike Holdings, Inc., 3.00%, 02/15/2029	57,000	50,351

		125,897

Investment Abbreviations:

EUR	– Euro
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

		Principal Amount	Value

Telecom Tower REITs–1.01%
SBA Communications Corp., 3.13%, 02/01/2029		$117,000	$103,625

Trading Companies & Distributors–1.52%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)		106,000	101,639

7.88%, 12/01/2030(b)		51,000	53,517

			155,156

Wireless Telecommunication Services–1.07%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(c)		128,000	109,610

Total U.S. Dollar Denominated Bonds & Notes (Cost $9,232,098)			9,471,132

Non-U.S. Dollar Denominated Bonds & Notes–2.21%(g)
Casinos & Gaming–1.03%
Allwyn International A.S. (Czech Republic), 3.88%, 02/15/2027(b)	EUR	100,000	105,095

Wireless Telecommunication Services–1.18%
VMED O2 UK Financing I PLC (United Kingdom), 3.25%, 01/31/2031(b)	EUR	125,000	120,387

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $215,714)			225,482

		Shares

Preferred Stocks–0.49%
Diversified Banks–0.49%
Bank of America Corp., 6.50%, Series Z, Pfd. (Cost $49,838)(c)		50,000	50,059

Money Market Funds–5.12%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(h)(i)		182,963	182,963

Invesco Liquid Assets Portfolio, Institutional Class, 5.41%(h)(i)		130,650	130,715

Invesco Treasury Portfolio, Institutional Class, 5.23%(h)(i)		209,101	209,101

Total Money Market Funds (Cost $522,780)			522,779

TOTAL INVESTMENTS IN SECURITIES–100.49% (Cost $10,020,430)			10,269,452

OTHER ASSETS LESS LIABILITIES–(0.49)%			(49,653)

NET ASSETS–100.00%			$10,219,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco SMA High Yield Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $8,250,427, which represented 80.73% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$5,808,778	$(5,625,815)	$-	$-	$182,963	$ 4,932
Invesco Liquid Assets Portfolio, Institutional Class	-	4,149,127	(4,018,642)	(1)	231	130,715	3,619
Invesco Treasury Portfolio, Institutional Class	-	6,638,604	(6,429,503)	-	-	209,101	5,626
Total	$-	$16,596,509	$(16,073,960)	$(1)	$231	$522,779	$14,177

(i)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
05/15/2024	HSBC Bank USA	USD	108,277	EUR	100,000	$121

Currency Risk
05/15/2024	Goldman Sachs International	EUR	278,000	USD	300,061	(1,284)
Total Forward Foreign Currency Contracts						$(1,163)

Abbreviations:

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco SMA High Yield Bond Fund

Statement of Assets and Liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $9,497,650)	$9,746,673

Investments in affiliated money market funds, at value (Cost $522,780)	522,779

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	121

Cash	26,226

Foreign currencies, at value (Cost $15,522)	15,610

Receivable for:
Investments sold	16,080

Fund expenses absorbed	75,281

Dividends	721

Interest	135,193

Investment for trustee deferred compensation and retirement plans	2,353

Other assets	14,924

Total assets	10,555,961

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,284

Payable for:
Investments purchased	182,312

Dividends	60,000

Accrued fees to affiliates	353

Accrued trustees’ and officers’ fees and benefits	2,817

Accrued other operating expenses	87,043

Trustee deferred compensation and retirement plans	2,353

Total liabilities	336,162

Net assets applicable to shares outstanding	$10,219,799

Net assets consist of:
Shares of beneficial interest	$10,000,010

Distributable earnings	219,789

$10,219,799

Shares outstanding, no par value, with an unlimited number of shares authorized:
Shares outstanding	1,000,001

Net asset value and offering price per share	$10.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco SMA High Yield Bond Fund

Statement of Operations

For the year ended February 29, 2024

Investment income:
Interest	$752,094

Dividends from affiliated money market funds	14,177

Total investment income	766,271

Expenses:
Administrative services fees	1,431

Custodian fees	3,591

Transfer agent fees	3,080

Trustees’ and officers’ fees and benefits	17,021

Registration and filing fees	1,951

Reports to shareholders	8,539

Professional services fees	229,662

Other	3,337

Total expenses	268,612

Less: Expenses reimbursed	(268,013)

Net expenses	599

Net investment income	765,672

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(15,645)

Affiliated investment securities	231

Foreign currencies	10,877

Forward foreign currency contracts	406

Swap agreements	(5,699)

(9,830)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	249,023

Affiliated investment securities	(1)

Foreign currencies	88

Forward foreign currency contracts	(1,163)

247,947

Net realized and unrealized gain	238,117

Net increase in net assets resulting from operations	$1,003,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco SMA High Yield Bond Fund

Statement of Changes in Net Assets

For the year ended February 29, 2024

2024

Operations:
Net investment income	$765,672

Net realized gain (loss)	(9,830)

Change in net unrealized appreciation	247,947

Net increase in net assets resulting from operations	1,003,789

Distributions to shareholders from distributable earnings	(784,000)

Net increase in net assets resulting from share transactions	10,000,010

Net increase in net assets	10,219,799

Net assets:
Beginning of period	-

End of period	$10,219,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco SMA High Yield Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year Ended February 29, 2024(a)

Net asset value, beginning of period	$10.00

Net investment income(b)	0.77

Net gains on securities (both realized and unrealized)	0.24

Total from investment operations	1.01

Less:
Dividends from net investment income	(0.78)

Distributions from net realized gains	(0.01)

Total distributions	(0.79)

Net asset value, end of period	$10.22

Total return(c)	10.35%

Net assets, end of period (000’s omitted)	$10,220

Portfolio turnover rate(d)	123%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	0.01%	(e)

Without fee waivers and/or expense reimbursements	2.65%	(e)

Ratio of net investment income to average net assets	7.55%	(e)

(a)	Commencement date of March 1, 2023.
(b)	Calculated using average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco SMA High Yield Bond Fund

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco SMA High Yield Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund will be voted on exclusively by the shareholders of the Fund.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund commenced operations on March 1, 2023. Shares of the Fund may be purchased and held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs) for which Invesco Advisers, Inc (Invesco or the Adviser) or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17	Invesco SMA High Yield Bond Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk

18	Invesco SMA High Yield Bond Fund

of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

I.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net

19	Invesco SMA High Yield Bond Fund

liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

K.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, Invesco will be compensated directly or indirectly by clients or account program sponsors for managed account advisory services, including with respect to assets that may be invested in the Fund.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco has contractually agreed to reimburse expenses necessary to limit total fund operating expenses after expense reimbursement (excluding (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) to 0.00% of the Fund’s average daily net assets (the “expense limit”). This expense reimbursement agreement will continue in effect for so long as Invesco serves as adviser to the Fund. The expense reimbursement agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2024, the Adviser reimbursed expenses of $268,013.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

20	Invesco SMA High Yield Bond Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$9,471,132	$–	$9,471,132

Non-U.S. Dollar Denominated Bonds & Notes	–	225,482	–	225,482

Preferred Stocks	–	50,059	–	50,059

Money Market Funds	522,779	–	–	522,779

Total Investments in Securities	522,779	9,746,673	–	10,269,452

Other Investments - Assets*

Forward Foreign Currency Contracts	–	121	–	121

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,284)	–	(1,284)

Total Other Investments	–	(1,163)	–	(1,163)

Total Investments	$522,779	$9,745,510	$–	$10,268,289

* Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$121

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$121

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(1,284)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(1,284)

21	Invesco SMA High Yield Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2024.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Goldman Sachs International	$–	$(1,284)	$(1,284)	$–	$–	$(1,284)

HSBC Bank USA	121	–	121	–	–	121

Total	$121	$(1,284)	$(1,163)	$–	$–	$(1,163)

Effect of Derivative Investments for the year ended February 29, 2024

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency
	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$406	$406

Swap agreements	(5,699)	-	(5,699)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(1,163)	(1,163)

Total	$(5,699)	$(757)	$(6,456)

 The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Swap
	Contracts	Agreements

Average notional value	$687,610	$500,000

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period March 01, 2023 (commencement date) through February 29, 2024:

2024

Ordinary income*	$784,000

*	Includes short-term capital gain distributions, if any.

22	Invesco SMA High Yield Bond Fund

Tax Components of Net Assets at Period-End:

2024

Undistributed ordinary income	$522

Net unrealized appreciation – investments	246,838

Net unrealized appreciation – foreign currencies	88

Temporary book/tax differences	(1,790)

Post-October capital loss deferral	(25,869)

Shares of beneficial interest	10,000,010

Total net assets	$10,219,799

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 29, 2024.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $21,306,539 and $11,997,399, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$264,167

Aggregate unrealized (depreciation) of investments	(17,329)

Net unrealized appreciation of investments	$246,838

Cost of investments for tax purposes is $10,021,451.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $8,039 and undistributed net realized gain (loss) was decreased by $8,039. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	February 29, 2024(a)(b)
	Shares	Amount

Sold	1,000,001	$10,000,010

Net increase in share activity	1,000,001	$10,000,010

(a)	Commencement date of March 1, 2023.
(b)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

23	Invesco SMA High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco SMA High Yield Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SMA High Yield Bond Fund (one of the funds constituting AIM Investment Securities Fund (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statements of operations and changes in net assets for the year ended February 29, 2024, including the related notes, and the financial highlights for the year ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations and changes in its net assets for the year then ended and the financial highlights for the year ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco SMA High Yield Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Beginning Account Value (09/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]
$1,000.00	$1,056.70	$0.00	$1,024.86	$0.00	0.00%

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

25	Invesco SMA High Yield Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	1.32%
Corporate Dividends Received Deduction*	1.32%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	96.63%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$7,695

26	Invesco SMA High Yield Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco SMA High Yield Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco SMA High Yield Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco SMA High Yield Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco SMA High Yield Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco SMA High Yield Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco SMA High Yield Bond Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1)	Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

			Votes
	Matter	Votes For	Against/Withheld
(1)*	Beth Ann Brown	4,466,959,777.91	133,895,440.29
	Carol Deckbar	4,474,027,546.11	126,827,672.10
	Cynthia Hostetler	4,472,501,269.47	128,353,948.73
	Dr. Eli Jones	4,466,533,991.62	134,321,226.59
	Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
	Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
	Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
	James Liddy	4,476,115,965.25	124,739,252.96
	Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
	Joel W. Motley	4,470,984,644.97	129,870,573.24
	Teresa M. Ressel.	4,476,127,071.38	124,728,146.83
	Douglas Sharp.	4,472,857,757.76	127,997,460.45
	Robert C. Troccoli	4,465,802,399.44	135,052,818.77
	Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

T-7	Invesco SMA High Yield Bond Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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• Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	SMAHYB-AR-1

Annual Report to Shareholders	February 29, 2024

Invesco U.S. Government Money Portfolio

Nasdaq:

Invesco Cash Reserve: GMQXX ∎ C: GMCXX ∎ R: GMLXX ∎ Y: OMBXX ∎ R6: GMRXX

2	Management’s Discussion

3	Supplemental Information

4	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Fund Expenses

17	Tax Information

18	Proxy Results

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/ reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco U.S. Government Money Portfolio covers the fiscal year ended February 29, 2024. As of that date, the Fund’s net assets totaled $1.2 billion. As of the same date, the Fund’s weighted average maturity was 34 days and the Fund’s weighted average life was 112 days.1

Market conditions affecting money market funds

The investing landscape for money market funds and short-term markets were impacted during the fiscal year by multiple factors including higher Federal Reserve monetary policy rates, an ongoing shift in investor preferences in favor of money market funds, and a resilient economy as inflation declined, employment remained strong and economic growth was positive.

In 2023, the US Federal Reserve (the Fed) continued to push monetary policy rates higher albeit at a slower pace than in 2022.2,3 In their continued effort to rein in inflation, the Fed increased the range for the effective federal funds rate (EFFR) four times, each time by 25 basis points, culminating at a target range of 5.25% to 5.50% by July of 2023.2,3 This followed a total of 425 basis points of rate hikes in 2022 that started in March of that year. The result was the highest policy rates in more than 20 years. 2,3

Short-term US Treasury yields also hit the highest levels in decades as a direct result of Fed action. The three-month US Treasury bill reached a high of 5.51% in October 2023 before receding to 5.38% at the end of February 2024.2 Notably, the two-year to 10-year US Treasury yield curve has been inverted since July of 2022, one of the longest curve inversions in recent history.2

After peaking in 2022, year-over-year Consumer Price Index (CPI) inflation continued its downward trend but remained above the Fed’s preferred long-term target of 2%.2,4 CPI steadily declined in the first half of 2023 to 3.0% but remained relatively sticky thereafter and into 2024, ending February at 3.2%.2,4 Most components of inflation declined, but core services inflation remained elevated.

Employment conditions seemed to remain strong despite higher yields and tighter financial conditions. Unemployment in the US was 3.9% at the end of February 2024, after reaching a decade’s low level of 3.4% at the beginning of 2023.2,3,5 Additionally, initial jobless claims persisted in the low 200 thousand range for most of the fiscal year.

US money market fund assets reached a record high of $6.058 trillion in February of 2024 according to the Investment Company Institute (ICI). After initially jumping in a fight to quality in the immediate aftermath of the Silicon Valley Bank (SVB) induced banking crisis in March 2023, money fund assets steadily increased throughout the fiscal year. Over the fiscal year, money market fund assets jumped by $1.24 trillion, a 26% increase. Investors increased their money market fund balances to diversify away from bank deposits and take advantage of the highest yields in decades.2,6 Both institutional and retail Investors added to money market funds.

Our baseline economic outlook is a scenario with an economic soft landing and no recession, but below-trend economic growth and a softening labor market. This outcome should allow the Fed to start cutting interest rates, most likely in 2024. This would likely result in lower money market fund yields. Though inflation would likely still be above the Fed’s target at that time, lower inflation and moderating growth would likely mean the Fed’s current monetary policy is too tight for an economy slowing in both nominal and real terms. If our expectation for a soft landing plays out, risk assets would likely perform well, household and corporate borrowing rates would likely decline from peak levels, and lending conditions would likely begin to improve.

Thank you for investing in Invesco U.S. Government Money Portfolio. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1 Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2 Source: Bloomberg LP

3 Source: US Federal Reserve

4 Source: US Bureau of Labor Statistics

5 Source: Department of Labor

6 Source: Investment Company Institute

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity* In days, as of 02/29/2024
1-7	65.2%
8-30	0.3
31-60	4.5
61-90	1.1
91-180	4.2
181+	24.7

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. Investments in the Fund are not guaranteed by a bank and investment is not a bank account.

2	Invesco U.S. Government Money Portfolio

Invesco U.S. Government Money Portfolio’s investment objective is to seek income consistent with stability of principal.

∎ Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

3	Invesco U.S. Government Money Portfolio

Schedule of Investments

February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-18.86%
U.S. Treasury Bills-10.17%(a)

U.S. Treasury Bills	5.29%	04/02/2024	$25,000	$24,897,236

U.S. Treasury Bills	5.32%	04/11/2024	10,000	9,939,753

U.S. Treasury Bills	4.79%-5.48%	04/18/2024	16,000	15,890,267

U.S. Treasury Bills	5.32%	06/06/2024	5,500	5,423,161

U.S. Treasury Bills	5.19%	06/13/2024	6,000	5,914,547

U.S. Treasury Bills	5.10%	07/18/2024	13,000	12,750,283

U.S. Treasury Bills	5.44%	08/15/2024	6,000	5,852,100

U.S. Treasury Bills	5.04%	11/29/2024	12,000	11,563,336

U.S. Treasury Bills	4.82%	12/26/2024	13,000	12,502,208

U.S. Treasury Bills	4.79%	01/23/2025	15,000	14,375,433
U.S. Treasury Bills	4.93%	02/20/2025	6,000	5,721,430

				124,829,754

U.S. Treasury Floating Rate Notes-5.35%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	5.47%	10/31/2024	14,000	13,990,668

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	5.42%	04/30/2025	25,500	25,498,699

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.13%)(b)	5.53%	07/31/2025	14,250	14,238,743

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	5.50%	10/31/2025	12,000	12,000,000

				65,728,110

U.S. Treasury Notes-3.34%

U.S. Treasury Notes	0.38%	08/15/2024	8,000	7,817,435

U.S. Treasury Notes	1.50%	10/31/2024	17,000	16,615,691

U.S. Treasury Notes	0.75%	11/15/2024	4,500	4,364,361

U.S. Treasury Notes	2.25%	11/15/2024	12,500	12,253,668

				41,051,155

Total U.S. Treasury Securities (Cost $231,609,019)				231,609,019

U.S. Government Sponsored Agency Securities-15.74%
Federal Farm Credit Bank (FFCB)-9.24%

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.36%	03/08/2024	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.36%	03/15/2024	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.36%	04/25/2024	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.36%	05/09/2024	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.36%	05/24/2024	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	5.37%	08/27/2024	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.08%)(b)	5.39%	11/22/2024	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(b)	5.38%	12/18/2024	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.08%)(b)	5.39%	12/30/2024	6,500	6,500,000

Federal Farm Credit Bank (SOFR + 0.09%)(b)	5.40%	03/07/2025	9,000	9,000,000

Federal Farm Credit Bank (SOFR + 0.12%)(b)	5.43%	05/28/2025	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.12%)(b)	5.43%	05/30/2025	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.11%)(b)	5.42%	06/13/2025	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.13%)(b)	5.44%	08/13/2025	4,500	4,500,000

Federal Farm Credit Bank (SOFR + 0.17%)(b)	5.48%	08/14/2025	2,000	1,999,925

Federal Farm Credit Bank (SOFR + 0.14%)(b)	5.45%	08/22/2025	2,500	2,500,000

Federal Farm Credit Bank (SOFR + 0.16%)(b)	5.47%	11/28/2025	5,500	5,500,000

Federal Farm Credit Bank (SOFR + 0.16%)(b)	5.47%	12/01/2025	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.15%)(b)	5.46%	12/15/2025	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.15%)(b)	5.46%	12/29/2025	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.15%)(b)	5.46%	01/12/2026	4,500	4,500,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Federal Farm Credit Bank (FFCB)-(continued)

Federal Farm Credit Bank (SOFR + 0.16%)(b)	5.47%	01/23/2026	$6,000	$6,000,000
Federal Farm Credit Bank (SOFR + 0.15%)(b)	5.46%	01/29/2026	8,000	8,000,000

				113,499,925

Federal Home Loan Bank (FHLB)-6.50%

Federal Home Loan Bank (SOFR + 0.07%)(b)	5.38%	06/17/2024	4,500	4,500,000

Federal Home Loan Bank	5.50%	08/12/2024	7,500	7,498,765

Federal Home Loan Bank	5.59%	09/27/2024	2,750	2,750,000

Federal Home Loan Bank(a)	5.27%	11/01/2024	10,000	9,658,361

Federal Home Loan Bank (SOFR + 0.12%)(b)	5.43%	01/03/2025	520	519,993

Federal Home Loan Bank(a)	4.86%	01/10/2025	4,000	3,837,250

Federal Home Loan Bank	5.03%	01/10/2025	11,500	11,500,000

Federal Home Loan Bank(a)	5.00%	02/10/2025	9,000	8,588,260

Federal Home Loan Bank (SOFR + 0.13%)(b)	5.44%	03/24/2025	500	499,947

Federal Home Loan Bank (SOFR + 0.14%)(b)	5.45%	07/24/2025	4,000	4,000,000

Federal Home Loan Bank (SOFR + 0.16%)(b)	5.47%	08/21/2025	2,000	1,999,646

Federal Home Loan Bank (SOFR + 0.14%)(b)	5.45%	08/22/2025	4,500	4,500,000

Federal Home Loan Bank (SOFR + 0.16%)(b)	5.47%	08/22/2025	1,000	999,826

Federal Home Loan Bank (SOFR + 0.15%)(b)	5.46%	12/08/2025	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.15%)(b)	5.46%	12/11/2025	4,500	4,500,000

Federal Home Loan Bank (SOFR + 0.19%)(b)	5.50%	01/14/2026	6,500	6,500,000
Federal Home Loan Bank (SOFR + 0.13%)(b)	5.44%	02/09/2026	3,000	3,000,000

				79,852,048

Total U.S. Government Sponsored Agency Securities (Cost $193,351,973)				193,351,973

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-34.60% (Cost $424,960,992)				424,960,992

			Repurchase Amount

Repurchase Agreements-67.26%(c)

Bank of Montreal, joint agreement dated 02/29/2024, aggregate maturing value of $150,022,167 (collateralized by agency mortgage-backed securities valued at $153,000,000; 3.00% - 8.00%; 04/20/2036 - 02/20/2064)	5.32%	03/01/2024	50,007,389	50,000,000

Bank of Nova Scotia, joint agreement dated 02/29/2024, aggregate maturing value of $1,400,206,889 (collateralized by agency mortgage-backed securities, U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $1,428,000,033; 0.13% - 7.50%; 04/15/2024 - 02/01/2054)	5.32%	03/01/2024	60,008,867	60,000,000

BMO Capital Markets Corp., joint agreement dated 02/29/2024, aggregate maturing value of $750,110,833 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $765,000,010; 0.00% - 7.00%; 03/25/2024 - 05/20/2072)	5.32%	03/01/2024	50,007,389	50,000,000

Citigroup Global Markets, Inc., joint term agreement dated 02/29/2024, aggregate maturing value of $1,201,243,667 (collateralized by agency mortgage-backed securities valued at $1,224,000,482; 1.50% - 6.00%; 01/20/2051 - 02/20/2054)(d)	5.33%	03/07/2024	60,062,183	60,000,000

ING Financial Markets, LLC, joint agreement dated 02/29/2024, aggregate maturing value of $250,036,944 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $255,000,036; 2.00% - 6.50%; 02/28/2029 - 05/01/2058)	5.32%	03/01/2024	50,007,389	50,000,000

Mizuho Securities (USA) LLC, joint agreement dated 02/29/2024, aggregate maturing value of $750,110,833 (collateralized by agency mortgage-backed securities valued at $765,000,000; 1.50% - 8.00%; 04/01/2024 -06/01/2056)	5.32%	03/01/2024	60,008,867	60,000,000

RBC Dominion Securities Inc., joint term agreement dated 02/14/2024, aggregate maturing value of $4,524,075,000 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $4,590,000,000; 0.00% -7.50%; 05/01/2025 - 02/01/2054)(d)	5.35%	03/21/2024	191,016,500	190,000,000

Royal Bank of Canada, joint term agreement dated 01/31/2024, aggregate maturing value of $2,383,580,694 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,413,320,003; 0.63% - 7.00%; 06/30/2026 - 12/20/2063)(d)	5.35%	03/21/2024	31,230,347	31,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Repurchase Amount	Value

Sumitomo Mitsui Banking Corp., joint agreement dated 02/29/2024, aggregate maturing value of $2,000,295,556 (collateralized by agency mortgage-backed securities valued at $2,045,639,212; 6.00%; 09/20/2053 - 10/20/2053)	5.32%	03/01/2024	$115,016,994	$115,000,000
TD Securities (USA) LLC, joint term agreement dated 02/23/2024, aggregate maturing value of $500,517,222 (collateralized by agency mortgage-backed securities valued at $510,000,001; 1.50% - 7.50%; 05/01/2024 -03/01/2054)(d)	5.32%	03/01/2024	160,165,511	160,000,000

Total Repurchase Agreements (Cost $826,000,000)				826,000,000

TOTAL INVESTMENTS IN SECURITIES(e)-101.86% (Cost $1,250,960,992)				1,250,960,992

OTHER ASSETS LESS LIABILITIES-(1.86)%				(22,900,177)

NET ASSETS-100.00%				$1,228,060,815

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco U.S. Government Money Portfolio

Statement of Assets and Liabilities

February 29, 2024

Assets:

Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$424,960,992
Repurchase agreements, at value and cost	826,000,000
Cash	504,558
Receivable for:
Fund shares sold	656,999
Interest	2,448,801
Investment for trustee deferred compensation and retirement plans	119,841
Other assets	45,150
Total assets	1,254,736,341

Liabilities:
Payable for:
Investments purchased	24,897,236
Fund shares reacquired	1,508,147
Dividends	17,499
Accrued fees to affiliates	51,037
Accrued operating expenses	2,061
Trustee deferred compensation and retirement plans	199,546
Total liabilities	26,675,526
Net assets applicable to shares outstanding	$1,228,060,815

Net assets consist of:

Shares of beneficial interest	$1,228,345,513

Distributable earnings (loss)	(284,698)
$1,228,060,815

Net Assets:

Invesco Cash Reserve	$53,265,298

Class C	$6,979,931

Class R	$12,880,578

Class Y	$1,154,922,795

Class R6	$12,213

Shares outstanding, no par value, unlimited number of shares authorized:

Invesco Cash Reserve	53,268,946

Class C	6,980,412

Class R	12,881,465

Class Y	1,155,000,841

Class R6	12,214

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco U.S. Government Money Portfolio

Statement of Operations

For the year ended February 29, 2024

Investment income:

Interest	$66,187,487

Expenses:

Advisory fees	5,237,304

Administrative services fees	558,924

Custodian fees	8,547

Distribution fees:
Invesco Cash Reserve	79,813
Class C	73,923
Class R	48,881
Transfer agent fees - Invesco Cash Reserve, C, R and Y	2,597,086
Transfer agent fees - R6	19
Trustees’ and officers’ fees and benefits	40,377
Registration and filing fees	93,152
Reports to shareholders	116,794
Professional services fees	39,393
Other	31,986
Total expenses	8,926,199
Less: Fees waived and expense offset arrangement(s)	(1,405,704)
Net expenses	7,520,495
Net investment income	58,666,992
Net realized gain (loss) from unaffiliated investment securities	(17,730)
Net increase in net assets resulting from operations	$58,649,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the year ended February 29, 2024 and February 28, 2023

	2024	2023
Operations:

Net investment income	$58,666,992	$24,792,132

Net realized gain (loss)	(17,730)	(72,350)

Net increase in net assets resulting from operations	58,649,262	24,719,782

Distributions to shareholders from distributable earnings:

Invesco Cash Reserve	(2,405,503)	(980,410)

Class C	(270,820)	(113,454)

Class R	(411,860)	(101,277)

Class Y	(55,576,309)	(23,596,793)

Class R6	(2,500)	(198)

Total distributions from distributable earnings	(58,666,992)	(24,792,132)

Share transactions-net:

Invesco Cash Reserve	209,474	(421,057)

Class C	(842,622)	(281,468)

Class R	6,090,495	1,749,381

Class Y	(69,688,142)	(58,617,621)

Class R6	2,214	–

Net increase (decrease) in net assets resulting from share transactions	(64,228,581)	(57,570,765)

Net increase (decrease) in net assets	(64,246,311)	(57,643,115)

Net assets:

Beginning of year	1,292,307,126	1,349,950,241

End of year	$1,228,060,815	$1,292,307,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco U.S. Government Money Portfolio

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Invesco Cash Reserve
Year ended 02/29/24	$1.00	$0.05	$(0.00)	$0.05	$(0.05)	$–	$(0.05)	$1.00	4.62%	$53,265	0.73%		0.83%		4.52%
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	–	(0.02)	1.00	1.79	53,056	0.66		0.83		1.76
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	–	(0.00)	1.00	0.01	53,481	0.07		0.83		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	–	(0.00)	1.00	0.03	60,704	0.18		0.89		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	–	(0.01)	1.00	0.66	12,874	0.72	(d)	0.94	(d)	1.14	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	3,285	0.67	(d)	0.86	(d)	1.67	(d)
Class C
Year ended 02/29/24	1.00	0.04	(0.00)	0.04	(0.04)	–	(0.04)	1.00	3.73	6,980	1.58		1.68		3.67
Year ended 02/28/23	1.00	0.01	(0.00)	0.01	(0.01)	–	(0.01)	1.00	1.18	7,822	1.27		1.68		1.14
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	–	(0.00)	1.00	0.01	8,105	0.07		1.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	–	(0.00)	1.00	0.01	11,019	0.19		1.74		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	–	(0.00)	1.00	0.17	2,313	1.55	(d)	1.79	(d)	0.31	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.16	497	1.43	(d)	1.64	(d)	0.91	(d)
Class R
Year ended 02/29/24	1.00	0.04	(0.00)	0.04	(0.04)	–	(0.04)	1.00	4.25	12,881	1.08		1.18		4.17
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	–	(0.02)	1.00	1.53	6,791	0.93		1.18		1.48
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	–	(0.00)	1.00	0.01	5,042	0.07		1.18		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	–	(0.00)	1.00	0.02	5,857	0.19		1.24		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	–	(0.00)	1.00	0.46	1,099	1.05	(d)	1.28	(d)	0.81	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.23	182	1.08	(d)	1.08	(d)	1.27	(d)
Class Y
Year ended 02/29/24	1.00	0.05	(0.00)	0.05	(0.05)	–	(0.05)	1.00	4.77	1,154,923	0.58		0.68		4.67
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	–	(0.02)	1.00	1.91	1,224,628	0.53		0.68		1.88
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	–	(0.00)	1.00	0.01	1,283,313	0.07		0.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	–	(0.00)	1.00	0.04	1,470,499	0.18		0.74		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	–	(0.01)	1.00	0.74	1,558,623	0.58	(d)	0.80	(d)	1.28	(d)
Year ended 07/31/19	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.77	1,669,766	0.58		0.62		1.76
Class R6
Year ended 02/29/24	1.00	0.05	(0.00)	0.05	(0.05)	–	(0.05)	1.00	4.91	12	0.48		0.52		4.77
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	–	(0.02)	1.00	1.99	10	0.45		0.51		1.97
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	–	(0.00)	1.00	0.01	10	0.07		0.53		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	–	(0.00)	1.00	0.05	10	0.16		0.57		0.06
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	–	(0.01)	1.00	0.80	10	0.48	(d)	0.54	(d)	1.38	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.34	10	0.48	(d)	0.48	(d)	1.88	(d)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the seven months ended February 29, 2020 and the year ended July 31, 2019.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco U.S. Government Money Portfolio

Notes to Financial Statements

February 29, 2024

NOTE 1–Significant Accounting Policies

Invesco U.S. Government Money Portfolio (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently consists of five different classes of shares: Invesco Cash Reserve, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class C shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act (the “Rule”) and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee requirements at this time, as permitted by the Rule.

In July 2023, the U.S. Securities and Exchange Commission adopted amendments to the Rule. These amendments, among other changes, (i) removed redemption gates and removed the tie between weekly liquid asset minimum thresholds and liquidity fees, effective October 2, 2023; and (ii) increased required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by the Rule. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other

11	Invesco U.S. Government Money Portfolio

shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative settled shares.
G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.450%
Next $500 million	0.425%
Next $500 million	0.400%
Next $1.5 billion	0.375%
Over $3 billion	0.350%

*The	advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 29, 2024, the effective advisory fees incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through June 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class C, Class R, Class Y, and Class R6 shares to 0.73%, 1.58%, 1.08%, 0.58%, and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 29, 2024, the Adviser contractually waived class level expenses of $51,586, $7,166, $9,484, $1,153,991 and $19, of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class C and Class R shares (collectively the “Plans”). The Fund pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the average daily net assets of Invesco Cash Reserve shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Expenses under this agreement are shown as Distribution fees in the Statement of Operations.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2024, IDI advised the Fund that IDI imposed CDSC on redemptions by shareholders for Class C shares of $3,862.

12	Invesco U.S. Government Money Portfolio

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2024, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $183,458.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$58,666,992	$24,792,132

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Temporary book/tax differences	$(186,979)

Capital loss carryforward	(97,719)

Shares of beneficial interest	1,228,345,513

Total net assets	$1,228,060,815

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

13	Invesco U.S. Government Money Portfolio

The Fund has a capital loss carryforward as of February 29, 2024 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$97,719	$-	$97,719

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on February 29, 2024, undistributed net investment income was increased by $23,229 and shares of beneficial interest was decreased by $23,229. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Years ended February 29,
	2024		2023
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	29,997,541	$29,997,541	41,044,438	$41,044,438

Class C	5,249,925	5,249,925	10,047,171	10,047,171

Class R	16,731,203	16,731,203	4,953,689	4,953,689

Class Y	310,930,974	310,930,974	285,472,028	285,472,028

Class R6	833,148	833,148	-	-

Issued as reinvestment of dividends:
Invesco Cash Reserve	2,300,189	2,300,189	973,238	973,238

Class C	254,517	254,517	111,488	111,488

Class R	407,150	407,150	101,277	101,277

Class Y	54,717,720	54,717,720	23,412,647	23,412,647

Class R6	2,023	2,023	-	-

Automatic Conversion of Class C shares to Invesco Cash Reserve shares:

Invesco Cash Reserve	518,719	518,719	476,054	476,054

Class C	(518,719)	(518,719)	(476,054)	(476,054)

Reacquired:
Invesco Cash Reserve	(32,606,975)	(32,606,975)	(42,914,787)	(42,914,787)

Class C	(5,828,345)	(5,828,345)	(9,964,073)	(9,964,073)

Class R	(11,047,858)	(11,047,858)	(3,305,585)	(3,305,585)

Class Y	(435,336,836)	(435,336,836)	(367,502,296)	(367,502,296)

Class R6	(832,957)	(832,957)	-	-

Net increase (decrease) in share activity	(64,228,581)	$(64,228,581)	(57,570,765)	$(57,570,765)

14	Invesco U.S. Government Money Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco U.S. Government Money Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Government Money Portfolio (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

15	Invesco U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/24)	Expenses Paid During Period[2]	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,023.50	$3.67	$1,021.23	$3.67	0.73%
C	1,000.00	1,019.20	7.93	1,017.01	7.92	1.58
R	1,000.00	1,021.70	5.43	1,019.49	5.42	1.08
Y	1,000.00	1,024.30	2.92	1,021.98	2.92	0.58
R6	1,000.00	1,025.00	2.42	1,022.48	2.41	0.48

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

16	Invesco U.S. Government Money Portfolio

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	99.96%
U.S. Treasury Obligations*	24.95%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

17	Invesco U.S. Government Money Portfolio

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:

(1) Elect	14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld
(1)*	Beth Ann Brown	4,466,959,777.91	133,895,440.29
	Carol Deckbar	4,474,027,546.11	126,827,672.10
	Cynthia Hostetler	4,472,501,269.47	128,353,948.73
	Dr. Eli Jones	4,466,533,991.62	134,321,226.59
	Elizabeth Krentzman	4,474,997,264.60	125,857,953.60
	Jeffrey H. Kupor	4,473,213,698.02	127,641,520.19
	Anthony J. LaCava, Jr.	4,474,060,402.00	126,794,816.21
	James Liddy	4,476,115,965.25	124,739,252.96
	Dr. Prema Mathai-Davis	4,456,983,135.04	143,872,083.16
	Joel W. Motley	4,470,984,644.97	129,870,573.24
	Teresa M. Ressel	4,476,127,071.38	124,728,146.83
	Douglas Sharp	4,472,857,757.76	127,997,460.45
	Robert C. Troccoli	4,465,802,399.44	135,052,818.77
	Daniel S. Vandivort	4,473,490,841.07	127,364,377.14

*	Proposal 1 required approval by a combined vote of all the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

18	Invesco U.S. Government Money Portfolio

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] — 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	1998	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed –(continued) Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	2 Hanson Place
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

T-6	Invesco U.S. Government Money Portfolio

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GMKT-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2024	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023
Audit Fees	$381,116	$404,219
Audit-Related Fees	$0	$0
Tax Fees(1)	$177,062	$171,030
All Other Fees	$0	$0

Total Fees	$558,178	$575,249

(1)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$874,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,094,000	$874,000

(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,510,000 for the fiscal year ended February 29, 2024 and $7,376,000 for the fiscal year ended February 28, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,781,062 for the fiscal year ended February 29, 2024 and $8,421,030 for the fiscal year ended February 28, 2023.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 16, 2024, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of

April 16, 2024, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 14.	EXHIBITS.

14(a) (1)	Code of Ethics.

14(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

14(a) (3)	Not applicable.

14(a) (4)	Not applicable.

14(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 2, 2024